      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2019.

                                                            FILE NOS. 333-137942
                                                                       811-03240
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.                   []



                             Post-Effective Amendment No. 26               [X]


                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 261                         [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ------------

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (Name of Depositor)


                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
             (Address of Depositor's Principal Offices) (Zip Code)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 831-3150


                               MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 2019 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life
Insurance Company under variable annuity contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A


                             CROSS REFERENCE SHEET


                              PART A -- PROSPECTUS



                                   ITEM NUMBER
                                   IN FORM N-4                                                       CAPTION
---------------------------------------------------------------------------------- ------------------------------------------
1.    Cover Page..................................................................  Cover Page
2.    Definitions.................................................................  Glossary of Terms
3.    Synopsis....................................................................  Fee Tables; Highlights
4.    Condensed Financial Information.............................................  Fee Tables; Selected Purchase Unit Data
5.    General Description of Registrant, Depositor and Portfolio Companies........  General Information; Fixed and Variable
                                                                                    Account Option(s)
6.    Deductions..................................................................  Fee Tables; Fees and Charges
7.    General Description of Variable Annuity Contracts...........................  Highlights; General Information; Purchase
                                                                                    Period; Transfers Between Investment
                                                                                    Options; Other Contract Features
8.    Annuity Period..............................................................  Payout Period
9.    Death Benefit...............................................................  Death Benefits
10.   Purchases and Contract Value................................................  Purchase Period; Surrender of Account
                                                                                    Value
11.   Redemptions.................................................................  Surrender of Account Value
12.   Taxes.......................................................................  Federal Tax Matters
13.   Legal Proceedings...........................................................  Legal Proceedings
14.   Table of Contents of Statement of Additional Information....................  Table of Contents of
                                                                                    Statement of Additional Information



                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


                    ITEM NUMBER
                    IN FORM N-4                                      CAPTION
--------------------------------------------------- ----------------------------------------
15.   Cover Page...................................  Cover Page
16.   Table of Contents............................  Table of Contents
17.   General Information and History..............  General Information (P); Fixed and
                                                     Variable Account Option(s) (P)
18.   Services.....................................  General Information (P); Experts
19.   Purchase of Securities Being Offered.........  Purchase Period (P)
20.   Underwriters.................................  Distribution of Variable Annuity
                                                     Contracts; General Information (P)
21.   Calculation of Performance Data..............  Not Applicable
22.   Annuity Payments.............................  Payout Period (P); Purchase Unit Value;
                                                     Payout Payments
23.   Financial Statements.........................  General Information (P); Experts

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.00 to 12.00                                            May 1, 2019


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan. The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A ("Separate Account") are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.



This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2019, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

 Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for variable account options available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from VALIC electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.valic.com.

 You may elect to receive all future reports in paper free of charge. You can inform VALIC that you wish to continue receiving paper copies of your shareholder reports by contacting 1-800-448-2542. Your election to receive reports in paper will apply to all variable account options available under your Contract.


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments. The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.



Variable Account Options


VALIC Company I Funds               VALIC Company II Funds              Public Funds
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Bridgeway Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2030 Fund
Global Real Estate Fund             Mid Cap Growth Fund                 T. Rowe Price Retirement 2035 Fund
Global Social Awareness Fund        Mid Cap Value Fund                  T. Rowe Price Retirement 2040 Fund
Global Strategy Fund                Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2045 Fund
Government Money Market I Fund      Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Securities Fund          Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Growth Fund                         Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth & Income Fund                Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Moderate Growth Fund
International Equities Index Fund                                       Vanguard Long-Term Investment-Grade Fund
International Government Bond Fund                                      Vanguard Long-Term Treasury Fund
International Growth Fund                                               Vanguard Wellington Fund
International Value Fund                                                Vanguard Windsor II Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

Table of Contents
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                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   4

Highlights......................................................   7

General Information.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

Fixed and Variable Account Options..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

Purchase Period.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

Transfers Between Investment Options............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

Fees and Charges................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

Payout Period...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25


                                                                 Page
                                                                 ----

Surrender of Account Value......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

Exchange Privilege..............................................  27

Death Benefits..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
   Special Information for Nonqualified Contracts...............  28
   During the Purchase Period...................................  28
   Death Benefit Before Age 70..................................  28
   Death Benefit On or After Age 70.............................  28
   Adjusted Purchase Payment Amount.............................  28
   During the Payout Period.....................................  29

Other Contract Features.........................................  29
   Changes That May Not Be Made.................................  29
   Change of Beneficiary........................................  29
   Contingent Owner.............................................  29
   Cancellation -- The "Free Look" Period.......................  29
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  30

Voting Rights...................................................  30
   Who May Give Voting Instructions.............................  30
   Determination of Fund Shares Attributable to Your Account....  30
       During the Purchase Period...............................  30
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  30
   How Fund Shares Are Voted....................................  30

Federal Tax Matters.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  31

Legal Proceedings...............................................  33

Financial Statements............................................  34

Table of Contents of Statement of Additional Information........  34

Appendix A -- Selected Purchase Unit Data....................... A-1

Appendix B -- Living Benefits................................... B-1

Appendix C -- State Contract Variability........................ C-1

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

Annuity Service Center -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code -- the Internal Revenue Code of 1986, as amended.

Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.


Guided Portfolio Advantage/SM/ /Guided Portfolio Services(R) ("GPA" and "GPS", respectively) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan.


Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

Living Benefit -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

Purchase Unit -- a unit of interest owned by you in your Variable Account
Option.

Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option -- investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables
--------------------------------------------------------------------------------


 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses



Maximum Surrender Charge /(1)/                                        5.00%
----------------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                                $75
----------------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) /(2)/  0-3.5%
----------------------------------------------------------------------------



 The following table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

 Annual Separate Account Charges



Annual Variable Account Option Maintenance Charge ($3.75/quarter, annualized) /(3)/                                    $15
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Separate Account Charges for each Variable            Maximum           Separate       Current (Net)
Account Option                                                                   Separate           Account         Separate
(as a percentage of average daily net asset value allocated to the               Account         Reimbursement       Account
Variable Account Option)                                                     Charge (%) /(4)/ or Credit (%) /(5)/  Charge (%)
-------------------------------------------------------------------------------------------------------------------------------
VALIC Company I Funds /(6)/ (34 Funds)                                             1.00               --              1.00
-------------------------------------------------------------------------------------------------------------------------------
VALIC Company II Funds /(6)/ (15 Funds)                                            1.00             (0.25)            0.75
-------------------------------------------------------------------------------------------------------------------------------
Public Funds
-------------------------------------------------------------------------------------------------------------------------------
   American Beacon Bridgeway Large Cap Growth Fund (Investor Shares)               1.25             (0.25)            1.00
-------------------------------------------------------------------------------------------------------------------------------
   Ariel Appreciation Fund (Investor Shares)                                       1.25             (0.25)            1.00
-------------------------------------------------------------------------------------------------------------------------------
   Ariel Fund (Investor Shares)                                                    1.25             (0.25)            1.00
-------------------------------------------------------------------------------------------------------------------------------
   Invesco Balanced-Risk Commodity Strategy Fund (R5 Shares)                       1.25             (0.25)            1.00
-------------------------------------------------------------------------------------------------------------------------------
   T. Rowe Price Retirement Funds (Advisor Shares)
       2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund,
       2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund, 2060 Fund                       1.25             (0.25)            1.00
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard LifeStrategy Funds (Investor Shares)
       Conservative Growth Fund, Growth Fund, Moderate Growth Fund                 1.25               --              1.25
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Long-Term Investment-Grade Fund (Investor Shares)                      1.25             (0.25)            1.00
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Long-Term Treasury Fund (Investor Shares)                              1.25             (0.25)            1.00
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Wellington Fund (Investor Shares)                                      1.25               --              1.25
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Windsor II Fund (Investor Shares)                                      1.25               --              1.25
-------------------------------------------------------------------------------------------------------------------------------



 Optional IncomeLOCK Plus Fee

 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base./(7)/



Number of Covered Persons  Initial Annual Fee Rate Maximum Annual Fee Rate /(8)/
-------------------------  ----------------------- -----------------------------
For One Covered Person              1.10%                      2.20%
For Two Covered Persons             1.35%                      2.70%



 Total Annual Fund Operating Expenses

 The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail about each Funds' fees and expenses is contained in the prospectus for each Fund.



Total Annual Fund Operating Expenses                                   Minimum /(9)/ Maximum /(10)/
---------------------------------------------------------------------------------------------------
(Expenses that are deducted from Fund assets, including management fees, other expenses, distribution and service (including any 12b-1)
fees, if applicable)                                                       0.12%         1.30%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------

 Footnotes to the Fee Tables

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Payout Period. See "Premium Tax Charge" section and
 "Appendix C -- State Contract Variability."

 (3) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (4) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (5) For these Variable Account Options, the Separate Account Charges for these Divisions currently are reduced voluntarily by VALIC. See "Separate Account Expense Reimbursements or Credits."

 (6) See cover page for a list of the VALIC Company I and VALIC Company II Funds available as Variable Account Options.

 (7) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Appendix B."

 (8) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."



                           Minimum Annual Maximum Annual Maximum Annualized Fee Rate
Number of Covered Persons     Fee Rate       Fee Rate       Decrease or Increase*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------



        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets compromising the Benefit Base. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

 (9) The Fund with the lowest total annual fund operating expenses is the Vanguard LifeStrategy Conservative Growth Fund. However, the Vanguard Long-Term Treasury Fund Variable Account Option has the lowest combined expenses, which includes the net Separate Account Charges and total fund annual fund operating expenses (1.00% and 0.20%, respectively).

 (10) The Fund with the highest total annual fund operating expenses is the Invesco Balanced-Risk Commodity Strategy Fund. The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that the Fund's total annual fund operating expenses exceed 1.15% of the Fund's average daily net assets. Unless the adviser continues the expense limit/fee waiver agreement, the agreement will terminate on or after February 29, 2020. The agreement cannot be or amended to increase the expense limits without the approval of the Fund's board of trustees. See the Fund's prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes you invest in the Variable Account Option with the maximum total fund expenses (1.30%) and Separate Account Charges (1.00%) for total combined expenses of 2.30% (Invesco Balanced-Risk Commodity Strategy Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $709  $1,248  $1,802   $2,771


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $248   $762   $1,302   $2,771


The second set of examples assumes you invest in the Variable Account Option with the minimum total fund expenses (0.20%) and Separate Account Charges (1.00%) for total combined expenses of 1.20% (Vanguard Long-Term Treasury Fund).

(1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $604   $925   $1,233   $1,599

(2) If you annuitize your Contract or you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $137   $425    $733    $1,599


The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes you invest in the Variable Account Option with the maximum total fund expenses (1.30%) and Separate Account Charges (1.00%) for total combined expenses of 2.30% (Invesco Balanced-Risk Commodity Strategy Fund), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $838  $1,990  $3,012   $5,113


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $382  $1,542  $2,566   $5,113


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see "Appendix A -- Selected Purchase Unit Data."

Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.25% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

Living Benefits: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.

Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

All material state variations are described in Appendix C.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
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About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.


VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").


VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

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Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.


VALIC also distributes its products through independent broker-dealers, some of which are appointed by an employer to provide services in a retirement plan. Whether offered in a retirement plan or as an IRA or a non-qualified Contract, VALIC will pay independent broker-dealers for services/sales through the payment of a commission up to 4.00% of each Purchase Payment and an annual trail (a reduced commission paid after the initial purchase).

For more information about how your financial advisor may be compensated, please contact your advisor.

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Administration of the Contracts


VALIC is responsible for the administrative servicing of your Contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website, our distribution partners, or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. Despite our implementation of administrative and technical controls and other preventative actions to reduce the risk of cyber-incident, there can be no assurance that VALIC or our distribution partners or the underlying Funds or VALIC's service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.

Fixed and Variable Account Options
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.


      Fixed Account Options                Investment Objective
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.


Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial advisor. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.


Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each Contract year, and this rate will never be lower than the minimum guaranteed rate as referenced in your Contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the Contract withdrawal charge period and the number of years since your annuity Contract was issued.


Variable Account Options

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as

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"Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.valic.com.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.


Variable Account Options    Adviser/Sub-Adviser     Variable Account Options       Adviser/Sub-Adviser
------------------------    -------------------     ------------------------       -------------------

Domestic Large-Cap Equity Asset Class

 American Beacon          Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Bridgeway Large Cap     Advisors, Inc.                                     Sub-Adviser: Columbia
   Growth Fund            Sub-Adviser: Bridgeway                               Management Investment
                           Capital Management, Inc.                            Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: BNY Mellon Asset
                           Hanley, Mewhinney &                                 Management North America
                           Strauss, LLC ("Barrow                               Corporation and Janus Capital
                           Hanley")                                            Management LLC ("Janus")
                                                                              Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: BMO Asset                              Sub-Adviser: SunAmerica
                           Management Corp.

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

Domestic Mid-Cap Equity Asset Class

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
                                                                               ("Allianz")

 Mid Cap Growth Fund      Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: Wellington                             Sub-Advisers: Boston Partners
                           Management                                          Global Investors, Inc. d/b/a
                                                                               Boston Partners and
                                                                               Wellington Management

 Mid Cap Index Fund       Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Adviser: Goldman Sachs
                                                                               Capital Management, LP
                                                                               ("Goldman Sachs")

Domestic Small-Cap Equity Asset Class

 Ariel Fund               Adviser: Ariel             Small Cap Index Fund     Adviser: VALIC
                          Investments, LLC                                    Sub-Adviser: SunAmerica

 Small Cap Aggressive     Adviser: VALIC             Small Cap Special        Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory         Values Fund            Sub-Advisers: Wells Capital
                           Capital Management Inc.                             Management Incorporated
                                                                               ("WellsCap")

 Small Cap Fund           Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Adviser: JPMIM
                           Rowe Price and
                           Bridgeway Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC
                          Sub-Adviser: JPMIM

Global Equity Asset Class (International And Domestic)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

International Equity Asset Class

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Adviser: Morgan Stanley
                                                                               Investment Management Inc.

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers
                                                     International Value      Adviser: VALIC
                                                       Fund*                  Sub-Adviser: WellsCap

Specialty Asset Class

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           Advisers, Inc.              Fund
                           ("Invesco") and
                           Goldman Sachs
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

Hybrid Asset Class (Equity and Fixed Income)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2040 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2045 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2050 Fund

 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2055 Fund
                          AllianceBernstein L.P.
                          and SunAmerica

 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2060 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price
   Retirement 2030 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2035 Fund

Fixed Income Asset Class

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund                Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund                 Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

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* On September 10, 2018, the Foreign Value Fund changed its name to International Value Fund.

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options    Adviser/Sub-Adviser
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. See the VALIC Company I prospectus and Statement of Additional Information for details.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

Purchase Period
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        Initial Subsequent
                      Contract Type     Payment  Payment
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

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Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

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The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (equals)
             All Purchase Payments made to the Fixed Account Options
         +   (plus)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (plus)
             All interest earned
         -   (minus)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

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* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options


You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units, including any dividend or capital gains per share declared on behalf of the underlying Fund as of that day. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.

Premium Enhancement Credit

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

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rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

Stopping Purchase Payments

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options
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You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers


VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise fund expenses, such as recordkeeping and transaction costs, and can potentially harm fund performance. Further, excessive trading may harm fund investors, as the excessive trader takes security profits intended for the entire fund, and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the fund's performance to suffer, and exerts downward pressure on the fund's price per share.


Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option            Value         Frequency                            Other Restrictions
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

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(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                        % of Account Value                     Frequency
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

Fees and Charges
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed pro-rata among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix C for variations of the premium tax charge that may be applicable in your state.

Separate Account Charges


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The maximum charges range from 1.00% to 1.25% depending on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. The current (net) charges range from 0.75% to 1.25%. The charge is deducted daily from the net assets.


These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

--------------------------------------------------------------------------------

allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.


We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the maximum Separate Account Charges. The current Net Separate Account Charges of each Variable Account Option are reflected in the Fee Tables and range from 0.75% to 1.25%. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants. The maximum Separate Account Charges are guaranteed and may not be increased for the life of your Contract.


Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period
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The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you

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select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

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3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value
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When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

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required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (equals)  Your Account Value(1)
                 Surrender                    - (minus)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (divided  next computed after the
          Variable Account Option    by)       written request for
                 + (plus)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

Exchange Privilege
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  .   In the form of an annuity under any of the Payout Options;

  .   In partial payments over the Beneficiary's life expectancy; or

  . In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.

Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary

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may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner's estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Death Benefit Before Age of 70

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
         or
             100% of Purchase Payments invested in Fixed
             Account Option
             - (minus)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
        or
            100% of Purchase Payments invested in Variable
            Account Options
            - (minus)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
            + (plus)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if the total amount of any death benefit exceeds the Account Value.

Death Benefit On or After Age 70

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (minus)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Adjusted Purchase Payment Amount

The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

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If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.

Other Contract Features
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Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the

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Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See "Appendix C -- State Contract Variability." The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. Generally, the amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the

--------------------------------------------------------------------------------

instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.

Federal Tax Matters
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program.

--------------------------------------------------------------------------------

After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Tax Cuts and Jobs Act of 2017 provided relief from the 10% early withdrawal penalty tax for qualified 2016 disaster distributions from retirement funds.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed

--------------------------------------------------------------------------------

currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

Legal Proceedings
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As of April 23, 2019, the Company has achieved final dismissal of a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerned a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal was denied on July 5, 2018, and the WV Boards' motion for reconsideration was denied on November 14, 2018. The WV Boards have not appealed further, and the matter is concluded.



There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2019, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

Financial Statements
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      Page
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  17
                     Purchase Unit Value.............  18


                                                            Page
                                                            ----
                Calculation of MVA Option..................  19
                Payout Payments............................  20
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  22
                Comments on Financial Statements...........  22

                   Appendix A -- Selected Purchase Unit Data
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC Company I
    Asset Allocation Fund (Division 5)       2018 8.805   7.931     9,432,770
                                             2017 7.853   8.805     9,912,600
                                             2016 7.391   7.853    10,485,387
                                             2015 7.500   7.391    11,229,279
                                             2014 7.190   7.500    11,464,518
                                             2013 6.262   7.190    11,432,199
                                             2012 5.582   6.262    11,341,787
                                             2011 5.586   5.582    10,743,259
                                             2010 4.925   5.586    21,847,662
                                             2009 4.024   4.925    11,080,728
    Blue Chip Growth Fund (Division 72)      2018 2.523   2.547   209,102,766
                                             2017 1.871   2.523   213,205,602
                                             2016 1.873   1.871   234,887,542
                                             2015 1.704   1.873   249,325,806
                                             2014 1.577   1.704   255,293,080
                                             2013 1.128   1.577   274,949,669
                                             2012 0.965   1.128   290,732,124
                                             2011 0.960   0.965   292,547,139
                                             2010 0.835   0.960   303,937,553
                                             2009 0.589   0.835   367,144,690
    Broad Cap Value Income Fund
     (Division 75)                           2018 2.229   1.955    16,661,659
                                             2017 1.905   2.229    18,201,380
                                             2016 1.690   1.905    19,267,145
                                             2015 1.730   1.690    21,381,397
                                             2014 1.625   1.730    22,365,875
                                             2013 1.203   1.625    20,918,581
                                             2012 1.066   1.203    20,711,268
                                             2011 1.059   1.066    19,392,587
                                             2010 0.935   1.059    16,472,333
                                             2009 0.753   0.935    15,694,879
    Capital Conservation Fund (Division 7)   2018 3.797   3.718    27,123,774
                                             2017 3.705   3.797    26,438,035
                                             2016 3.659   3.705    25,066,756
                                             2015 3.688   3.659    26,925,896
                                             2014 3.515   3.688    28,654,292
                                             2013 3.637   3.515    28,296,085
                                             2012 3.463   3.637    35,290,472
                                             2011 3.274   3.463    29,728,225
                                             2010 3.067   3.274    33,209,360
                                             2009 2.790   3.067    26,677,114
    Core Equity Fund (Division 15)           2018 4.380   4.043    44,027,614
                                             2017 3.655   4.380    48,506,718
                                             2016 3.275   3.655    53,159,438
                                             2015 3.370   3.275    59,276,410
                                             2014 3.052   3.370    65,322,905
                                             2013 2.286   3.052    71,971,776
                                             2012 2.022   2.286    78,896,796
                                             2011 2.052   2.022    86,784,230
                                             2010 1.837   2.052    94,436,980
                                             2009 1.505   1.837   104,827,771


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Dividend Value Fund (Division 21)        2018 3.524   3.175   169,239,656
                                             2017 3.014   3.524   182,217,087
                                             2016 2.609   3.014   195,018,399
                                             2015 2.652   2.609   175,738,943
                                             2014 2.453   2.652   208,754,524
                                             2013 1.905   2.453   186,304,389
                                             2012 1.709   1.905   163,254,122
                                             2011 1.596   1.709   101,063,866
                                             2010 1.413   1.596    68,862,420
                                             2009 1.200   1.413    61,709,268
    Dynamic Allocation Fund (Division 103)   2018 1.398   1.288   144,273,292
                                             2017 1.175   1.398   164,520,988
                                             2016 1.132   1.175   183,719,330
                                             2015 1.198   1.132   200,438,926
                                             2014 1.161   1.198   207,495,613
                                             2013 0.998   1.161   157,565,861
                                             2012    --   0.998         1,278
    Emerging Economies Fund (Division 87)    2018 1.180   0.943   518,337,334
                                             2017 0.844   1.180   566,414,809
                                             2016 0.765   0.844   588,962,730
                                             2015 0.904   0.765   514,456,202
                                             2014 0.967   0.904   524,801,471
                                             2013 1.004   0.967   461,831,807
                                             2012 0.853   1.004   448,359,082
                                             2011 0.991   0.853   183,542,976
                                             2010 0.900   0.991   190,097,376
                                             2009 0.701   0.900   206,475,201
    Global Real Estate Fund (Division 101)   2018 1.505   1.401   176,427,547
                                             2017 1.336   1.505   172,100,568
                                             2016 1.319   1.336   210,495,647
                                             2015 1.332   1.319   238,892,974
                                             2014 1.201   1.332   267,978,180
                                             2013 1.160   1.201   216,238,726
                                             2012 0.894   1.160   241,543,325
                                             2011 0.982   0.894   232,943,420
                                             2010 0.839   0.982   213,011,694
                                             2009 0.643   0.839   258,142,217
    Global Social Awareness Fund
     (Division 12)                           2018 7.104   6.439    32,097,800
                                             2017 5.847   7.104    36,088,652
                                             2016 5.522   5.847    38,124,466
                                             2015 5.596   5.522    38,399,751
                                             2014 5.235   5.596    42,855,429
                                             2013 4.103   5.235    46,143,368
                                             2012 3.533   4.103    42,760,926
                                             2011 3.804   3.533    44,012,539
                                             2010 3.423   3.804    52,474,118
                                             2009 2.628   3.423    50,267,504


--------

* The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this Division was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund (later referred to as the American Beacon Bridgeway Large Cap Growth II Fund) reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this Division was added to Portfolio Director. While the T. Rowe Price Retirement Funds were added as Divisions on December 17, 2014, investments in the Divisions did not occur until 2015. On December 15, 2017, the American Beacon Bridgeway Large Cap Growth II Fund (formerly, the American Beacon Holland Large Cap Growth Fund) ("replaced option") merged with and into the American Beacon Bridgeway Large Cap Growth Fund ("surviving option"). The surviving option, American Beacon Bridgeway Large Cap Growth Fund, was added as a Variable Account Option in your prospectus on such date.

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                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Global Strategy Fund (Division 88)        2018 2.117   1.922   133,377,446
                                              2017 1.883   2.117   145,920,891
                                              2016 1.806   1.883   163,523,909
                                              2015 1.915   1.806   183,895,415
                                              2014 1.900   1.915   195,648,003
                                              2013 1.615   1.900   207,385,139
                                              2012 1.365   1.615   211,834,246
                                              2011 1.410   1.365   257,082,832
                                              2010 1.275   1.410   273,106,060
                                              2009 1.038   1.275   252,273,797
    Government Money Market I Fund
     (Division 6)                             2018 1.975   1.981   123,856,624
                                              2017 1.987   1.975   114,481,329
                                              2016 2.007   1.987   123,629,671
                                              2015 2.027   2.007   119,987,728
                                              2014 2.047   2.027   123,650,875
                                              2013 2.067   2.047   130,251,067
                                              2012 2.088   2.067   134,317,148
                                              2011 2.109   2.088   141,509,055
                                              2010 2.129   2.109   139,892,360
                                              2009 2.144   2.129   148,465,945
    Government Securities Fund (Division 8)   2018 3.593   3.575    16,988,120
                                              2017 3.556   3.593    16,892,412
                                              2016 3.549   3.556    19,501,841
                                              2015 3.555   3.549    19,113,755
                                              2014 3.403   3.555    20,195,666
                                              2013 3.589   3.403    23,054,983
                                              2012 3.496   3.589    22,678,354
                                              2011 3.216   3.496    22,839,524
                                              2010 3.125   3.216    28,341,239
                                              2009 3.280   3.125    26,317,113
    Growth Fund (Division 78)                 2018 2.307   2.220   389,292,769
                                              2017 1.789   2.307   412,269,328
                                              2016 1.724   1.789   388,095,512
                                              2015 1.689   1.724   458,010,324
                                              2014 1.541   1.689   464,072,864
                                              2013 1.187   1.541   481,182,962
                                              2012 1.044   1.187   528,155,797
                                              2011 1.016   1.044   529,636,867
                                              2010 0.906   1.061   551,249,645
                                              2009 0.670   0.906   600,691,043
    Growth & Income Fund (Division 16)        2018 4.572   4.264    20,202,104
                                              2017 3.814   4.572    21,697,261
                                              2016 3.463   3.814    22,529,695
                                              2015 3.502   3.463    24,899,000
                                              2014 3.099   3.502    26,151,817
                                              2013 2.359   3.099    26,563,614
                                              2012 2.102   2.359    27,951,197
                                              2011 2.220   2.102    29,538,389
                                              2010 1.997   2.220    31,055,345
                                              2009 1.656   1.997    33,580,307
    Health Sciences Fund (Division 73)        2018 5.098   5.095   112,982,924
                                              2017 4.033   5.098   120,429,800
                                              2016 4.551   4.033   135,578,620
                                              2015 4.081   4.551   163,117,194
                                              2014 3.133   4.081   146,889,576
                                              2013 2.095   3.133   136,545,423
                                              2012 1.606   2.095   119,014,862
                                              2011 1.469   1.606   103,364,423
                                              2010 1.281   1.469    98,078,111
                                              2009 0.984   1.281   105,320,949


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Inflation Protected Fund (Division 77)   2018 1.330   1.288   381,331,745
                                             2017 1.281   1.330   312,352,863
                                             2016 1.247   1.281   281,898,871
                                             2015 1.299   1.247   308,672,313
                                             2014 1.274   1.299   299,760,024
                                             2013 1.383   1.274   277,565,988
                                             2012 1.293   1.383   258,308,256
                                             2011 1.186   1.293   220,201,675
                                             2010 1.098   1.186   177,023,759
                                             2009 1.012   1.098   143,606,653
    International Equities Index Fund
     (Division 11)                           2018 2.211   1.888   371,444,185
                                             2017 1.795   2.211   506,101,313
                                             2016 1.791   1.795   394,166,789
                                             2015 1.827   1.791   396,429,084
                                             2014 1.952   1.827   386,208,304
                                             2013 1.657   1.952   422,010,815
                                             2012 1.430   1.657   400,470,192
                                             2011 1.662   1.430   454,616,647
                                             2010 1.548   1.662   446,458,741
                                             2009 1.206   1.548   408,178,586
    International Government Bond Fund
     (Division 13)                           2018 3.188   3.058    31,861,851
                                             2017 2.979   3.188    46,965,550
                                             2016 2.901   2.979    52,375,313
                                             2015 3.031   2.901    41,460,619
                                             2014 3.020   3.031    45,268,931
                                             2013 3.232   3.020    46,400,845
                                             2012 3.005   3.232    42,794,823
                                             2011 2.905   3.005    52,050,637
                                             2010 2.714   2.905    42,388,762
                                             2009 2.457   2.714    40,686,385
    International Growth Fund
     (Division 20)                           2018 3.302   3.004    84,602,741
                                             2017 2.613   3.302    87,409,448
                                             2016 2.714   2.613    94,896,359
                                             2015 2.755   2.714   105,372,533
                                             2014 2.882   2.755   117,367,804
                                             2013 2.411   2.882   129,867,358
                                             2012 2.026   2.411   145,325,269
                                             2011 2.269   2.026   150,087,437
                                             2010 2.036   2.269   165,141,915
                                             2009 1.519   2.036   173,448,999
    International Value Fund (Division 89)   2018 1.497   1.218   398,968,875
                                             2017 1.293   1.497   437,310,515
                                             2016 1.165   1.293   461,800,327
                                             2015 1.269   1.165   502,945,232
                                             2014 1.451   1.269   529,897,500
                                             2013 1.161   1.451   533,756,939
                                             2012 0.987   1.161   579,481,027
                                             2011 1.147   0.987   642,061,277
                                             2010 1.076   1.147   638,574,514
                                             2009 0.738   1.076   577,553,905
    Large Cap Core Fund (Division 76)        2018 2.848   2.573    39,853,978
                                             2017 2.368   2.848    44,924,193
                                             2016 2.202   2.368    47,849,230
                                             2015 2.159   2.202    55,708,727
                                             2014 1.925   2.159    59,109,794
                                             2013 1.429   1.925    61,886,026
                                             2012 1.217   1.429    63,753,636
                                             2011 1.242   1.217    65,336,534
                                             2010 1.074   1.242    60,235,969
                                             2009 0.785   1.074    72,316,023

--------------------------------------------------------------------------------


                                                                Number of
                                                Unit    Unit      Units
                                               Value   Value   Outstanding
     Fund Name                            Year at 1/1 at 12/31  at 12/31
     ---------                            ---- ------ -------- -----------
       Large Capital Growth Fund
        (Division 79)                     2018  2.256   2.249  139,124,043
                                          2017  1.772   2.256  151,262,122
                                          2016  1.686   1.772  163,329,304
                                          2015  1.704   1.686  176,905,029
                                          2014  1.544   1.704  191,046,750
                                          2013  1.185   1.544  206,576,744
                                          2012  1.065   1.185  227,063,833
                                          2011  1.146   1.065  247,157,945
                                          2010  1.002   1.146  266,574,438
                                          2009  0.772   1.002  289,165,827
       Mid Cap Index Fund (Division 4)    2018 24.643  21.607   92,980,621
                                          2017 21.474  24.643   98,129,612
                                          2016 17.981  21.474  106,216,675
                                          2015 18.627  17.981  111,598,951
                                          2014 17.196  18.627  118,008,435
                                          2013 13.048  17.196  125,006,956
                                          2012 11.215  13.048  131,802,264
                                          2011 11.559  11.215  139,014,512
                                          2010  9.248  11.559  167,554,750
                                          2009  6.755   9.248  150,937,855
       Mid Cap Strategic Growth Fund
        (Division 83)                     2018  2.613   2.464   76,248,208
                                          2017  2.090   2.613   79,665,280
                                          2016  1.924   2.090   86,153,727
                                          2015  1.996   1.924   95,511,744
                                          2014  1.953   1.996  105,067,767
                                          2013  1.423   1.953  115,522,045
                                          2012  1.316   1.423  128,070,724
                                          2011  1.426   1.316  145,399,643
                                          2010  1.141   1.426  162,820,951
                                          2009  0.784   1.141  174,642,716
       Nasdaq-100(R) Index Fund
        (Division 46)                     2018  1.722   1.694  192,334,809
                                          2017  1.315   1.722  192,928,000
                                          2016  1.244   1.315  185,888,804
                                          2015  1.151   1.244  189,969,327
                                          2014  0.979   1.151  181,413,144
                                          2013  0.726   0.979  168,103,592
                                          2012  0.622   0.726  172,385,275
                                          2011  0.610   0.622  147,793,034
                                          2010  0.515   0.610  152,993,906
                                          2009  0.334   0.515  159,058,882
       Science & Technology Fund
        (Division 17)                     2018  7.469   7.285  119,481,520
                                          2017  5.338   7.469  126,278,517
                                          2016  5.024   5.338  131,172,929
                                          2015  4.704   5.024  141,264,036
                                          2014  4.152   4.704  152,393,259
                                          2013  2.943   4.152  162,421,469
                                          2012  2.651   2.943  178,461,643
                                          2011  2.848   2.651  198,738,067
                                          2010  2.356   2.848  221,693,654
                                          2009  1.438   2.356  245,097,631
       Small Cap Aggressive Growth Fund
        (Division 86)                     2018  2.937   2.664   38,602,368
                                          2017  2.151   2.937   35,716,728
                                          2016  2.135   2.151   37,341,453
                                          2015  2.124   2.135   41,832,812
                                          2014  1.952   2.124   38,029,319
                                          2013  1.317   1.952   43,227,734
                                          2012  1.156   1.317   43,036,493
                                          2011  1.300   1.156   46,417,390
                                          2010  1.028   1.300   52,542,913
                                          2009  0.678   1.028   51,663,514


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
      Small Cap Fund (Division 18)          2018  5.598   5.110   42,009,849
                                            2017  4.929   5.598   46,776,607
                                            2016  4.318   4.929   51,882,660
                                            2015  4.580   4.318   57,724,906
                                            2014  4.448   4.580   64,145,272
                                            2013  3.200   4.448   71,381,164
                                            2012  2.790   3.200   78,544,274
                                            2011  2.839   2.790   87,744,409
                                            2010  2.214   2.839   95,934,679
                                            2009  1.742   2.214  105,352,371
      Small Cap Index Fund (Division 14)    2018  7.786   6.843  107,302,975
                                            2017  6.875   7.786  103,880,682
                                            2016  5.731   6.875  112,356,933
                                            2015  6.060   5.731  115,279,719
                                            2014  5.842   6.060  123,361,844
                                            2013  4.256   5.842  130,375,004
                                            2012  3.704   4.256  136,984,141
                                            2011  3.910   3.704  150,299,747
                                            2010  3.121   3.910  178,158,043
                                            2009  2.458   3.121  166,837,395
      Small Cap Special Values Fund
       (Division 84)                        2018  2.155   1.842   71,950,621
                                            2017  1.956   2.155   81,797,627
                                            2016  1.522   1.956   96,731,540
                                            2015  1.605   1.522   93,183,086
                                            2014  1.515   1.605  101,453,298
                                            2013  1.101   1.515  109,818,977
                                            2012  0.972   1.101  123,878,008
                                            2011  1.033   0.972  135,244,030
                                            2010  0.858   1.033  149,043,435
                                            2009  0.659   0.858  162,861,427
      Small-Mid Growth Fund (Division 85)   2018  1.999   1.874   40,474,575
                                            2017  1.580   1.999   43,659,111
                                            2016  1.593   1.580   47,269,477
                                            2015  1.619   1.593   58,574,211
                                            2014  1.472   1.619   55,536,044
                                            2013  1.104   1.472   65,725,306
                                            2012  0.999   1.104   69,751,171
                                            2011  1.055   0.999   73,777,559
                                            2010  0.844   1.055   80,819,723
                                            2009  0.605   0.844   85,290,921
      Stock Index Fund (Division 10)        2018 11.549  10.894  263,771,333
                                            2017  9.608  11.549  284,293,923
                                            2016  8.696   9.608  291,165,076
                                            2015  8.692   8.696  309,489,081
                                            2014  7.750   8.692  336,587,419
                                            2013  5.934   7.750  356,180,679
                                            2012  5.186   5.934  375,264,648
                                            2011  5.144   5.186  398,646,448
                                            2010  4.530   5.144  480,739,224
                                            2009  3.627   4.530  435,420,314
      Value Fund (Division 74)              2018  2.473   2.206   25,313,890
                                            2017  2.166   2.473   28,889,134
                                            2016  1.930   2.166   32,554,029
                                            2015  2.014   1.930   36,295,560
                                            2014  1.826   2.014   40,096,476
                                            2013  1.406   1.826   45,967,293
                                            2012  1.215   1.406   50,422,500
                                            2011  1.256   1.215   68,559,347
                                            2010  1.104   1.256   71,524,774
                                            2009  0.836   1.104   89,461,814

--------------------------------------------------------------------------------


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
  VALIC Company II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2018 3.394   3.079   144,697,849
                                              2017 2.941   3.394   148,428,257
                                              2016 2.724   2.941   151,724,193
                                              2015 2.770   2.724   158,226,021
                                              2014 2.675   2.770   157,831,426
                                              2013 2.210   2.675   144,481,682
                                              2012 1.933   2.210   127,721,427
                                              2011 1.951   1.933    92,224,594
                                              2010 1.695   1.951    66,017,184
                                              2009 1.322   1.695    51,661,244
    Capital Appreciation Fund (Division 39)   2018 2.133   2.139    15,046,659
                                              2017 1.737   2.133    15,067,252
                                              2016 1.715   1.737    16,762,772
                                              2015 1.633   1.715    18,482,317
                                              2014 1.515   1.633    20,405,157
                                              2013 1.122   1.515    21,659,297
                                              2012 0.958   1.122    23,617,555
                                              2011 0.984   0.958    22,658,750
                                              2010 0.867   0.984    23,528,273
                                              2009 0.660   0.867    25,414,079
    Conservative Growth Lifestyle Fund
     (Division 50)                            2018 2.986   2.784    97,026,559
                                              2017 2.728   2.986   100,657,232
                                              2016 2.578   2.728   105,647,225
                                              2015 2.633   2.578   108,672,128
                                              2014 2.559   2.633   109,316,736
                                              2013 2.358   2.559    96,736,358
                                              2012 2.123   2.358    80,441,631
                                              2011 2.068   2.123    50,013,534
                                              2010 1.837   2.068    37,681,320
                                              2009 1.531   1.837    25,909,997
    Core Bond Fund (Division 58)              2018 2.085   2.027   469,322,870
                                              2017 2.008   2.085   399,437,044
                                              2016 1.956   2.008   367,086,298
                                              2015 1.974   1.956   409,985,415
                                              2014 1.886   1.974   303,470,023
                                              2013 1.936   1.886   302,031,627
                                              2012 1.816   1.936   200,538,609
                                              2011 1.723   1.816   172,596,496
                                              2010 1.584   1.723   114,248,819
                                              2009 1.376   1.584    70,040,116
    Government Money Market II Fund
     (Division 44)                            2018 1.204   1.210    64,267,089
                                              2017 1.209   1.204    70,076,229
                                              2016 1.218   1.209    76,056,955
                                              2015 1.227   1.218   102,648,541
                                              2014 1.236   1.227    91,586,462
                                              2013 1.245   1.236   107,637,847
                                              2012 1.255   1.245   101,208,543
                                              2011 1.264   1.255   111,284,185
                                              2010 1.274   1.264   106,677,105
                                              2009 1.279   1.274   135,451,933
    High Yield Bond Fund (Division 60)        2018 2.858   2.745   127,801,338
                                              2017 2.669   2.858   143,217,243
                                              2016 2.381   2.669   138,831,817
                                              2015 2.491   2.381   123,518,044
                                              2014 2.440   2.491   112,780,938
                                              2013 2.337   2.440   108,354,843
                                              2012 2.070   2.337   108,507,775
                                              2011 1.997   2.070    86,556,392
                                              2010 1.773   1.997    85,272,412
                                              2009 1.245   1.773    86,815,233


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
      International Opportunities Fund
       (Division 33)                        2018 3.018   2.471   164,062,319
                                            2017 2.182   3.018   191,372,537
                                            2016 2.211   2.182   194,717,379
                                            2015 2.053   2.211   230,164,248
                                            2014 2.182   2.053   224,181,526
                                            2013 1.815   2.182   227,763,862
                                            2012 1.498   1.815   238,169,790
                                            2011 1.878   1.498   302,524,054
                                            2010 1.577   1.878   292,442,561
                                            2009 1.265   1.577   316,175,936
      Large Cap Value Fund (Division 40)    2018 3.548   3.165    40,190,904
                                            2017 3.107   3.548    45,742,585
                                            2016 2.674   3.107    53,271,644
                                            2015 2.771   2.674    51,680,485
                                            2014 2.521   2.771    56,336,476
                                            2013 1.877   2.521    60,432,399
                                            2012 1.617   1.877    64,775,143
                                            2011 1.704   1.617    78,162,609
                                            2010 1.481   1.704    78,649,042
                                            2009 1.354   1.481    85,633,772
      Mid Cap Growth Fund (Division 37)     2018 2.490   2.288    50,817,514
                                            2017 1.907   2.490    46,919,783
                                            2016 1.835   1.907    45,174,629
                                            2015 1.866   1.835    61,967,016
                                            2014 1.840   1.866    60,301,358
                                            2013 1.415   1.840    62,426,740
                                            2012 1.281   1.415    71,170,383
                                            2011 1.360   1.281    95,028,638
                                            2010 1.121   1.360   102,450,795
                                            2009 0.786   1.121   142,960,243
      Mid Cap Value Fund (Division 38)      2018 6.657   5.615    86,935,516
                                            2017 5.859   6.657   105,143,564
                                            2016 5.176   5.859   125,670,581
                                            2015 5.289   5.176   126,306,249
                                            2014 4.993   5.289   128,256,862
                                            2013 3.744   4.993   133,091,978
                                            2012 3.097   3.744   143,237,727
                                            2011 3.421   3.097   136,166,075
                                            2010 2.821   3.421   114,350,420
                                            2009 2.078   2.821   112,883,236
      Moderate Growth Lifestyle Fund
       (Division 49)                        2018 3.375   3.115   238,589,732
                                            2017 2.993   3.375   239,754,874
                                            2016 2.782   2.993   246,021,927
                                            2015 2.830   2.782   249,674,163
                                            2014 2.734   2.830   246,046,230
                                            2013 2.362   2.734   218,376,320
                                            2012 2.094   2.362   180,791,433
                                            2011 2.083   2.094   128,021,253
                                            2010 1.827   2.083    96,175,029
                                            2009 1.460   1.827    74,992,233
      Small Cap Growth Fund (Division 35)   2018 3.900   3.691    30,200,345
                                            2017 2.778   3.900    26,382,353
                                            2016 2.595   2.778    21,519,722
                                            2015 2.648   2.595    25,250,387
                                            2014 2.667   2.648    28,073,923
                                            2013 1.819   2.667    31,219,056
                                            2012 1.631   1.819    33,519,019
                                            2011 1.715   1.631    35,002,239
                                            2010 1.292   1.715    31,659,159
                                            2009 0.945   1.292    26,637,546

--------------------------------------------------------------------------------


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Value Fund (Division 36)        2018 4.530   3.796    66,517,575
                                              2017 4.349   4.530    76,512,154
                                              2016 3.369   4.349    94,129,852
                                              2015 3.631   3.369   102,585,454
                                              2014 3.466   3.631   120,572,074
                                              2013 2.564   3.466   123,444,686
                                              2012 2.245   2.564   136,086,201
                                              2011 2.452   2.245   139,441,971
                                              2010 1.964   2.452   146,284,682
                                              2009 1.593   1.964   150,377,564
    Socially Responsible Fund (Division 41)   2018 3.271   3.077   167,919,018
                                              2017 2.731   3.271   196,077,447
                                              2016 2.487   2.731   221,973,402
                                              2015 2.478   2.487   240,963,183
                                              2014 2.161   2.478   242,917,949
                                              2013 1.608   2.161   264,076,070
                                              2012 1.406   1.608   295,333,876
                                              2011 1.398   1.406   409,272,143
                                              2010 1.229   1.398   476,195,949
                                              2009 0.947   1.229   537,168,008
    Strategic Bond Fund (Division 59)         2018 2.963   2.837   155,686,793
                                              2017 2.795   2.963   164,781,486
                                              2016 2.604   2.795   168,467,978
                                              2015 2.675   2.604   176,746,030
                                              2014 2.593   2.675   186,090,359
                                              2013 2.606   2.593   186,485,323
                                              2012 2.336   2.606   188,347,893
                                              2011 2.256   2.336   162,185,471
                                              2010 2.047   2.256   145,727,132
                                              2009 1.637   2.047   132,844,492
  Public Funds
    American Beacon Bridgeway Large Cap
     Growth Fund (Division 90)                2018 1.014   0.940    29,645,760
                                              2017    --   1.014    31,755,517
    American Beacon Bridgeway Large Cap
     Growth II Fund (Division 70)             2018 2.194   0.000             0
                                              2017 1.752   2.194        12,849
                                              2016 1.737   1.752    16,266,867
                                              2015 1.650   1.737    18,404,403
                                              2014 1.557   1.650    20,837,760
                                              2013 1.190   1.557    23,153,719
                                              2012 1.071   1.190    26,529,443
                                              2011 1.047   1.071    25,080,056
                                              2010 0.927   1.047    20,565,906
                                              2009 0.674   0.927    20,271,834
    Ariel Appreciation Fund (Division 69)     2018 3.829   3.261    59,526,552
                                              2017 3.360   3.829    76,145,758
                                              2016 3.012   3.360   100,648,708
                                              2015 3.249   3.012    96,732,440
                                              2014 3.030   3.244   113,599,159
                                              2013 2.093   3.030   117,594,730
                                              2012 1.772   2.093   104,394,611
                                              2011 1.931   1.772   110,259,195
                                              2010 1.631   1.931   112,032,561
                                              2009 1.011   1.631   118,116,686
    Ariel Fund (Division 68)                  2018 4.066   3.475    70,056,441
                                              2017 3.544   4.066    76,013,684
                                              2016 3.097   3.544    87,008,814
                                              2015 3.262   3.097    94,375,118
                                              2014 2.970   3.262   103,243,863
                                              2013 2.073   2.970   111,663,269
                                              2012 1.740   2.073   118,632,237
                                              2011 1.983   1.740   132,467,517
                                              2010 1.590   1.983   142,222,168
                                              2009 0.983   1.590   145,696,578


                                                                 Number of
                                                 Unit    Unit      Units
                                                Value   Value   Outstanding
    Fund Name                              Year at 1/1 at 12/31  at 12/31
    ---------                              ---- ------ -------- -----------
      Invesco Balanced-Risk Commodity
       Strategy Fund (Division 102)        2018 0.671   0.585   198,773,656
                                           2017 0.646   0.671   255,281,855
                                           2016 0.583   0.646   256,654,785
                                           2015 0.705   0.583   358,669,447
                                           2014 0.846   0.705   302,624,993
                                           2013 0.992   0.846   241,375,267
                                           2012 0.967   0.992   180,710,150
                                           2011    --   0.967     4,758,993
      T Rowe Price Retirement 2015 Fund
       (Division 104)                      2018 1.161   1.099     8,226,196
                                           2017 1.037   1.161     6,467,254
                                           2016 0.978   1.037     5,134,987
                                           2015    --   0.978     1,948,218
      T Rowe Price Retirement 2020 Fund
       (Division 105)                      2018 1.188   1.115    23,021,588
                                           2017 1.039   1.188    16,588,395
                                           2016 0.979   1.039    12,105,984
                                           2015    --   0.979     6,548,107
      T Rowe Price Retirement 2025 Fund
       (Division 106)                      2018 1.211   1.129    23,050,918
                                           2017 1.042   1.211    13,933,713
                                           2016 0.981   1.042     8,873,080
                                           2015    --   0.981     4,650,550
      T Rowe Price Retirement 2030 Fund
       (Division 107)                      2018 1.232   1.140    22,327,474
                                           2017 1.044   1.232    15,025,342
                                           2016 0.982   1.044     8,070,123
                                           2015    --   0.982     4,634,341
      T Rowe Price Retirement 2035 Fund
       (Division 108)                      2018 1.248   1.147    17,478,697
                                           2017 1.045   1.248    12,286,454
                                           2016 0.984   1.045     6,675,379
                                           2015    --   0.984     3,044,249
      T Rowe Price Retirement 2040 Fund
       (Division 109)                      2018 1.260   1.153    17,359,555
                                           2017 1.046   1.260    11,846,657
                                           2016 0.984   1.046     6,271,455
                                           2015    --   0.984     3,417,161
      T Rowe Price Retirement 2045 Fund
       (Division 110)                      2018 1.265   1.155    10,742,857
                                           2017 1.047   1.265     7,025,498
                                           2016 0.984   1.047     3,680,281
                                           2015    --   0.984     1,800,992
      T Rowe Price Retirement 2050 Fund
       (Division 111)                      2018 1.265   1.154     9,829,448
                                           2017 1.047   1.265     5,546,776
                                           2016 0.984   1.047     2,355,047
                                           2015    --   0.984       973,495
      T Rowe Price Retirement 2055 Fund
       (Division 112)                      2018 1.265   1.154     4,188,493
                                           2017 1.046   1.265     2,737,598
                                           2016 0.984   1.046       961,694
                                           2015    --   0.984       463,103
      T Rowe Price Retirement 2060 Fund
       (Division 113)                      2018 1.265   1.154     2,417,624
                                           2017 1.047   1.265     1,387,567
                                           2016 0.984   1.047       581,629
                                           2015    --   0.984       406,231
      Vanguard LifeStrategy Conservative
       Growth Fund (Division 54)           2018 2.227   2.134    34,579,634
                                           2017 2.032   2.227    34,398,758
                                           2016 1.942   2.032    35,607,152
                                           2015 1.970   1.942    35,482,977
                                           2014 1.865   1.970    35,502,846
                                           2013 1.732   1.865    35,547,311
                                           2012 1.606   1.732    35,294,428
                                           2011 1.598   1.606    32,831,197
                                           2010 1.456   1.598    31,863,845
                                           2009 1.259   1.456    29,267,705

--------------------------------------------------------------------------------


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
   Fund Name                                 Year at 1/1 at 12/31  at 12/31
   ---------                                 ---- ------ -------- -----------
     Vanguard LifeStrategy Growth Fund
      (Division 52)                          2018 2.644   2.431   80,164,475
                                             2017 2.246   2.644   80,715,272
                                             2016 2.099   2.246   83,255,640
                                             2015 2.151   2.099   84,155,907
                                             2014 2.032   2.151   85,659,260
                                             2013 1.698   2.032   85,731,178
                                             2012 1.503   1.698   83,681,008
                                             2011 1.558   1.503   82,684,661
                                             2010 1.371   1.558   79,140,490
                                             2009 1.110   1.371   75,530,156
     Vanguard LifeStrategy Moderate Growth
      Fund (Division 53)                     2018 2.490   2.338   85,404,663
                                             2017 2.191   2.490   86,700,864
                                             2016 2.071   2.191   87,472,057
                                             2015 2.109   2.071   91,429,302
                                             2014 1.995   2.109   90,369,353
                                             2013 1.756   1.995   90,571,117
                                             2012 1.591   1.756   89,444,247
                                             2011 1.606   1.591   86,842,878
                                             2010 1.436   1.606   82,593,652
                                             2009 1.208   1.436   77,302,792
     Vanguard Long-Term Investment-Grade
      Fund (Division 22)                     2018 3.753   3.495   46,746,815
                                             2017 3.387   3.753   62,916,293
                                             2016 3.173   3.387   71,034,505
                                             2015 3.277   3.173   60,679,559
                                             2014 2.801   3.277   86,059,868
                                             2013 3.006   2.801   65,853,008
                                             2012 2.719   3.006   89,418,315
                                             2011 2.344   2.719   73,731,572
                                             2010 2.138   2.344   61,770,469
                                             2009 1.986   2.138   59,897,315


                                                                Number of
                                               Unit    Unit       Units
                                              Value   Value   Outstanding at
    Fund Name                            Year at 1/1 at 12/31     12/31
    ---------                            ---- ------ -------- --------------
      Vanguard Long-Term Treasury Fund
       (Division 23)                     2018 3.496   3.395       43,926,047
                                         2017 3.252   3.496       49,087,553
                                         2016 3.246   3.252       58,381,499
                                         2015 3.330   3.246       56,135,735
                                         2014 2.685   3.330       60,671,299
                                         2013 3.118   2.685       66,236,397
                                         2012 3.044   3.118       81,235,366
                                         2011 2.378   3.044       85,528,223
                                         2010 2.205   2.378       92,190,568
                                         2009 2.533   2.205      102,397,220
      Vanguard Wellington Fund
       (Division 25)                     2018 4.816   4.593      299,637,521
                                         2017 4.251   4.816      320,542,237
                                         2016 3.877   4.251      333,558,273
                                         2015 3.924   3.877      349,226,508
                                         2014 3.618   3.924      363,005,183
                                         2013 3.061   3.618      375,667,377
                                         2012 2.754   3.061      385,144,392
                                         2011 2.685   2.754      405,547,723
                                         2010 2.451   2.685      434,480,517
                                         2009 2.031   2.451      443,758,717
      Vanguard Windsor II Fund
       (Division 24)                     2018 4.640   4.188   267,285,407.50
                                         2017 4.023   4.640      296,200,573
                                         2016 3.591   4.023      321,567,382
                                         2015 3.757   3.591      350,718,647
                                         2014 3.423   3.757      374,431,862
                                         2013 2.652   3.423      387,835,473
                                         2012 2.301   2.652      412,181,555
                                         2011 2.268   2.301      455,670,339
                                         2010 2.077   2.268      488,978,581
                                         2009 1.655   2.077      531,346,036

                         Appendix B -- Living Benefits
--------------------------------------------------------------------------------

This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

Table of Contents

               Living Benefit Defined Terms.................  B-1
               IncomeLOCK Plus..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               IncomeLOCK Plus Endorsements Issued Prior to
                 February 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               IncomeLOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23

Living Benefit Defined Terms

Anniversary Value -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

Benefit Anniversary -- the first day of each Benefit Year.

Benefit Base -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

Benefit Quarter Anniversary -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

Covered Person(s) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

Eligible Purchase Payments -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

Endorsement Date -- the date we issued the Living Benefit endorsement to your Contract.

Excess Withdrawal -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

Income Credit -- is an amount that may be added to the Benefit Base during the Income Credit Period.

Income Credit Base -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

Income Credit Percentage -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

Income Credit Period -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

--------------------------------------------------------------------------------


Ineligible Purchase Payments -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

Minimum Benefit Base -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

Protected Income Payment -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

IncomeLOCK Plus

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Fee Table

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

                                                               Maximum
                                                              Annualized
                                  Initial  Maximum  Minimum    Fee Rate
                                   Annual   Annual   Annual    Decrease
       Number of Covered Persons  Fee Rate Fee Rate Fee Rate or Increase*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

IncomeLOCK Plus Fee Formula

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

--------------------------------------------------------------------------------



The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.


Investment Group             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
Investment                  30%-Minimum                        0%-Minimum                         0%-Minimum
Restrictions               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
Variable Account  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
Options           Short-Term Fixed Account          American Beacon Bridgeway           Ariel Fund
and/or            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
Fixed Accounts    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Global Social Awareness Fund        Science and Technology Fund
                    Grade Fund                      Global Strategy Fund                Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Growth Fund                         Small Cap Fund
                                                    Growth & Income Fund                Small Cap Growth Fund
                                                    High Yield Bond Fund                Small Cap Index Fund
                                                    International Equities Index Fund   Small Cap Special Values Fund
                                                    International Growth Fund
                                                    International Value Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the

--------------------------------------------------------------------------------

requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.

IncomeLOCK Plus Options

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          Covered Person
                      -----------------------------------
                                          Minimum Maximum
                                            Age     Age
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                Covered Person #1 Covered Person #2
                ---------------------------------------------------
                                Minimum  Maximum  Minimum  Maximum
                                  Age      Age      Age      Age
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 IncomeLOCK +6

-----------------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
     Age of Covered Person at First          Income       Income        Income        Custom
              Withdrawal                    Option 1     Option 2      Option 3     Allocation
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. Your Benefit Base and Income Credit Base will not increase if your Account Value was higher on days other than the Benefit Anniversary.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

Withdrawals under the Living Benefits

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

Benefit Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Protected Income Payment: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

If an Excess Withdrawal reduces your Account Value to zero, no further benefits are payable under the Contract and your Contract along with IncomeLOCK Plus will terminate.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

Death Benefits under IncomeLOCK Plus

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

--------------------------------------------------------------------------------


If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits" in the prospectus.

IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:

Fee Tables

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           Maximum
                                                         Annualized
                                              Maximum     Fee Rate
             Number of Covered   Initial Fee   Annual     Decrease
                 Persons            Rate     Fee Rate/2/ or Increase
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------
/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the MAWP and the second percentage represents the PIPP for each of the options shown.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 IncomeLOCK +6

---------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
    Age of Covered Person at First         Income    Income       Income       Custom
              Withdrawal                  Option 1  Option 2     Option 3    Allocation
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 IncomeLOCK +8

            -------------------------------------------------------
                   Number of Covered Persons
                             and                          MAWP
                Age of Covered Person at First            and
                          Withdrawal                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   International Value Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------
/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.

IncomeLOCK Plus Options

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."

--------
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

Surrender of Account Value

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Loans

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

IncomeLOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

Anniversary Value -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

Minimum Withdrawal Period ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

Extension Offer

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:

        Current Maximum Annual Fee Rate  Annual Fee Rate After Extension
        -------------------------------  -------------------------------
                    0.65%                             0.90%

As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

Fee Table

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/

                      Fee Period  Maximum Annual Fee Rate
                      ----------  -----------------------
                      All years            0.90%/7/

The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

IncomeLOCK Features

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------
/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   International Value Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

If you take a loan after your IncomeLOCK Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with this feature. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      Initial
                                           MAWP         MWP          MAWP
                                           Prior       Prior          if
                                          to any      to Any      Extension
   Withdrawal                            Extension   Extension    is Elected
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/10/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./11/

Surrender of Account Value

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------
/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

Account Value: Any withdrawal reduces the Account Value by the amount of the withdrawal.

Benefit Base: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

Maximum Annual Withdrawal Amount (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

Minimum Withdrawal Period (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Death Benefits

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

Loans

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

                   Appendix C -- State Contract Variability
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Issue
   Prospectus                                Provision Availability or Variation                                  State
----------------------------------------------------------------------------------------------------------------------------
Annuity Date      You may switch to the Payout Period any time after your first Contract anniversary.            Florida
                                                                                                                 Oregon
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 65 or older on the Contract issue date, the Free Look period is 30 days.        Arizona
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 60 or older on the Contract issue date, the Free Look period is 30 days. If   California
                  you invest in the Fixed Account, the Free Look amount is calculated as the Purchase
                  Payments paid. If you invest in Variable Account Options, the Free Look amount is calculated as the greater of (1) Purchase Payments or (2) the value of your Contract plus any fees paid on the day we received your request in good order at the Annuity Service
                  Center.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 21 days and the amount is calculated as the value of your              Florida
                  Contract plus fees and charges on the day we receive your request in good order at the
                  Annuity Service Center.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 20 days.                                                                Idaho
                                                                                                              North Dakota
                                                                                                              Rhode Island
                                                                                                                  Texas
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look amount is calculated as the value of your Contract plus fees and charges        Michigan
                  on the day we received your request in good order at the Annuity Service Center.              Minnesota
                                                                                                                Missouri
                                                                                                                  Texas
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look amount is calculated as the greater of (1) Purchase Payments including          Arkansas
                  fees and charges or (2) the value of your Contract on the day we receive your request in good order at the Annuity Service Center.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for                 California
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 2.0% for Non-Qualified Contracts based on total                Maine
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 3.5% for Non-Qualified Contracts based on contract            Nevada
                  value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for          South Dakota
                  Non-Qualified Contracts based on total Purchase Payments when you begin the Payout
                  Period. For any amount in excess of $500,000 in the Contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified Contracts based on total Purchase
                  Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Qualified Contracts and 1.0% for                  West Virginia
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Non-Qualified Contracts based on total               Wyoming
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Surrender Charge  For Contracts issued to individuals in the State of Oregon, no surrender charge will be        Oregon
                  applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent
                  (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
----------------------------------------------------------------------------------------------------------------------------



(C) 2019 American International Group, Inc.

All Rights Reserved.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.20 to 13.20                                            May 1, 2019


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan. The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A ("Separate Account") are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2019, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

 Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for variable account options available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from VALIC electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.valic.com.


 You may elect to receive all future reports in paper free of charge. You can inform VALIC that you wish to continue receiving paper copies of your shareholder reports by contacting 1-800-448-2542. Your election to receive reports in paper will apply to all variable account options available under your Contract.


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments. The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options

VALIC Company I Funds               VALIC Company II Funds              Public Funds
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Bridgeway Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2030 Fund
Global Real Estate Fund             Mid Cap Growth Fund                 T. Rowe Price Retirement 2035 Fund
Global Social Awareness Fund        Mid Cap Value Fund                  T. Rowe Price Retirement 2040 Fund
Global Strategy Fund                Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2045 Fund
Government Money Market I Fund      Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Securities Fund          Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Growth Fund                         Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth & Income Fund                Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Moderate Growth Fund
International Equities Index Fund                                       Vanguard Long-Term Investment-Grade Fund
International Government Bond Fund                                      Vanguard Long-Term Treasury Fund
International Growth Fund                                               Vanguard Wellington Fund
International Value Fund                                                Vanguard Windsor II Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

Table of Contents
--------------------------------------------------------------------------------

                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   4

Highlights......................................................   7

General Information.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

Fixed and Variable Account Options..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

Purchase Period.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

Transfers Between Investment Options............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

Fees and Charges................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

Payout Period...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25

                                                                 Page
                                                                 ----

Surrender of Account Value......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

Exchange Privilege..............................................  27

Death Benefits..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
   Special Information for Nonqualified Contracts...............  28
   During the Purchase Period...................................  28
   Death Benefit Before Age 70..................................  28
   Death Benefit On or After Age 70.............................  28
   Adjusted Purchase Payment Amount.............................  28
   During the Payout Period.....................................  29

Other Contract Features.........................................  29
   Changes That May Not Be Made.................................  29
   Change of Beneficiary........................................  29
   Contingent Owner.............................................  29
   Cancellation -- The "Free Look" Period.......................  29
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  30

Voting Rights...................................................  30
   Who May Give Voting Instructions.............................  30
   Determination of Fund Shares Attributable to Your Account....  30
       During the Purchase Period...............................  30
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  30
   How Fund Shares Are Voted....................................  30

Federal Tax Matters.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  31

Legal Proceedings...............................................  33

Financial Statements............................................  34

Table of Contents of Statement of Additional Information........  34

Appendix A -- Selected Purchase Unit Data....................... A-1

Appendix B -- Living Benefits................................... B-1

Appendix C -- State Contract Variability........................ C-1

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

Annuity Service Center -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code -- the Internal Revenue Code of 1986, as amended.

Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.


Guided Portfolio Advantage/SM/ /Guided Portfolio Services(R) ("GPA" and "GPS", respectively) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan.


Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

Living Benefit -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

Purchase Unit -- a unit of interest owned by you in your Variable Account
Option.

Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option -- investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge /(1)/                                        5.00%
----------------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                                $75
----------------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) /(2)/  0-3.5%
----------------------------------------------------------------------------

 The following table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

 Annual Separate Account Charges


Annual Variable Account Option Maintenance Charge ($3.75/quarter, annualized) /(3)/                                    $15
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Separate Account Charges for each Variable            Maximum           Separate       Current (Net)
Account Option                                                                   Separate           Account         Separate
(as a percentage of average daily net asset value allocated to the               Account         Reimbursement       Account
Variable Account Option)                                                     Charge (%) /(4)/ or Credit (%) /(5)/  Charge (%)
-------------------------------------------------------------------------------------------------------------------------------
VALIC Company I Funds /(6)/ (34 Funds)                                             0.80               --              0.80
-------------------------------------------------------------------------------------------------------------------------------
VALIC Company II Funds /(6)/ (15 Funds)                                            0.80             (0.25)            0.55
-------------------------------------------------------------------------------------------------------------------------------
Public Funds
-------------------------------------------------------------------------------------------------------------------------------
   American Beacon Bridgeway Large Cap Growth Fund (Investor Shares)               1.05             (0.25)            0.80
-------------------------------------------------------------------------------------------------------------------------------
   Ariel Appreciation Fund (Investor Shares)                                       1.05             (0.25)            0.80
-------------------------------------------------------------------------------------------------------------------------------
   Ariel Fund (Investor Shares)                                                    1.05             (0.25)            0.80
-------------------------------------------------------------------------------------------------------------------------------
   Invesco Balanced-Risk Commodity Strategy Fund (R5 Shares)                       1.05             (0.25)            0.80
-------------------------------------------------------------------------------------------------------------------------------
   T. Rowe Price Retirement Funds (Advisor Shares)
       2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund,
       2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund, 2060 Fund                       1.05             (0.25)            0.80
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard LifeStrategy Funds (Investor Shares)
       Conservative Growth Fund, Growth Fund, Moderate Growth Fund                 1.05               --              1.05
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Long-Term Investment-Grade Fund (Investor Shares)                      1.05             (0.25)            0.80
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Long-Term Treasury Fund (Investor Shares)                              1.05             (0.25)            0.80
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Wellington Fund (Investor Shares)                                      1.05               --              1.05
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Windsor II Fund (Investor Shares)                                      1.05               --              1.05
-------------------------------------------------------------------------------------------------------------------------------


 Optional IncomeLOCK Plus Fee

 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base./(7)/

Number of Covered Persons  Initial Annual Fee Rate Maximum Annual Fee Rate /(8)/
-------------------------  ----------------------- -----------------------------
For One Covered Person              1.10%                      2.20%
For Two Covered Persons             1.35%                      2.70%

 Total Annual Fund Operating Expenses

 The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail about each Funds' fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses                                                      Minimum /(9)/ Maximum /(10)/
----------------------------------------------------------------------------------------------------------------------
(Expenses that are deducted from Fund assets, including management fees, other expenses,
distribution and service (including any 12b-1) fees, if applicable)                           0.12%         1.30%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------
 Footnotes to the Fee Tables

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Payout Period. See "Premium Tax Charge" section and
 "Appendix C -- State Contract Variability."

 (3) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (4) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (5) For these Variable Account Options, the Separate Account Charges for these Divisions currently are reduced voluntarily by VALIC. See "Separate Account Expense Reimbursements or Credits."

 (6) See cover page for a list of the VALIC Company I and VALIC Company II Funds available as Variable Account Options.

 (7) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Appendix B."

 (8) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."

                           Minimum Annual Maximum Annual Maximum Annualized Fee Rate
Number of Covered Persons     Fee Rate       Fee Rate       Decrease or Increase*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets compromising the Benefit Base. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (9) The Fund with the lowest total annual fund operating expenses is the Vanguard LifeStrategy Conservative Growth Fund. However, the Vanguard Long-Term Treasury Fund Variable Account Option has the lowest combined expenses, which includes the net Separate Account Charges and total fund annual fund operating expenses (0.80% and 0.20%, respectively).


 (10) The Fund with the highest total annual fund operating expenses is the Invesco Balanced-Risk Commodity Strategy Fund. The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that the Fund's total annual fund operating expenses exceed 1.15% of the Fund's average daily net assets. Unless the adviser continues the expense limit/fee waiver agreement, the agreement will terminate on or after February 29, 2020. The agreement cannot be or amended to increase the expense limits without the approval of the Fund's board of trustees. See the Fund's prospectus for additional information regarding the contractual expense limitation.

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Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes you invest in the Variable Account Option with the maximum total fund expenses (1.30%) and Separate Account Charges (0.80%) for total combined expenses of 2.10% (Invesco Balanced-Risk Commodity Strategy Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $690  $1,190  $1,701   $2,568


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $228   $702   $1,201   $2,568



The second set of examples assumes you invest in the Variable Account Option with the minimum total fund expenses (0.20%) and Separate Account Charges (0.80%) for total combined expenses of 1.00% (Vanguard Long-Term Treasury Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $584   $863   $1,126   $1,371


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $117   $363    $626    $1,371



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes you invest in the Variable Account Option with the maximum total fund expenses (1.30%) and Separate Account Charges (0.80%) for total combined expenses of 2.10% (Invesco Balanced-Risk Commodity Strategy Fund), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $819  $1,937  $2,929   $4,962


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $362  $1,486  $2,478   $4,962


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see "Appendix A -- Selected Purchase Unit Data."

Highlights
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.05% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


Living Benefits: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.

Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

All material state variations are described in Appendix C.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
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About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.


VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").


VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

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Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

VALIC also distributes its products through independent broker-dealers, some of which are appointed by an employer to provide services in a retirement plan. Whether offered in a retirement plan or as an IRA or a non-qualified Contract, VALIC will pay independent broker-dealers for services/sales through the payment of a commission up to 4.00% of each Purchase Payment and an annual trail (a reduced commission paid after the initial purchase).

For more information about how your financial advisor may be compensated, please contact your advisor.

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Administration of the Contracts


VALIC is responsible for the administrative servicing of your Contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.


Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website, our distribution partners, or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. Despite our implementation of administrative and technical controls and other preventative actions to reduce the risk of cyber-incident, there can be no assurance that VALIC or our distribution partners or the underlying Funds or VALIC's service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.

Fixed and Variable Account Options
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.

      Fixed Account Options                Investment Objective
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial advisor. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.


Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each Contract year, and this rate will never be lower than the minimum guaranteed rate as referenced in your Contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the Contract withdrawal charge period and the number of years since your annuity Contract was issued.


Variable Account Options

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as

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"Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.valic.com.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options       Adviser/Sub-Adviser
------------------------    -------------------     ------------------------       -------------------

Domestic Large-Cap Equity Asset Class

 American Beacon          Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Bridgeway Large Cap     Advisors, Inc.                                     Sub-Adviser: Columbia
   Growth Fund            Sub-Adviser: Bridgeway                               Management Investment
                           Capital Management, Inc.                            Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: BNY Mellon Asset
                           Hanley, Mewhinney &                                 Management North America
                           Strauss, LLC ("Barrow                               Corporation and Janus Capital
                           Hanley")                                            Management LLC ("Janus")
                                                                              Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: BMO Asset                              Sub-Adviser: SunAmerica
                           Management Corp.

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

Domestic Mid-Cap Equity Asset Class

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
                                                                               ("Allianz")

 Mid Cap Growth Fund      Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: Wellington                             Sub-Advisers: Boston Partners
                           Management                                          Global Investors, Inc. d/b/a
                                                                               Boston Partners and
                                                                               Wellington Management

 Mid Cap Index Fund       Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Adviser: Goldman Sachs
                                                                               Capital Management, LP
                                                                               ("Goldman Sachs")

Domestic Small-Cap Equity Asset Class

 Ariel Fund               Adviser: Ariel             Small Cap Index Fund     Adviser: VALIC
                          Investments, LLC                                    Sub-Adviser: SunAmerica

 Small Cap Aggressive     Adviser: VALIC             Small Cap Special        Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory         Values Fund            Sub-Advisers: Wells Capital
                           Capital Management Inc.                             Management Incorporated
                                                                               ("WellsCap")

 Small Cap Fund           Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Adviser: JPMIM
                           Rowe Price and
                           Bridgeway Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC
                          Sub-Adviser: JPMIM

Global Equity Asset Class (International And Domestic)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

International Equity Asset Class

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Adviser: Morgan Stanley
                                                                               Investment Management Inc.

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers
                                                     International Value      Adviser: VALIC
                                                       Fund*                  Sub-Adviser: WellsCap

Specialty Asset Class

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           Advisers, Inc.              Fund
                           ("Invesco") and
                           Goldman Sachs
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

Hybrid Asset Class (Equity and Fixed Income)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2040 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2045 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2050 Fund

 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2055 Fund
                          AllianceBernstein L.P.
                          and SunAmerica

 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2060 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price
   Retirement 2030 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2035 Fund

Fixed Income Asset Class

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund                Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund                 Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

--------
* On September 10, 2018, the Foreign Value Fund changed its name to International Value Fund.

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options    Adviser/Sub-Adviser
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. See the VALIC Company I prospectus and Statement of Additional Information for details.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

Purchase Period
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        Initial Subsequent
                      Contract Type     Payment  Payment
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

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Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

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The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (equals)
             All Purchase Payments made to the Fixed Account Options
         +   (plus)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (plus)
             All interest earned
         -   (minus)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

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* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units, including any dividend or capital gains per share declared on behalf of the underlying Fund as of that day. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.

Premium Enhancement Credit

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

Stopping Purchase Payments

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise fund expenses, such as recordkeeping and transaction costs, and can potentially harm fund performance. Further, excessive trading may harm fund investors, as the excessive trader takes security profits intended for the entire fund, and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option            Value         Frequency                            Other Restrictions
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                        % of Account Value                     Frequency
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

Fees and Charges
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed pro-rata among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix C for variations of the premium tax charge that may be applicable in your state.

Separate Account Charges


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The maximum charges range from 0.80% to 1.05% depending on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. The current (net) charges range from 0.55% to 1.05%. The charge is deducted daily from the net assets.


These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.


We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the maximum Separate Account Charges. The current Net Separate Account Charges of each Variable Account Option are reflected in the Fee Tables and range from 0.55% to 1.05%. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants. The maximum Separate Account Charges are guaranteed and may not be increased for the life of your Contract.


Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an

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exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period
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The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you

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select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

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3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value
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When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

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required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (equals)  Your Account Value(1)
                 Surrender                    - (minus)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (divided  next computed after the
          Variable Account Option    by)       written request for
                 + (plus)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

Exchange Privilege
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  .   In the form of an annuity under any of the Payout Options;

  .   In partial payments over the Beneficiary's life expectancy; or

  . In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.

Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary

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may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner's estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Death Benefit Before Age of 70

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
         or
             100% of Purchase Payments invested in Fixed
             Account Option
             - (minus)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
        or
            100% of Purchase Payments invested in Variable
            Account Options
            - (minus)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
            + (plus)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if the total amount of any death benefit exceeds the Account Value.

Death Benefit On or After Age 70

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (minus)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Adjusted Purchase Payment Amount

The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

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If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.

Other Contract Features
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Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the

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Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See "Appendix C -- State Contract Variability." The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. Generally, the amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the

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instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.

Federal Tax Matters
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program.

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After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Tax Cuts and Jobs Act of 2017 provided relief from the 10% early withdrawal penalty tax for qualified 2016 disaster distributions from retirement funds.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed

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currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

Legal Proceedings
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As of April 23, 2019, the Company has achieved final dismissal of a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerned a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal was denied on July 5, 2018, and the WV Boards' motion for reconsideration was denied on November 14, 2018. The WV Boards have not appealed further, and the matter is concluded.

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2019, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

Financial Statements
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      Page
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  17
                     Purchase Unit Value.............  18

                                                            Page
                                                            ----
                Calculation of MVA Option..................  19
                Payout Payments............................  20
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  22
                Comments on Financial Statements...........  22

                   Appendix A -- Selected Purchase Unit Data
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Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   Number of
                                                  Unit     Unit      Units
                                                Value at   Value  Outstanding
                                                Beginning at End   at End of
   Fund Name                               Year  of Year  of Year    Year
   ---------                               ---- --------- ------- -----------
   VALIC Company I
     Asset Allocation Fund (Division 5)    2018   9.411    8.493    2,515,815
                                           2017   8.376    9.411    2,703,539
                                           2016   7.868    8.376    2,775,268
                                           2015   7.968    7.868    3,067,545
                                           2014   7.623    7.968    3,209,845
                                           2013   6.627    7.623    3,288,829
                                           2012   5.895    6.627    3,319,307
                                           2011   5.888    5.895    3,029,788
                                           2010   5.180    5.888    2,746,725
                                           2009   4.225    5.180    2,642,382
     Blue Chip Growth Fund (Division 72)   2018   2.611    2.641   43,042,888
                                           2017   1.932    2.611   46,668,990
                                           2016   1.931    1.932   53,314,322
                                           2015   1.753    1.931   57,536,340
                                           2014   1.619    1.753   54,618,367
                                           2013   1.156    1.619   55,183,506
                                           2012   0.987    1.156   64,539,346
                                           2011   0.980    0.987   68,858,835
                                           2010   0.850    0.980   85,079,813
                                           2009   0.599    0.850  149,343,628
     Broad Cap Value Income Fund
      (Division 75)                        2018   2.283    2.006    3,499,941
                                           2017   1.948    2.283    3,875,786
                                           2016   1.725    1.948    3,938,558
                                           2015   1.762    1.725    4,037,846
                                           2014   1.652    1.762    4,011,853
                                           2013   1.220    1.652    3,646,084
                                           2012   1.079    1.220    3,746,213
                                           2011   1.070    1.079    4,630,772
                                           2010   0.942    1.070    3,600,540
                                           2009   0.758    0.942    3,646,121
     Capital Conservation Fund
      (Division 7)                         2018   4.043    3.966    9,433,198
                                           2017   3.937    4.043    9,979,622
                                           2016   3.880    3.937    9,693,257
                                           2015   3.903    3.880   12,155,846
                                           2014   3.712    3.903   13,410,386
                                           2013   3.883    3.712   13,272,130
                                           2012   3.643    3.833   13,673,593
                                           2011   3.438    3.643   10,330,789
                                           2010   3.213    3.438    8,481,323
                                           2009   2.918    3.213    6,330,564
     Core Equity Fund (Division 15)        2018   4.586    4.242    9,278,388
                                           2017   3.820    4.586    9,929,189
                                           2016   3.416    3.820   10,612,389
                                           2015   3.508    3.416   11,688,280
                                           2014   3.171    3.508   13,726,086
                                           2013   2.370    3.171   14,736,763
                                           2012   2.092    2.370   15,886,708
                                           2011   2.119    2.092   17,481,863
                                           2010   1.893    2.119   18,841,998
                                           2009   1.547    1.893   20,044,985
     Dividend Value Fund (Division 21)     2018   3.744    3.380   24,829,838
                                           2017   3.196    3.744   26,229,722
                                           2016   2.761    3.196   25,167,562
                                           2015   2.801    2.761   22,170,302
                                           2014   2.585    2.801   29,533,269
                                           2013   2.004    2.585   32,936,109
                                           2012   1.794    2.004   48,690,821
                                           2011   1.672    1.794   34,436,195
                                           2010   1.478    1.672   23,966,078
                                           2009   1.252    1.478   22,646,853


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Dynamic Allocation Fund
      (Division 103)                      2018   1.412    1.304    6,283,035
                                          2017   1.184    1.412    6,859,141
                                          2016   1.139    1.184    8,428,933
                                          2015   1.203    1.139    7,989,894
                                          2014   1.163    1.203    7,280,091
                                          2013   0.998    1.163    4,017,123
                                          2012      --    0.998           --
     Emerging Economies Fund
      (Division 87)                       2018   1.209    0.968  109,869,063
                                          2017   0.863    1.209  103,346,719
                                          2016   0.780    0.863  109,344,226
                                          2015   0.920    0.780  113,355,104
                                          2014   0.982    0.920  109,004,040
                                          2013   1.018    0.982  119,271,330
                                          2012   0.864    1.018  108,744,331
                                          2011   1.001    0.864   51,191,137
                                          2010   0.907    1.001   45,372,388
                                          2009   0.705    0.907   48,075,251
     Global Real Estate Fund
      (Division 101)                      2018   1.535    1.431   26,394,743
                                          2017   1.360    1.535   28,402,001
                                          2016   1.340    1.360   32,587,723
                                          2015   1.351    1.340   34,725,705
                                          2014   1.215    1.351   35,821,797
                                          2013   1.171    1.215   37,613,613
                                          2012   0.901    1.171   38,207,822
                                          2011   0.988    0.901   38,784,368
                                          2010   0.842    0.988   41,079,916
                                          2009   0.644    0.842   50,851,685
     Global Social Awareness Fund
      (Division 12)                       2018   7.503    6.814   13,732,806
                                          2017   6.164    7.503   18,504,114
                                          2016   5.809    6.164   19,785,681
                                          2015   5.875    5.809   18,478,241
                                          2014   5.485    5.875   21,936,025
                                          2013   4.291    5.485   23,044,498
                                          2012   3.687    4.291   15,692,060
                                          2011   3.962    3.687   20,870,012
                                          2010   3.558    3.962   20,306,764
                                          2009   2.726    3.558   22,719,887
     Global Strategy Fund (Division 88)   2018   2.168    1.973   36,294,463
                                          2017   1.925    2.168   41,336,451
                                          2016   1.843    1.925   48,031,562
                                          2015   1.950    1.843   58,213,955
                                          2014   1.930    1.950   64,156,043
                                          2013   1.638    1.930   70,470,493
                                          2012   1.381    1.638   58,148,482
                                          2011   1.424    1.381   74,366,594
                                          2010   1.285    1.424   83,586,363
                                          2009   1.045    1.285   64,106,781
     Government Money Market I Fund
      (Division 6)                        2018   2.103    2.114   27,922,484
                                          2017   2.112    2.103   27,836,496
                                          2016   2.128    2.112   30,108,960
                                          2015   2.145    2.128   30,958,771
                                          2014   2.162    2.145   30,858,968
                                          2013   2.180    2.162   32,170,825
                                          2012   2.197    2.180   34,180,357
                                          2011   2.214    2.197   37,244,115
                                          2010   2.232    2.214   37,036,338
                                          2009   2.243    2.232   38,529,468

--------

* Data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this Division was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund (later referred to as the American Beacon Bridgeway Large Cap Growth II Fund) reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this Division was added to Portfolio Director. While the T. Rowe Price Retirement Funds were added as Divisions on December 17, 2014, investments in the Divisions did not occur until 2015. On December 15, 2017, the American Beacon Bridgeway Large Cap Growth II Fund (formerly, the American Beacon Holland Large Cap Growth Fund) ("replaced option") merged with and into the American Beacon Bridgeway Large Cap Growth Fund ("surviving option"). The surviving option, American Beacon Bridgeway Large Cap Growth Fund, was added as a Variable Account Option in your prospectus on such date.

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                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Government Securities Fund
      (Division 8)                        2018   3.825    3.814    7,163,751
                                          2017   3.779    3.825    7,439,592
                                          2016   3.763    3.779    6,853,858
                                          2015   3.763    3.763    6,317,921
                                          2014   3.594    3.763    8,819,863
                                          2013   3.783    3.594   10,271,383
                                          2012   3.677    3.783    5,105,585
                                          2011   3.377    3.677    5,767,786
                                          2010   3.274    3.377    6,176,311
                                          2009   3.430    3.274    6,933,085
     Growth Fund (Division 78)            2018   2.363    2.279   67,380,946
                                          2017   1.829    2.363   69,694,788
                                          2016   1.759    1.829   76,170,605
                                          2015   1.720    1.759   84,823,150
                                          2014   1.566    1.720   92,211,430
                                          2013   1.204    1.566  101,783,455
                                          2012   1.056    1.204  113,100,856
                                          2011   1.071    1.056  119,892,004
                                          2010   0.913    1.071  128,731,317
                                          2009   0.674    0.913  135,951,401
     Growth & Income Fund (Division 16)   2018   4.788    4.474    3,982,374
                                          2017   3.986    4.788    4,279,534
                                          2016   3.613    3.986    4,503,230
                                          2015   3.645    3.613    5,404,257
                                          2014   3.219    3.645    5,453,330
                                          2013   2.446    3.219    5,533,649
                                          2012   2.175    2.446    5,583,790
                                          2011   2.293    2.175    6,162,402
                                          2010   2.058    2.293    6,362,314
                                          2009   1.703    2.058    6,209,783
     Health Sciences Fund (Division 73)   2018   5.276    5.284   22,787,173
                                          2017   4.166    5.276   24,679,409
                                          2016   4.691    4.166   28,170,167
                                          2015   4.198    4.691   33,138,867
                                          2014   3.216    4.198   31,849,086
                                          2013   2.147    3.216   30,959,994
                                          2012   1.643    2.147   29,124,619
                                          2011   1.499    1.643   27,174,951
                                          2010   1.305    1.499   26,728,588
                                          2009   1.000    1.305   27,359,821
     Inflation Protected Fund
      (Division 77)                       2018   1.365    1.324   49,840,745
                                          2017   1.313    1.365   40,600,098
                                          2016   1.275    1.313   36,311,332
                                          2015   1.325    1.275   37,973,525
                                          2014   1.297    1.325   41,623,703
                                          2013   1.405    1.297   41,180,429
                                          2012   1.311    1.405   35,720,669
                                          2011   1.200    1.311   33,786,493
                                          2010   1.109    1.200   31,215,988
                                          2009   1.020    1.109   28,157,455
     International Equities Fund
      (Division 11)                       2018   2.338    2.001   66,545,681
                                          2017   1.895    2.338   64,929,452
                                          2016   1.887    1.895   67,112,189
                                          2015   1.921    1.887   62,229,553
                                          2014   2.048    1.921   68,354,407
                                          2013   1.735    2.048   77,093,753
                                          2012   1.495    1.735   94,381,661
                                          2011   1.734    1.495  105,632,807
                                          2010   1.611    1.734   96,504,216
                                          2009   1.253    1.611  102,283,340


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     International Government Bond Fund
      (Division 13)                       2018   3.357    3.227    4,962,586
                                          2017   3.130    3.357    5,334,243
                                          2016   3.043    3.130    5,738,710
                                          2015   3.173    3.043    6,200,497
                                          2014   3.155    3.173    7,655,634
                                          2013   3.369    3.155    8,334,637
                                          2012   3.126    3.369    9,461,756
                                          2011   3.016    3.126   10,632,126
                                          2010   2.812    3.016   11,503,586
                                          2009   2.541    2.812   10,819,217
     International Growth Fund
      (Division 20)                       2018   3.472    3.165   40,094,462
                                          2017   2.742    3.472   38,779,932
                                          2016   2.842    2.742   42,317,862
                                          2015   2.879    2.842   54,107,463
                                          2014   3.006    2.879   61,702,352
                                          2013   2.510    3.006   67,638,921
                                          2012   2.105    2.510   84,008,080
                                          2011   2.353    2.105   82,221,742
                                          2010   2.106    2.353   91,816,115
                                          2009   1.569    2.106   86,628,894
     International Value Fund
      (Division 89)                       2018   1.534    1.251   95,004,067
                                          2017   1.322    1.534  106,904,924
                                          2016   1.189    1.322  111,182,516
                                          2015   1.293    1.189  119,137,279
                                          2014   1.474    1.293  125,974,551
                                          2013   1.178    1.474  128,771,464
                                          2012   1.000    1.178  159,811,267
                                          2011   1.158    1.000  191,379,130
                                          2010   1.085    1.158  202,902,133
                                          2009   0.742    1.085  162,783,774
     Large Cap Core Fund (Division 76)    2018   2.917    2.641    9,834,809
                                          2017   2.421    2.917   10,939,275
                                          2016   2.247    2.421   11,521,847
                                          2015   2.198    2.247   13,459,630
                                          2014   1.956    2.198   17,831,979
                                          2013   1.450    1.956   24,579,178
                                          2012   1.231    1.450   29,201,021
                                          2011   1.254    1.231   35,611,504
                                          2010   1.083    1.254   40,907,059
                                          2009   0.789    1.083   27,520,870
     Large Capital Growth Fund
      (Division 79)                       2018   2.315    2.313   32,242,301
                                          2017   1.815    2.315   35,053,682
                                          2016   1.724    1.815   38,092,544
                                          2015   1.738    1.724   41,672,564
                                          2014   1.572    1.738   45,847,731
                                          2013   1.204    1.572   50,049,687
                                          2012   1.080    1.204   55,597,210
                                          2011   1.160    1.080   62,767,308
                                          2010   1.012    1.160   67,951,552
                                          2009   0.778    1.012   74,628,729
     Mid Cap Index Fund (Division 4)      2018  26.380   23.177   21,069,027
                                          2017  22.942   26.380   23,460,833
                                          2016  19.172   22.942   26,287,857
                                          2015  19.821   19.172   28,332,101
                                          2014  18.262   19.821   30,799,266
                                          2013  13.829   18.262   32,952,897
                                          2012  11.862   13.829   38,090,098
                                          2011  12.202   11.862   39,921,504
                                          2010   9.742   12.202   43,005,635
                                          2009   7.102    9.742   38,606,775

--------------------------------------------------------------------------------


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Mid Cap Strategic Growth Fund
      (Division 83)                       2018   2.682    2.535  18,210,324
                                          2017   2.141    2.682  19,915,910
                                          2016   1.967    2.141  21,375,231
                                          2015   2.037    1.967  24,461,549
                                          2014   1.989    2.037  29,305,737
                                          2013   1.446    1.989  33,531,986
                                          2012   1.335    1.446  32,918,150
                                          2011   1.443    1.335  37,897,861
                                          2010   1.153    1.443  41,566,403
                                          2009   0.790    1.153  42,720,011
     Nasdaq-100(R) Index Fund
      (Division 46)                       2018   1.783    1.757  36,335,950
                                          2017   1.358    1.783  38,749,698
                                          2016   1.282    1.358  38,015,720
                                          2015   1.184    1.282  38,870,638
                                          2014   1.005    1.184  37,415,804
                                          2013   0.774    1.005  35,643,374
                                          2012   0.636    0.744  37,994,816
                                          2011   0.623    0.636  35,029,223
                                          2010   0.524    0.623  33,740,780
                                          2009   0.340    0.524  34,980,305
     Science & Technology Fund
      (Division 17)                       2018   7.820    7.643  29,511,998
                                          2017   5.578    7.820  31,622,951
                                          2016   5.239    5.578  33,437,923
                                          2015   4.895    5.239  36,518,634
                                          2014   4.312    4.895  39,788,903
                                          2013   3.051    4.312  42,428,951
                                          2012   2.742    3.051  47,382,674
                                          2011   2.941    2.742  51,309,375
                                          2010   2.428    2.941  54,133,425
                                          2009   1.479    2.428  56,751,172
     Small Cap Aggressive Growth Fund
      (Division 86)                       2018   3.009    2.735  10,164,071
                                          2017   2.200    3.009   9,493,681
                                          2016   2.178    2.200  11,284,666
                                          2015   2.163    2.178  11,174,981
                                          2014   1.984    2.163  10,982,485
                                          2013   1.336    1.984  12,402,452
                                          2012   1.170    1.336  12,428,185
                                          2011   1.314    1.170  13,844,351
                                          2010   1.036    1.314  15,632,515
                                          2009   0.682    1.036  14,759,096
     Small Cap Fund (Division 18)         2018   5.888    5.386   8,377,288
                                          2017   5.174    5.888   9,311,876
                                          2016   4.524    5.174  10,798,072
                                          2015   4.789    4.524  11,200,480
                                          2014   4.642    4.789  13,085,549
                                          2013   3.332    4.642  14,333,305
                                          2012   2.899    3.332  17,007,958
                                          2011   2.945    2.899  18,852,093
                                          2010   2.291    2.945  17,940,866
                                          2009   1.799    2.291  18,691,230
     Small Cap Index Fund (Division 14)   2018   8.185    7.208  22,391,582
                                          2017   7.214    8.185  24,703,286
                                          2016   6.000    7.214  25,596,253
                                          2015   6.332    6.000  27,591,567
                                          2014   6.093    6.332  31,637,190
                                          2013   4.430    6.093  36,022,731
                                          2012   3.848    4.430  41,005,080
                                          2011   4.053    3.848  45,696,404
                                          2010   3.229    4.053  48,126,185
                                          2009   2.538    3.229  53,415,617


                                                               Number of
                                              Unit     Unit      Units
                                            Value at   Value  Outstanding
                                            Beginning at End   at End of
  Fund Name                            Year  of Year  of Year    Year
  ---------                            ---- --------- ------- ----------- -
    Small Cap Special Values Fund
     (Division 84)                     2018   2.207    1.890   21,702,093
                                       2017   2.000    2.207   25,264,812
                                       2016   1.553    2.000   26,963,564
                                       2015   1.634    1.553   29,684,815
                                       2014   1.540    1.634   34,359,721
                                       2013   1.117    1.540   40,586,198
                                       2012   0.983    1.117   43,588,455
                                       2011   1.043    0.983   49,791,875
                                       2010   0.865    1.043   46,636,396
                                       2009   0.663    0.865   48,348,174
    Small-Mid Growth Fund
     (Division 85)                     2018   2.048    1.924   12,612,308
                                       2017   1.616    2.048   13,718,218
                                       2016   1.625    1.616   14,845,861
                                       2015   1.649    1.625   16,195,708
                                       2014   1.496    1.649   18,281,914
                                       2013   1.119    1.496   19,836,932
                                       2012   1.011    1.119   21,533,958
                                       2011   1.066    1.011   24,151,885
                                       2010   0.851    1.066   25,389,324
                                       2009   0.609    0.851   26,519,296
    Stock Index Fund (Division 10)     2018  12.255   11.583   50,584,391
                                       2017  10.174   12.255   55,391,493
                                       2016   9.190   10.174   61,757,828
                                       2015   9.168    9.190   67,045,867
                                       2014   8.158    9.168   74,941,838
                                       2013   6.234    8.158   85,677,333
                                       2012   5.437    6.234   92,150,571
                                       2011   5.383    5.437   99,347,937
                                       2010   4.731    5.383  106,396,401
                                       2009   3.780    4.731  111,145,188
    Value Fund (Division 74)           2018   2.554    2.283    6,397,488
                                       2017   2.232    2.554    7,517,360
                                       2016   1.985    2.232    8,604,534
                                       2015   2.067    1.985    9,799,930
                                       2014   1.870    2.067   10,934,130
                                       2013   1.438    1.870   12,024,133
                                       2012   1.239    1.438   13,755,866
                                       2011   1.278    1.239   25,044,590
                                       2010   1.122    1.278   26,658,040
                                       2009   0.848    1.122   49,493,853
  VALIC Company II
    Aggressive Growth Lifestyle Fund
     (Division 48)                     2018   3.528    3.207   24,484,941
                                       2017   3.051    3.528   25,326,199
                                       2016   2.820    3.051   26,320,156
                                       2015   2.861    2.820   26,480,502
                                       2014   2.759    2.861   25,984,675
                                       2013   2.274    2.759   24,114,671
                                       2012   1.985    2.274   22,876,613
                                       2011   1.999    1.985   17,666,931
                                       2010   1.734    1.999   11,724,872
                                       2009   1.350    1.734   10,423,599
    Capital Appreciation Fund
     (Division 39)                     2018   2.217    2.228    3,029,123
                                       2017   1.802    2.217    3,140,122
                                       2016   1.775    1.802    3,482,066
                                       2015   1.687    1.775    3,900,077
                                       2014   1.562    1.687    4,607,486
                                       2013   1.154    1.562    4,975,017
                                       2012   0.984    1.154    5,670,425
                                       2011   1.009    0.984    5,861,490
                                       2010   0.887    1.009    6,782,811
                                       2009   0.674    0.887    6,938,458

--------------------------------------------------------------------------------


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Conservative Growth Lifestyle Fund
      (Division 50)                       2018   3.103    2.899  10,374,845
                                          2017   2.830    3.103  11,255,331
                                          2016   2.669    2.830  11,200,886
                                          2015   2.720    2.669  11,995,677
                                          2014   2.639    2.720  12,201,020
                                          2013   2.426    2.639  11,996,925
                                          2012   2.181    2.426  10,075,821
                                          2011   2.120    2.181  12,981,590
                                          2010   1.879    2.120  10,541,653
                                          2009   1.563    1.879   8,730,081
     Core Bond Fund (Division 58)         2018   2.167    2.111  79,278,207
                                          2017   2.083    2.167  72,844,149
                                          2016   2.025    2.083  62,113,329
                                          2015   2.040    2.025  56,285,421
                                          2014   1.945    2.040  48,958,055
                                          2013   1.992    1.945  44,601,788
                                          2012   1.865    1.992  28,914,144
                                          2011   1.766    1.865  27,821,085
                                          2010   1.620    1.766  21,687,496
                                          2009   1.405    1.620   9,995,658
     Government Money Market II Fund
      (Division 44)                       2018   1.252    1.260  22,110,588
                                          2017   1.254    1.252  24,735,706
                                          2016   1.261    1.254  27,388,198
                                          2015   1.268    1.261  29,775,293
                                          2014   1.275    1.268  30,418,662
                                          2013   1.282    1.275  33,939,474
                                          2012   1.289    1.282  34,128,299
                                          2011   1.296    1.289  38,060,038
                                          2010   1.303    1.296  38,478,735
                                          2009   1.305    1.303  40,263,703
     High Yield Bond Fund (Division 60)   2018   2.971    2.859  24,582,653
                                          2017   2.768    2.971  26,711,252
                                          2016   2.465    2.768  25,917,930
                                          2015   2.573    2.465  22,728,765
                                          2014   2.516    2.573  20,201,893
                                          2013   2.405    2.516  17,431,423
                                          2012   2.126    2.405  17,095,444
                                          2011   2.047    2.126  16,213,219
                                          2010   1.813    2.047  17,154,143
                                          2009   1.271    1.813  20,415,499
     International Opportunities Fund
      (Division 33)                       2018   3.137    2.574  33,389,626
                                          2017   2.263    3.137  32,772,579
                                          2016   2.289    2.263  34,473,646
                                          2015   2.121    2.289  37,901,307
                                          2014   2.250    2.121  39,901,113
                                          2013   1.868    2.250  32,352,067
                                          2012   1.539    1.868  36,161,481
                                          2011   1.925    1.539  41,901,488
                                          2010   1.613    1.925  44,613,482
                                          2009   1.291    1.613  57,816,493
     Large Cap Value Fund (Division 40)   2018   3.688    3.297   8,223,479
                                          2017   3.223    3.688  10,481,141
                                          2016   2.768    3.223  10,251,169
                                          2015   2.863    2.768  12,514,024
                                          2014   2.600    2.863  12,457,421
                                          2013   1.931    2.600  13,798,109
                                          2012   1.661    1.931  14,666,290
                                          2011   1.746    1.661  16,738,210
                                          2010   1.515    1.746  17,449,668
                                          2009   1.382    1.515  19,825,218


                                                                   Number of
                                                  Unit     Unit      Units
                                                Value at   Value  Outstanding
                                                Beginning at End   at End of
   Fund Name                               Year  of Year  of Year    Year
   ---------                               ---- --------- ------- -----------
     Mid Cap Growth Fund (Division 37)     2018   2.588    2.383   7,383,054
                                           2017   1.978    2.588   7,105,106
                                           2016   1.900    1.978   6,713,360
                                           2015   1.928    1.900   7,755,450
                                           2014   1.897    1.928   9,069,731
                                           2013   1.456    1.897  10,826,059
                                           2012   1.315    1.456  11,102,533
                                           2011   1.393    1.315  13,429,593
                                           2010   1.147    1.393  14,857,122
                                           2009   0.803    1.147  18,440,364
     Mid Cap Value Fund (Division 38)      2018   6.919    5.848  19,664,469
                                           2017   6.078    6.919  23,276,220
                                           2016   5.358    6.078  27,508,281
                                           2015   5.465    5.358  29,973,459
                                           2014   5.149    5.465  31,054,066
                                           2013   3.852    5.149  34,604,306
                                           2012   3.181    3.852  39,740,801
                                           2011   3.507    3.181  46,427,884
                                           2010   2.885    3.507  43,359,711
                                           2009   2.121    2.885  57,728,237
     Moderate Growth Lifestyle Fund
      (Division 49)                        2018   3.508    3.244  30,179,070
                                           2017   3.105    3.508  31,674,065
                                           2016   2.880    3.105  32,356,708
                                           2015   2.923    2.880  32,714,629
                                           2014   2.819    2.923  32,610,660
                                           2013   2.431    2.819  30,398,261
                                           2012   2.150    2.431  27,927,208
                                           2011   2.135    2.150  20,461,065
                                           2010   1.869    2.135  16,247,558
                                           2009   1.490    1.869  13,538,857
     Small Cap Growth Fund (Division 35)   2018   4.054    3.844   6,003,628
                                           2017   2.882    4.054   5,251,622
                                           2016   2.687    2.882   4,885,251
                                           2015   2.735    2.687   5,521,926
                                           2014   2.750    2.735   5,978,751
                                           2013   1.872    2.750   6,583,752
                                           2012   1.675    1.872   6,611,494
                                           2011   1.758    1.675   7,410,549
                                           2010   1.322    1.758   7,939,435
                                           2009   0.965    1.322   7,026,763
     Small Cap Value Fund (Division 36)    2018   4.708    3.953  13,461,000
                                           2017   4.511    4.708  16,483,015
                                           2016   3.487    4.511  18,292,695
                                           2015   3.751    3.487  21,123,140
                                           2014   3.574    3.751  22,960,888
                                           2013   2.638    3.574  20,182,816
                                           2012   2.305    2.638  25,083,046
                                           2011   2.513    2.305  27,927,341
                                           2010   2.009    2.513  32,622,022
                                           2009   1.626    2.009  31,932,767
     Socially Responsible Fund
      (Division 41)                        2018   3.399    3.205  31,690,990
                                           2017   2.833    3.399  37,819,072
                                           2016   2.574    2.833  43,351,923
                                           2015   2.560    2.574  48,075,504
                                           2014   2.228    2.560  42,945,823
                                           2013   1.654    2.228  30,501,810
                                           2012   1.444    1.654  37,063,897
                                           2011   1.433    1.444  54,625,364
                                           2010   1.257    1.433  64,986,935
                                           2009   0.967    1.257  49,219,242

--------------------------------------------------------------------------------


                                                                    Number of
                                                   Unit     Unit      Units
                                                 Value at   Value  Outstanding
                                                 Beginning at End   at End of
  Fund Name                                 Year  of Year  of Year    Year
  ---------                                 ---- --------- ------- -----------
    Strategic Bond Fund (Division 59)       2018   3.080    2.955  36,751,092
                                            2017   2.900    3.080  38,139,997
                                            2016   2.695    2.900  36,715,779
                                            2015   2.764    2.695  35,296,785
                                            2014   2.674    2.764  37,036,796
                                            2013   2.681    2.674  37,385,284
                                            2012   2.399    2.681  39,526,003
                                            2011   2.312    2.399  37,914,456
                                            2010   2.094    2.312  34,423,137
                                            2009   1.671    2.094  31,778,845
  Public Funds
    American Beacon Bridgeway Large
     Cap Growth Fund (Division 90)          2018   1.014    0.941  30,609,331
                                            2017      --    1.014  33,158,137
    American Beacon Bridgeway Large
     Cap Growth II Fund (Division 70)       2018   2.271    2.252          --
                                            2017   1.809    2.271      17,390
                                            2016   1.790    1.809  15,566,507
                                            2015   1.697    1.790  17,553,869
                                            2014   1.599    1.697  18,871,725
                                            2013   1.219    1.599  21,072,272
                                            2012   1.095    1.219  24,374,008
                                            2011   1.068    1.095  25,370,025
                                            2010   0.945    1.068  26,865,665
                                            2009   0.685    0.945  27,020,289
    Ariel Appreciation Fund (Division 69)   2018   3.963    3.381  14,231,199
                                            2017   3.471    3.963  16,126,086
                                            2016   3.105    3.471  18,051,346
                                            2015   3.338    3.105  22,122,463
                                            2014   3.111    3.338  25,190,447
                                            2013   2.145    3.111  26,417,074
                                            2012   1.812    2.145  27,300,814
                                            2011   1.971    1.812  28,399,622
                                            2010   1.661    1.971  29,827,419
                                            2009   1.027    1.661  29,627,334
    Ariel Fund (Division 68)                2018   4.208    3.604  23,828,270
                                            2017   3.660    4.208  26,903,355
                                            2016   3.193    3.660  29,348,319
                                            2015   3.356    3.193  33,078,981
                                            2014   3.049    3.356  37,221,506
                                            2013   2.124    3.049  40,811,178
                                            2012   1.780    2.124  42,035,543
                                            2011   2.024    1.780  47,909,726
                                            2010   1.619    2.024  49,429,131
                                            2009   0.999    1.619  50,193,804
    Invesco Balanced-Risk Commodity
     Strategy Fund (Division 102)           2018   0.680    0.593  34,493,997
                                            2017   0.653    0.680  44,221,276
                                            2016   0.588    0.653  42,773,415
                                            2015   0.710    0.588  60,454,366
                                            2014   0.849    0.710  52,554,574
                                            2013   0.994    0.849  44,531,740
                                            2012   0.967    0.994  34,289,736
                                            2011      --    0.967     151,444
    T Rowe Price Retirement 2015 Fund
     (Division 104)                         2018   1.168    1.108   1,014,452
                                            2017   1.041    1.168     472,888
                                            2016   0.980    1.041     566,371
                                            2015      --    0.980      82,017
    T Rowe Price Retirement 2020 Fund
     (Division 105)                         2018   1.195    1.124   2,102,201
                                            2017   1.043    1.195   1,715,884
                                            2016   0.981    1.043     914,109
                                            2015      --    0.981     275,657
    T Rowe Price Retirement 2025 Fund
     (Division 106)                         2018   1.218    1.138   2,693,498
                                            2017   1.046    1.218   2,179,310
                                            2016   0.983    1.046     905,207
                                            2015      --    0.983     351,090


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     T Rowe Price Retirement 2030 Fund
      (Division 107)                      2018   1.240    1.149   3,519,887
                                          2017   1.049    1.240   2,901,357
                                          2016   0.984    1.049   1,837,172
                                          2015      --    0.984     385,779
     T Rowe Price Retirement 2035 Fund
      (Division 108)                      2018   1.256    1.156   2,329,982
                                          2017   1.050    1.256   1,732,904
                                          2016   0.986    1.050     986,040
                                          2015      --    0.986     213,447
     T Rowe Price Retirement 2040 Fund
      (Division 109)                      2018   1.267    1.163   2,381,451
                                          2017   1.050    1.267   1,748,062
                                          2016   0.986    1.050   1,004,776
                                          2015      --    0.986     172,957
     T Rowe Price Retirement 2045 Fund
      (Division 110)                      2018   1,273    1.164   2,489,425
                                          2017   1.051    1.273   1,668,360
                                          2016   0.986    1.051     599,486
                                          2015      --    0.986     152,302
     T Rowe Price Retirement 2050 Fund
      (Division 111)                      2018   1.273    1.163   1,668,511
                                          2017   1.051    1.273   1,190,509
                                          2016   0.986    1.051     564,017
                                          2015      --    0.986     103,899
     T Rowe Price Retirement 2055 Fund
      (Division 112)                      2018   1.272    1.163     623,773
                                          2017   1.051    1.272     354,534
                                          2016   0.986    1.051     165,454
                                          2015      --    0.986      76,310
     T Rowe Price Retirement 2060 Fund
      (Division 113)                      2018   1.273    1.164     515,479
                                          2017   1.051    1.273     243,097
                                          2016   0.986    1.051     127,339
                                          2015      --    0.986      39,039
     Vanguard LifeStrategy Conservative
      Growth Fund (Division 54)           2018   2.314    2.222   6,100,317
                                          2017   2.107    2.314   6,140,492
                                          2016   2.011    2.107   6,486,542
                                          2015   2.035    2.011   6,517,014
                                          2014   1.923    2.035   6,659,984
                                          2013   1.782    1.923   6,497,184
                                          2012   1.649    1.782   6,821,675
                                          2011   1.638    1.649   6,396,660
                                          2010   1.489    1.638   6,598,364
                                          2009   1.286    1.489   6,609,264
     Vanguard LifeStrategy Growth Fund
      (Division 52)                       2018   2.748    2.532  12,791,660
                                          2017   2.330    2.748  12,521,617
                                          2016   2.173    2.330  12,448,965
                                          2015   2.222    2.173  12,183,919
                                          2014   2.095    2.222  12,362,478
                                          2013   1.747    2.095  12,590,424
                                          2012   1.544    1.747  12,906,656
                                          2011   1.596    1.544  13,373,358
                                          2010   1.402    1.596  12,959,475
                                          2009   1.133    1.402  12,920,282
     Vanguard LifeStrategy Moderate
      Growth Fund (Division 53)           2018   2.588    2.435  13,122,652
                                          2017   2.273    2.588  14,173,953
                                          2016   2.144    2.273  14,091,187
                                          2015   2.179    2.144  13,659,443
                                          2014   2.057    2.179  14,339,189
                                          2013   1.806    2.057  14,664,820
                                          2012   1.633    1.806  15,303,121
                                          2011   1.646    1.633  15,183,482
                                          2010   1.468    1.646  14,224,933
                                          2009   1.233    1.468  16,238,248

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                                                                 Number of
                                                Unit     Unit      Units
                                              Value at   Value  Outstanding
                                              Beginning at End   at End of
    Fund Name                            Year  of Year  of Year    Year
    ---------                            ---- --------- ------- -----------
      Vanguard Long-Term Investment-
       Grade Fund (Division 22)          2018   4.025    3.756  12,792,721
                                         2017   3.625    4.025  12,879,088
                                         2016   3.390    3.625  13,918,256
                                         2015   3.494    3.390  11,527,141
                                         2014   2.981    3.494  12,718,245
                                         2013   3.192    2.981  13,812,149
                                         2012   2.882    3.192  16,687,698
                                         2011   2.479    2.882  17,240,348
                                         2010   2.257    2.479  17,859,422
                                         2009   2.092    2.257  17,890,493
      Vanguard Long-Term Treasury Fund
       (Division 23)                     2018   3.717    3.617  11,582,034
                                         2017   3.451    3.717  12,912,245
                                         2016   3.437    3.451  14,140,808
                                         2015   3.519    3.437  14,429,617
                                         2014   2.832    3.519  16,624,918
                                         2013   3.282    2.832  17,574,174
                                         2012   3.198    3.282  21,576,605
                                         2011   2.494    3.198  23,805,059
                                         2010   2.308    2.494  26,416,159
                                         2009   2.645    2.308  37,453,620


                                                             Number of
                                            Unit     Unit      Units
                                          Value at   Value  Outstanding
                                          Beginning at End   at End of
        Fund Name                    Year  of Year  of Year    Year
        ---------                    ---- --------- ------- -----------
          Vanguard Wellington Fund
           (Division 25)             2018   5.161    4.932   61,791,478
                                     2017   4.546    5.161   68,329,815
                                     2016   4.138    4.546   71,277,216
                                     2015   4.180    4.138   77,177,871
                                     2014   3.846    4.180   81,024,093
                                     2013   3.248    3.846   84,795,382
                                     2012   2.916    3.248   94,415,954
                                     2011   2.837    2.916  108,944,504
                                     2010   2.584    2.837  121,148,721
                                     2009   2.137    2.584  101,733,150
          Vanguard Windsor II Fund
           (Division 24)             2018   4.933    4.463   68,531,215
                                     2017   4.269    4.933   74,936,854
                                     2016   3.804    4.269   82,594,226
                                     2015   3.972    3.804   92,279,579
                                     2014   3.611    3.972   98,076,554
                                     2013   2.792    3.611  100,554,099
                                     2012   2.417    2.792  108,172,730
                                     2011   2.379    2.417  122,759,875
                                     2010   2.173    2.379  134,595,533
                                     2009   1.728    2.173  147,608,674

                         Appendix B -- Living Benefits
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This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

Table of Contents

               Living Benefit Defined Terms.................  B-1
               IncomeLOCK Plus..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               IncomeLOCK Plus Endorsements Issued Prior to
                 February 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               IncomeLOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23

Living Benefit Defined Terms

Anniversary Value -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

Benefit Anniversary -- the first day of each Benefit Year.

Benefit Base -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

Benefit Quarter Anniversary -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

Covered Person(s) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

Eligible Purchase Payments -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

Endorsement Date -- the date we issued the Living Benefit endorsement to your Contract.

Excess Withdrawal -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

Income Credit -- is an amount that may be added to the Benefit Base during the Income Credit Period.

Income Credit Base -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

Income Credit Percentage -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

Income Credit Period -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

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Ineligible Purchase Payments -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

Minimum Benefit Base -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

Protected Income Payment -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

IncomeLOCK Plus

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Fee Table

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

                                                               Maximum
                                                              Annualized
                                  Initial  Maximum  Minimum    Fee Rate
                                   Annual   Annual   Annual    Decrease
       Number of Covered Persons  Fee Rate Fee Rate Fee Rate or Increase*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

IncomeLOCK Plus Fee Formula

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

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The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

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If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.

Investment Group             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
Investment                  30%-Minimum                        0%-Minimum                         0%-Minimum
Restrictions               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
Variable Account  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
Options           Short-Term Fixed Account          American Beacon Bridgeway           Ariel Fund
and/or            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
Fixed Accounts    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Global Social Awareness Fund        Science and Technology Fund
                    Grade Fund                      Global Strategy Fund                Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Growth Fund                         Small Cap Fund
                                                    Growth & Income Fund                Small Cap Growth Fund
                                                    High Yield Bond Fund                Small Cap Index Fund
                                                    International Equities Index Fund   Small Cap Special Values Fund
                                                    International Growth Fund
                                                    International Value Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the

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requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.

IncomeLOCK Plus Options

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          Covered Person
                      -----------------------------------
                                          Minimum Maximum
                                            Age     Age
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                Covered Person #1 Covered Person #2
                ---------------------------------------------------
                                Minimum  Maximum  Minimum  Maximum
                                  Age      Age      Age      Age
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 IncomeLOCK +6

-----------------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
     Age of Covered Person at First          Income       Income        Income        Custom
              Withdrawal                    Option 1     Option 2      Option 3     Allocation
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

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Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. Your Benefit Base and Income Credit Base will not increase if your Account Value was higher on days other than the Benefit Anniversary.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

Withdrawals under the Living Benefits

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

Benefit Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Protected Income Payment: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

If an Excess Withdrawal reduces your Account Value to zero, no further benefits are payable under the Contract and your Contract along with IncomeLOCK Plus will terminate.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

Death Benefits under IncomeLOCK Plus

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

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If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits" in the prospectus.

IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:

Fee Tables

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           Maximum
                                                         Annualized
                                              Maximum     Fee Rate
             Number of Covered   Initial Fee   Annual     Decrease
                 Persons            Rate     Fee Rate/2/ or Increase
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------
/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the MAWP and the second percentage represents the PIPP for each of the options shown.

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For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 IncomeLOCK +6

---------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
    Age of Covered Person at First         Income    Income       Income       Custom
              Withdrawal                  Option 1  Option 2     Option 3    Allocation
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 IncomeLOCK +8

            -------------------------------------------------------
                   Number of Covered Persons
                             and                          MAWP
                Age of Covered Person at First            and
                          Withdrawal                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   International Value Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.

IncomeLOCK Plus Options

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."

--------
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

Surrender of Account Value

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Loans

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

IncomeLOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

Anniversary Value -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

Minimum Withdrawal Period ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

Extension Offer

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:

        Current Maximum Annual Fee Rate  Annual Fee Rate After Extension
        -------------------------------  -------------------------------
                    0.65%                             0.90%

As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

Fee Table

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/

                      Fee Period  Maximum Annual Fee Rate
                      ----------  -----------------------
                      All years            0.90%/7/

The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

IncomeLOCK Features

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------
/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   International Value Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

If you take a loan after your IncomeLOCK Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with this feature. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      Initial
                                           MAWP         MWP          MAWP
                                           Prior       Prior          if
                                          to any      to Any      Extension
   Withdrawal                            Extension   Extension    is Elected
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/10/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./11/

Surrender of Account Value

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------
/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

Account Value: Any withdrawal reduces the Account Value by the amount of the withdrawal.

Benefit Base: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

Maximum Annual Withdrawal Amount (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

Minimum Withdrawal Period (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Death Benefits

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

Loans

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

                   Appendix C -- State Contract Variability
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Issue
   Prospectus                                Provision Availability or Variation                                  State
----------------------------------------------------------------------------------------------------------------------------
Annuity Date      You may switch to the Payout Period any time after your first Contract anniversary.            Florida
                                                                                                                 Oregon
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 65 or older on the Contract issue date, the Free Look period is 30 days.        Arizona
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 60 or older on the Contract issue date, the Free Look period is 30 days. If   California
                  you invest in the Fixed Account, the Free Look amount is calculated as the Purchase
                  Payments paid. If you invest in Variable Account Options, the Free Look amount is calculated as the greater of (1) Purchase Payments or (2) the value of your Contract plus any fees paid on the day we received your request in good order at the Annuity Service
                  Center.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 21 days and the amount is calculated as the value of your              Florida
                  Contract plus fees and charges on the day we receive your request in good order at the
                  Annuity Service Center.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 20 days.                                                                Idaho
                                                                                                              North Dakota
                                                                                                              Rhode Island
                                                                                                                  Texas
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look amount is calculated as the value of your Contract plus fees and charges        Michigan
                  on the day we received your request in good order at the Annuity Service Center.              Minnesota
                                                                                                                Missouri
                                                                                                                  Texas
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look amount is calculated as the greater of (1) Purchase Payments including          Arkansas
                  fees and charges or (2) the value of your Contract on the day we receive your request in good order at the Annuity Service Center.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for                 California
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 2.0% for Non-Qualified Contracts based on total                Maine
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 3.5% for Non-Qualified Contracts based on contract            Nevada
                  value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for          South Dakota
                  Non-Qualified Contracts based on total Purchase Payments when you begin the Payout
                  Period. For any amount in excess of $500,000 in the Contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified Contracts based on total Purchase
                  Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Qualified Contracts and 1.0% for                  West Virginia
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Non-Qualified Contracts based on total               Wyoming
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Surrender Charge  For Contracts issued to individuals in the State of Oregon, no surrender charge will be        Oregon
                  applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent
                  (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
----------------------------------------------------------------------------------------------------------------------------

(C) 2019 American International Group, Inc.
All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.40 TO 12.40                                            May 1, 2019


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan. The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A ("Separate Account") are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2019, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

 Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for variable account options available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from VALIC electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.valic.com.


 You may elect to receive all future reports in paper free of charge. You can inform VALIC that you wish to continue receiving paper copies of your shareholder reports by contacting 1-800-448-2542. Your election to receive reports in paper will apply to all variable account options available under your Contract.


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS. THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Bridgeway Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2030 Fund
Global Real Estate Fund             Mid Cap Growth Fund                 T. Rowe Price Retirement 2035 Fund
Global Social Awareness Fund        Mid Cap Value Fund                  T. Rowe Price Retirement 2040 Fund
Global Strategy Fund                Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2045 Fund
Government Money Market I Fund      Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Securities Fund          Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Growth Fund                         Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth & Income Fund                Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Moderate Growth Fund
International Equities Index Fund                                       Vanguard Long-Term Investment-Grade Fund
International Government Bond Fund                                      Vanguard Long-Term Treasury Fund
International Growth Fund                                               Vanguard Wellington Fund
International Value Fund                                                Vanguard Windsor II Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

FEES AND CHARGES................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

PAYOUT PERIOD...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25

                                                                 PAGE
                                                                 ----

SURRENDER OF ACCOUNT VALUE......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

EXCHANGE PRIVILEGE..............................................  27

DEATH BENEFITS..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
   Special Information for Nonqualified Contracts...............  28
   During the Purchase Period...................................  28
   Death Benefit Before Age 70..................................  28
   Death Benefit On or After Age 70.............................  28
   Adjusted Purchase Payment Amount.............................  28
   During the Payout Period.....................................  29

OTHER CONTRACT FEATURES.........................................  29
   Changes That May Not Be Made.................................  29
   Change of Beneficiary........................................  29
   Contingent Owner.............................................  29
   Cancellation -- The "Free Look" Period.......................  29
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  30

VOTING RIGHTS...................................................  30
   Who May Give Voting Instructions.............................  30
   Determination of Fund Shares Attributable to Your Account....  30
       During the Purchase Period...............................  30
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  30
   How Fund Shares Are Voted....................................  30

FEDERAL TAX MATTERS.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  31

LEGAL PROCEEDINGS...............................................  33

FINANCIAL STATEMENTS............................................  34

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  34

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- LIVING BENEFITS................................... B-1

APPENDIX C -- STATE CONTRACT VARIABILITY........................ C-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.


GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan.


HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge /(1)/                                        5.00%
----------------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                                $75
----------------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) /(2)/  0-3.5%
----------------------------------------------------------------------------

 THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FUNDS' FEES AND EXPENSES.

 ANNUAL SEPARATE ACCOUNT CHARGES


Annual Variable Account Option Maintenance Charge ($3.75/quarter, annualized) /(3)/                                    $15
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Separate Account Charges for each Variable            MAXIMUM           SEPARATE       CURRENT (NET)
Account Option                                                                   SEPARATE           ACCOUNT         SEPARATE
(as a percentage of average daily net asset value allocated to the               ACCOUNT         REIMBURSEMENT       ACCOUNT
Variable Account Option)                                                     CHARGE (%) /(4)/ OR CREDIT (%) /(5)/  CHARGE (%)
-------------------------------------------------------------------------------------------------------------------------------
VALIC COMPANY I FUNDS /(6)/ (34 Funds)                                             0.60               --              0.60
-------------------------------------------------------------------------------------------------------------------------------
VALIC COMPANY II FUNDS /(6)/ (15 Funds)                                            0.60             (0.25)            0.35
-------------------------------------------------------------------------------------------------------------------------------
PUBLIC FUNDS
-------------------------------------------------------------------------------------------------------------------------------
   American Beacon Bridgeway Large Cap Growth Fund (Investor Shares)               0.85             (0.25)            0.60
-------------------------------------------------------------------------------------------------------------------------------
   Ariel Appreciation Fund (Investor Shares)                                       0.85             (0.25)            0.60
-------------------------------------------------------------------------------------------------------------------------------
   Ariel Fund (Investor Shares)                                                    0.85             (0.25)            0.60
-------------------------------------------------------------------------------------------------------------------------------
   Invesco Balanced-Risk Commodity Strategy Fund (R5 Shares)                       0.85             (0.25)            0.60
-------------------------------------------------------------------------------------------------------------------------------
   T. Rowe Price Retirement Funds (Advisor Shares)
       2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund,
       2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund, 2060 Fund                       0.85             (0.25)            0.60
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard LifeStrategy Funds (Investor Shares)
       Conservative Growth Fund, Growth Fund, Moderate Growth Fund                 0.85               --              0.85
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Long-Term Investment-Grade Fund (Investor Shares)                      0.85             (0.25)            0.60
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Long-Term Treasury Fund (Investor Shares)                              0.85             (0.25)            0.60
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Wellington Fund (Investor Shares)                                      0.85               --              0.85
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Windsor II Fund (Investor Shares)                                      0.85               --              0.85
-------------------------------------------------------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base./(7)/

NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE /(8)/
-------------------------  ----------------------- -----------------------------
For One Covered Person              1.10%                      2.20%
For Two Covered Persons             1.35%                      2.70%

 TOTAL ANNUAL FUND OPERATING EXPENSES

 The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. MORE DETAIL ABOUT EACH FUNDS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

TOTAL ANNUAL FUND OPERATING EXPENSES                                                      MINIMUM /(9)/ MAXIMUM /(10)/
----------------------------------------------------------------------------------------------------------------------
(Expenses that are deducted from Fund assets, including management fees, other expenses,
distribution and service (including any 12b-1) fees, if applicable)                           0.12%         1.30%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Payout Period. See "Premium Tax Charge" section and
 "Appendix C -- State Contract Variability."

 (3) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (4) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (5) For these Variable Account Options, the Separate Account Charges for these Divisions currently are reduced voluntarily by VALIC. See "Separate Account Expense Reimbursements or Credits."

 (6) See cover page for a list of the VALIC Company I and VALIC Company II Funds available as Variable Account Options.

 (7) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Appendix B."

 (8) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets compromising the Benefit Base. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (9) The Fund with the lowest total annual fund operating expenses is the Vanguard LifeStrategy Conservative Growth Fund. However, the Vanguard Long-Term Treasury Fund Variable Account Option has the lowest combined expenses, which includes the net Separate Account Charges and total fund annual fund operating expenses (0.60% and 0.20%, respectively).


 (10) The Fund with the highest total annual fund operating expenses is the Invesco Balanced-Risk Commodity Strategy Fund. The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that the Fund's total annual fund operating expenses exceed 1.15% of the Fund's average daily net assets. Unless the adviser continues the expense limit/fee waiver agreement, the agreement will terminate on or after February 29, 2020. The agreement cannot be or amended to increase the expense limits without the approval of the Fund's board of trustees. See the Fund's prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes you invest in the Variable Account Option with the MAXIMUM total fund expenses (1.30%) and Separate Account Charges (0.60%) for total combined expenses of 1.90% (Invesco Balanced-Risk Commodity Strategy Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $671  $1,132  $1,599   $2,361


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $208   $641   $1,099   $2,361



The second set of examples assumes you invest in the Variable Account Option with the MINIMUM total fund expenses (0.20%) and Separate Account Charges (0.60%) for total combined expenses of 0.80% (Vanguard Long-Term Treasury Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $565   $800   $1,018   $1,137


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $97    $300    $518    $1,137



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes you invest in the Variable Account Option with the MAXIMUM total fund expenses (1.30%) and Separate Account Charges (0.60%) for total combined expenses of 1.90% (Invesco Balanced-Risk Commodity Strategy Fund), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $800  $1,884  $2,845   $4,808


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $343  $1,430  $2,389   $4,808


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.85% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

ALL MATERIAL STATE VARIATIONS ARE DESCRIBED IN APPENDIX C.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.


VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").


VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

--------------------------------------------------------------------------------


UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

VALIC also distributes its products through independent broker-dealers, some of which are appointed by an employer to provide services in a retirement plan. Whether offered in a retirement plan or as an IRA or a non-qualified Contract, VALIC will pay independent broker-dealers for services/sales through the payment of a commission up to 4.00% of each Purchase Payment and an annual trail (a reduced commission paid after the initial purchase).

For more information about how your financial advisor may be compensated, please contact your advisor.

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

ADMINISTRATION OF THE CONTRACTS


VALIC is responsible for the administrative servicing of your Contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.


Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website, our distribution partners, or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. Despite our implementation of administrative and technical controls and other preventative actions to reduce the risk of cyber-incident, there can be no assurance that VALIC or our distribution partners or the underlying Funds or VALIC's service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial advisor. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.


Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each Contract year, and this rate will never be lower than the minimum guaranteed rate as referenced in your Contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the Contract withdrawal charge period and the number of years since your annuity Contract was issued.


VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as

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"Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS       ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------       -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon          Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Bridgeway Large Cap     Advisors, Inc.                                     Sub-Adviser: Columbia
   Growth Fund            Sub-Adviser: Bridgeway                               Management Investment
                           Capital Management, Inc.                            Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: BNY Mellon Asset
                           Hanley, Mewhinney &                                 Management North America
                           Strauss, LLC ("Barrow                               Corporation and Janus Capital
                           Hanley")                                            Management LLC ("Janus")
                                                                              Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: BMO Asset                              Sub-Adviser: SunAmerica
                           Management Corp.

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
                                                                               ("Allianz")

 Mid Cap Growth Fund      Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: Wellington                             Sub-Advisers: Boston Partners
                           Management                                          Global Investors, Inc. d/b/a
                                                                               Boston Partners and
                                                                               Wellington Management

 Mid Cap Index Fund       Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Adviser: Goldman Sachs
                                                                               Capital Management, LP
                                                                               ("Goldman Sachs")

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Index Fund     Adviser: VALIC
                          Investments, LLC                                    Sub-Adviser: SunAmerica

 Small Cap Aggressive     Adviser: VALIC             Small Cap Special        Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory         Values Fund            Sub-Advisers: Wells Capital
                           Capital Management Inc.                             Management Incorporated
                                                                               ("WellsCap")

 Small Cap Fund           Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Adviser: JPMIM
                           Rowe Price and
                           Bridgeway Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC
                          Sub-Adviser: JPMIM

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Adviser: Morgan Stanley
                                                                               Investment Management Inc.

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers
                                                     International Value      Adviser: VALIC
                                                       Fund*                  Sub-Adviser: WellsCap

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           Advisers, Inc.              Fund
                           ("Invesco") and
                           Goldman Sachs
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2040 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2045 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2050 Fund

 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2055 Fund
                          AllianceBernstein L.P.
                          and SunAmerica

 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2060 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price
   Retirement 2030 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2035 Fund

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund                Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund                 Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

--------
* On September 10, 2018, the Foreign Value Fund changed its name to International Value Fund.

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VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

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Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

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The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units, including any dividend or capital gains per share declared on behalf of the underlying Fund as of that day. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

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rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise fund expenses, such as recordkeeping and transaction costs, and can potentially harm fund performance. Further, excessive trading may harm fund investors, as the excessive trader takes security profits intended for the entire fund, and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

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(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed pro-rata among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix C for variations of the premium tax charge that may be applicable in your state.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The maximum charges range from 0.60% to 0.85% depending on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. The current (net) charges range from 0.35% to 0.85%. The charge is deducted daily from the net assets.


These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.


We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the maximum Separate Account Charges. The current Net Separate Account Charges of each Variable Account Option are reflected in the Fee Tables and range from 0.35% to 0.85%. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants. The maximum Separate Account Charges are guaranteed and may not be increased for the life of your Contract.


MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
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The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you

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select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

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3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
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WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

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required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

EXCHANGE PRIVILEGE
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  .   In the form of an annuity under any of the Payout Options;

  .   In partial payments over the Beneficiary's life expectancy; or

  . In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.

Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary

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may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner's estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

DEATH BENEFIT BEFORE AGE OF 70

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
         OR
             100% of Purchase Payments invested in Fixed
             Account Option
             - (MINUS)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
        OR
            100% of Purchase Payments invested in Variable
            Account Options
            - (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
            + (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if the total amount of any death benefit exceeds the Account Value.

DEATH BENEFIT ON OR AFTER AGE 70

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

ADJUSTED PURCHASE PAYMENT AMOUNT

The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

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If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.

OTHER CONTRACT FEATURES
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CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE "FREE LOOK" PERIOD

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the

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Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See "Appendix C -- State Contract Variability." The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. Generally, the amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the

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instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.

FEDERAL TAX MATTERS
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program.

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After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Tax Cuts and Jobs Act of 2017 provided relief from the 10% early withdrawal penalty tax for qualified 2016 disaster distributions from retirement funds.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed

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currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS
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As of April 23, 2019, the Company has achieved final dismissal of a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerned a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal was denied on July 5, 2018, and the WV Boards' motion for reconsideration was denied on November 14, 2018. The WV Boards have not appealed further, and the matter is concluded.

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2019, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

FINANCIAL STATEMENTS
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  17
                     Purchase Unit Value.............  18

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  19
                Payout Payments............................  20
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  22
                Comments on Financial Statements...........  22

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
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Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2018 10.080   9.116      57,773
                                             2017  8.955  10.080      57,274
                                             2016  8.395   8.955      48,507
                                             2015  8.484   8.395      40,666
                                             2014  8.101   8.484      44,784
                                             2013  7.028   8.101      33,100
                                             2012  6.239   7.028      44,724
                                             2011  6.219   6.239      35,058
                                             2010  5.461   6.219      30,163
                                             2009  4.444   5.461      33,286
    Blue Chip Growth Fund (Division 72)      2018  2.702   2.739   9,145,275
                                             2017  1.996   2.702   1,756,271
                                             2016  1.991   1.996   1,633,843
                                             2015  1.804   1.991   1,864,727
                                             2014  1.663   1.804   1,672,004
                                             2013  1.185   1.663   1,793,342
                                             2012  1.009   1.185   1,756,039
                                             2011  1.000   1.009   1,897,960
                                             2010  0.866   1.000   1,776,518
                                             2009  0.609   0.866   7,431,040
    Broad Cap Value Income Fund
     (Division 75)                           2018  2.339   2.060     241,821
                                             2017  1.992   2.339     244,270
                                             2016  1.760   1.992     259,681
                                             2015  1.794   1.760     489,160
                                             2014  1.679   1.794     873,472
                                             2013  1.238   1.679     302,505
                                             2012  1.092   1.238     400,082
                                             2011  1.081   1.092     340,729
                                             2010  0.950   1.081     238,391
                                             2009  0.763   0.950     262,031
    Capital Conservation Fund (Division 7)   2018  4.310   4.237     580,180
                                             2017  4.189   4.310   1,089,295
                                             2016  4.120   4.189     615,127
                                             2015  4.137   4.120   1,559,864
                                             2014  3.927   4.137   1,105,834
                                             2013  4.046   3.927     342,960
                                             2012  3.838   4.046     943,773
                                             2011  3.614   3.838     413,124
                                             2010  3.372   3.614     248,567
                                             2009  3.055   3.372     289,907
    Core Equity Fund (Division 15)           2018  4.809   4.457     253,543
                                             2017  3.997   4.809     270,421
                                             2016  3.567   3.997     295,116
                                             2015  3.656   3.567     316,812
                                             2014  3.298   3.656     344,765
                                             2013  2.460   3.298     359,241
                                             2012  2.167   2.460     403,151
                                             2011  2.191   2.167     457,362
                                             2010  1.954   2.191     470,922
                                             2009  1.593   1.954     547,314
    Dividend Value Fund (Division 21)        2018  3.991   3.611  23,015,834
                                             2017  3.401   3.991     698,263
                                             2016  2.932   3.401     769,147
                                             2015  2.969   2.932     590,519
                                             2014  2.734   2.969     665,162
                                             2013  2.115   2.734     637,780
                                             2012  1.890   2.115   1,902,684
                                             2011  1.758   1.890   1,363,711
                                             2010  1.551   1.758     364,431
                                             2009  1.311   1.551     454,380


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Dynamic Allocation Fund (Division 103)   2018 1.427   1.320      177,928
                                             2017 1.194   1.427      484,334
                                             2016 1.146   1.194      554,339
                                             2015 1.208   1.146      574,571
                                             2014 1.166   1.208      628,529
                                             2013 0.998   1.166      583,498
                                             2012    --   0.998           --
    Emerging Economies Fund (Division 87)    2018 1.239   0.993   16,879,853
                                             2017 0.882   1.239    6,171,379
                                             2016 0.796   0.882    6,358,011
                                             2015 0.937   0.796    5,638,907
                                             2014 0.998   0.937    5,163,653
                                             2013 1.033   0.998    5,495,210
                                             2012 0.874   1.033    5,362,560
                                             2011 1.011   0.874    3,777,789
                                             2010 0.914   1.011    3,630,966
                                             2009 0.710   0.914    3,963,799
    Global Real Estate Fund (Division 101)   2018 1.566   1.463   22,013,430
                                             2017 1.384   1.566    1,429,523
                                             2016 1.361   1.384    1,419,437
                                             2015 1.369   1.361    1,310,082
                                             2014 1.229   1.369    1,143,332
                                             2013 1.183   1.229    1,020,894
                                             2012 0.908   1.183    1,052,469
                                             2011 0.993   0.908    1,102,048
                                             2010 0.845   0.993      903,921
                                             2009 0.645   0.845    1,346,998
    Global Social Awareness Fund
     (Division 12)                           2018 7.940   7.225    1,164,962
                                             2017 6.509   7.940    1,781,499
                                             2016 6.123   6.509    2,051,372
                                             2015 6.180   6.123    1,076,410
                                             2014 5.758   6.180    1,271,208
                                             2013 4.495   5.758    1,160,520
                                             2012 3.855   4.495      395,804
                                             2011 4.134   3.855      454,292
                                             2010 3.706   4.134      353,772
                                             2009 2.833   3.706      650,734
    Global Strategy Fund (Division 88)       2018 2.221   2.025    1,414,306
                                             2017 1.968   2.221    1,506,469
                                             2016 1.880   1.968    2,534,194
                                             2015 1.986   1.880    3,537,131
                                             2014 1.962   1.986    2,835,043
                                             2013 1.662   1.962    2,624,528
                                             2012 1.398   1.662    2,576,275
                                             2011 1.439   1.398    4,153,246
                                             2010 1.296   1.439    4,508,067
                                             2009 1.051   1.296    3,599,788
    Government Money Market I Fund
     (Division 6)                            2018 2.242   2.258    5,287,754
                                             2017 2.247   2.242    1,879,295
                                             2016 2.260   2.247    1,977,931
                                             2015 2.273   2.260    1,787,878
                                             2014 2.287   2.273    1,631,003
                                             2013 2.300   2.287    1,419,503
                                             2012 2.314   2.300    1,345,009
                                             2011 2.328   2.314    1,345,350
                                             2010 2.341   2.328    1,171,886
                                             2009 2.348   2.341    2,369,391

--------

* The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this Division was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund (later referred to as the American Beacon Bridgeway Large Cap Growth II Fund) reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this Division was added to Portfolio Director. While the T. Rowe Price Retirement Funds were added as Divisions on December 17, 2014, investments in the Divisions did not occur until 2015. On December 15, 2017, the American Beacon Bridgeway Large Cap Growth II Fund (formerly, the American Beacon Holland Large Cap Growth Fund) ("replaced option") merged with and into the American Beacon Bridgeway Large Cap Growth Fund ("surviving option"). The surviving option, American Beacon Bridgeway Large Cap Growth Fund, was added as a Variable Account Option in your prospectus on such date.

--------------------------------------------------------------------------------


                                                                     NUMBER OF
                                                     UNIT    UNIT      UNITS
                                                    VALUE   VALUE   OUTSTANDING
 FUND NAME                                     YEAR AT 1/1 AT 12/31  AT 12/31
 ---------                                     ---- ------ -------- -----------
   Government Securities Fund (Division 8)     2018 4.078   4.074      962,644
                                               2017 4.021   4.078    1,040,290
                                               2016 3.996   4.021      995,419
                                               2015 3.988   3.996      324,809
                                               2014 3.802   3.988      569,579
                                               2013 3.993   3.802      758,000
                                               2012 3.874   3.993      166,325
                                               2011 3.550   3.874      150,347
                                               2010 3.435   3.550      181,539
                                               2009 3.592   3.435      310,411
   Growth Fund (Division 78)                   2018 2.421   2.340   34,871,543
                                               2017 1.870   2.421    3,502,997
                                               2016 1.795   1.870    3,886,832
                                               2015 1.752   1.795    4,012,281
                                               2014 1.592   1.752    4,392,481
                                               2013 1.221   1.592    4,674,880
                                               2012 1.069   1.221    5,626,767
                                               2011 1.082   1.069    6,055,510
                                               2010 0.921   1.082    5,992,221
                                               2009 0.679   0.921    6,668,828
   Growth & Income Fund (Division 16)          2018 5.020   4.701      213,266
                                               2017 4.171   5.020      143,779
                                               2016 3.773   4.171      153,016
                                               2015 3.799   3.773      162,739
                                               2014 3.349   3.799      178,136
                                               2013 2.539   3.349      145,916
                                               2012 2.254   2.539      169,871
                                               2011 2.307   2.254      220,605
                                               2010 2.124   2.370      240,301
                                               2009 1.754   2.124      261,115
   Health Sciences Fund (Division 73)          2018 5.460   5.480    1,540,583
                                               2017 4.303   5.460    1,269,436
                                               2016 4.836   4.303    1,367,460
                                               2015 4.319   4.836    1,740,688
                                               2014 3.302   4.319    1,519,365
                                               2013 2.200   3.302    1,350,959
                                               2012 1.680   2.200    1,324,666
                                               2011 1.530   1.680    1,526,741
                                               2010 1.329   1.530    1,395,941
                                               2009 1.017   1.329    1,979,366
   Inflation Protected Fund (Division 77)      2018 1.401   1.362   26,155,841
                                               2017 1.345   1.401    1,763,176
                                               2016 1.303   1.345    1,452,715
                                               2015 1.352   1.303    1,418,612
                                               2014 1.321   1.352    1,174,125
                                               2013 1.428   1.321    1,338,018
                                               2012 1.330   1.428    1,171,132
                                               2011 1.215   1.330      813,712
                                               2010 1.120   1.215      640,181
                                               2009 1.028   1.120    1,049,398
   International Equities Fund (Division 11)   2018 2.474   2.121   21,737,545
                                               2017 2.002   2.474    2,858,902
                                               2016 1.989   2.002    2,903,392
                                               2015 2.021   1.989    2,787,958
                                               2014 2.150   2.021    2,416,881
                                               2013 1.818   2.150    2,505,634
                                               2012 1.563   1.818    2,596,793
                                               2011 1.809   1.563    3,764,337
                                               2010 1.678   1.809    2,786,435
                                               2009 1.303   1.678    3,551,393
   International Government Bond Fund
    (Division 13)                              2018 3.538   3.407    1,602,725
                                               2017 3.293   3.538      328,131
                                               2016 3.194   3.293      376,474
                                               2015 3.324   3.194      414,885
                                               2014 3.299   3.324      420,108
                                               2013 3.516   3.299      510,076
                                               2012 3.256   3.516      629,970
                                               2011 3.135   3.256      734,816
                                               2010 2.917   3.135      867,475
                                               2009 2.630   2.917    1,088,499


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    International Growth Fund (Division 20)   2018  3.655   3.338   2,435,757
                                              2017  2.881   3.655     971,117
                                              2016  2.980   2.881   1,097,685
                                              2015  3.013   2.980   1,587,633
                                              2014  3.140   3.013   1,966,481
                                              2013  2.616   3.140   2,202,931
                                              2012  2.190   2.616   3,648,865
                                              2011  2.442   2.190   2,458,686
                                              2010  2.182   2.442   2,830,224
                                              2009  1.622   2.182   2,386,717
    International Value Fund (Division 89)    2018  1.572   1.284   2,842,633
                                              2017  1.351   1.572   3,631,397
                                              2016  1.213   1.351   2,449,094
                                              2015  1.316   1.213   2,845,904
                                              2014  1.498   1.316   2,837,721
                                              2013  1.195   1.498   3,103,969
                                              2012  1.012   1.195   3,599,933
                                              2011  1.170   1.012   5,014,763
                                              2010  1.094   1.170   6,219,408
                                              2009  0.747   1.094   9,465,183
    Large Cap Core Fund (Division 76)         2018  2.988   2.711     367,423
                                              2017  2.476   2.988     393,875
                                              2016  2.293   2.476     404,623
                                              2015  2.239   2.293     394,038
                                              2014  1.988   2.239     437,560
                                              2013  1.470   1.988     349,652
                                              2012  1.247   1.470     241,483
                                              2011  1.267   1.247     392,182
                                              2010  1.092   1.267     810,729
                                              2009  0.794   1.092   1,876,124
    Large Capital Growth Fund (Division 79)   2018  2.376   2.379   1,741,759
                                              2017  1.860   2.376   1,795,201
                                              2016  1.763   1.860   2,214,955
                                              2015  1.773   1.763   2,306,198
                                              2014  1.601   1.773   2,475,628
                                              2013  1.224   1.601   2,723,896
                                              2012  1.095   1.224   3,144,415
                                              2011  1.174   1.095   3,477,357
                                              2010  1.022   1.174   3,809,350
                                              2009  0.784   1.022   4,633,199
    Mid Cap Index Fund (Division 4)           2018 28.309  24.921   2,953,292
                                              2017 24.570  28.309     765,263
                                              2016 20.492  24.570     859,449
                                              2015 21.143  20.492     776,918
                                              2014 19.441  21.143     829,548
                                              2013 14.693  19.441     942,710
                                              2012 12.578  14.693   1,103,439
                                              2011 12.912  12.578   1,115,927
                                              2010 10.289  12.912   1,219,712
                                              2009  7.485  10.289   1,146,174
    Mid Cap Strategic Growth Fund
     (Division 83)                            2018  2.753   2.607     726,882
                                              2017  2.193   2.753     562,993
                                              2016  2.011   2.193     600,328
                                              2015  2.078   2.011     627,871
                                              2014  2.025   2.078     971,636
                                              2013  1.470   2.025   1,310,458
                                              2012  1.354   1.470     964,212
                                              2011  1.461   1.354   1,185,711
                                              2010  1.165   1.461   1,415,173
                                              2009  0.797   1.165   1,610,223
    Nasdaq-100(R) Index Fund (Division 46)    2018  1.845   1.822   2,000,455
                                              2017  1.403   1.845   1,682,313
                                              2016  1.322   1.403   1,688,164
                                              2015  1.218   1.322   1,644,036
                                              2014  1.032   1.218   1,640,343
                                              2013  0.762   1.032   1,616,259
                                              2012  0.650   0.762   1,589,314
                                              2011  0.635   0.650   1,361,782
                                              2010  0.534   0.635   1,262,462
                                              2009  0.346   0.534   1,445,415

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
      Science & Technology Fund
       (Division 17)                        2018  8.200   8.030   1,425,818
                                            2017  5.837   8.200   1,210,856
                                            2016  5.471   5.837   1,300,044
                                            2015  5.102   5.471   1,423,246
                                            2014  4.486   5.102   1,432,444
                                            2013  3.167   4.486   1,468,763
                                            2012  2.841   3.167   1,751,366
                                            2011  3.040   2.841   1,841,311
                                            2010  2.505   3.040   1,983,913
                                            2009  1.523   2.505   2,378,150
      Small Cap Aggressive Growth Fund
       (Division 86)                        2018  3.082   2.808     621,692
                                            2017  2.249   3.082     577,170
                                            2016  2.222   2.249     523,566
                                            2015  2.203   2.222     534,405
                                            2014  2.016   2.203     412,100
                                            2013  1.355   2.016     438,794
                                            2012  1.184   1.355     463,067
                                            2011  1.327   1.184     562,986
                                            2010  1.045   1.327     662,730
                                            2009  0.686   1.045     827,836
      Small Cap Fund (Division 18)          2018  6.219   5.701     427,888
                                            2017  5.454   6.219     398,011
                                            2016  4.759   5.454     555,616
                                            2015  5.028   4.759     518,972
                                            2014  4.864   5.028     534,544
                                            2013  3.485   4.864     629,588
                                            2012  3.026   3.485   1,000,010
                                            2011  3.068   3.026     991,524
                                            2010  2.382   3.068     831,512
                                            2009  1.866   2.382     908,241
      Small Cap Index Fund (Division 14)    2018  8.617   7.603   4,702,403
                                            2017  7.579   8.617     831,490
                                            2016  6.292   7.579     737,800
                                            2015  6.626   6.292     740,241
                                            2014  6.363   6.626     824,921
                                            2013  4.617   6.363     895,216
                                            2012  4.003   4.617     918,468
                                            2011  4.208   4.003   1,260,659
                                            2010  3.345   4.208   1,376,227
                                            2009  2.624   3.345   1,652,916
      Small Cap Special Values Fund
       (Division 84)                        2018  2.261   1.941   9,452,628
                                            2017  2.045   2.261   1,474,723
                                            2016  1.584   2.045   1,046,829
                                            2015  1.664   1.584   2,072,603
                                            2014  1.565   1.664   1,907,958
                                            2013  1.133   1.565   2,148,856
                                            2012  0.996   1.133   3,045,310
                                            2011  1.054   0.996   1,907,684
                                            2010  0.872   1.054   1,848,622
                                            2009  0.667   0.872   2,652,417
      Small-Mid Growth Fund (Division 85)   2018  2.098   1.975     407,248
                                            2017  1.652   2.098     522,907
                                            2016  1.658   1.652     400,750
                                            2015  1.679   1.658     436,335
                                            2014  1.521   1.679     379,250
                                            2013  1.135   1.521     423,307
                                            2012  1.023   1.135     543,327
                                            2011  1.076   1.023     615,579
                                            2010  0.858   1.076     737,740
                                            2009  0.613   0.858     872,131
      Stock Index Fund (Division 10)        2018 13.033  12.343  12,185,624
                                            2017 10.799  13.033   2,269,433
                                            2016  9.735  10.799   2,569,869
                                            2015  9.691   9.735   2,365,180
                                            2014  8.607   9.691   2,674,208
                                            2013  6.563   8.607   3,340,341
                                            2012  5.713   6.563   3,775,348
                                            2011  5.645   5.713   4,060,930
                                            2010  4.951   5.645   4,071,403
                                            2009  3.948   4.951   4,220,931


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Value Fund (Division 74)                  2018 2.637   2.362      177,409
                                              2017 2.300   2.637      463,819
                                              2016 2.042   2.300      608,890
                                              2015 2.122   2.042      326,081
                                              2014 1.916   2.122      280,254
                                              2013 1.470   1.916      330,219
                                              2012 1.265   1.470      397,266
                                              2011 1.302   1.265      532,650
                                              2010 1.140   1.302      649,923
                                              2009 0.859   1.140    1,877,864
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2018 3.667   3.340    1,315,616
                                              2017 3.165   3.667    1,031,289
                                              2016 2.920   3.165    1,071,849
                                              2015 2.957   2.920    1,083,550
                                              2014 2.845   2.957    1,066,781
                                              2013 2.340   2.845    1,058,543
                                              2012 2.039   2.340      965,180
                                              2011 2.049   2.039      706,136
                                              2010 1.774   2.049      632,279
                                              2009 1.378   1.774      883,698
    Capital Appreciation Fund (Division 39)   2018 2.305   2.321      307,879
                                              2017 1.869   2.305      301,872
                                              2016 1.839   1.869      472,315
                                              2015 1.743   1.838      490,563
                                              2014 1.611   1.743      478,592
                                              2013 1.188   1.611      509,392
                                              2012 1.011   1.188      582,617
                                              2011 1.034   1.011      702,604
                                              2010 0.901   1.034      751,394
                                              2009 0.688   0.907      892,083
    Conservative Growth Lifestyle Fund
     (Division 50)                            2018 3.225   3.019      951,055
                                              2017 2.936   3.225      850,525
                                              2016 2.763   2.936      843,133
                                              2015 2.810   2.763      808,934
                                              2014 2.721   2.810      877,774
                                              2013 2.497   2.721      842,448
                                              2012 2.240   2.497      504,647
                                              2011 2.173   2.240      443,385
                                              2010 1.922   2.173      393,141
                                              2009 1.595   1.922      579,779
    Core Bond Fund (Division 58)              2018 2.252   2.199   49,708,958
                                              2017 2.161   2.252    1,820,147
                                              2016 2.096   2.161    2,279,283
                                              2015 2.108   2.096      871,869
                                              2014 2.006   2.108    1,385,177
                                              2013 2.050   2.006    2,446,146
                                              2012 1.916   2.050    1,461,305
                                              2011 1.810   1.916    1,772,650
                                              2010 1.657   1.810    1,073,978
                                              2009 1.434   1.657      953,017
    Government Money Market II Fund
     (Division 44)                            2018 1.301   1.313    8,136,953
                                              2017 1.301   1.301    5,931,888
                                              2016 1.306   1.301    5,069,551
                                              2015 1.310   1.306    4,568,608
                                              2014 1.315   1.310    3,015,312
                                              2013 1.319   1.315    1,343,285
                                              2012 1.324   1.319      712,888
                                              2011 1.328   1.324      875,047
                                              2010 1.333   1.328      802,262
                                              2009 1.333   1.333    1,318,167

--------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
      High Yield Bond Fund (Division 60)   2018 3.088   2.978    3,836,182
                                           2017 2.872   3.088    1,351,786
                                           2016 2.553   2.872    1,241,681
                                           2015 2.659   2.553    1,298,826
                                           2014 2.594   2.659    1,069,263
                                           2013 2.475   2.594      617,257
                                           2012 2.183   2.475      724,495
                                           2011 2.099   2.183      782,417
                                           2010 1.855   2.099      808,273
                                           2009 1.297   1.855      947,155
      International Opportunities Fund
       (Division 33)                       2018 3.261   2.681    2,806,736
                                           2017 2.348   3.261    1,070,896
                                           2016 2.369   2.348      458,879
                                           2015 2.192   2.369      493,545
                                           2014 2.320   2.192      496,597
                                           2013 1.922   2.320      593,784
                                           2012 1.581   1.922      628,609
                                           2011 1.973   1.581    1,223,659
                                           2010 1.650   1.973    1,149,825
                                           2009 1.318   1.650    2,048,462
      Large Cap Value Fund (Division 40)   2018 3.834   3.434      271,882
                                           2017 3.344   3.834      298,360
                                           2016 2.866   3.344      330,299
                                           2015 2.959   2.866      303,665
                                           2014 2.681   2.959      358,435
                                           2013 1.988   2.681      477,793
                                           2012 1.706   1.988      399,767
                                           2011 1.790   1.706      496,743
                                           2010 1.549   1.790      501,328
                                           2009 1.411   1.549      766,502
      Mid Cap Growth Fund (Division 37)    2018 2.690   2.482   17,157,896
                                           2017 2.052   2.690      464,895
                                           2016 1.967   2.052      462,745
                                           2015 1.993   1.967      452,979
                                           2014 1.956   1.993      480,124
                                           2013 1.498   1.956      598,135
                                           2012 1.351   1.498      547,864
                                           2011 1.428   1.351      714,647
                                           2010 1.173   1.428      718,594
                                           2009 0.819   1.173      869,254
      Mid Cap Value Fund (Division 38)     2018 7.192   6.091      932,835
                                           2017 6.305   7.192      644,902
                                           2016 5.547   6.305      897,754
                                           2015 5.646   5.547    1,620,642
                                           2014 5.309   5.646    1,476,725
                                           2013 3.964   5.309    1,356,824
                                           2012 3.267   3.964    1,140,964
                                           2011 3.594   3.267    1,592,597
                                           2010 2.951   3.594    1,627,573
                                           2009 2.165   2.951    2,978,425
      Moderate Growth Lifestyle Fund
       (Division 49)                       2018 3.646   3.379    3,137,113
                                           2017 3.221   3.646    1,498,837
                                           2016 2.981   3.221    1,525,052
                                           2015 3.021   2.981    1,445,381
                                           2014 2.907   3.021    1,357,477
                                           2013 2.502   2.907    1,171,533
                                           2012 2.208   2.502    1,049,048
                                           2011 2.188   2.208      688,705
                                           2010 1.912   2.188      630,884
                                           2009 1.512   1.912    1,072,733


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Growth Fund (Division 35)       2018 4.214   4.004    2,142,278
                                              2017 2.989   4.214      430,958
                                              2016 2.782   2.989      418,559
                                              2015 2.826   2.782      431,586
                                              2014 2.836   2.826      453,762
                                              2013 1.927   2.836      553,207
                                              2012 1.721   1.927      489,158
                                              2011 1.802   1.721      586,223
                                              2010 1.352   1.802      552,879
                                              2009 0.985   1.352      608,486
    Small Cap Value Fund (Division 36)        2018 4.894   4.117    3,058,868
                                              2017 4.680   4.894      546,336
                                              2016 3.610   4.680      862,323
                                              2015 3.876   3.610      511,538
                                              2014 3.685   3.876      566,054
                                              2013 2.715   3.685      739,472
                                              2012 2.368   2.715      676,326
                                              2011 2.576   2.368    1,164,298
                                              2010 2.055   2.576    1,438,429
                                              2009 1.660   2.055    1,698,342
    Socially Responsible Fund (Division 41)   2018 3.534   3.338      839,109
                                              2017 2.939   3.534    1,133,311
                                              2016 2.665   2.939      916,733
                                              2015 2.645   2.665    2,191,032
                                              2014 2.298   2.645    1,551,055
                                              2013 1.703   2.298      915,518
                                              2012 1.483   1.703      395,106
                                              2011 1.469   1.483    1,395,614
                                              2010 1.286   1.469    2,351,649
                                              2009 0.987   1.286    1,742,795
    Strategic Bond Fund (Division 59)         2018 3.202   3.078   16,714,976
                                              2017 3.008   3.202    1,079,395
                                              2016 2.791   3.008    1,074,021
                                              2015 2.856   2.791    1,096,954
                                              2014 2.757   2.856    1,128,450
                                              2013 2.759   2.757    1,352,330
                                              2012 2.464   2.759    1,538,319
                                              2011 2.370   2.464    1,432,552
                                              2010 2.142   2.370    1,366,323
                                              2009 1.706   2.142    2,534,815
  PUBLIC FUNDS
    American Beacon Bridgeway Large Cap
     Growth Fund (Division 90)                2018 1.014   0.942      315,661
                                              2017    --   1.014      332,083
    American Beacon Bridgeway Large Cap
     Growth II Fund (Division 70)             2018 2.350   2.336           --
                                              2017 1.869   2.350           --
                                              2016 1.846   1.869      160,801
                                              2015 1.746   1.846      171,337
                                              2014 1.642   1.746      191,939
                                              2013 1.249   1.642      208,254
                                              2012 1.120   1.249      691,950
                                              2011 1.090   1.120      442,599
                                              2010 0.962   1.090      444,600
                                              2009 0.696   0.962      878,870
    Ariel Appreciation Fund (Division 69)     2018 4.101   3.506      644,584
                                              2017 3.585   4.101      665,092
                                              2016 3.201   3.585      785,628
                                              2015 3.434   3.201    1,084,565
                                              2014 3.194   3.434    1,314,141
                                              2013 2.198   3.194    1,210,764
                                              2012 1.853   2.198    1,377,648
                                              2011 2.011   1.853    1,419,556
                                              2010 1.692   2.011    1,355,105
                                              2009 1.044   1.692    1,666,166

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                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
      Ariel Fund (Division 68)             2018 4.355   3.737      681,290
                                           2017 3.781   4.355      735,384
                                           2016 3.291   3.781      889,533
                                           2015 3.452   3.291    1,206,658
                                           2014 3.130   3.452    1.077,647
                                           2013 2.177   3.130    1,338,839
                                           2012 1.820   2.177    1,512,472
                                           2011 2.065   1.820    1,848,911
                                           2010 1.649   2.065    1,970,796
                                           2009 1.015   1.649    2,556,717
      Invesco Balanced Risk Commodity
       Strategy Fund R5 (Division 102)     2018 0.688   0.602      594,332
                                           2017 0.660   0.688    1,758,977
                                           2016 0.593   0.660    1,871,609
                                           2015 0.714   0.593    1,597,460
                                           2014 0.853   0.714    1,183,197
                                           2013 0.997   0.853    1,030,058
                                           2012 0.968   0.997      761,480
                                           2011    --   0.968       27,912
      T Rowe Price Retirement 2015 Fund
       (Division 104)                      2018 1.175   0.000           --
                                           2017 1.045   1.175           --
                                           2016 0.982   1.045           --
                                           2015    --   0.982           --
      T Rowe Price Retirement 2020 Fund
       (Division 105)                      2018 1.203   1.133       18,661
                                           2017 1.048   1.203       10,602
                                           2016 0.984   1.048        6,727
                                           2015    --   0.984        2,382
      T Rowe Price Retirement 2025 Fund
       (Division 106)                      2018 1.226   1.147       61,484
                                           2017 1.050   1.226       14,874
                                           2016 0.985   1.050        6,331
                                           2015    --   0.985        1,526
      T Rowe Price Retirement 2030 Fund
       (Division 107)                      2018 1.247   1.159       47,594
                                           2017 1.053   1.247       15,064
                                           2016 0.986   1.053        8,622
                                           2015    --   0.986        2,562
      T Rowe Price Retirement 2035 Fund
       (Division 108)                      2018 1.263   1.166      125,973
                                           2017 1.054   1.263       89,619
                                           2016 0.988   1.054       87,022
                                           2015    --   0.988        4,147
      T Rowe Price Retirement 2040 Fund
       (Division 109)                      2018 1.275   1.172      152,382
                                           2017 1.054   1.275       45,083
                                           2016 0.988   1.054        2,453
                                           2015    --   0.988          819
      T Rowe Price Retirement 2045 Fund
       (Division 110)                      2018 1.280   1.174       41,142
                                           2017 1.055   1.280       22,419
                                           2016 0.988   1.055       14,258
                                           2015    --   0.988        7,625
      T Rowe Price Retirement 2050 Fund
       (Division 111)                      2018 1.280   1.173       57,518
                                           2017 1.055   1.280        3,845
                                           2016 0.988   1.055        1,028
                                           2015    --   0.988          191
      T Rowe Price Retirement 2055 Fund
       (Division 112)                      2018 1.280   1.172      129,740
                                           2017 1.055   1.280       29,468
                                           2016 0.988   1.055        7,518
                                           2015    --   0.988        5,037
      T Rowe Price Retirement 2060 Fund
       (Division 113)                      2018 1.281   1.173       10,855
                                           2017 1.056   1.281           --
                                           2016 0.988   1.056           --
                                           2015    --   0.988           --
      Vanguard LifeStrategy Conservative
       Growth Fund (Division 54)           2018 2.405   2.314      270,433
                                           2017 2.186   2.405      321,120
                                           2016 2.081   2.186      377,717
                                           2015 2.103   2.081      313,112
                                           2014 1.983   2.103      352,020
                                           2013 1.833   1.983      391,622
                                           2012 1.693   1.833      401,720
                                           2011 1.678   1.693      499,684
                                           2010 1.523   1.678      566,418
                                           2009 1.312   1.523      896,140


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Vanguard LifeStrategy Growth Fund
     (Division 52)                           2018 2.856   2.636    1,068,730
                                             2017 2.416   2.856      789,047
                                             2016 2.249   2.416      966,139
                                             2015 2.295   2.249    1,036,548
                                             2014 2.160   2.295    1,028,843
                                             2013 1.797   2.160      977,230
                                             2012 1.585   1.797    1,130,915
                                             2011 1.636   1.585    1,301,368
                                             2010 1.434   1.636    1,469,204
                                             2009 1.157   1.434    1,801,346
    Vanguard LifeStrategy Moderate Growth
     Fund (Division 53)                      2018 2.689   2.536      747,094
                                             2017 2.358   2.689      856,155
                                             2016 2.219   2.358      946,502
                                             2015 2.251   2.219      982,188
                                             2014 2.120   2.251    1,041,007
                                             2013 1.859   2.120    1,132,113
                                             2012 1.677   1.859    1,330,392
                                             2011 1.687   1.677    1,344,250
                                             2010 1.502   1.687    1,462,764
                                             2009 1.259   1.502    1,948,195
    Vanguard Long-Term Investment-Grade
     Fund (Division 22)                      2018 4.334   4.052      388,026
                                             2017 3.896   4.334      406,670
                                             2016 3.635   3.896      468,982
                                             2015 3.739   3.635      470,692
                                             2014 3.184   3.739      439,651
                                             2013 3.402   3.184      499,691
                                             2012 3.066   3.402      689,628
                                             2011 2.632   3.066      705,168
                                             2010 2.392   2.632      753,849
                                             2009 2.212   2.392      753,426
    Vanguard Long-Term Treasury Fund
     (Division 23)                           2018 3.960   3.862      533,776
                                             2017 3.669   3.960      556,338
                                             2016 3.648   3.669      593,026
                                             2015 3.727   3.648      598,788
                                             2014 2.993   3.727      652,942
                                             2013 3.462   2.993      686,199
                                             2012 3.366   3.462      868,000
                                             2011 2.620   3.366      783,639
                                             2010 2.420   2.620      901,450
                                             2009 2.768   2.420    1,417,411
    Vanguard Wellington Fund (Division 25)   2018 5.557   5.321    4,129,877
                                             2017 4.885   5.557    3,987,413
                                             2016 4.438   4.885    4,033,098
                                             2015 4.473   4.438    4,418,094
                                             2014 4.108   4.473    4,600,811
                                             2013 3.462   4.108    4,994,649
                                             2012 3.102   3.462    5,073,363
                                             2011 3.012   3.102    5,850,044
                                             2010 2.738   3.012    5,945,169
                                             2009 2.260   2.738    5,406,833
    Vanguard Windsor II Fund (Division 24)   2018 5.265   4.772    2,437,962
                                             2017 4.547   5.265    2,483,640
                                             2016 4.043   4.547    2,584,432
                                             2015 4.213   4.043    3,247,475
                                             2014 3.823   4.213    3,215,514
                                             2013 2.950   3.823    3,403,522
                                             2012 2.549   2.950    3,639,394
                                             2011 2.503   2.549    3,955,338
                                             2010 2.282   2.503    4,166,371
                                             2009 1.812   2.282    7,099,568

                         APPENDIX B -- LIVING BENEFITS
--------------------------------------------------------------------------------

This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

TABLE OF CONTENTS

               LIVING BENEFIT DEFINED TERMS.................  B-1
               INCOMELOCK PLUS..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               INCOMELOCK PLUS ENDORSEMENTS ISSUED PRIOR TO
                 FEBRUARY 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               INCOMELOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issued the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

--------------------------------------------------------------------------------


INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

FEE TABLE

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

INCOMELOCK PLUS FEE FORMULA

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

--------------------------------------------------------------------------------



The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.

INVESTMENT GROUP             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT                  30%-Minimum                        0%-Minimum                         0%-Minimum
RESTRICTIONS               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
OPTIONS           Short-Term Fixed Account          American Beacon Bridgeway           Ariel Fund
AND/OR            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
FIXED ACCOUNTS    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Global Social Awareness Fund        Science and Technology Fund
                    Grade Fund                      Global Strategy Fund                Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Growth Fund                         Small Cap Fund
                                                    Growth & Income Fund                Small Cap Growth Fund
                                                    High Yield Bond Fund                Small Cap Index Fund
                                                    International Equities Index Fund   Small Cap Special Values Fund
                                                    International Growth Fund
                                                    International Value Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the

--------------------------------------------------------------------------------

requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. EXCESS WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

WITHDRAWALS UNDER THE LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

DEATH BENEFITS UNDER INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

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If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits" in the prospectus.

INCOMELOCK PLUS ENDORSEMENTS ISSUED PRIOR TO FEBRUARY 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/2/   INCREASE/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/2/   INCREASE/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/2/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------
/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   International Value Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."

--------
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

EXTENSION OFFER

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:

        CURRENT MAXIMUM ANNUAL FEE RATE  ANNUAL FEE RATE AFTER EXTENSION
        -------------------------------  -------------------------------
                    0.65%                             0.90%

As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

FEE TABLE

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/7/

The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------
/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   International Value Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

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The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/10/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./11/

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------
/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

LOANS

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

                   APPENDIX C -- STATE CONTRACT VARIABILITY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  ISSUE
   PROSPECTUS                                PROVISION AVAILABILITY OR VARIATION                                  STATE
----------------------------------------------------------------------------------------------------------------------------
Annuity Date      You may switch to the Payout Period any time after your first Contract anniversary.            Florida
                                                                                                                 Oregon
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 65 or older on the Contract issue date, the Free Look period is 30 days.        Arizona
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 60 or older on the Contract issue date, the Free Look period is 30 days. If   California
                  you invest in the Fixed Account, the Free Look amount is calculated as the Purchase
                  Payments paid. If you invest in Variable Account Options, the Free Look amount is calculated as the greater of (1) Purchase Payments or (2) the value of your Contract plus any fees paid on the day we received your request in good order at the Annuity Service
                  Center.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 21 days and the amount is calculated as the value of your              Florida
                  Contract plus fees and charges on the day we receive your request in good order at the
                  Annuity Service Center.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 20 days.                                                                Idaho
                                                                                                              North Dakota
                                                                                                              Rhode Island
                                                                                                                  Texas
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look amount is calculated as the value of your Contract plus fees and charges        Michigan
                  on the day we received your request in good order at the Annuity Service Center.              Minnesota
                                                                                                                Missouri
                                                                                                                  Texas
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look amount is calculated as the greater of (1) Purchase Payments including          Arkansas
                  fees and charges or (2) the value of your Contract on the day we receive your request in good order at the Annuity Service Center.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for                 California
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 2.0% for Non-Qualified Contracts based on total                Maine
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 3.5% for Non-Qualified Contracts based on contract            Nevada
                  value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for          South Dakota
                  Non-Qualified Contracts based on total Purchase Payments when you begin the Payout
                  Period. For any amount in excess of $500,000 in the Contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified Contracts based on total Purchase
                  Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Qualified Contracts and 1.0% for                  West Virginia
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Non-Qualified Contracts based on total               Wyoming
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Surrender Charge  For Contracts issued to individuals in the State of Oregon, no surrender charge will be        Oregon
                  applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent
                  (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
----------------------------------------------------------------------------------------------------------------------------

(C) 2019 American International Group, Inc.
All Rights Reserved.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.60 to 12.60                                            May 1, 2019


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan. The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A ("Separate Account") are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2019, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

 Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for variable account options available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from VALIC electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.valic.com.


 You may elect to receive all future reports in paper free of charge. You can inform VALIC that you wish to continue receiving paper copies of your shareholder reports by contacting 1-800-448-2542. Your election to receive reports in paper will apply to all variable account options available under your Contract.


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments. The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options

VALIC Company I Funds               VALIC Company II Funds              Public Funds
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Bridgeway Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2030 Fund
Global Real Estate Fund             Mid Cap Growth Fund                 T. Rowe Price Retirement 2035 Fund
Global Social Awareness Fund        Mid Cap Value Fund                  T. Rowe Price Retirement 2040 Fund
Global Strategy Fund                Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2045 Fund
Government Money Market I Fund      Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Securities Fund          Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Growth Fund                         Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth & Income Fund                Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Moderate Growth Fund
International Equities Index Fund                                       Vanguard Long-Term Investment-Grade Fund
International Government Bond Fund                                      Vanguard Long-Term Treasury Fund
International Growth Fund                                               Vanguard Wellington Fund
International Value Fund                                                Vanguard Windsor II Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

Table of Contents
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                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   4

Highlights......................................................   7

General Information.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

Fixed and Variable Account Options..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

Purchase Period.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

Transfers Between Investment Options............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

Fees and Charges................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

Payout Period...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25

                                                                 Page
                                                                 ----

Surrender of Account Value......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

Exchange Privilege..............................................  27

Death Benefits..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
   Special Information for Nonqualified Contracts...............  28
   During the Purchase Period...................................  28
   Death Benefit Before Age 70..................................  28
   Death Benefit On or After Age 70.............................  28
   Adjusted Purchase Payment Amount.............................  28
   During the Payout Period.....................................  29

Other Contract Features.........................................  29
   Changes That May Not Be Made.................................  29
   Change of Beneficiary........................................  29
   Contingent Owner.............................................  29
   Cancellation -- The "Free Look" Period.......................  29
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  30

Voting Rights...................................................  30
   Who May Give Voting Instructions.............................  30
   Determination of Fund Shares Attributable to Your Account....  30
       During the Purchase Period...............................  30
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  30
   How Fund Shares Are Voted....................................  30

Federal Tax Matters.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  31

Legal Proceedings...............................................  33

Financial Statements............................................  34

Table of Contents of Statement of Additional Information........  34

Appendix A -- Selected Purchase Unit Data....................... A-1

Appendix B -- Living Benefits................................... B-1

Appendix C -- State Contract Variability........................ C-1

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

Annuity Service Center -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code -- the Internal Revenue Code of 1986, as amended.

Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.


Guided Portfolio Advantage/SM/ /Guided Portfolio Services(R) ("GPA" and "GPS", respectively) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan.


Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

Living Benefit -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

Purchase Unit -- a unit of interest owned by you in your Variable Account
Option.

Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option -- investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge /(1)/                                        5.00%
----------------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                                $75
----------------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) /(2)/  0-3.5%
----------------------------------------------------------------------------

 The following table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

 Annual Separate Account Charges


Annual Variable Account Option Maintenance Charge ($3.75/quarter, annualized) /(3)/                                    $15
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Separate Account Charges for each Variable            Maximum           Separate       Current (Net)
Account Option                                                                   Separate           Account         Separate
(as a percentage of average daily net asset value allocated to the               Account         Reimbursement       Account
Variable Account Option)                                                     Charge (%) /(4)/ or Credit (%) /(5)/  Charge (%)
-------------------------------------------------------------------------------------------------------------------------------
VALIC Company I Funds /(6)/ (34 Funds)                                             0.40               --              0.40
-------------------------------------------------------------------------------------------------------------------------------
VALIC Company II Funds /(6)/ (15 Funds)                                            0.40             (0.25)            0.15
-------------------------------------------------------------------------------------------------------------------------------
Public Funds
-------------------------------------------------------------------------------------------------------------------------------
   American Beacon Bridgeway Large Cap Growth Fund (Investor Shares)               0.65             (0.25)            0.40
-------------------------------------------------------------------------------------------------------------------------------
   Ariel Appreciation Fund (Investor Shares)                                       0.65             (0.25)            0.40
-------------------------------------------------------------------------------------------------------------------------------
   Ariel Fund, Investor Shares (Investor Shares)                                   0.65             (0.25)            0.40
-------------------------------------------------------------------------------------------------------------------------------
   Invesco Balanced-Risk Commodity Strategy Fund (R5 Shares)                       0.65             (0.25)            0.40
-------------------------------------------------------------------------------------------------------------------------------
   T. Rowe Price Retirement Funds (Advisor Shares)
       2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund,
       2040 Fund, 2045 Fund, 2050 Fund, 2055 Fund, 2060 Fund                       0.65             (0.25)            0.40
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard LifeStrategy Funds (Investor Shares)
       Conservative Growth Fund, Growth Fund, Moderate Growth Fund                 0.65               --              0.65
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Long-Term Investment-Grade Fund (Investor Shares)                      0.65             (0.25)            0.40
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Long-Term Treasury Fund (Investor Shares)                              0.65             (0.25)            0.40
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Wellington Fund (Investor Shares)                                      0.65               --              0.65
-------------------------------------------------------------------------------------------------------------------------------
   Vanguard Windsor II Fund (Investor Shares)                                      0.65               --              0.65
-------------------------------------------------------------------------------------------------------------------------------


 Optional IncomeLOCK Plus Fee

 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base./(7)/

Number of Covered Persons  Initial Annual Fee Rate Maximum Annual Fee Rate /(8)/
-------------------------  ----------------------- -----------------------------
For One Covered Person              1.10%                      2.20%
For Two Covered Persons             1.35%                      2.70%

 Total Annual Fund Operating Expenses

 The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail about each Funds' fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses                                                      Minimum /(9)/ Maximum /(10)/
----------------------------------------------------------------------------------------------------------------------
(Expenses that are deducted from Fund assets, including management fees, other expenses,
distribution and service (including any 12b-1) fees, if applicable)                           0.12%         1.30%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------
 Footnotes to the Fee Tables

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Payout Period. See "Premium Tax Charge" section and
 "Appendix C -- State Contract Variability."

 (3) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (4) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (5) For these Variable Account Options, the Separate Account Charges for these Divisions currently are reduced voluntarily by VALIC. See "Separate Account Expense Reimbursements or Credits."

 (6) See cover page for a list of the VALIC Company I and VALIC Company II Funds available as Variable Account Options.

 (7) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Appendix B."

 (8) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."

                           Minimum Annual Maximum Annual Maximum Annualized Fee Rate
Number of Covered Persons     Fee Rate       Fee Rate       Decrease or Increase*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets compromising the Benefit Base. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (9) The Fund with the lowest total annual fund operating expenses is the Vanguard LifeStrategy Conservative Growth Fund. However, the Vanguard Long-Term Treasury Fund Variable Account Option has the lowest combined expenses, which includes the net Separate Account Charges and total fund annual fund operating expenses (0.40% and 0.20%, respectively).


 (10) The Fund with the highest total annual fund operating expenses is the Invesco Balanced-Risk Commodity Strategy Fund. The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that the Fund's total annual fund operating expenses exceed 1.15% of the Fund's average daily net assets. Unless the adviser continues the expense limit/fee waiver agreement, the agreement will terminate on or after February 29, 2020. The agreement cannot be or amended to increase the expense limits without the approval of the Fund's board of trustees. See the Fund's prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes you invest in the Variable Account Option with the maximum total fund expenses (1.30%) and Separate Account Charges (0.40%) for total combined expenses of 1.70% (Invesco Balanced-Risk Commodity Strategy Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $652  $1,074  $1,496   $2,149


(2) If you annuitize your Contract or you do not surrender your Contract:


                                          5
                         1 Year 3 Years Years 10 Years
                         ------ ------- ----- --------
                          $188   $580   $996   $2,149



The second set of examples assumes you invest in the Variable Account Option with the minimum total fund expenses (0.20%) and Separate Account Charges (0.40%) for total combined expenses of 0.60% (Vanguard Long-Term Treasury Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $545   $737    $909     $898


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $76    $237    $409     $898



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes you invest in the Variable Account Option with the maximum total fund expenses (1.30%) and Separate Account Charges (0.40%) for total combined expenses of 1.70% (Invesco Balanced-Risk Commodity Strategy Fund), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $781  $1,830  $2,760   $4,651


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $323  $1,374  $2,300   $4,651


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see "Appendix A -- Selected Purchase Unit Data."

Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.65% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


Living Benefits: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.

Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

All material state variations are described in Appendix C.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
--------------------------------------------------------------------------------

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.


VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").


VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

--------------------------------------------------------------------------------


Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

VALIC also distributes its products through independent broker-dealers, some of which are appointed by an employer to provide services in a retirement plan. Whether offered in a retirement plan or as an IRA or a non-qualified Contract, VALIC will pay independent broker-dealers for services/sales through the payment of a commission up to 4.00% of each Purchase Payment and an annual trail (a reduced commission paid after the initial purchase).

For more information about how your financial advisor may be compensated, please contact your advisor.

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Administration of the Contracts


VALIC is responsible for the administrative servicing of your Contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.


Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website, our distribution partners, or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. Despite our implementation of administrative and technical controls and other preventative actions to reduce the risk of cyber-incident, there can be no assurance that VALIC or our distribution partners or the underlying Funds or VALIC's service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.

Fixed and Variable Account Options
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.

      Fixed Account Options                Investment Objective
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial advisor. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.


Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each Contract year, and this rate will never be lower than the minimum guaranteed rate as referenced in your Contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the Contract withdrawal charge period and the number of years since your annuity Contract was issued.


Variable Account Options

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as

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"Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.valic.com.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options       Adviser/Sub-Adviser
------------------------    -------------------     ------------------------       -------------------

Domestic Large-Cap Equity Asset Class

 American Beacon          Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Bridgeway Large Cap     Advisors, Inc.                                     Sub-Adviser: Columbia
   Growth Fund            Sub-Adviser: Bridgeway                               Management Investment
                           Capital Management, Inc.                            Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: BNY Mellon Asset
                           Hanley, Mewhinney &                                 Management North America
                           Strauss, LLC ("Barrow                               Corporation and Janus Capital
                           Hanley")                                            Management LLC ("Janus")
                                                                              Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: BMO Asset                              Sub-Adviser: SunAmerica
                           Management Corp.

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

--------------------------------------------------------------------------------

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

Domestic Mid-Cap Equity Asset Class

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
                                                                               ("Allianz")

 Mid Cap Growth Fund      Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: Wellington                             Sub-Advisers: Boston Partners
                           Management                                          Global Investors, Inc. d/b/a
                                                                               Boston Partners and
                                                                               Wellington Management

 Mid Cap Index Fund       Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Adviser: Goldman Sachs
                                                                               Capital Management, LP
                                                                               ("Goldman Sachs")

Domestic Small-Cap Equity Asset Class

 Ariel Fund               Adviser: Ariel             Small Cap Index Fund     Adviser: VALIC
                          Investments, LLC                                    Sub-Adviser: SunAmerica

 Small Cap Aggressive     Adviser: VALIC             Small Cap Special        Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory         Values Fund            Sub-Advisers: Wells Capital
                           Capital Management Inc.                             Management Incorporated
                                                                               ("WellsCap")

 Small Cap Fund           Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Adviser: JPMIM
                           Rowe Price and
                           Bridgeway Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC
                          Sub-Adviser: JPMIM

Global Equity Asset Class (International And Domestic)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

International Equity Asset Class

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
                          Sub-Adviser: JPMIM           Fund                   Sub-Adviser: Morgan Stanley
                                                                               Investment Management Inc.

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers
                                                     International Value      Adviser: VALIC
                                                       Fund*                  Sub-Adviser: WellsCap

Specialty Asset Class

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           Advisers, Inc.              Fund
                           ("Invesco") and
                           Goldman Sachs
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

Hybrid Asset Class (Equity and Fixed Income)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2040 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2045 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2050 Fund

 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2055 Fund
                          AllianceBernstein L.P.
                          and SunAmerica

 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2060 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price
   Retirement 2030 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2035 Fund

Fixed Income Asset Class

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund                Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund                 Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

--------
* On September 10, 2018, the Foreign Value Fund changed its name to International Value Fund.

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Variable Account Options    Adviser/Sub-Adviser     Variable Account Options    Adviser/Sub-Adviser
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. See the VALIC Company I prospectus and Statement of Additional Information for details.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

Purchase Period
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        Initial Subsequent
                      Contract Type     Payment  Payment
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

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Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

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The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (equals)
             All Purchase Payments made to the Fixed Account Options
         +   (plus)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (plus)
             All interest earned
         -   (minus)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units, including any dividend or capital gains per share declared on behalf of the underlying Fund as of that day. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.

Premium Enhancement Credit

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

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rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

Stopping Purchase Payments

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options
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You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise fund expenses, such as recordkeeping and transaction costs, and can potentially harm fund performance. Further, excessive trading may harm fund investors, as the excessive trader takes security profits intended for the entire fund, and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option            Value         Frequency                            Other Restrictions
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

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(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                        % of Account Value                     Frequency
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

Fees and Charges
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed pro-rata among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix C for variations of the premium tax charge that may be applicable in your state.

Separate Account Charges


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The maximum charges range from 0.40% to 0.65% depending on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. The current (net) charges range from 0.15% to 0.65%. The charge is deducted daily from the net assets.


These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.


We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the maximum Separate Account Charges. The current Net Separate Account Charges of each Variable Current Option are reflected in the Fee Tables and range from 0.15% to 0.65%. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants. The maximum Separate Account Charges are guaranteed and may not be increased for the life of your Contract.


Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period
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The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you

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select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

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3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value
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When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

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required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (equals)  Your Account Value(1)
                 Surrender                    - (minus)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (divided  next computed after the
          Variable Account Option    by)       written request for
                 + (plus)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

Exchange Privilege
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From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  .   In the form of an annuity under any of the Payout Options;

  .   In partial payments over the Beneficiary's life expectancy; or

  . In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.

Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary

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may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner's estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Death Benefit Before Age of 70

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
         or
             100% of Purchase Payments invested in Fixed
             Account Option
             - (minus)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
        or
            100% of Purchase Payments invested in Variable
            Account Options
            - (minus)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
            + (plus)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if the total amount of any death benefit exceeds the Account Value.

Death Benefit On or After Age 70

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (minus)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Adjusted Purchase Payment Amount

The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

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If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.

Other Contract Features
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Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the

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Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See "Appendix C -- State Contract Variability." The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. Generally, the amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the

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instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.

Federal Tax Matters
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The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program.

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After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Tax Cuts and Jobs Act of 2017 provided relief from the 10% early withdrawal penalty tax for qualified 2016 disaster distributions from retirement funds.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed

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currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

Legal Proceedings
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As of April 23, 2019, the Company has achieved final dismissal of a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerned a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal was denied on July 5, 2018, and the WV Boards' motion for reconsideration was denied on November 14, 2018. The WV Boards have not appealed further, and the matter is concluded.

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2019, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

Financial Statements
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Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      Page
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  17
                     Purchase Unit Value.............  18

                                                            Page
                                                            ----
                Calculation of MVA Option..................  19
                Payout Payments............................  20
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  22
                Comments on Financial Statements...........  22

                   Appendix A -- Selected Purchase Unit Data
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC Company I
    Asset Allocation Fund (Division 5)       2018 1.735   1.572       10,084
                                             2017 1.538   1.735            2
                                             2016 1.439   1.538           --
                                             2015 1.452   1.439           --
                                             2014 1.383   1.452           --
                                             2013 1.198   1.383           --
                                             2012 1.061   1.198           --
                                             2011 1.056   1.061           --
                                             2010 0.925   1.056           --
                                             2009 0.751   0.925           --
    Blue Chip Growth Fund (Division 72)      2018 2.451   2.489       95,110
                                             2017 1.806   2.451       45,567
                                             2016 1.798   1.806           --
                                             2015 1.626   1.798           --
                                             2014 1.496   1.626           --
                                             2013 1.064   1.496           --
                                             2012 0.904   1.064           --
                                             2011 0.895   0.904           --
                                             2010 0.773   0.895           --
                                             2009 0.542   0.773           --
    Broad Cap Value Income Fund
     (Division 75)                           2018 1.944   1.715           69
                                             2017 1.652   1.944           13
                                             2016 1.457   1.652           --
                                             2015 1.483   1.457           --
                                             2014 1.384   1.483           --
                                             2013 1.018   1.384           --
                                             2012 0.897   1.018           --
                                             2011 0.886   0.897           --
                                             2010 0.777   0.886           --
                                             2009 0.623   0.777           --
    Capital Conservation Fund (Division 7)   2018 1.393   1.372    1,393,589
                                             2017 1.351   1.393      429,547
                                             2016 1.327   1.351           --
                                             2015 1.329   1.327           --
                                             2014 1.259   1.329           --
                                             2013 1.295   1.259           --
                                             2012 1.226   1.295           --
                                             2011 1.152   1.226           --
                                             2010 1.073   1.152           --
                                             2009 0.970   1.073           --
    Core Equity Fund (Division 15)           2018 1.835   1.704      238,952
                                             2017 1.522   1.835      258,465
                                             2016 1.356   1.522      304,252
                                             2015 1.387   1.356      316,087
                                             2014 1.249   1.387      326,215
                                             2013 0.930   1.249      445,827
                                             2012 0.817   0.930      488,713
                                             2011 0.825   0.817      550,266
                                             2010 0.734   0.825      586,748
                                             2009 0.597   0.734      709,533
    Dividend Value Fund (Division 21)        2018 1.870   1.695      727,437
                                             2017 1.590   1.870      453,454
                                             2016 1.368   1.590      368,553
                                             2015 1.383   1.368      403,968
                                             2014 1.271   1.383      428,835
                                             2013 0.981   1.271      425,988
                                             2012 0.875   0.981      470,248
                                             2011 0.812   0.875      617,340
                                             2010 0.715   0.812      762,496
                                             2009 0.603   0.715      908,126


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Dynamic Allocation Fund (Division 103)   2018 1.441   1.441           --
                                             2017 1.204   1.441           --
                                             2016 1.153   1.204           --
                                             2015 1.213   1.153           --
                                             2014 1.168   1.213           --
                                             2013 0.998   1.168           --
                                             2012    --   0.998           --
    Emerging Economies Fund (Division 87)    2018 0.874   0.702   29,937,938
                                             2017 0.621   0.874   28,946,289
                                             2016 0.560   0.621   27,547,170
                                             2015 0.657   0.560   26,987,885
                                             2014 0.699   0.657   25,959,253
                                             2013 0.772   0.699   26,065,754
                                             2012 0.609   0.722   25,273,647
                                             2011 0.703   0.609   25,013,285
                                             2010 0.635   0.703   24,524,804
                                             2009 0.492   0.635   23,647,904
    Global Real Estate Fund (Division 101)   2018 1.597   1.495      143,833
                                             2017 1.408   1.597       82,402
                                             2016 1.383   1.408           --
                                             2015 1.388   1.383           --
                                             2014 1.243   1.388           --
                                             2013 1.194   1.243           --
                                             2012 0.915   1.194           --
                                             2011 0.999   0.915           --
                                             2010 0.848   0.999           --
                                             2009 0.646   0.848           --
    Global Social Awareness Fund
     (Division 12)                           2018 1.590   1.450    2,259,720
                                             2017 1.301   1.590    1,902,154
                                             2016 1.222   1.301      532,617
                                             2015 1.230   1.222      594,132
                                             2014 1.144   1.230      639,398
                                             2013 0.891   1.144      683,533
                                             2012 0.763   0.891      761,636
                                             2011 0.816   0.763      901,405
                                             2010 0.730   0.816    1,011,682
                                             2009 0.557   0.730    1,299,409
    Global Strategy Fund (Division 88)       2018 1.632   1.491      130,607
                                             2017 1.443   1.632      133,755
                                             2016 1.376   1.443           --
                                             2015 1.450   1.376           --
                                             2014 1.430   1.450           --
                                             2013 1.208   1.430           --
                                             2012 1.015   1.208           --
                                             2011 1.042   1.015           --
                                             2010 0.937   1.042           --
                                             2009 0.758   0.937           --
    Government Money Market I Fund
     (Division 6)                            2018 0.996   1.005    6,257,520
                                             2017 0.996   0.996    5,696,817
                                             2016 1.000   0.996    5,554,358
                                             2015 1.004   1.000    5,711,316
                                             2014 1.008   1.004    5,987,050
                                             2013 1.012   1.008    6,328,816
                                             2012 1.016   1.012    7,493,542
                                             2011 1.019   1.016    6,438,760
                                             2010 1.023   1.019    7,619,735
                                             2009 1.024   1.023    9,004,685


--------

* The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this Division was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund (later referred to as the American Beacon Bridgeway Large Cap Growth II Fund) reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this Division was added to Portfolio Director. While the T. Rowe Price Retirement Funds were added as Divisions on
  December 17, 2014, investments in the Divisions did not occur until 2015. On December 15, 2017, the American Beacon Bridgeway Large Cap Growth II Fund (formerly, the American Beacon Holland Large Cap Growth Fund) ("replaced option") merged with and into the American Beacon Bridgeway Large Cap Growth Fund ("surviving option"). The surviving option, American Beacon Bridgeway Large Cap Growth Fund, was added as a Variable Account Option in your prospectus on such date.

--------------------------------------------------------------------------------


                                                                     Number of
                                                     Unit    Unit      Units
                                                    Value   Value   Outstanding
 Fund Name                                     Year at 1/1 at 12/31  at 12/31
 ---------                                     ---- ------ -------- -----------
   Government Securities Fund (Division 8)     2018 1.299   1.300      975,623
                                               2017 1.278   1.299      427,574
                                               2016 1.268   1.278           --
                                               2015 1.263   1.268           --
                                               2014 1.201   1.263           --
                                               2013 1.259   1.201           --
                                               2012 1.219   1.259           --
                                               2011 1.115   1.219           --
                                               2010 1.077   1.115           --
                                               2009 1.124   1.077           --
   Growth Fund (Division 78)                   2018 2.145   2.077   14,535,316
                                               2017 1.653   2.145   14,985,015
                                               2016 1.584   1.653   15,437,025
                                               2015 1.543   1.584   16,153,678
                                               2014 1.399   1.543   16,691,462
                                               2013 1.071   1.399   17,558,015
                                               2012 0.936   1.071   17,904,493
                                               2011 0.946   0.936   18,313,511
                                               2010 0.803   0.946   19,499,692
                                               2009 0.591   0.803   20,716,029
   Growth & Income Fund (Division 16)          2018 1.749   1.641        9,154
                                               2017 1.451   1.749        1,154
                                               2016 1.309   1.451           --
                                               2015 1.316   1.309           --
                                               2014 1.158   1.316           --
                                               2013 0.876   1.158           --
                                               2012 0.776   0.876           --
                                               2011 0.814   0.776           --
                                               2010 0.728   0.814           --
                                               2009 0.600   0.728           --
   Health Sciences Fund (Division 73)          2018 3.801   3.823       39,383
                                               2017 2.990   3.801       21,437
                                               2016 3.354   2.990           --
                                               2015 2.989   3.354           --
                                               2014 2.281   2.989           --
                                               2013 1.516   2.281           --
                                               2012 1.156   1.516           --
                                               2011 1.050   1.156           --
                                               2010 0.911   1.050           --
                                               2009 0.695   0.911           --
   Inflation Protected Fund (Division 77)      2018 1.344   1.308      331,320
                                               2017 1.287   1.344       63,529
                                               2016 1.244   1.287           --
                                               2015 1.288   1.244           --
                                               2014 1.256   1.288           --
                                               2013 1.356   1.256           --
                                               2012 1.260   1.356           --
                                               2011 1.149   1.260           --
                                               2010 1.057   1.149           --
                                               2009 0.968   1.057           --
   International Equities Fund (Division 11)   2018 1.017   0.874    1,787,004
                                               2017 0.821   1.017      965,195
                                               2016 0.814   0.821           --
                                               2015 0.826   0.814           --
                                               2014 0.877   0.826           --
                                               2013 0.740   0.877           --
                                               2012 0.635   0.740           --
                                               2011 0.733   0.635           --
                                               2010 0.679   0.733           --
                                               2009 0.526   0.679           --


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    International Government Bond Fund
     (Division 13)                            2018 1.361   1.313       43,305
                                              2017 1.264   1.361       38,612
                                              2016 1.223   1.264       25,485
                                              2015 1.270   1.223       26,178
                                              2014 1.258   1.270       39,131
                                              2013 1.339   1.258       45,158
                                              2012 1.237   1.339       45,911
                                              2011 1.189   1.237       47,868
                                              2010 1.104   1.189       48,471
                                              2009 0.993   1.104       65,909
    International Growth Fund (Division 20)   2018 1.244   1.139    1,377,718
                                              2017 0.979   1.244    1,021,600
                                              2016 1.011   0.979           --
                                              2015 1.020   1.011           --
                                              2014 1.060   1.020           --
                                              2013 0.882   1.060           --
                                              2012 0.737   0.882           --
                                              2011 0.820   0.737           --
                                              2010 0.731   0.820           --
                                              2009 0.542   0.731           --
    International Value Fund (Division 89)    2018 1.131   0.926    1,201,541
                                              2017 0.970   1.131    3,401,977
                                              2016 0.869   0.970      645,757
                                              2015 0.941   0.869      667,073
                                              2014 1.070   0.941      712,417
                                              2013 0.851   1.070      754,329
                                              2012 0.719   0.851      800,656
                                              2011 0.830   0.719      856,633
                                              2010 0.775   0.830      937,116
                                              2009 0.528   0.775    1,184,874
    Large Cap Core Fund (Division 76)         2018 2.433   2.212       32,006
                                              2017 2.012   2.433        3,179
                                              2016 1.860   2.012           --
                                              2015 1.812   1.860           --
                                              2014 1.606   1.812           --
                                              2013 1.185   1.606           --
                                              2012 1.003   1.185           --
                                              2011 1.018   1.003           --
                                              2010 0.875   1.018           --
                                              2009 0.635   0.875           --
    Large Capital Growth Fund (Division 79)   2018 1.830   1.835    3,898,966
                                              2017 1.429   1.830    3,729,899
                                              2016 1.352   1.429    3,504,038
                                              2015 1.357   1.352    3,429,459
                                              2014 1.223   1.357    3,356,025
                                              2013 0.933   1.223    3,438,655
                                              2012 0.833   0.933    3,315,650
                                              2011 0.891   0.833    3,275,187
                                              2010 0.775   0.891    3,102,366
                                              2009 0.593   0.775    3,227,229
    Mid Cap Index Fund (Division 4)           2018 2.291   2.021   16,867,865
                                              2017 1.984   2.291   16,412,718
                                              2016 1.652   1.984   16,164,247
                                              2015 1.701   1.652   16,472,836
                                              2014 1.561   1.701   16,159,043
                                              2013 1.117   1.561   16,300,336
                                              2012 1.006   1.177   16,362,767
                                              2011 1.030   1.006   17,208,438
                                              2010 0.819   1.030   17,670,191
                                              2009 0.595   0.819   18,060,629

--------------------------------------------------------------------------------


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Mid Cap Strategic Growth Fund
     (Division 83)                           2018 1.745   1.656    2,291,327
                                             2017 1.387   1.745    2,311,515
                                             2016 1.270   1.387    2,005,070
                                             2015 1.309   1.270    2,169,804
                                             2014 1.274   1.309    2,279,202
                                             2013 0.922   1.274    2,328,211
                                             2012 0.848   0.922    2,408,362
                                             2011 0.913   0.848    2,533,256
                                             2010 0.726   0.913    2,519,332
                                             2009 0.496   0.726    2,777,824
    Nasdaq-100(R) Index Fund (Division 46)   2018 2.901   2.871       25,919
                                             2017 2.202   2.901        6,568
                                             2016 2.071   2.202           --
                                             2015 1.904   2.071           --
                                             2014 1.611   1.904           --
                                             2013 1.187   1.611           --
                                             2012 1.010   1.187           --
                                             2011 0.985   1.010           --
                                             2010 0.826   0.985           --
                                             2009 0.534   0.826           --
    Science & Technology Fund
     (Division 17)                           2018 2.727   2.676   12,192,395
                                             2017 1.937   2.727   12,271,930
                                             2016 1.812   1.937   12,546,226
                                             2015 1.687   1.812   13,220,996
                                             2014 1.480   1.687   13,018,561
                                             2013 1.043   1.480   13,486,502
                                             2012 0.934   1.043   13,961,764
                                             2011 0.997   0.934   14,977,996
                                             2010 0.820   0.997   15,845,486
                                             2009 0.497   0.820   16,127,931
    Small Cap Aggressive Growth Fund
     (Division 86)                           2018 2.503   2.285      231,936
                                             2017 1.823   2.503       15,262
                                             2016 1.798   1.823           --
                                             2015 1.778   1.798           --
                                             2014 1.624   1.778           --
                                             2013 1.089   1.624           --
                                             2012 0.950   1.089           --
                                             2011 1.063   0.950           --
                                             2010 0.835   1.063           --
                                             2009 0.547   0.835           --
    Small Cap Fund (Division 18)             2018 2.041   1.874      108,202
                                             2017 1.786   2.041       20,109
                                             2016 1.555   1.786        5,406
                                             2015 1.640   1.555        5,406
                                             2014 1.583   1.640        5,406
                                             2013 1.132   1.583        5,406
                                             2012 0.981   1.132           --
                                             2011 0.993   0.981           --
                                             2010 0.769   0.993           --
                                             2009 0.601   0.769           --
    Small Cap Index Fund (Division 14)       2018 2.021   1.787   10,513,311
                                             2017 1.774   2.021   10,767,348
                                             2016 1.470   1.774   11,064,916
                                             2015 1.545   1.470   11,314,841
                                             2014 1.481   1.545   11,330,492
                                             2013 1.072   1.481   11,466,084
                                             2012 0.928   1.072   11,303,009
                                             2011 0.973   0.928   11,533,659
                                             2010 0.772   0.973   11,464,255
                                             2009 0.605   0.772   11,175,914


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Special Values Fund
     (Division 84)                            2018 2.030   2.030          358
                                              2017 1.832   2.030           --
                                              2016 1.417   1.832           --
                                              2015 1.485   1.417           --
                                              2014 1.394   1.485           --
                                              2013 1.007   1.394           --
                                              2012 0.883   1.007           --
                                              2011 0.933   0.883           --
                                              2010 0.770   0.933           --
                                              2009 0.588   0.770           --
    Small Mid Growth Fund (Division 85)       2018 1.897   1.789        7,200
                                              2017 1.490   1.897           11
                                              2016 1.493   1.490           --
                                              2015 1.509   1.493           --
                                              2014 1.364   1.509           --
                                              2013 1.016   1.364           --
                                              2012 0.914   1.016           --
                                              2011 0.960   0.914           --
                                              2010 0.763   0.960           --
                                              2009 0.544   0.763           --
    Stock Index Fund (Division 10)            2018 1.997   1.896   41,932,579
                                              2017 1.652   1.997   43,756,700
                                              2016 1.486   1.652   45,223,999
                                              2015 1.476   1.486   46,527,786
                                              2014 1.309   1.476   47,538,056
                                              2013 0.996   1.309   49,302,961
                                              2012 0.865   0.996   50,955,871
                                              2011 0.853   0.865   52,636,131
                                              2010 0.747   0.853   55,546,218
                                              2009 0.594   0.747   58,492,985
    Value Fund (Division 74)                  2018 1.685   1.513       10,949
                                              2017 1.467   1.685        8,600
                                              2016 1.300   1.467           --
                                              2015 1.348   1.300           --
                                              2014 1.215   1.348           --
                                              2013 0.930   1.215           --
                                              2012 0.799   0.930           --
                                              2011 0.820   0.799           --
                                              2010 0.717   0.820           --
                                              2009 0.540   0.717           --
  VALIC Company II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2018 1.726   1.575       77,435
                                              2017 1.487   1.726       12,425
                                              2016 1.369   1.487           --
                                              2015 1.383   1.369           --
                                              2014 1.328   1.383           --
                                              2013 1.090   1.328           --
                                              2012 0.948   1.090           --
                                              2011 0.951   0.948           --
                                              2010 0.822   0.951           --
                                              2009 0.637   0.822           --
    Capital Appreciation Fund (Division 39)   2018 1.859   1.876           60
                                              2017 1.505   1.859           22
                                              2016 1.477   1.505           --
                                              2015 1.398   1.477           --
                                              2014 1.289   1.398           --
                                              2013 0.949   1.289           --
                                              2012 0.806   0.949           --
                                              2011 0.822   0.806           --
                                              2010 0.720   0.822           --
                                              2009 0.545   0.720           --

--------------------------------------------------------------------------------


                                                                 Number of
                                                 Unit    Unit      Units
                                                Value   Value   Outstanding
    Fund Name                              Year at 1/1 at 12/31  at 12/31
    ---------                              ---- ------ -------- -----------
      Conservative Growth Lifestyle Fund
       (Division 50)                       2018 1.638   1.638      140,819
                                           2017 1.488   1.638           --
                                           2016 1.398   1.488           --
                                           2015 1.419   1.398           --
                                           2014 1.371   1.419           --
                                           2013 1.256   1.371           --
                                           2012 1.124   1.256           --
                                           2011 1.088   1.124           --
                                           2010 0.961   1.088           --
                                           2009 0.796   0.961           --
      Core Bond Fund (Division 58)         2018 1.531   1.498    7,255,873
                                           2017 1.466   1.531    6,981,579
                                           2016 1.420   1.466    6,812,963
                                           2015 1.425   1.420    6,508,962
                                           2014 1.353   1.425    6,578,063
                                           2013 1.380   1.353    6,786,151
                                           2012 1.287   1.380    7,310,233
                                           2011 1.214   1.287    7,386,819
                                           2010 1.109   1.214    7,551,827
                                           2009 0.958   1.109    6,838,517
      Government Money Market II Fund
       (Division 44)                       2018 1.021   1.033       47,476
                                           2017 1.019   1.021          101
                                           2016 1.021   1.019           --
                                           2015 1.022   1.021           --
                                           2014 1.024   1.022           --
                                           2013 1.025   1.024           --
                                           2012 1.026   1.025           --
                                           2011 1.028   1.026           --
                                           2010 1.029   1.028           --
                                           2009 1.027   1.029           --
      High Yield Bond Fund (Division 60)   2018 1.636   1.581      957,325
                                           2017 1.519   1.636      374,108
                                           2016 1.347   1.519           --
                                           2015 1.400   1.347           --
                                           2014 1.364   1.400           --
                                           2013 1.298   1.364           --
                                           2012 1.143   1.298           --
                                           2011 1.097   1.143           --
                                           2010 0.967   1.097           --
                                           2009 0.675   0.967           --
      International Opportunities Fund
       (Division 33)                       2018 1.316   1.084    1,235,774
                                           2017 0.946   1.316      198,443
                                           2016 0.953   0.946           --
                                           2015 0.880   0.953           --
                                           2014 0.929   0.880           --
                                           2013 0.768   0.929           --
                                           2012 0.630   0.768           --
                                           2011 0.785   0.630           --
                                           2010 0.655   0.785           --
                                           2009 0.523   0.655           --
      Large Cap Value Fund (Division 40)   2018 1.656   1.486       10,967
                                           2017 1.441   1.656        9,836
                                           2016 1.233   1.441           --
                                           2015 1.270   1.233           --
                                           2014 1.149   1.270           --
                                           2013 0.850   1.149           --
                                           2012 0.728   0.850           --
                                           2011 0.762   0.728           --
                                           2010 0.659   0.762           --
                                           2009 0.599   0.659           --


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Mid Cap Growth Fund (Division 37)         2018 1.695   1.567       10,258
                                              2017 1.290   1.695        4,939
                                              2016 1.234   1.290           --
                                              2015 1.248   1.234           --
                                              2014 1.223   1.248           --
                                              2013 0.935   1.223           --
                                              2012 0.841   0.935           --
                                              2011 0.887   0.841           --
                                              2010 0.727   0.887           --
                                              2009 0.507   0.727           --
    Mid Cap Value Fund (Division 38)          2018 1.922   1.630    4,786,475
                                              2017 1.681   1.922    4,763,433
                                              2016 1.476   1.681    5,035,062
                                              2015 1.499   1.476    5,183,910
                                              2014 1.407   1.499    5,415,515
                                              2013 1.049   1.407    5,821,796
                                              2012 0.862   1.049    5,777,541
                                              2011 0.947   0.862    6,054,958
                                              2010 0.776   0.947    6,200,431
                                              2009 0.568   0.776    6,413,884
    Moderate Growth Lifestyle Fund
     (Division 49)                            2018 1.743   1.618      378,949
                                              2017 1.536   1.743       32,936
                                              2016 1.419   1.536           --
                                              2015 1.435   1.419           --
                                              2014 1.378   1.435           --
                                              2013 1.184   1.378           --
                                              2012 1.043   1.184           --
                                              2011 1.031   1.043           --
                                              2010 0.899   1.031           --
                                              2009 0.714   0.899           --
    Small Cap Growth Fund (Division 35)       2018 2.259   2.259        2,823
                                              2017 1.600   2.259        2,823
                                              2016 1.486   1.600           --
                                              2015 1.506   1.486           --
                                              2014 1.508   1.506           --
                                              2013 1.023   1.508           --
                                              2012 0.912   1.023           --
                                              2011 0.953   0.912           --
                                              2010 0.714   0.953           --
                                              2009 0.519   0.714           --
    Small Cap Value Fund (Division 36)        2018 1.934   1.630    3,117,000
                                              2017 1.845   1.934    3,129,105
                                              2016 1.421   1.845    3,244,456
                                              2015 1.522   1.421    3,331,031
                                              2014 1.445   1.522    3,319,359
                                              2013 1.062   1.445    3,499,632
                                              2012 0.924   1.062    3,377,292
                                              2011 1.004   0.924    3,777,447
                                              2010 0.799   1.004    3,815,444
                                              2009 0.644   0.799    3,689,837
    Socially Responsible Fund (Division 41)   2018 2.144   2.030      282,023
                                              2017 1.780   2.144      175,085
                                              2016 1.611   1.780           --
                                              2015 1.595   1.611           --
                                              2014 1.383   1.595           --
                                              2013 1.023   1.383           --
                                              2012 0.889   1.023           --
                                              2011 0.879   0.889           --
                                              2010 0.768   0.879           --
                                              2009 0.588   0.768           --
    Strategic Bond Fund (Division 59)         2018 1.628   1.568       59,663
                                              2017 1.526   1.628          926
                                              2016 1.413   1.526           --
                                              2015 1.443   1.413           --
                                              2014 1.390   1.443           --
                                              2013 1.389   1.390           --
                                              2012 1.237   1.389           --
                                              2011 1.188   1.237           --
                                              2010 1.072   1.188           --
                                              2009 0.852   1.072           --

--------------------------------------------------------------------------------


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
   Fund Name                                 Year at 1/1 at 12/31  at 12/31
   ---------                                 ---- ------ -------- -----------
   Public Funds
     American Beacon Bridgeway Large Cap
      Growth Fund (Division 90)              2018 1.014   0.943       12,281
                                             2017    --   1.014          364
     American Beacon Bridgeway Large Cap
      Growth II Fund (Division 70)           2018 2.153   2.144           --
                                             2017 1.709   2.153           --
                                             2016 1.684   1.709           --
                                             2015 1.590   1.684           --
                                             2014 1.492   1.590           --
                                             2013 1.133   1.492           --
                                             2012 1.014   1.133           --
                                             2011 0.985   1.014           --
                                             2010 0.868   0.985           --
                                             2009 0.626   0.868           --
     Ariel Appreciation Fund (Division 69)   2018 2.196   1.881    6,442,253
                                             2017 1.915   2.196    5,647,254
                                             2016 1.707   1.915    6,025,047
                                             2015 1.827   1.707    6,256,812
                                             2014 1.696   1.827    6,378,743
                                             2013 1.165   1.696    6,429,331
                                             2012 0.980   1.165    6,117,678
                                             2011 1.062   0.980    6,119,585
                                             2010 0.891   1.062    6,233,187
                                             2009 0.549   0.891    6,341,088
     Ariel Fund (Division 68)                2018 2.088   1.795   10,034,303
                                             2017 1.809   2.088   10,008,212
                                             2016 1.571   1.809   10,434,963
                                             2015 1.645   1.571   10,883,086
                                             2014 1.489   1.645   10,359,026
                                             2013 1.033   1.489   10,533,301
                                             2012 0.862   1.033   10,359,474
                                             2011 0.976   0.862   10,371,335
                                             2010 0.778   0.976   10,405,683
                                             2009 0.478   0.778   11,016,307
     Invesco Balanced-Risk Commodity
      Strategy Fund (Division 102)           2018 0.697   0.697           --
                                             2017 0.667   0.697           --
                                             2016 0.598   0.667           --
                                             2015 0.719   0.598           --
                                             2014 0.857   0.719           --
                                             2013 0.999   0.857           --
                                             2012 0.968   0.999           --
                                             2011    --   0.968           --
     T Rowe Price Retirement 2015
      (Division 104)                         2018 1.182   1.126       39,577
                                             2017 1.049   1.182        1,786
                                             2016 0.984   1.049        2,965
                                             2015    --   0.984           --
     T Rowe Price Retirement 2020
      (Division 105)                         2018 1.210   1.142       58,462
                                             2017 1.052   1.210       14,690
                                             2016 0.986   1.052        5,228
                                             2015    --   0.986           --
     T Rowe Price Retirement 2025
      (Division 106)                         2018 1.233   1.157      203,030
                                             2017 1.055   1.233       54,563
                                             2016 0.987   1.055       32,060
                                             2015    --   0.987           --
     T Rowe Price Retirement 2030
      (Division 107)                         2018 1.254   1.168       93,789
                                             2017 1.057   1.254       67,311
                                             2016 0.988   1.057       12,607
                                             2015    --   0.988           --
     T Rowe Price Retirement 2035
      (Division 108)                         2018 1.271   1.175      120,501
                                             2017 1.058   1.271        2,872
                                             2016 0.990   1.058           --
                                             2015    --   0.990           --


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
   Fund Name                                 Year at 1/1 at 12/31  at 12/31
   ---------                                 ---- ------ -------- -----------
     T Rowe Price Retirement 2040
      (Division 109)                         2018 1.282   1.182     100,142
                                             2017 1.058   1.282      48,684
                                             2016 0.990   1.058      32,019
                                             2015    --   0.990          --
     T Rowe Price Retirement 2045
      (Division 110)                         2018 1.288   1.183     132,163
                                             2017 1.059   1.288      38,755
                                             2016 0.990   1.059      22,159
                                             2015    --   0.990          --
     T Rowe Price Retirement 2050
      (Division 111)                         2018 1.288   1.182     139,359
                                             2017 1.059   1.288      40,236
                                             2016 0.990   1.059       7,383
                                             2015    --   0.990          --
     T Rowe Price Retirement 2055
      (Division 112)                         2018 1.288   1.182      63,557
                                             2017 1.059   1.288      14,705
                                             2016 0.990   1.059       6,289
                                             2015    --   0.990          --
     T Rowe Price Retirement 2060
      (Division 113)                         2018 1.288   1.183       5,760
                                             2017 1.060   1.288          --
                                             2016 0.990   1.060          --
                                             2015    --   0.990          --
     Vanguard LifeStrategy Conservative
      Growth Fund (Division 54)              2018 1.470   1.418       3,471
                                             2017 1.333   1.470          68
                                             2016 1.267   1.333          --
                                             2015 1.278   1.267          --
                                             2014 1.202   1.278          --
                                             2013 1.110   1.202          --
                                             2012 1.023   1.110          --
                                             2011 1.012   1.023          --
                                             2010 0.916   1.012          --
                                             2009 0.788   0.916          --
     Vanguard LifeStrategy Growth Fund
      (Division 52)                          2018 1.567   1.567       1,319
                                             2017 1.323   1.567          --
                                             2016 1.229   1.323          --
                                             2015 1.252   1.229          --
                                             2014 1.176   1.252          --
                                             2013 0.976   1.176          --
                                             2012 0.859   0.976          --
                                             2011 0.885   0.859          --
                                             2010 0.774   0.885          --
                                             2009 0.623   0.774          --
     Vanguard LifeStrategy Moderate Growth
      Fund (Division 53)                     2018 1.544   1.458      32,107
                                             2017 1.350   1.544       9,312
                                             2016 1.269   1.350          --
                                             2015 1.284   1.269          --
                                             2014 1.207   1.284          --
                                             2013 1.056   1.207          --
                                             2012 0.951   1.056          --
                                             2011 0.955   0.951          --
                                             2010 0.848   0.955          --
                                             2009 0.710   0.848          --
     Vanguard Long-Term Investment-Grade
      Fund (Division 22)                     2018 2.053   1.923     272,160
                                             2017 1.841   2.053     132,079
                                             2016 1.715   1.841     109,492
                                             2015 1.761   1.715     134,596
                                             2014 1.496   1.761     159,410
                                             2013 1.595   1.496     161,867
                                             2012 1.435   1.595     200,841
                                             2011 1.229   1.435     217,443
                                             2010 1.115   1.229     257,247
                                             2009 1.029   1.115     307,889

--------------------------------------------------------------------------------


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Vanguard Long-Term Treasury Fund
     (Division 23)                           2018 1.849   1.807      373,590
                                             2017 1.710   1.849      374,450
                                             2016 1.696   1.710      387,876
                                             2015 1.730   1.696      407,751
                                             2014 1.386   1.730      467,894
                                             2013 1.600   1.386      527,589
                                             2012 1.553   1.600      588,562
                                             2011 1.206   1.553      681,696
                                             2010 1.112   1.206      824,845
                                             2009 1.269   1.112      987,225
    Vanguard Wellington Fund (Division 25)   2018 1.895   1.818   24,670,269
                                             2017 1.662   1.895   25,068,147
                                             2016 1.507   1.662   25,032,170
                                             2015 1.516   1.507   25,802,799
                                             2014 1.390   1.516   26,458,773
                                             2013 1.169   1.390   26,582,456
                                             2012 1.045   1.169   26,441,416
                                             2011 1.013   1.045   27,441,923
                                             2010 0.919   1.013   28,501,783
                                             2009 0.757   0.919   30,477,610


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Vanguard Windsor II Fund (Division 24)   2018 1.728   1.569   22,962,849
                                             2017 1.489   1.728   23,726,183
                                             2016 1.321   1.489   24,316,592
                                             2015 1.374   1.321   24,671,258
                                             2014 1.244   1.374   25,581,960
                                             2013 0.958   1.244   26,158,707
                                             2012 0.826   0.958   26,164,350
                                             2011 0.810   0.826   26,647,265
                                             2010 0.037   0.810   27,483,962
                                             2009 0.584   0.737   28,547,147

                         Appendix B -- Living Benefits
--------------------------------------------------------------------------------

This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

Table of Contents

               Living Benefit Defined Terms.................  B-1
               IncomeLOCK Plus..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               IncomeLOCK Plus Endorsements Issued Prior to
                 February 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               IncomeLOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23

Living Benefit Defined Terms

Anniversary Value -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

Benefit Anniversary -- the first day of each Benefit Year.

Benefit Base -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

Benefit Quarter Anniversary -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

Covered Person(s) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

Eligible Purchase Payments -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

Endorsement Date -- the date we issued the Living Benefit endorsement to your Contract.

Excess Withdrawal -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

Income Credit -- is an amount that may be added to the Benefit Base during the Income Credit Period.

Income Credit Base -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

Income Credit Percentage -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

Income Credit Period -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

--------------------------------------------------------------------------------


Ineligible Purchase Payments -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

Minimum Benefit Base -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

Protected Income Payment -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

IncomeLOCK Plus

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Fee Table

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

                                                               Maximum
                                                              Annualized
                                  Initial  Maximum  Minimum    Fee Rate
                                   Annual   Annual   Annual    Decrease
       Number of Covered Persons  Fee Rate Fee Rate Fee Rate or Increase*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

IncomeLOCK Plus Fee Formula

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

--------------------------------------------------------------------------------



The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.

Investment Group             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
Investment                  30%-Minimum                        0%-Minimum                         0%-Minimum
Restrictions               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
Variable Account  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
Options           Short-Term Fixed Account          American Beacon Bridgeway           Ariel Fund
and/or            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
Fixed Accounts    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Global Social Awareness Fund        Science and Technology Fund
                    Grade Fund                      Global Strategy Fund                Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Growth Fund                         Small Cap Fund
                                                    Growth & Income Fund                Small Cap Growth Fund
                                                    High Yield Bond Fund                Small Cap Index Fund
                                                    International Equities Index Fund   Small Cap Special Values Fund
                                                    International Growth Fund
                                                    International Value Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the

--------------------------------------------------------------------------------

requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.

IncomeLOCK Plus Options

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          Covered Person
                      -----------------------------------
                                          Minimum Maximum
                                            Age     Age
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                Covered Person #1 Covered Person #2
                ---------------------------------------------------
                                Minimum  Maximum  Minimum  Maximum
                                  Age      Age      Age      Age
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 IncomeLOCK +6

-----------------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
     Age of Covered Person at First          Income       Income        Income        Custom
              Withdrawal                    Option 1     Option 2      Option 3     Allocation
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. Your Benefit Base and Income Credit Base will not increase if your Account Value was higher on days other than the Benefit Anniversary.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

Withdrawals under the Living Benefits

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

Benefit Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Protected Income Payment: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

If an Excess Withdrawal reduces your Account Value to zero, no further benefits are payable under the Contract and your Contract along with IncomeLOCK Plus will terminate.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

Death Benefits under IncomeLOCK Plus

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

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If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits" in the prospectus.

IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:

Fee Tables

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           Maximum
                                                         Annualized
                                              Maximum     Fee Rate
             Number of Covered   Initial Fee   Annual     Decrease
                 Persons            Rate     Fee Rate/2/ or Increase
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------
/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the MAWP and the second percentage represents the PIPP for each of the options shown.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 IncomeLOCK +6

---------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
    Age of Covered Person at First         Income    Income       Income       Custom
              Withdrawal                  Option 1  Option 2     Option 3    Allocation
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 IncomeLOCK +8

            -------------------------------------------------------
                   Number of Covered Persons
                             and                          MAWP
                Age of Covered Person at First            and
                          Withdrawal                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   International Value Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.

IncomeLOCK Plus Options

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."

--------
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

Surrender of Account Value

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Loans

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

IncomeLOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

Anniversary Value -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

Minimum Withdrawal Period ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

Extension Offer

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:

        Current Maximum Annual Fee Rate  Annual Fee Rate After Extension
        -------------------------------  -------------------------------
                    0.65%                             0.90%

As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

Fee Table

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/

                      Fee Period  Maximum Annual Fee Rate
                      ----------  -----------------------
                      All years            0.90%/7/

The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

IncomeLOCK Features

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------
/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   International Value Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

If you take a loan after your IncomeLOCK Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with this feature. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      Initial
                                           MAWP         MWP          MAWP
                                           Prior       Prior          if
                                          to any      to Any      Extension
   Withdrawal                            Extension   Extension    is Elected
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/10/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./11/

Surrender of Account Value

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------
/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

Account Value: Any withdrawal reduces the Account Value by the amount of the withdrawal.

Benefit Base: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

Maximum Annual Withdrawal Amount (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

Minimum Withdrawal Period (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Death Benefits

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

Loans

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

                   Appendix C -- State Contract Variability
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Issue
   Prospectus                                Provision Availability or Variation                                  State
----------------------------------------------------------------------------------------------------------------------------
Annuity Date      You may switch to the Payout Period any time after your first Contract anniversary.            Florida
                                                                                                                 Oregon
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 65 or older on the Contract issue date, the Free Look period is 30 days.        Arizona
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 60 or older on the Contract issue date, the Free Look period is 30 days. If   California
                  you invest in the Fixed Account, the Free Look amount is calculated as the Purchase
                  Payments paid. If you invest in Variable Account Options, the Free Look amount is calculated as the greater of (1) Purchase Payments or (2) the value of your Contract plus any fees paid on the day we received your request in good order at the Annuity Service
                  Center.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 21 days and the amount is calculated as the value of your              Florida
                  Contract plus fees and charges on the day we receive your request in good order at the
                  Annuity Service Center.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 20 days.                                                                Idaho
                                                                                                              North Dakota
                                                                                                              Rhode Island
                                                                                                                  Texas
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look amount is calculated as the value of your Contract plus fees and charges        Michigan
                  on the day we received your request in good order at the Annuity Service Center.              Minnesota
                                                                                                                Missouri
                                                                                                                  Texas
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look amount is calculated as the greater of (1) Purchase Payments including          Arkansas
                  fees and charges or (2) the value of your Contract on the day we receive your request in good order at the Annuity Service Center.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for                 California
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 2.0% for Non-Qualified Contracts based on total                Maine
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 3.5% for Non-Qualified Contracts based on contract            Nevada
                  value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for          South Dakota
                  Non-Qualified Contracts based on total Purchase Payments when you begin the Payout
                  Period. For any amount in excess of $500,000 in the Contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified Contracts based on total Purchase
                  Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Qualified Contracts and 1.0% for                  West Virginia
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Non-Qualified Contracts based on total               Wyoming
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Surrender Charge  For Contracts issued to individuals in the State of Oregon, no surrender charge will be        Oregon
                  applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent
                  (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
----------------------------------------------------------------------------------------------------------------------------

(C) 2019 American International Group, Inc.
All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
              UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL FIXED
                    AND VARIABLE DEFERRED ANNUITY CONTRACTS
                          PORTFOLIO DIRECTOR(R) PLUS
                             PORTFOLIO DIRECTOR 2
                              PORTFOLIO DIRECTOR

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B


                                  May 1, 2019

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this SAI) dated May 1, 2019 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.

                               TABLE OF CONTENTS


                                                                                             Page
                                                                                             ----
General Information.........................................................................   3
Federal Tax Matters.........................................................................   3
   Tax Consequences of Purchase Payments....................................................   3
   Tax Consequences of Distributions........................................................   6
   Special Tax Consequences -- Early Distribution...........................................   7
   Special Tax Consequences -- Required Distributions.......................................   8
   Tax Free Rollovers, Transfers and Exchanges..............................................   9
   Effect of Tax-Deferred Accumulations.....................................................  10
   Foreign Account Tax Compliance Act.......................................................  11
   Other Withholding Tax....................................................................  11
Exchange Privilege..........................................................................  12
   Exchanges From Independence Plus Contracts...............................................  12
   Exchanges From V-Plan Contracts..........................................................  13
   Exchanges From SA-1 and SA-2 Contracts...................................................  13
   Exchanges From Impact Contracts..........................................................  15
   Exchanges From Compounder Contracts......................................................  16
   Information That May Be Applicable To Any Exchange.......................................  17
Calculation of Surrender Charge.............................................................  17
   Illustration of Surrender Charge on Total Surrender......................................  17
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender.  18
Purchase Unit Value.........................................................................  18
   Illustration of Calculation of Purchase Unit Value.......................................  19
   Illustration of Purchase of Purchase Units...............................................  19
Calculation of MVA Option...................................................................  19
Payout Payments.............................................................................  20
   Assumed Investment Rate..................................................................  20
   Amount of Payout Payments................................................................  20
   Payout Unit Value........................................................................  21
   Illustration of Calculation of Payout Unit Value.........................................  21
   Illustration of Payout Payments..........................................................  21
Distribution of Variable Annuity Contracts..................................................  22
Experts.....................................................................................  22
Comments on Financial Statements............................................................  23

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------


   Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates. Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract. The Contracts are non-participating and will not share in any of the profits of the Company.


--------------------------------------------------------------------------------
                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

Note: Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and after death.

   It is VALIC's understanding, confirmed by Internal Revenue Service ("IRS") Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts or other entities as agents for an individual).

Tax Consequences of Purchase Payments

   403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


   For 2019, your elective deferrals are generally limited to $19,000, although additional age-based "catch-up" contributions of up to $6,000 are permitted for individuals who will be age 50 by the end of the 2019 calendar year. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $56,000, or up to 100% of "includible compensation," as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


   401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


   408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2019, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $6,000 or 100% of compensation ($7,000 if you are age 50 or older), and are generally fully deductible in 2019 only by individuals who:


   (i) are not active Participants in another retirement plan, and are not married;


   (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $193,000;

   (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $64,000; or

   (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $103,000.

   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $12,000 or 100% of the working spouse's earned income, and no more than $6,000 may be contributed to either spouse's IRA for any year. The $12,000 limit increases to $14,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).


   You may be eligible to make nondeductible IRA contributions of an amount equal to the lesser of:


   (i) $6,000 ($7,000 if you are age 50 or older; $12,000 for you and your spouse's IRAs, or $14,000 if you are both age 50 or older) or 100% of compensation; or


   (ii)   your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


   408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2019, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $6,000 or 100% of compensation ($7,000 if you are age 50 or older), and a full contribution may be made only by individuals who:

   (i)    are unmarried and have adjusted gross income of less than $122,000; or

   (ii) are married and filing jointly, and have adjusted gross income of less than $193,000.

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $193,000 and $203,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $203,000. Similarly, the contribution is reduced for those who are single with modified AGI between $122,000 and $137,000, with no contribution for singles with modified AGI over $137,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees and/or are independent contractors.


   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2019, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $19,000 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age under the plan and for governmental plans only, age-based catch-up deferrals up to $6,000 are also permitted for individuals age 50 or older. Generally, however, a participant cannot utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the EDCP provisions.


   Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2019, the employer may contribute up to 25% of your compensation or $56,000, whichever is less.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2019, the limit is $19,000. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2019, employee salary reduction contributions cannot exceed $13,000. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


   Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The assets invested in the Contract are owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

Tax Consequences of Distributions

   403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

   (1)    attainment of age 59 1/2;

   (2)    severance from employment;

   (3)    death;

   (4)    disability;

   (5) qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon); or

   (6) termination of the plan (if the plan sponsor meets the criteria of IRS guidance to terminate the plan).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

   (1)    distributions of Roth 403(b) contributions;

   (2)    qualified distributions of earnings on Roth 403(b) contributions; and

   (3)    other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.


   401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities except that for plan years beginning after December 31, 2018, earnings on elective deferrals may be included in qualified hardship distributions from 401(k) plans. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.


   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences -- Early Distribution

   403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

   (1)    death;

   (2)    disability;

   (3) separation from service after a Participant reaches age 55 (age 50 for public safety employees of a governmental plan) (only applies to 403(b), 401(a)/(k), and 403(a) plans);

   (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2;

   (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt;

   (6) distributions to an alternate payee pursuant to a domestic relations order; and

   (7) qualified hurricane distributions and qualified wildfire distributions.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

   (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

   (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and


   (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive weeks.


   408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 Plans. Distributions generally may be made under an EDCP prior to severance from employment only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid. Such distributions are not subject to the 10% early withdrawal penalty tax.

   Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

   (1)    to a Beneficiary on or after the Contract Owner's death;

   (2)    upon the Contract Owner's disability;

   (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

   (4)    made under an immediate annuity contract, or

   (5)    allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences -- Required Distributions

   403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary not more than10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

   (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

   (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period that does not exceed the longer of the Participant's or the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you have purchased the IncomeLOCK or IncomeLOCK Plus benefit option, the calculation of the required minimum distribution may include the value of the IncomeLOCK or IncomeLOCK Plus and may increase the amount of the required minimum distribution. IncomeLock and IncomeLock Plus benefit options are no longer available for purchase.

   401(a)/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

   (1)    there is no exception for pre-1987 amounts; and

   (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply after the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

   Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

Tax-Free Rollovers, Transfers and Exchanges

   403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k) or eligible Roth 457(b) account. Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

   408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods and avoidance of the 10% penalty tax apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

   408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 Plans. Tax-free transfer of EDCP amounts from tax-exempt employers are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

   Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

    . A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

    . A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

    .  Taxable accounts such as savings accounts.

                                    [CHART]


                                                    10 YEARS 20 YEARS 30 YEARS
                                                    -------- -------- --------
 Tax Account....................................... $13,978  $32,762  $58,007
 Non-qualified Contract Tax-Deferred Annuity....... $14,716  $36,499  $68,743
 Tax-Deferred Annuity.............................. $19,621  $48,665  $91,657


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred account (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

   To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

   By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              Paycheck Comparison

                                                          Tax-Favored Retirement Program Taxable Account
                                                          ------------------------------ ---------------
Annual amount available for savings before federal taxes              $2,400                 $2,400
Current federal income tax due on Purchase Payments                        0                 $ (600)
Net retirement plan Purchase Payments                                 $2,400                 $1,800

   This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Foreign Account Tax Compliance Act ("FATCA")

   U.S. persons should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity holding accounts on behalf of U.S. persons if such entity fails to provide applicable certifications to the U.S. government. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary. Prospective purchasers with accounts in foreign financial institutions or foreign entities should consult with their tax advisor regarding the application of FATCA to their purchase.

Other Withholding Tax

   A non-resident Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

   In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

Exchanges From Independence Plus Contracts
(UIT-585 and UITG-585)

   Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

   Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

   Investment Options. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

   Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From V-Plan Contracts
(IFA-582 and GFA-582)

   Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender, to the extent it does not exceed 10% of the account value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-Participant has maintained the account for a period of five years and has attained age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

   If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

   Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director.

   Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

   Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From SA-1 and SA-2 Contracts
(GUP-64, GUP-74, GTS-VA)

   Agents' and Managers' Retirement Plan Exchange Offer. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts and Independence Plus Contracts for the equivalent units of interest in Portfolio Director. Agents and managers of

VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance charges. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance charges imposed under Portfolio Director. All other provisions with regard to exchange offers will apply to the Plan Exchange Offer.

   Pursuant to this voluntary exchange offer, participants in the Plan will have three options from which to choose. As to the funding vehicle for a Purchase Payment plan, the participant may choose to:

    .  Remain in the SA-1 Contract and Independence Plus Contract.

    . Leave current assets in the SA-1 Contract or Independence Plus Contract and direct future Purchase Payments to Portfolio Director; or

    . Transfer all current assets and future Purchase Payments to Portfolio Director.

   If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract, and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director.

   Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the form of the contract or certificate for its terms and conditions.

   Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

   Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that

Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" and "Separate Account Expense Reimbursement" in the prospectus.)

   Investment Options. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

   Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Impact Contracts
(UIT-981)

   Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

   Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

   Investment Options. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

   Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Compounder Contracts
(C-1-75 AND IFA-78)

   Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

   Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

   Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

   Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director provides for a designated period of 5 and 30 years. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

Information That May Be Applicable To Any Exchange

   Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from the Company.

   To satisfy a federal tax law requirement, non-spouse Beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

   Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the Beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

   Group Unallocated Contracts. We do not allow exchanges from group unallocated Contracts.

--------------------------------------------------------------------------------
                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

   The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              Illustration of Surrender Charge on Total Surrender

   Example 1.

                              Transaction History


     Date                 Transaction                               Amount
     ----                 ----------------------------------------- -------
     10/1/94............. Purchase Payment                          $10,000
     10/1/95............. Purchase Payment                          $ 5,000
     10/1/96............. Purchase Payment                          $15,000
     10/1/97............. Purchase Payment                          $ 2,000
     10/1/98............. Purchase Payment                          $ 3,000
     10/1/99............. Purchase Payment                          $ 4,000
     12/31/99............ Total Purchase Payments (Assumes Account
                          Value is $50,000)                         $39,000
     12/31/99............ Total Surrender


   Surrender Charge is lesser of (a) or (b):

a.  Surrender Charge calculated on 60 months of Purchase Payments
    1.  Surrender Charge against Purchase Payment of 10/1/94............................ $    0
    2.  Surrender Charge against Purchase Payment of 10/1/95............................ $  250
    3.  Surrender Charge against Purchase Payment of 10/1/96............................ $  750
    4.  Surrender Charge against Purchase Payment of 10/1/97............................ $  100
    5.  Surrender Charge against Purchase Payment of 10/1/98............................ $  150
    6.  Surrender Charge against Purchase Payment of 10/1/99............................ $  200
    Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6)................. $1,450

b.  Surrender Charge calculated on the excess over 10% of the
    Account Value at the time of surrender:
    Account Value at time of surrender                         $ 50,000
    Less 10% not subject to Surrender Charge                    - 5,000
                                                               --------
    Subject to Surrender Charge                                  45,000
                                                               X    .05
                                                               --------
    Surrender Charge based on Account Value                    $  2,250 $2,250
c.  Surrender Charge is the lesser of a or b                            $1,450

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full
                                   Surrender

   Example 2.

               Transaction History (Assumes No Interest Earned)

          Date                 Transaction                     Amount
          ----                 ------------------------------- -------
          10/1/94............. Purchase Payment                $10,000
          10/1/95............. Purchase Payment                  5,000
          10/1/96............. Purchase Payment                 15,000
          10/1/97............. Purchase Payment                  2,000
          10/1/98............. Purchase Payment                  3,000
          10/1/99............. Purchase Payment                  4,000
          12/31/99............ 10% Partial Surrender (Assumes
                               Account Value is $39,000)         3,900
          2/1/00.............. Full Surrender                   35,100

a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

   Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

     Gross Investment Rate
  =  (equals)
     The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
  /  (divided by)
     The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

     Net Investment Rate
  =  (equals)
     Gross Investment Rate (calculated in Step 1)
  -  (minus)
     Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

     Purchase Unit Value for that day.
  =  (equals)
     Purchase Unit Value for immediate preceding day.
  X  (multiplied by)
     Net Investment Rate (as calculated in Step 2) plus 1.00.

   The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              Illustration of Calculation of Purchase Unit Value

   Example 3.

       1. Purchase Unit value, beginning of period............ $ 1.800000
       2. Value of Fund share, beginning of period............ $21.200000
       3. Change in value of Fund share....................... $  .500000
       4. Gross investment return (3)/(2).....................    .023585
       5. Daily separate account fee*.........................    .000027
       *  Fee of 1% per annum used for illustrative purposes.
       6. Net investment return (4)--(5)......................    .023558
       7. Net investment factor 1.000000+(6)..................   1.023558
       8. Purchase Unit value, end of period (1)X(7).......... $ 1.842404

  Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

   Example 4.

1. First Periodic Purchase Payment.................................................... $  100.00
2. Purchase Unit value on effective date of purchase (see Example 3).................. $1.800000
3. Number of Purchase Units purchased (1)/(2).........................................    55.556
4. Purchase Unit value for valuation date following purchase (see Example 3).......... $1.842404
5. Value of Purchase Units in account for valuation date following purchase (3)X(4)... $  102.36

--------------------------------------------------------------------------------
                           CALCULATION OF MVA OPTION
--------------------------------------------------------------------------------

   The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

       The market value adjustment is determined by the formula below, using the following factors:

    . A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

    . B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

    . N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

    . The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

       The market value adjustment will equal:

       The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                        [(1+A)/(1+B+0.005)]/(N/12)/ - 1

       The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

       Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

Assumed Investment Rate

   The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount of Payout Payments


   The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.


   The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

   The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

   In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

   Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

   Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value

   The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

   The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               Illustration of Calculation of Payout Unit Value

   Example 8.

1. Payout Unit value, beginning of period............................. $ .980000
2. Net investment factor for Period (see Example 3)...................  1.023558
3. Daily adjustment for 3  1/2% Assumed Investment Rate...............   .999906
4. (2)X(3)............................................................  1.023462
5. Payout Unit value, end of period (1)X(4)........................... $1.002993

                        Illustration of Payout Payments

Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date...........................  10,000.00
2. Purchase Unit value (see Example 3)............................... $ 1.800000
3. Account Value of Contract (1)X(2)................................. $18,000.00
4. First monthly Payout Payment per $1,000 of Account Value.......... $     5.63
5. First monthly Payout Payment (3)X(4)/1,000........................ $   101.34
6. Payout Unit value (see Example 8)................................. $  .980000
7. Number of Payout Units (5)/(6)....................................    103.408
8. Assume Payout Unit value for second month equal to................ $  .997000
9. Second monthly Payout Payment (7)X(8)............................. $   103.10
10. Assume Payout Unit value for third month equal to................ $  .953000
11. Third monthly Payout Payment (7)X(10)............................ $    98.55

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

   The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

   The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA").

   AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc. ("AIGCS" or the "Distributor")), is the distributor for VALIC Separate Account
A. The Distributor, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367. The Distributor is a Delaware corporation and a member of FINRA.


   VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

   Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales Commissions paid for Portfolio Director, Portfolio Director 2 and Portfolio Director Plus for the years 2016, 2017 and 2018 totaled $92,097,346, $92,666,475, and $93,002,527, respectively.
The Distributor retained $0 in commissions for each of the Portfolio Director products for those same years.


--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------

   PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A and The Variable Annuity Life Insurance Company ("VALIC").

   You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

   The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


    - The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2018 and for each of the two years in the period ended December 31, 2018

    - The Audited Statutory Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018

--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

   Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.


(C) 2019 American International Group, Inc.

All Rights Reserved.

                                                             Separate Account A
                                    The Variable Annuity Life Insurance Company

                                                                           2018

                                                                  Annual Report

                                                              December 31, 2018

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Variable Annuity Life Insurance Company and the Contract Owners of Separate Account A.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account A indicated in the table below as of December 31, 2018, and the related statement of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in the Separate Account A as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Beacon Bridgeway Large Cap     American Beacon Holland Large Cap
  Growth Fund Investor Class (1) (12)     Growth Fund Investor Class (1) (12)
AST SA BlackRock Multi-Asset Income     AST SA Wellington Growth Portfolio
  Portfolio Class 3                       Class 3 (2) (12)
AST SA PGI Asset Allocation Portfolio   AST SA Wellington Natural Resources
  Class 3                                 Portfolio Class 3 (3) (12)
AST SA Wellington Capital Appreciation  AST SA Wellington Strategic
  Portfolio Class 3                       Multi-Asset Portfolio Class 3
AST SA Wellington Government and        Ariel Fund Investor Class
  Quality Bond Portfolio Class 3
Ariel Appreciation Fund Investor Class  FTVIP Templeton Global Asset
                                          Allocation Fund
FTVIP Franklin Founding Funds           Invesco V.I. Growth and Income Fund
  Allocation VIP Fund Class 2             Series II
FTVIP Franklin Income VIP Fund Class 2  SST SA Allocation Moderate Portfolio
                                          Class 3
Goldman Sachs VIT Government Money      SST SA Putnam Asset Allocation
  Market Fund Service Class               Diversified Growth Portfolio Class 3
Invesco V. I. Balanced-Risk Commodity   SST SA Wellington Real Return
  Strategy Fund Class R5                  Portfolio Class 3
Invesco V.I. Comstock Fund Series II    SAST SA JPMorgan Emerging Markets
                                          Portfolio Class 3
Lord Abbett Growth and Income           SAST SA JPMorgan Equity-Income
  Portfolio Class VC                      Portfolio Class 3
Neuberger Berman AMT Guardian Trust     SAST SA JPMorgan Global Equities
  Class                                   Portfolio Class 3
SST SA Allocation Balanced Portfolio    SAST SA JPMorgan MFS Core Bond
  Class 3                                 Portfolio Class 3
SST SA Allocation Growth Portfolio      SAST SA JPMorgan Mid-Cap Growth
  Class 3                                 Portfolio Class 3
SST SA Allocation Moderate Growth       SAST SA Large Cap Growth Index
  Portfolio Class 3                       Portfolio Class 3 (5)
SunAmerica 2020 High Watermark Fund     SAST SA Large Cap Index Portfolio
  Class I (4) (12)                        Class 3 (7)
SAST SA AB Growth Portfolio Class 3     SAST SA Large Cap Value Index
                                          Portfolio Class 3 (5)
SAST SA AB Small & Mid Cap Value        SAST SA Legg Mason BW Large Cap Value
  Portfolio Class 3                       Portfolio Class 3
SAST SA American Funds Asset            SAST SA Legg Mason Tactical
  Allocation Portfolio Class 3            Opportunities Class 3 (7)
SAST SA American Funds Global Growth    SAST SA MFS Blue Chip Growth Portfolio
  Portfolio Class 3                       Class 3
SAST SA American Funds Growth           SAST SA MFS Massachusetts Investors
  Portfolio Class 3                       Trust Portfolio Class 3
SAST SA American Funds Growth-Income    SAST SA MFS Telecom Utility Portfolio
  Portfolio Class 3                       Class 3 (10) (12)
SAST SA American Funds VCP Managed      SAST SA MFS Total Return Portfolio
  Asset Allocation Portfolio Class 3      Class 3
SAST SA BlackRock VCP Global Multi      SAST SA Mid Cap Index Portfolio
  Asset Portfolio Class 3                 Class 3 (6)
SAST SA Boston Company Capital Growth   SAST SA Morgan Stanley International
  Portfolio Class 3 (9) (12)              Equities Portfolio Class 3
SAST SA Columbia Technology Portfolio   SAST SA Oppenheimer Main Street Large
  Class 3                                 Cap Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio  SAST SA PIMCO VCP Tactical Balanced
  Class 3                                 Portfolio Class 3
SAST SA Dogs of Wall Street Portfolio   SAST SA PineBridge High-Yield Bond
  Class 3                                 Portfolio Class 3
SAST SA Emerging Markets Equity Index   SAST SA Putnam International Growth
  Portfolio Class 3 (5)                   and Income Portfolio Class 3
SAST SA Federated Corporate Bond        SAST SA Schroders VCP Global
  Portfolio Class 3                       Allocation Portfolio Class 3
SAST SA Fidelity Institutional AM(R)    SAST SA Small Cap Index Portfolio
  Real Estate Portfolio Class 3           Class 3 (6)

SAST SA Fixed Income Index Portfolio    SAST SA T. Rowe Price Asset Allocation
  Class 3                                 Growth Portfolio Class 3 (7)
SAST SA Fixed Income Intermediate       SAST SA T. Rowe Price VCP Balanced
  Index Portfolio Class 3                 Portfolio Class 3
SAST SA Franklin Small Company Value    SAST SA Templeton Foreign Value
  Portfolio Class 3                       Portfolio Class 3
SAST SA Global Index Allocation 60-40   SAST SA VCP Dynamic Allocation
  Portfolio Class 3 (5)                   Portfolio Class 3
SAST SA Global Index Allocation 75-25   SAST SA VCP Dynamic Strategy Portfolio
  Portfolio Class 3 (5)                   Class 3
SAST SA Global Index Allocation 90-10   SAST SA VCP Index Allocation Portfolio
  Portfolio Class 3 (5)                   Class 3 (7)
SAST SA Goldman Sachs Global Bond       SAST SA WellsCap Aggressive Growth
  Portfolio Class 3                       Portfolio Class 3
SAST SA Goldman Sachs Multi-Asset       SAST SA WellsCap Fundamental Growth
  Insights Portfolio Class 3 (7)          Portfolio Class 3 (8) (12)
SAST SA Index Allocation 60-40          T Rowe Price Retirement 2040 Advisor
  Portfolio Class 3 (6)                   Class
SAST SA Index Allocation 80-20          T Rowe Price Retirement 2045 Advisor
  Portfolio Class 3 (6)                   Class
SAST SA Index Allocation 90-10          T Rowe Price Retirement 2050 Advisor
  Portfolio Class 3 (6)                   Class
SAST SA International Index Portfolio   T Rowe Price Retirement 2055 Advisor
  Class 3 (6)                             Class
SAST SA Invesco Growth Opportunities    T Rowe Price Retirement 2060 Advisor
  Portfolio Class 3                       Class
SAST SA Invesco VCP Equity-Income       VALIC Company I International Equities
  Portfolio Class 3                       Index Fund
SAST SA Janus Focused Growth Portfolio  VALIC Company I International
  Class 3                                 Government Bond Fund
SAST SA JPMorgan Diversified Balanced   VALIC Company I International Growth
  Portfolio Class 3                       Fund
T Rowe Price Retirement 2015 Advisor    VALIC Company I International Value
  Class                                   Fund
T Rowe Price Retirement 2020 Advisor
  Class                                 VALIC Company I Large Cap Core Fund
T Rowe Price Retirement 2025 Advisor    VALIC Company I Large Capital Growth
  Class                                   Fund
T Rowe Price Retirement 2030 Advisor
  Class                                 VALIC Company I Mid Cap Index Fund
T Rowe Price Retirement 2035 Advisor    VALIC Company I Mid Cap Strategic
  Class                                   Growth Fund
VALIC Company I Asset Allocation Fund   VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Blue Chip Growth Fund   VALIC Company I Science & Technology
                                          Fund
VALIC Company I Broad Cap Value Fund    VALIC Company I Small Cap Aggressive
                                          Growth Fund
VALIC Company I Capital Conservation
  Fund                                  VALIC Company I Small Cap Fund
VALIC Company I Core Equity Fund        VALIC Company I Small Cap Index Fund
VALIC Company I Dividend Value Fund     VALIC Company I Small Cap Special
                                          Values Fund
VALIC Company I Dynamic Allocation Fund VALIC Company I Small Mid Growth Fund VALIC Company I Emerging Economies Fund VALIC Company I Stock Index Fund
VALIC Company I Global Real Estate Fund VALIC Company I Value Fund
VALIC Company I Global Social
  Awareness Fund                        VALIC Company II Mid Cap Growth Fund
VALIC Company I Global Strategy Fund    VALIC Company II Mid Cap Value Fund
VALIC Company I Government Money        VALIC Company II Moderate Growth
  Market I Fund                           Lifestyle Fund
VALIC Company I Government Securities
  Fund                                  VALIC Company II Small Cap Growth Fund
VALIC Company I Growth & Income Fund    VALIC Company II Small Cap Value Fund
VALIC Company I Growth Fund             VALIC Company II Socially Responsible
                                          Fund
VALIC Company I Health Sciences Fund    VALIC Company II Strategic Bond Fund
VALIC Company I Inflation Protected     Vanguard Long-Term Treasury Fund
  Fund                                    Investor Shares
VALIC Company II Aggressive Growth      Vanguard Wellington Fund Investor
  Lifestyle Fund                          Shares
VALIC Company II Capital Appreciation   Vanguard Windsor II Fund Investor
  Fund                                    Shares
VALIC Company II Conservative Growth    Invesco V.I. American Franchise Fund
  Lifestyle Fund                          Series II (11)
VALIC Company II Core Bond Fund
VALIC Company II Government Money
  Market II Fund
VALIC Company II High Yield Bond Fund
VALIC Company II International
  Opportunities Fund
VALIC Company II Large Cap Value Fund
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares
Vanguard LifeStrategy Growth Fund
  Investor Shares
Vanguard LifeStrategy Moderate Growth
  Fund Investor Shares
Vanguard Long-Term Investment-Grade
  Fund Investor Shares

(1) The American Beacon Holland Large Cap Growth Fund, in operation for the periods January 1, 2017 to December 15, 2017 (cessation of operations) merged into the American Beacon Bridgeway Large Cap Growth Fund, in operation for the period December 15, 2017 (commencement of operations) to December 31, 2017 and January 1, 2018 to December 31, 2018.
(2)  The AST SA Wellington Growth Portfolio, in operation for the period
     January 1, 2017 to December 31, 2017 and January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(3) The AST SA Wellington Natural Resources Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
     October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(4) For the period January 1, 2017 to October 31, 2017 (cessation of operations).
(5)  For the period May 1, 2018 (commencement of operations) to December 31,
     2018.
(6)  For the period February 3, 2017 (commencement of operations) to
     December 31, 2017 and January 1, 2018 to December 31, 2018.
(7)  For the period October 9, 2017 (commencement of operations) to
     December 31, 2017 and January 1, 2018 to December 31, 2018.
(8) The SAST SA WellsCap Fundamental Growth Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
     October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(9) The SAST SA Boston Company Capital Growth Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
     October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(10) The SAST SA MFS Telecom Utility Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA Legg Mason BW Large Cap Value Portfolio.
(11) There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.
(12) Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective period presented.

Basis for Opinions

These financial statements are the responsibility of The Variable Annuity Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in the Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts in the Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 22, 2019

We have served as the auditor of one or more of the sub-accounts in the AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

                                                                                       Contract                   Net Assets
                                                            Due from (to)              Owners - Contract Owners Attributable to
                                        Investments at Fair    General                 Annuity  - Accumulation  Contract Owner
Sub-accounts                                   Value        Account, Net   Net Assets  Reserves    Reserves        Reserves
------------                            ------------------- ------------- ------------ -------- --------------- ---------------
American Beacon Bridgeway Large Cap
  Growth Fund Investor Class               $ 57,247,538       $ (5,793)   $ 57,241,745 $  8,419  $ 57,233,326    $ 57,241,745
AST SA BlackRock Multi-Asset Income
  Portfolio Class 3                             958,252             --         958,252       --       958,252         958,252
AST SA PGI Asset Allocation Portfolio
  Class 3                                        41,659             --          41,659       --        41,659          41,659
AST SA Wellington Capital Appreciation
  Portfolio Class 3                           1,267,646             --       1,267,646       --     1,267,646       1,267,646
AST SA Wellington Government and
  Quality Bond Portfolio Class 3              2,654,685             --       2,654,685       --     2,654,685       2,654,685
AST SA Wellington Strategic
  Multi-Asset Portfolio Class 3                 593,223             --         593,223       --       593,223         593,223
Ariel Appreciation Fund Investor Class      256,903,220        (16,042)    256,887,178  308,114   256,579,064     256,887,178
Ariel Fund Investor Class                   350,050,369        (34,328)    350,016,041  153,777   349,862,264     350,016,041
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2                     9,518             --           9,518       --         9,518           9,518
FTVIP Franklin Income VIP Fund Class 2          876,990             --         876,990       --       876,990         876,990
Goldman Sachs VIT Government Money
  Market Fund Service Class                     298,497             --         298,497       --       298,497         298,497
Invesco V. I. Balanced-Risk Commodity
  Strategy Fund Class R5                    137,372,002         (6,735)    137,365,267   35,387   137,329,880     137,365,267
Invesco V.I. Comstock Fund Series II          1,008,813             --       1,008,813       --     1,008,813       1,008,813
Invesco V.I. Growth and Income Fund
  Series II                                   1,202,823             --       1,202,823       --     1,202,823       1,202,823
Lord Abbett Growth and Income
  Portfolio Class VC                            184,486             --         184,486       --       184,486         184,486
SST SA Allocation Balanced Portfolio
  Class 3                                     1,408,234             --       1,408,234       --     1,408,234       1,408,234
SST SA Allocation Growth Portfolio
  Class 3                                     3,023,874             --       3,023,874       --     3,023,874       3,023,874
SST SA Allocation Moderate Growth
  Portfolio Class 3                           2,524,310             --       2,524,310       --     2,524,310       2,524,310
SST SA Allocation Moderate Portfolio
  Class 3                                     2,994,037             --       2,994,037       --     2,994,037       2,994,037
SST SA Putnam Asset Allocation
  Diversified Growth Portfolio Class 3        1,221,197             --       1,221,197       --     1,221,197       1,221,197
SST SA Wellington Real Return
  Portfolio Class 3                           1,604,289             --       1,604,289       --     1,604,289       1,604,289
SAST SA AB Growth Portfolio Class 3           1,253,539             --       1,253,539       --     1,253,539       1,253,539
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                             745,809             --         745,809       --       745,809         745,809
SAST SA American Funds Asset
  Allocation Portfolio Class 3               24,717,992             --      24,717,992       --    24,717,992      24,717,992
SAST SA American Funds Global Growth
  Portfolio Class 3                           1,612,180             --       1,612,180       --     1,612,180       1,612,180
SAST SA American Funds Growth
  Portfolio Class 3                           2,108,423             --       2,108,423       --     2,108,423       2,108,423
SAST SA American Funds Growth- Income
  Portfolio Class 3                           3,138,200             --       3,138,200       --     3,138,200       3,138,200
SAST SA American Funds VCP Managed
  Asset Allocation Portfolio Class 3         46,027,384             --      46,027,384       --    46,027,384      46,027,384
SAST SA BlackRock VCP Global Multi
  Asset Portfolio Class 3                    24,504,957             --      24,504,957       --    24,504,957      24,504,957
SAST SA Columbia Technology Portfolio
  Class 3                                       397,262             --         397,262       --       397,262         397,262
SAST SA DFA Ultra Short Bond Portfolio
  Class 3                                       806,132             --         806,132       --       806,132         806,132
SAST SA Dogs of Wall Street Portfolio
  Class 3                                     1,987,793             --       1,987,793       --     1,987,793       1,987,793
SAST SA Federated Corporate Bond
  Portfolio Class 3                           3,078,380             (1)      3,078,379       --     3,078,379       3,078,379
SAST SA Fidelity Institutional AM(R)
  Real Estate Portfolio Class 3                  86,373             --          86,373       --        86,373          86,373
SAST SA Fixed Income Index Portfolio
  Class 3                                       649,206             --         649,206       --       649,206         649,206
SAST SA Fixed Income Intermediate
  Index Portfolio Class 3                       189,717             --         189,717       --       189,717         189,717
SAST SA Franklin Small Company Value
  Portfolio Class 3                             363,633             --         363,633       --       363,633         363,633
SAST SA Global Index Allocation 60-40
  Portfolio Class 3                             142,933             --         142,933       --       142,933         142,933
SAST SA Global Index Allocation 75-25
  Portfolio Class 3                             386,354             --         386,354       --       386,354         386,354
SAST SA Global Index Allocation 90-10
  Portfolio Class 3                             837,909             --         837,909       --       837,909         837,909
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                           1,668,747             --       1,668,747       --     1,668,747       1,668,747
SAST SA Goldman Sachs Multi-Asset
  Insights Portfolio Class 3                    136,695             --         136,695       --       136,695         136,695
SAST SA Index Allocation 60-40
  Portfolio Class 3                           1,972,231             --       1,972,231       --     1,972,231       1,972,231
SAST SA Index Allocation 80-20
  Portfolio Class 3                           5,768,462             --       5,768,462       --     5,768,462       5,768,462
SAST SA Index Allocation 90-10
  Portfolio Class 3                          22,722,729             --      22,722,729       --    22,722,729      22,722,729
SAST SA International Index Portfolio
  Class 3                                        89,535             --          89,535       --        89,535          89,535
SAST SA Invesco Growth Opportunities
  Portfolio Class 3                             123,918             --         123,918       --       123,918         123,918
SAST SA Invesco VCP Equity-Income
  Portfolio Class 3                          18,930,708             --      18,930,708       --    18,930,708      18,930,708
SAST SA Janus Focused Growth Portfolio
  Class 3                                       351,431             --         351,431       --       351,431         351,431
SAST SA JPMorgan Diversified Balanced
  Portfolio Class 3                           1,588,947             --       1,588,947       --     1,588,947       1,588,947
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                             360,497             --         360,497       --       360,497         360,497
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                           1,280,047             --       1,280,047       --     1,280,047       1,280,047
SAST SA JPMorgan Global Equities
  Portfolio Class 3                              43,291             --          43,291       --        43,291          43,291
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                           3,831,021             --       3,831,021       --     3,831,021       3,831,021
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                             230,844             --         230,844       --       230,844         230,844
SAST SA Large Cap Growth Index
  Portfolio Class 3                               6,250             --           6,250       --         6,250           6,250
SAST SA Large Cap Index Portfolio
  Class 3                                       123,447             --         123,447       --       123,447         123,447
SAST SA Large Cap Value Index
  Portfolio Class 3                               6,659             --           6,659       --         6,659           6,659
SAST SA Legg Mason BW Large Cap Value
  Portfolio Class 3                             798,527             --         798,527       --       798,527         798,527
SAST SA Legg Mason Tactical
  Opportunities Class 3                         113,623             --         113,623       --       113,623         113,623
SAST SA MFS Blue Chip Growth Portfolio
  Class 3                                       649,578             --         649,578       --       649,578         649,578
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                     1,236,852             --       1,236,852       --     1,236,852       1,236,852
SAST SA MFS Total Return Portfolio
  Class 3                                       867,015             --         867,015       --       867,015         867,015
SAST SA Mid Cap Index Portfolio Class 3         179,828             --         179,828       --       179,828         179,828
SAST SA Morgan Stanley International
  Equities Portfolio Class 3                    679,245             --         679,245       --       679,245         679,245
SAST SA Oppenheimer Main Street Large
  Cap Portfolio Class 3                         946,281             --         946,281       --       946,281         946,281
SAST SA PIMCO VCP Tactical Balanced
  Portfolio Class 3                          22,730,769             --      22,730,769       --    22,730,769      22,730,769
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                             702,275             --         702,275       --       702,275         702,275
SAST SA Putnam International Growth
  and Income Portfolio Class 3                   99,729             --          99,729       --        99,729          99,729
SAST SA Schroders VCP Global
  Allocation Portfolio Class 3               14,995,909             --      14,995,909       --    14,995,909      14,995,909
SAST SA Small Cap Index Portfolio
  Class 3                                       185,063             --         185,063       --       185,063         185,063
SAST SA T. Rowe Price Asset Allocation
  Growth Portfolio Class 3                      629,258             --         629,258       --       629,258         629,258
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                          25,024,929             --      25,024,929       --    25,024,929      25,024,929
SAST SA Templeton Foreign Value
  Portfolio Class 3                             559,006             --         559,006       --       559,006         559,006
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                          63,086,048             --      63,086,048       --    63,086,048      63,086,048
SAST SA VCP Dynamic Strategy Portfolio
  Class 3                                    53,850,121             --      53,850,121       --    53,850,121      53,850,121
SAST SA VCP Index Allocation Portfolio
  Class 3                                     7,745,940             --       7,745,940       --     7,745,940       7,745,940
SAST SA WellsCap Aggressive Growth
  Portfolio Class 3                             230,325             --         230,325       --       230,325         230,325

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018


                                                                                  Contract                    Net Assets
                                                    Due from (to)                 Owners -  Contract Owners Attributable to
                                Investments at Fair    General                    Annuity   - Accumulation  Contract Owner
Sub-accounts                           Value        Account, Net    Net Assets    Reserves     Reserves        Reserves
------------                    ------------------- ------------- -------------- ---------- --------------- ---------------
T Rowe Price Retirement 2015
  Advisor Class                   $   10,207,382      $    (226)  $   10,207,156 $       -- $   10,207,156  $   10,207,156
T Rowe Price Retirement 2020
  Advisor Class                       28,122,468           (706)      28,121,762         --     28,121,762      28,121,762
T Rowe Price Retirement 2025
  Advisor Class                       29,397,030         (1,149)      29,395,881         --     29,395,881      29,395,881
T Rowe Price Retirement 2030
  Advisor Class                       29,666,252         (1,304)      29,664,948         --     29,664,948      29,664,948
T Rowe Price Retirement 2035
  Advisor Class                       23,033,792         (1,228)      23,032,564         --     23,032,564      23,032,564
T Rowe Price Retirement 2040
  Advisor Class                       23,089,859         (1,419)      23,088,440         --     23,088,440      23,088,440
T Rowe Price Retirement 2045
  Advisor Class                       15,510,696         (1,267)      15,509,429         --     15,509,429      15,509,429
T Rowe Price Retirement 2050
  Advisor Class                       13,518,633         (1,105)      13,517,528         --     13,517,528      13,517,528
T Rowe Price Retirement 2055
  Advisor Class                        5,784,232           (640)       5,783,592         --      5,783,592       5,783,592
T Rowe Price Retirement 2060
  Advisor Class                        3,410,577           (444)       3,410,133         --      3,410,133       3,410,133
VALIC Company I Asset
  Allocation Fund                    143,384,902        (10,696)     143,374,206     83,101    143,291,105     143,374,206
VALIC Company I Blue Chip
  Growth Fund                        680,331,893        (65,641)     680,266,252     93,162    680,173,090     680,266,252
VALIC Company I Broad Cap
  Value Fund                          41,123,881         (4,077)      41,119,804         --     41,119,804      41,119,804
VALIC Company I Capital
  Conservation Fund                  151,900,374         (8,009)     151,892,365    132,625    151,759,740     151,892,365
VALIC Company I Core Equity
  Fund                               219,381,346        (15,354)     219,365,992    188,356    219,177,636     219,365,992
VALIC Company I Dividend
  Value Fund                         711,095,327        (66,143)     711,029,184    197,705    710,831,479     711,029,184
VALIC Company I Dynamic
  Allocation Fund                    208,200,145         (3,145)     208,197,000         --    208,197,000     208,197,000
VALIC Company I Emerging
  Economies Fund                     633,841,030        (23,845)     633,817,185     57,183    633,760,002     633,817,185
VALIC Company I Global Real
  Estate Fund                        317,494,034        (22,089)     317,471,945      4,278    317,467,667     317,471,945
VALIC Company I Global Social
  Awareness Fund                     334,181,048        (19,660)     334,161,388    287,914    333,873,474     334,161,388
VALIC Company I Global
  Strategy Fund                      331,660,830        (34,574)     331,626,256    129,605    331,496,651     331,626,256
VALIC Company I Government
  Money Market I Fund                326,773,782        (32,186)     326,741,596     10,458    326,731,138     326,741,596
VALIC Company I Government
  Securities Fund                    101,880,716         (5,289)     101,875,427     80,199    101,795,228     101,875,427
VALIC Company I Growth &
  Income Fund                        105,517,832        (10,234)     105,507,598     59,705    105,447,893     105,507,598
VALIC Company I Growth Fund        1,130,289,674        (84,800)   1,130,204,874    330,171  1,129,874,703   1,130,204,874
VALIC Company I Health
  Sciences Fund                      706,893,579        (43,287)     706,850,292    147,990    706,702,302     706,850,292
VALIC Company I Inflation
  Protected Fund                     595,431,166        (55,227)     595,375,939     95,593    595,280,346     595,375,939
VALIC Company I International
  Equities Index Fund                911,699,499        (82,012)     911,617,487    124,838    911,492,649     911,617,487
VALIC Company I International
  Government Bond Fund               124,596,829        (14,927)     124,581,902     22,569    124,559,333     124,581,902
VALIC Company I International
  Growth Fund                        391,364,515        (36,134)     391,328,381    360,609    390,967,772     391,328,381
VALIC Company I International
  Value Fund                         618,086,153        (53,351)     618,032,802     60,513    617,972,289     618,032,802
VALIC Company I Large Cap
  Core Fund                          130,697,495        (13,262)     130,684,233     18,435    130,665,798     130,684,233
VALIC Company I Large Capital
  Growth Fund                        399,187,237        (23,447)     399,163,790    107,265    399,056,525     399,163,790
VALIC Company I Mid Cap
  Index Fund                       2,818,913,486       (256,294)   2,818,657,192  1,340,772  2,817,316,420   2,818,657,192
VALIC Company I Mid Cap
  Strategic Growth Fund              239,960,372        (11,725)     239,948,647     46,561    239,902,086     239,948,647
VALIC Company I Nasdaq-100
  Index Fund                         393,949,573        (22,966)     393,926,607     91,330    393,835,277     393,926,607
VALIC Company I Science &
  Technology Fund                  1,141,761,297        (59,991)   1,141,701,306    869,786  1,140,831,520   1,141,701,306
VALIC Company I Small Cap
  Aggressive Growth Fund             133,405,070         (7,947)     133,397,123     10,844    133,386,279     133,397,123
VALIC Company I Small Cap
  Fund                               262,701,359        (18,175)     262,683,184    203,020    262,480,164     262,683,184
VALIC Company I Small Cap
  Index Fund                       1,010,894,398        (85,185)   1,010,809,213    574,877  1,010,234,336   1,010,809,213
VALIC Company I Small Cap
  Special Values Fund                191,957,388         (6,117)     191,951,271     74,839    191,876,432     191,951,271
VALIC Company I Small Mid
  Growth Fund                        100,977,535         (5,283)     100,972,252      9,767    100,962,485     100,972,252
VALIC Company I Stock Index
  Fund                             4,114,195,079       (860,901)   4,113,334,178  4,234,972  4,109,099,206   4,113,334,178
VALIC Company I Value Fund            71,098,621        (12,861)      71,085,760      3,676     71,082,084      71,085,760
VALIC Company II Aggressive
  Growth Lifestyle Fund              528,960,115        (53,336)     528,906,779     58,157    528,848,622     528,906,779
VALIC Company II Capital
  Appreciation Fund                   41,221,562         (4,252)      41,217,310         --     41,217,310      41,217,310
VALIC Company II Conservative
  Growth Lifestyle Fund              304,418,941        (27,469)     304,391,472    338,102    304,053,370     304,391,472
VALIC Company II Core Bond
  Fund                             1,260,041,082        (84,932)   1,259,956,150      9,146  1,259,947,004   1,259,956,150
VALIC Company II Government
  Money Market II Fund               116,841,292         (5,746)     116,835,546     22,054    116,813,492     116,835,546
VALIC Company II High Yield
  Bond Fund                          437,211,460        (30,898)     437,180,562     27,952    437,152,610     437,180,562
VALIC Company II International
  Opportunities Fund                 500,355,093        (38,603)     500,316,490     69,738    500,246,752     500,316,490
VALIC Company II Large Cap
  Value Fund                         156,191,108        (20,631)     156,170,477         --    156,170,477     156,170,477
VALIC Company II Mid Cap
  Growth Fund                        176,643,357        (10,409)     176,632,948     15,502    176,617,446     176,632,948
VALIC Company II Mid Cap
  Value Fund                         617,832,911        (49,839)     617,783,072    129,179    617,653,893     617,783,072
VALIC Company II Moderate
  Growth Lifestyle Fund              853,705,475        (65,987)     853,639,488    107,826    853,531,662     853,639,488
VALIC Company II Small Cap
  Growth Fund                        143,348,153        (14,489)     143,333,664      8,571    143,325,093     143,333,664
VALIC Company II Small Cap
  Value Fund                         323,588,289        (25,251)     323,563,038    130,010    323,433,028     323,563,038
VALIC Company II Socially
  Responsible Fund                   627,129,468        (75,551)     627,053,917     52,031    627,001,886     627,053,917
VALIC Company II Strategic
  Bond Fund                          604,394,773        (75,701)     604,319,072    138,918    604,180,154     604,319,072
Vanguard LifeStrategy
  Conservative Growth Fund
  Investor Shares                     88,199,199         (6,104)      88,193,095         --     88,193,095      88,193,095
Vanguard LifeStrategy Growth
  Fund Investor Shares               230,123,607        (17,664)     230,105,943      8,344    230,097,599     230,105,943
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        233,735,149        (18,998)     233,716,151      8,815    233,707,336     233,716,151
Vanguard Long-Term Investment-
  Grade Fund Investor Shares         213,685,509        (21,757)     213,663,752      5,643    213,658,109     213,663,752
Vanguard Long-Term Treasury
  Fund Investor Shares               193,899,965        (16,681)     193,883,284     49,285    193,833,999     193,883,284
Vanguard Wellington Fund
  Investor Shares                  1,769,636,754        (96,233)   1,769,540,521  9,932,343  1,759,608,178   1,769,540,521
Vanguard Windsor II Fund
  Investor Shares                  1,473,565,085        (94,956)   1,473,470,129    469,042  1,473,001,087   1,473,470,129

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2018

                                                                               Net Asset
                                                                               Value per Shares at Fair Cost of Shares
Sub-accounts                                                          Shares     Share       Value           Held      Level*
------------                                                        ---------- --------- -------------- -------------- ------
American Beacon Bridgeway Large Cap Growth Fund Investor Class       2,285,331  $25.05    $ 57,247,538   $ 67,264,225    1
AST SA BlackRock Multi-Asset Income Portfolio Class 3                  163,524    5.86         958,252      1,047,356    1
AST SA PGI Asset Allocation Portfolio Class 3                            3,338   12.48          41,659         48,305    1
AST SA Wellington Capital Appreciation Portfolio Class 3                34,187   37.08       1,267,646      1,341,136    1
AST SA Wellington Government and Quality Bond Portfolio Class 3        180,837   14.68       2,654,685      2,714,603    1
AST SA Wellington Strategic Multi-Asset Portfolio Class 3               83,553    7.10         593,223        674,071    1
Ariel Appreciation Fund Investor Class                               6,653,800   38.61     256,903,220    322,141,521    1
Ariel Fund Investor Class                                            6,327,736   55.32     350,050,369    348,235,626    1
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2                1,506    6.32           9,518         10,629    1
FTVIP Franklin Income VIP Fund Class 2                                  59,497   14.74         876,990        902,262    1
Goldman Sachs VIT Government Money Market Fund Service Class           298,497    1.00         298,497        298,497    1
Invesco V. I. Balanced-Risk Commodity Strategy Fund Class R5        21,944,409    6.26     137,372,002    167,332,421    1
Invesco V.I. Comstock Fund Series II                                    62,815   16.06       1,008,813      1,131,623    1
Invesco V.I. Growth and Income Fund Series II                           68,811   17.48       1,202,823      1,402,818    1
Lord Abbett Growth and Income Portfolio Class VC                         6,019   30.65         184,486        207,878    1
SST SA Allocation Balanced Portfolio Class 3                           156,470    9.00       1,408,234      1,634,968    1
SST SA Allocation Growth Portfolio Class 3                             254,107   11.90       3,023,874      3,541,725    1
SST SA Allocation Moderate Growth Portfolio Class 3                    274,979    9.18       2,524,310      3,109,513    1
SST SA Allocation Moderate Portfolio Class 3                           319,534    9.37       2,994,037      3,492,112    1
SST SA Putnam Asset Allocation Diversified Growth Portfolio
  Class 3                                                              115,207   10.60       1,221,197      1,423,836    1
SST SA Wellington Real Return Portfolio Class 3                        173,437    9.25       1,604,289      1,666,445    1
SAST SA AB Growth Portfolio Class 3                                     32,150   38.99       1,253,539      1,347,984    1
SAST SA AB Small & Mid Cap Value Portfolio Class 3                      60,097   12.41         745,809      1,018,052    1
SAST SA American Funds Asset Allocation Portfolio Class 3            1,911,678   12.93      24,717,992     27,455,282    1
SAST SA American Funds Global Growth Portfolio Class 3                 176,002    9.16       1,612,180      2,076,566    1
SAST SA American Funds Growth Portfolio Class 3                        228,184    9.24       2,108,423      2,826,033    1
SAST SA American Funds Growth-Income Portfolio Class 3                 328,952    9.54       3,138,200      3,962,884    1
SAST SA American Funds VCP Managed Asset Allocation Portfolio
  Class 3                                                            3,632,785   12.67      46,027,384     48,669,138    1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3           2,431,047   10.08      24,504,957     26,499,797    1
SAST SA Columbia Technology Portfolio Class 3                           75,382    5.27         397,262        502,754    1
SAST SA DFA Ultra Short Bond Portfolio Class 3                          77,587   10.39         806,132        804,481    1
SAST SA Dogs of Wall Street Portfolio Class 3                          160,565   12.38       1,987,793      2,195,924    1
SAST SA Federated Corporate Bond Portfolio Class 3                     249,262   12.35       3,078,380      3,302,979    1
SAST SA Fidelity Institutional AM(R) Real Estate Portfolio Class 3       7,740   11.16          86,373        107,496    1
SAST SA Fixed Income Index Portfolio Class 3                            65,776    9.87         649,206        658,776    1
SAST SA Fixed Income Intermediate Index Portfolio Class 3               19,398    9.78         189,717        190,370    1
SAST SA Franklin Small Company Value Portfolio Class 3                  20,935   17.37         363,633        469,082    1
SAST SA Global Index Allocation 60-40 Portfolio Class 3                 10,410   13.73         142,933        149,500    1
SAST SA Global Index Allocation 75-25 Portfolio Class 3                 28,704   13.46         386,354        429,681    1
SAST SA Global Index Allocation 90-10 Portfolio Class 3                 63,671   13.16         837,909        934,749    1
SAST SA Goldman Sachs Global Bond Portfolio Class 3                    162,172   10.29       1,668,747      1,768,516    1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3            14,858    9.20         136,695        147,545    1
SAST SA Index Allocation 60-40 Portfolio Class 3                       196,242   10.05       1,972,231      2,151,272    1
SAST SA Index Allocation 80-20 Portfolio Class 3                       571,701   10.09       5,768,462      6,405,224    1
SAST SA Index Allocation 90-10 Portfolio Class 3                     2,247,550   10.11      22,722,729     25,606,701    1
SAST SA International Index Portfolio Class 3                            9,249    9.68          89,535        105,077    1
SAST SA Invesco Growth Opportunities Portfolio Class 3                  17,045    7.27         123,918        148,241    1
SAST SA Invesco VCP Equity-Income Portfolio Class 3                  1,640,443   11.54      18,930,708     20,257,151    1
SAST SA Janus Focused Growth Portfolio Class 3                          28,806   12.20         351,431        347,003    1
SAST SA JPMorgan Diversified Balanced Portfolio Class 3                 92,273   17.22       1,588,947      1,812,284    1
SAST SA JPMorgan Emerging Markets Portfolio Class 3                     50,000    7.21         360,497        370,666    1
SAST SA JPMorgan Equity-Income Portfolio Class 3                        40,831   31.35       1,280,047      1,312,266    1
SAST SA JPMorgan Global Equities Portfolio Class 3                       2,507   17.27          43,291         55,284    1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                       445,468    8.60       3,831,021      3,936,295    1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3                       15,953   14.47         230,844        274,357    1
SAST SA Large Cap Growth Index Portfolio Class 3                           435   14.37           6,250          6,250    1
SAST SA Large Cap Index Portfolio Class 3                                6,166   20.02         123,447        139,975    1
SAST SA Large Cap Value Index Portfolio Class 3                            483   13.78           6,659          7,363    1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3                 43,328   18.43         798,527        906,293    1
SAST SA Legg Mason Tactical Opportunities Class 3                       11,935    9.52         113,623        122,920    1
SAST SA MFS Blue Chip Growth Portfolio Class 3                          57,232   11.35         649,578        628,984    1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3             60,100   20.58       1,236,852      1,273,593    1
SAST SA MFS Total Return Portfolio Class 3                              51,424   16.86         867,015        980,629    1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2018

                                                                         Net Asset
                                                                         Value per Shares at Fair Cost of Shares
Sub-accounts                                                   Shares      Share       Value           Held      Level*
------------                                                 ----------- --------- -------------- -------------- ------
SAST SA Mid Cap Index Portfolio Class 3                           18,949  $ 9.49   $      179,828 $      213,427   1
SAST SA Morgan Stanley International Equities Portfolio
  Class 3                                                         75,556    8.99          679,245        703,627   1
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3       48,979   19.32          946,281        956,537   1
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3          2,407,920    9.44       22,730,769     26,433,015   1
SAST SA PineBridge High-Yield Bond Portfolio Class 3             137,163    5.12          702,275        776,443   1
SAST SA Putnam International Growth and Income Portfolio
  Class 3                                                         11,143    8.95           99,729        107,791   1
SAST SA Schroders VCP Global Allocation Portfolio Class 3      1,508,643    9.94       14,995,909     16,925,610   1
SAST SA Small Cap Index Portfolio Class 3                         19,378    9.55          185,063        226,726   1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio
  Class 3                                                         65,616    9.59          629,258        686,311   1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3           2,345,354   10.67       25,024,929     27,023,956   1
SAST SA Templeton Foreign Value Portfolio Class 3                 42,575   13.13          559,006        627,857   1
SAST SA VCP Dynamic Allocation Portfolio Class 3               5,597,697   11.27       63,086,048     69,961,292   1
SAST SA VCP Dynamic Strategy Portfolio Class 3                 4,703,067   11.45       53,850,121     59,006,295   1
SAST SA VCP Index Allocation Portfolio Class 3                   831,109    9.32        7,745,940      8,692,148   1
SAST SA WellsCap Aggressive Growth Portfolio Class 3              13,399   17.19          230,325        272,876   1
T Rowe Price Retirement 2015 Advisor Class                       786,999   12.97       10,207,382     11,739,378   1
T Rowe Price Retirement 2020 Advisor Class                     1,450,359   19.39       28,122,468     31,392,375   1
T Rowe Price Retirement 2025 Advisor Class                     1,915,116   15.35       29,397,030     32,041,574   1
T Rowe Price Retirement 2030 Advisor Class                     1,341,757   22.11       29,666,252     32,843,072   1
T Rowe Price Retirement 2035 Advisor Class                     1,423,597   16.18       23,033,792     25,187,693   1
T Rowe Price Retirement 2040 Advisor Class                     1,010,940   22.84       23,089,859     25,468,456   1
T Rowe Price Retirement 2045 Advisor Class                       996,831   15.56       15,510,696     17,270,879   1
T Rowe Price Retirement 2050 Advisor Class                     1,033,535   13.08       13,518,633     14,998,983   1
T Rowe Price Retirement 2055 Advisor Class                       435,560   13.28        5,784,232      6,419,287   1
T Rowe Price Retirement 2060 Advisor Class                       324,199   10.52        3,410,577      3,843,771   1
VALIC Company I Asset Allocation Fund                         13,840,241   10.36      143,384,902    153,010,280   1
VALIC Company I Blue Chip Growth Fund                         35,600,832   19.11      680,331,893    480,893,872   1
VALIC Company I Broad Cap Value Fund                           2,855,825   14.40       41,123,881     42,438,414   1
VALIC Company I Capital Conservation Fund                     15,773,663    9.63      151,900,374    155,083,463   1
VALIC Company I Core Equity Fund                              10,251,465   21.40      219,381,346    124,005,327   1
VALIC Company I Dividend Value Fund                           60,621,938   11.73      711,095,327    739,306,143   1
VALIC Company I Dynamic Allocation Fund                       18,135,901   11.48      208,200,145    206,813,304   1
VALIC Company I Emerging Economies Fund                       84,287,371    7.52      633,841,030    642,198,580   1
VALIC Company I Global Real Estate Fund                       43,731,961    7.26      317,494,034    347,261,477   1
VALIC Company I Global Social Awareness Fund                  14,058,942   23.77      334,181,048    235,250,504   1
VALIC Company I Global Strategy Fund                          29,718,712   11.16      331,660,830    333,892,508   1
VALIC Company I Government Money Market I Fund               326,773,782    1.00      326,773,782    326,773,782   1
VALIC Company I Government Securities Fund                     9,796,223   10.40      101,880,716    105,210,194   1
VALIC Company I Growth & Income Fund                           5,072,973   20.80      105,517,832     73,536,761   1
VALIC Company I Growth Fund                                   71,673,410   15.77    1,130,289,674    999,531,268   1
VALIC Company I Health Sciences Fund                          36,232,372   19.51      706,893,579    727,980,645   1
VALIC Company I Inflation Protected Fund                      55,492,187   10.73      595,431,166    616,694,661   1
VALIC Company I International Equities Index Fund            140,694,367    6.48      911,699,499    955,765,258   1
VALIC Company I International Government Bond Fund            10,806,317   11.53      124,596,829    124,380,992   1
VALIC Company I International Growth Fund                     30,503,859   12.83      391,364,515    325,831,233   1
VALIC Company I International Value Fund                      69,059,905    8.95      618,086,153    564,353,208   1
VALIC Company I Large Cap Core Fund                           12,079,251   10.82      130,697,495    140,356,645   1
VALIC Company I Large Capital Growth Fund                     27,492,234   14.52      399,187,237    297,453,927   1
VALIC Company I Mid Cap Index Fund                           116,773,550   24.14    2,818,913,486  2,540,701,254   1
VALIC Company I Mid Cap Strategic Growth Fund                 16,886,726   14.21      239,960,372    194,006,371   1
VALIC Company I Nasdaq-100 Index Fund                         30,970,878   12.72      393,949,573    280,416,323   1
VALIC Company I Science & Technology Fund                     42,224,900   27.04    1,141,761,297    710,290,783   1
VALIC Company I Small Cap Aggressive Growth Fund              10,015,396   13.32      133,405,070    130,399,600   1
VALIC Company I Small Cap Fund                                26,139,439   10.05      262,701,359    261,647,312   1
VALIC Company I Small Cap Index Fund                          53,317,215   18.96    1,010,894,398    863,268,872   1
VALIC Company I Small Cap Special Values Fund                 16,462,898   11.66      191,957,388    181,769,838   1
VALIC Company I Small Mid Growth Fund                          8,163,099   12.37      100,977,535     97,228,323   1
VALIC Company I Stock Index Fund                             111,465,594   36.91    4,114,195,079  3,080,348,839   1
VALIC Company I Value Fund                                     4,361,879   16.30       71,098,621     47,320,925   1
VALIC Company II Aggressive Growth Lifestyle Fund             53,161,821    9.95      528,960,115    539,306,022   1
VALIC Company II Capital Appreciation Fund                     2,419,106   17.04       41,221,562     35,902,466   1
VALIC Company II Conservative Growth Lifestyle Fund           26,586,807   11.45      304,418,941    325,359,714   1
VALIC Company II Core Bond Fund                              117,650,895   10.71    1,260,041,082  1,288,991,857   1
VALIC Company II Government Money Market II Fund             116,841,292    1.00      116,841,292    116,841,285   1
VALIC Company II High Yield Bond Fund                         60,639,592    7.21      437,211,460    461,656,482   1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2018


                                                                       Net Asset
                                                                       Value per Shares at Fair Cost of Shares
Sub-accounts                                                  Shares     Share       Value           Held      Level*
------------                                                ---------- --------- -------------- -------------- ------
VALIC Company II International Opportunities Fund           29,006,092  $17.25   $  500,355,093 $  410,373,726   1
VALIC Company II Large Cap Value Fund                        7,993,404   19.54      156,191,108    119,769,891   1
VALIC Company II Mid Cap Growth Fund                        20,303,834    8.70      176,643,357    199,450,503   1
VALIC Company II Mid Cap Value Fund                         34,059,146   18.14      617,832,911    684,245,339   1
VALIC Company II Moderate Growth Lifestyle Fund             63,284,320   13.49      853,705,475    874,751,842   1
VALIC Company II Small Cap Growth Fund                       8,026,212   17.86      143,348,153    142,502,181   1
VALIC Company II Small Cap Value Fund                       26,329,397   12.29      323,588,289    384,481,898   1
VALIC Company II Socially Responsible Fund                  31,092,190   20.17      627,129,468    407,671,913   1
VALIC Company II Strategic Bond Fund                        56,591,271   10.68      604,394,773    633,263,129   1
Vanguard LifeStrategy Conservative Growth Fund Investor
  Shares                                                     4,724,113   18.67       88,199,199     86,915,699   1
Vanguard LifeStrategy Growth Fund Investor Shares            7,655,476   30.06      230,123,607    184,751,372   1
Vanguard LifeStrategy Moderate Growth Fund Investor Shares   9,424,804   24.80      233,735,149    205,786,207   1
Vanguard Long-Term Investment-Grade Fund Investor Shares    22,328,684    9.57      213,685,509    233,411,765   1
Vanguard Long-Term Treasury Fund Investor Shares            16,390,530   11.83      193,899,965    208,033,734   1
Vanguard Wellington Fund Investor Shares                    47,673,404   37.12    1,769,636,754  1,536,269,559   1
Vanguard Windsor II Fund Investor Shares                    47,351,063   31.12    1,473,565,085  1,317,114,132   1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                   American      American      AST SA                  AST SA
                                                                    Beacon        Beacon      BlackRock  AST SA PGI  Wellington
                                                                  Bridgeway    Holland Large Multi-Asset   Asset      Capital
                                                                  Large Cap     Cap Growth     Income    Allocation Appreciation
                                                                 Growth Fund   Fund Investor  Portfolio  Portfolio   Portfolio
                                                                Investor Class     Class       Class 3    Class 3     Class 3
                                                                -------------- ------------- ----------- ---------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                     $    55,186   $         --   $ 46,487    $ 1,003    $       --
   Mortality and expense risk and administrative charges            (778,501)           (10)    (9,265)      (464)      (18,369)
   Reimbursements of expenses                                        132,654              2         --         --            --
                                                                 -----------   ------------   --------    -------    ----------
   Net investment income (loss)                                     (590,661)            (8)    37,222        539       (18,369)
   Net realized gain (loss)                                          521,440           (478)    (3,835)      (107)       79,922
   Capital gain distribution from mutual funds                     5,448,524             --      3,987      2,090       184,180
   Change in unrealized appreciation (depreciation) of
     investments                                                  (9,590,844)           478    (81,786)    (5,261)     (200,464)
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets from operations                 (4,211,541)            (8)   (44,412)    (2,739)       45,269
                                                                 -----------   ------------   --------    -------    ----------
From contract transactions:
   Payments received from contract owners                          1,429,326            153    491,020      8,036       160,757
   Payments for contract benefits or terminations                 (5,250,337)           895    (22,099)        --       (17,527)
   Transfers between sub-accounts (including fixed account),
     net                                                          (1,120,778)       (68,791)    83,325      3,583       (46,479)
   Contract maintenance charges                                      (57,403)            74     (6,967)      (349)       (2,423)
   Adjustments to net assets allocated to contracts in payout
     period                                                           10,772        (10,917)        --         --            --
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets from contract transactions      (4,988,420)       (78,586)   545,279     11,270        94,328
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets                                 (9,199,961)       (78,594)   500,867      8,531       139,597
Net assets at beginning of period                                 66,441,706         78,594    457,385     33,128     1,128,049
                                                                 -----------   ------------   --------    -------    ----------
Net assets at end of period                                      $57,241,745   $         --   $958,252    $41,659    $1,267,646
                                                                 ===========   ============   ========    =======    ==========
Beginning units                                                   65,555,598         30,239     38,503      1,804        36,697
Units issued                                                       3,948,021            372     53,873        647         8,229
Units redeemed                                                    (8,634,407)       (30,611)    (7,531)       (54)       (2,707)
                                                                 -----------   ------------   --------    -------    ----------
Ending units                                                      60,869,212             --     84,845      2,397        42,219
                                                                 ===========   ============   ========    =======    ==========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                     $        --   $     19,370   $  8,362    $   790    $       --
   Mortality and expense risk and administrative charges             (12,917)      (707,223)    (3,216)      (211)      (14,447)
   Reimbursements of expenses                                             --        152,518         --         --            --
                                                                 -----------   ------------   --------    -------    ----------
   Net investment income (loss)                                      (12,917)      (535,335)     5,146        579       (14,447)
   Net realized gain (loss)                                           (1,922)    (9,411,325)      (478)        (3)       (1,925)
   Capital gain distribution from mutual funds                            --     27,844,534         --      2,615        89,918
   Change in unrealized appreciation (depreciation) of
     investments                                                    (425,843)    (3,816,064)     4,044     (1,384)      197,488
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets from operations                   (440,682)    14,081,810      8,712      1,807       271,034
                                                                 -----------   ------------   --------    -------    ----------
From contract transactions:
   Payments received from contract owners                             74,749      1,236,352    256,732         --        11,337
   Payments for contract benefits or terminations                   (315,922)    (4,545,378)        --         --       (22,037)
   Transfers between sub-accounts (including fixed account),
     net                                                          67,130,613    (68,039,738)    99,164     31,544         1,785
   Contract maintenance charges                                       (7,052)       (56,627)    (2,826)      (223)       (2,858)
   Adjustments to net assets allocated to contracts in payout
     period                                                               --            108         --         --            --
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets from contract transactions      66,882,388    (71,405,283)   353,070     31,321       (11,773)
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets                                 66,441,706    (57,323,473)   361,782     33,128       259,261
Net assets at beginning of period                                         --     57,402,067     95,603         --       868,788
                                                                 -----------   ------------   --------    -------    ----------
Net assets at end of period                                      $66,441,706   $     78,594   $457,385    $33,128    $1,128,049
                                                                 ===========   ============   ========    =======    ==========
Beginning units                                                           --     32,266,230      8,433         --        36,912
Units issued                                                      66,241,932      1,328,901     30,370      1,819         2,787
Units redeemed                                                      (686,334)   (33,564,892)      (300)       (15)       (3,002)
                                                                 -----------   ------------   --------    -------    ----------
Ending units                                                      65,555,598         30,239     38,503      1,804        36,697
                                                                 ===========   ============   ========    =======    ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                   AST SA                  AST SA
                                 Wellington     AST SA   Wellington      AST SA
                                 Government   Wellington  Natural      Wellington        Ariel
                                and Quality     Growth   Resources  Strategic Multi- Appreciation
                               Bond Portfolio Portfolio  Portfolio  Asset Portfolio  Fund Investor
                                  Class 3      Class 3    Class 3       Class 3          Class
                               -------------- ---------- ---------- ---------------- -------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                     $   49,070    $    985   $  1,165      $  7,433     $   2,790,277
   Mortality and expense risk
     and administrative
     charges                        (33,188)       (349)      (319)       (5,617)       (4,191,710)
   Reimbursements of expenses            --          --         --            --           878,612
                                 ----------    --------   --------      --------     -------------
   Net investment income
     (loss)                          15,882         636        846         1,816          (522,821)
   Net realized gain (loss)          (8,420)    (21,778)     4,431        (6,858)       (5,608,482)
   Capital gain distribution
     from mutual funds                  953      22,674         --        24,868        16,889,423
   Change in unrealized
     appreciation
     (depreciation) of
     investments                    (36,665)       (459)    (4,243)      (85,027)      (59,185,096)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets from operations            (28,250)      1,073      1,034       (65,201)      (48,426,976)
                                 ----------    --------   --------      --------     -------------
From contract transactions:
   Payments received from
     contract owners                332,858      42,669         --       499,699         9,684,911
   Payments for contract
     benefits or terminations       (97,220)         --         --        (1,719)      (31,282,227)
   Transfers between
     sub-accounts (including
     fixed account), net            265,211     (49,864)   (28,972)       (4,247)      (44,000,898)
   Contract maintenance
     charges                        (13,620)         --         --        (4,984)          (83,422)
   Adjustments to net assets
     allocated to contracts
     in payout period                    --          --         --            --           (15,352)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets from contract
  transactions                      487,229      (7,195)   (28,972)      488,749       (65,696,988)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets                            458,979      (6,122)   (27,938)      423,548      (114,123,964)
Net assets at beginning of
  period                          2,195,706       6,122     27,938       169,675       371,011,142
                                 ----------    --------   --------      --------     -------------
Net assets at end of period      $2,654,685    $     --   $     --      $593,223     $ 256,887,178
                                 ==========    ========   ========      ========     =============
Beginning units                     177,337         331      2,950        14,929        98,592,900
Units issued                         62,167       2,357        215        51,013         5,290,704
Units redeemed                      (22,240)     (2,688)    (3,165)       (8,688)      (23,031,335)
                                 ----------    --------   --------      --------     -------------
Ending units                        217,264          --         --        57,254        80,852,269
                                 ==========    ========   ========      ========     =============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                     $   27,778    $     44   $    590      $    210     $   2,993,206
   Mortality and expense risk
     and administrative
     charges                        (22,764)        (46)      (288)         (500)       (4,959,692)
   Reimbursements of expenses            --          --         --            --         1,028,539
                                 ----------    --------   --------      --------     -------------
   Net investment income
     (loss)                           5,014          (2)       302          (290)         (937,947)
   Net realized gain (loss)            (497)          4        387           331        38,275,702
   Capital gain distribution
     from mutual funds                   --          --         --            --        41,167,708
   Change in unrealized
     appreciation
     (depreciation) of
     investments                     15,001         459      2,880         4,180       (25,807,271)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets from operations             19,518         461      3,569         4,221        52,698,192
                                 ----------    --------   --------      --------     -------------
From contract transactions:
   Payments received from
     contract owners                479,172          --      5,000       144,233        20,156,089
   Payments for contract
     benefits or terminations       (59,050)         --         --       (13,694)      (35,074,454)
   Transfers between
     sub-accounts (including
     fixed account), net            335,698       5,661      5,894        35,252       (82,206,865)
   Contract maintenance
     charges                         (7,819)         --         (2)         (337)         (106,738)
   Adjustments to net assets
     allocated to contracts
     in payout period                    --          --         --            --           (15,384)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets from contract
  transactions                      748,001       5,661     10,892       165,454       (97,247,352)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets                            767,519       6,122     14,461       169,675       (44,549,160)
Net assets at beginning of
  period                          1,428,187          --     13,477            --       415,560,302
                                 ----------    --------   --------      --------     -------------
Net assets at end of period      $2,195,706    $  6,122   $ 27,938      $169,675     $ 371,011,142
                                 ==========    ========   ========      ========     =============
Beginning units                     117,329          --      1,604            --       125,520,695
Units issued                         65,596         331      1,578        16,177         5,032,084
Units redeemed                       (5,588)         --       (232)       (1,248)      (31,959,879)
                                 ----------    --------   --------      --------     -------------
Ending units                        177,337         331      2,950        14,929        98,592,900
                                 ==========    ========   ========      ========     =============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                                        Goldman
                                                                        FTVIP Franklin                 Sachs VIT   Invesco V. I.
                                                                           Founding                    Government  Balanced-Risk
                                                                            Funds      FTVIP Franklin Money Market   Commodity
                                                           Ariel Fund   Allocation VIP   Income VIP   Fund Service Strategy Fund
                                                         Investor Class  Fund Class 2   Fund Class 2     Class       Class R5
                                                         -------------- -------------- -------------- ------------ -------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                             $   3,692,089     $   135       $  43,220    $     6,161  $    375,042
   Mortality and expense risk and administrative
     charges                                                (5,067,638)        (79)        (11,615)        (5,422)   (1,779,300)
   Reimbursements of expenses                                1,084,812          --              --             --            --
                                                         -------------     -------       ---------    -----------  ------------
   Net investment income (loss)                               (290,737)         56          31,605            739    (1,404,258)
   Net realized gain (loss)                                 32,461,869         (14)          2,478             --   (17,496,898)
   Capital gain distribution from mutual funds              29,977,215         106              --             --        26,630
   Change in unrealized appreciation (depreciation)
     of investments                                       (120,797,338)     (1,361)        (84,805)            --    (3,614,834)
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets from operations          (58,648,991)     (1,213)        (50,722)           739   (22,489,360)
                                                         -------------     -------       ---------    -----------  ------------
From contract transactions:
   Payments received from contract owners                   10,737,382       6,462          37,500        955,499    11,585,177
   Payments for contract benefits or terminations          (37,975,533)         --         (36,757)      (216,241)  (19,387,927)
   Transfers between sub-accounts (including fixed
     account), net                                         (10,579,461)        150         187,687       (690,021)  (35,092,964)
   Contract maintenance charges                               (181,022)         (5)           (107)        (2,192)      (45,298)
   Adjustments to net assets allocated to contracts in
     payout period                                               1,745          --              --             --           311
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets from contract
  transactions                                             (37,996,889)      6,607         188,323         47,045   (42,940,701)
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets                          (96,645,880)      5,394         137,601         47,784   (65,430,061)
Net assets at beginning of period                          446,661,921       4,124         739,389        250,713   202,795,328
                                                         -------------     -------       ---------    -----------  ------------
Net assets at end of period                              $ 350,016,041     $ 9,518       $ 876,990    $   298,497  $137,365,267
                                                         =============     =======       =========    ===========  ============
Beginning units                                            113,721,677         283          52,202         25,497   301,492,189
Units issued                                                 3,984,087         459           7,984        125,675     5,715,755
Units redeemed                                             (13,078,591)        (11)         (6,794)      (120,853)  (72,983,889)
                                                         -------------     -------       ---------    -----------  ------------
Ending units                                               104,627,173         731          53,392         30,319   234,224,055
                                                         =============     =======       =========    ===========  ============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                             $   3,018,644     $   100       $  28,428    $     1,687  $     66,040
   Mortality and expense risk and administrative
     charges                                                (5,102,412)        (49)         (9,366)        (4,548)   (1,900,230)
   Reimbursements of expenses                                1,079,854          --              --             --            --
                                                         -------------     -------       ---------    -----------  ------------
   Net investment income (loss)                             (1,003,914)         51          19,062         (2,861)   (1,834,190)
   Net realized gain (loss)                                 38,658,873           2          16,915             --   (10,250,240)
   Capital gain distribution from mutual funds              23,871,580         154              --             --            --
   Change in unrealized appreciation (depreciation)
     of investments                                           (912,128)        167          18,672             --    20,239,135
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets from operations           60,614,411         374          54,649         (2,861)    8,154,705
                                                         -------------     -------       ---------    -----------  ------------
From contract transactions:
   Payments received from contract owners                   11,203,387          --         284,054      1,626,188    12,782,594
   Payments for contract benefits or terminations          (34,498,582)         --        (160,083)        (5,299)  (17,613,140)
   Transfers between sub-accounts (including fixed
     account), net                                         (28,680,866)        256         (84,799)    (1,541,594)    4,422,860
   Contract maintenance charges                               (216,961)         (5)            (90)        (1,085)      (69,343)
   Adjustments to net assets allocated to contracts in
     payout period                                                (944)         --              --             --         1,362
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets from contract
  transactions                                             (52,193,966)        251          39,082         78,210      (475,667)
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets                            8,420,445         625          93,731         75,349     7,679,038
Net assets at beginning of period                          438,241,476       3,499         645,658        175,364   195,116,290
                                                         -------------     -------       ---------    -----------  ------------
Net assets at end of period                              $ 446,661,921     $ 4,124       $ 739,389    $   250,713  $202,795,328
                                                         =============     =======       =========    ===========  ============
Beginning units                                            127,747,087         266          46,142         17,691   301,402,901
Units issued                                                 1,381,299          17          17,692        168,850    30,416,078
Units redeemed                                             (15,406,709)         --         (11,632)      (161,044)  (30,326,790)
                                                         -------------     -------       ---------    -----------  ------------
Ending units                                               113,721,677         283          52,202         25,497   301,492,189
                                                         =============     =======       =========    ===========  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                   Lord Abbett   SST SA      SST SA
                                                      Invesco V.I. Growth and  Allocation  Allocation
                                        Invesco V.I.   Growth and    Income     Balanced     Growth
                                          Comstock    Income Fund   Portfolio  Portfolio   Portfolio
                                       Fund Series II  Series II    Class VC    Class 3     Class 3
                                       -------------- ------------ ----------- ----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                             $   16,533    $   24,449   $  2,783   $   67,553  $  111,454
   Mortality and expense risk and
     administrative charges                 (16,324)      (18,834)    (2,163)     (18,239)    (30,778)
                                         ----------    ----------   --------   ----------  ----------
   Net investment income (loss)                 209         5,615        620       49,314      80,676
   Net realized gain (loss)                   5,265         2,001        335       (1,344)      6,907
   Capital gain distribution from
     mutual funds                           113,718       128,527     15,398      130,751     237,125
   Change in unrealized appreciation
     (depreciation) of investments         (272,817)     (339,779)   (35,426)    (254,118)   (620,124)
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets
  from operations                          (153,625)     (203,636)   (19,073)     (75,397)   (295,416)
                                         ----------    ----------   --------   ----------  ----------
From contract transactions:
   Payments received from contract
     owners                                  12,511        79,435     40,825      429,934   1,709,023
   Payments for contract benefits or
     terminations                           (26,888)      (32,862)        --      (14,921)   (115,598)
   Transfers between sub-accounts
     (including fixed account), net          32,387        50,255     38,038       21,357     234,714
   Contract maintenance charges              (3,755)       (4,504)       (54)        (995)    (11,721)
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets
  from contract transactions                 14,255        92,324     78,809      435,375   1,816,418
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets          (139,370)     (111,312)    59,736      359,978   1,521,002
Net assets at beginning of period         1,148,183     1,314,135    124,750    1,048,256   1,502,872
                                         ----------    ----------   --------   ----------  ----------
Net assets at end of period              $1,008,813    $1,202,823   $184,486   $1,408,234  $3,023,874
                                         ==========    ==========   ========   ==========  ==========
Beginning units                              59,903        67,621      8,155       66,966      86,388
Units issued                                  3,382         7,448      3,741       29,760     114,294
Units redeemed                               (2,373)       (2,466)      (648)      (1,353)    (13,127)
                                         ----------    ----------   --------   ----------  ----------
Ending units                                 60,912        72,603     11,248       95,373     187,555
                                         ==========    ==========   ========   ==========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $   21,265    $   16,393   $  1,582   $   16,444  $   12,486
   Mortality and expense risk and
     administrative charges                 (14,877)      (17,219)    (1,310)     (13,688)    (11,824)
                                         ----------    ----------   --------   ----------  ----------
   Net investment income (loss)               6,388          (826)       272        2,756         662
   Net realized gain (loss)                   6,478           889        316      (14,107)      1,769
   Capital gain distribution from
     mutual funds                            46,587        52,749     11,529       34,102      29,087
   Change in unrealized appreciation
     (depreciation) of investments          101,060        92,463       (409)      57,363      95,231
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets
  from operations                           160,513       145,275     11,708       80,114     126,749
                                         ----------    ----------   --------   ----------  ----------
From contract transactions:
   Payments received from contract
     owners                                  25,994        24,304     41,668       55,318     703,946
   Payments for contract benefits or
     terminations                           (34,349)      (43,258)        --     (204,324)     (3,002)
   Transfers between sub-accounts
     (including fixed account), net          68,844       104,325    (19,855)     626,406     170,383
   Contract maintenance charges              (4,359)       (5,230)       (39)        (379)     (1,257)
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets
  from contract transactions                 56,130        80,141     21,774      477,021     870,070
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets           216,643       225,416     33,482      557,135     996,819
Net assets at beginning of period           931,540     1,088,719     91,268      491,121     506,053
                                         ----------    ----------   --------   ----------  ----------
Net assets at end of period              $1,148,183    $1,314,135   $124,750   $1,048,256  $1,502,872
                                         ==========    ==========   ========   ==========  ==========
Beginning units                              56,339        62,992      6,154       34,416      33,942
Units issued                                  7,920         8,339      2,086       85,392      54,076
Units redeemed                               (4,356)       (3,710)       (85)     (52,842)     (1,630)
                                         ----------    ----------   --------   ----------  ----------
Ending units                                 59,903        67,621      8,155       66,966      86,388
                                         ==========    ==========   ========   ==========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                          SST SA
                                                                 SST SA                Putnam Asset
                                                               Allocation    SST SA     Allocation    SST SA
                                                                Moderate   Allocation  Diversified  Wellington   SunAmerica
                                                                 Growth     Moderate      Growth    Real Return  2020 High
                                                               Portfolio   Portfolio    Portfolio    Portfolio   Watermark
                                                                Class 3     Class 3      Class 3      Class 3   Fund Class I
                                                               ----------  ----------  ------------ ----------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                   $  115,076  $  127,405   $   22,495  $   56,144  $        --
   Mortality and expense risk and administrative charges          (25,026)    (35,207)     (11,959)    (18,452)          --
                                                               ----------  ----------   ----------  ----------  -----------
   Net investment income (loss)                                    90,050      92,198       10,536      37,692           --
   Net realized gain (loss)                                        (8,507)       (410)        (967)     (3,557)          --
   Capital gain distribution from mutual funds                    319,378     303,100       46,478          --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                 (560,769)   (569,317)    (182,637)    (55,616)          --
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets from operations                (159,848)   (174,429)    (126,590)    (21,481)          --
                                                               ----------  ----------   ----------  ----------  -----------
From contract transactions:
   Payments received from contract owners                       1,246,693     877,883      773,358     655,645           --
   Payments for contract benefits or terminations                 (70,203)    (74,674)      (4,074)    (38,827)          --
   Transfers between sub-accounts (including fixed account),
     net                                                           74,263     166,805       89,531    (160,652)          --
   Contract maintenance charges                                    (6,355)    (12,713)     (11,364)    (10,707)          --
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets from contract transactions    1,244,398     957,301      847,451     445,459           --
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets                               1,084,550     782,872      720,861     423,978           --
Net assets at beginning of period                               1,439,760   2,211,165      500,336   1,180,311           --
                                                               ----------  ----------   ----------  ----------  -----------
Net assets at end of period                                    $2,524,310  $2,994,037   $1,221,197  $1,604,289  $        --
                                                               ==========  ==========   ==========  ==========  ===========
Beginning units                                                    88,920     136,804       41,090     102,432           --
Units issued                                                       86,398      65,991       76,937      64,563           --
Units redeemed                                                     (8,132)     (5,759)      (6,823)    (26,340)          --
                                                               ----------  ----------   ----------  ----------  -----------
Ending units                                                      167,186     197,036      111,204     140,655           --
                                                               ==========  ==========   ==========  ==========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $   18,044  $   30,096   $    7,396  $   23,810  $        --
   Mortality and expense risk and administrative charges          (16,548)    (20,756)      (1,671)    (10,395)     (71,804)
                                                               ----------  ----------   ----------  ----------  -----------
   Net investment income (loss)                                     1,496       9,340        5,725      13,415      (71,804)
   Net realized gain (loss)                                        (5,656)     (1,025)       2,100        (124)    (473,245)
   Capital gain distribution from mutual funds                     41,386      44,819       38,899          --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                   98,025     101,694      (20,003)     (8,425)     652,345
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets from operations                 135,251     154,828       26,721       4,866      107,296
                                                               ----------  ----------   ----------  ----------  -----------
From contract transactions:
   Payments received from contract owners                         692,171   1,182,202      346,112     480,827          475
   Payments for contract benefits or terminations                (205,142)    (19,512)     (26,585)    (28,128)    (346,128)
   Transfers between sub-accounts (including fixed account),
     net                                                           80,304      91,540      155,496     211,909   (7,091,815)
   Contract maintenance charges                                    (2,587)     (1,262)      (1,408)     (4,798)      (2,606)
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets from contract transactions      564,746   1,252,968      473,615     659,810   (7,440,074)
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets                                 699,997   1,407,796      500,336     664,676   (7,332,778)
Net assets at beginning of period                                 739,763     803,369           --     515,635    7,332,778
                                                               ----------  ----------   ----------  ----------  -----------
Net assets at end of period                                    $1,439,760  $2,211,165   $  500,336  $1,180,311  $        --
                                                               ==========  ==========   ==========  ==========  ===========
Beginning units                                                    52,648      56,236           --      45,485    6,492,610
Units issued                                                       53,758      81,927       49,137      59,893          272
Units redeemed                                                    (17,486)     (1,359)      (8,047)     (2,946)  (6,492,882)
                                                               ----------  ----------   ----------  ----------  -----------
Ending units                                                       88,920     136,804       41,090     102,432           --
                                                               ==========  ==========   ==========  ==========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                         SAST SA      SAST SA
                                                                           SAST SA AB   American      American     SAST SA
                                                               SAST SA AB  Small & Mid Funds Asset  Funds Global   American
                                                                 Growth     Cap Value  Allocation      Growth    Funds Growth
                                                               Portfolio    Portfolio   Portfolio    Portfolio    Portfolio
                                                                Class 3      Class 3     Class 3      Class 3      Class 3
                                                               ----------  ----------- -----------  ------------ ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                   $       --   $   2,692  $   625,303   $   18,934   $   19,680
   Mortality and expense risk and administrative charges           (8,309)     (9,933)    (231,867)     (17,665)     (21,500)
                                                               ----------   ---------  -----------   ----------   ----------
   Net investment income (loss)                                    (8,309)     (7,241)     393,436        1,269       (1,820)
   Net realized gain (loss)                                         6,942       8,134       32,357          255       (2,034)
   Capital gain distribution from mutual funds                     68,040     185,247    1,329,456      330,148      612,393
   Change in unrealized appreciation (depreciation) of
     investments                                                 (129,980)   (320,741)  (3,299,635)    (514,529)    (742,338)
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets from operations                 (63,307)   (134,601)  (1,544,386)    (182,857)    (133,799)
                                                               ----------   ---------  -----------   ----------   ----------
From contract transactions:
   Payments received from contract owners                         237,112      93,260   13,651,547      721,475    1,128,561
   Payments for contract benefits or terminations                 (27,709)    (35,047)    (244,459)     (32,104)     (39,366)
   Transfers between sub-accounts (including fixed account),
     net                                                          753,616     209,851    1,148,633      175,000      224,612
   Contract maintenance charges                                    (1,250)       (847)    (172,380)      (2,523)         (39)
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets from contract transactions      961,769     267,217   14,383,341      861,848    1,313,768
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets                                 898,462     132,616   12,838,955      678,991    1,179,969
Net assets at beginning of period                                 355,077     613,193   11,879,037      933,189      928,454
                                                               ----------   ---------  -----------   ----------   ----------
Net assets at end of period                                    $1,253,539   $ 745,809  $24,717,992   $1,612,180   $2,108,423
                                                               ==========   =========  ===========   ==========   ==========
Beginning units                                                    13,868      25,769      653,413       44,254       42,455
Units issued                                                       37,616      13,513      822,647       43,849       59,554
Units redeemed                                                     (2,433)     (1,738)     (32,533)      (2,447)      (3,323)
                                                               ----------   ---------  -----------   ----------   ----------
Ending units                                                       49,051      37,544    1,443,527       85,656       98,686
                                                               ==========   =========  ===========   ==========   ==========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $       --   $     576  $    66,695   $    7,640   $    3,217
   Mortality and expense risk and administrative charges           (3,709)     (5,588)     (82,769)     (10,849)      (9,347)
                                                               ----------   ---------  -----------   ----------   ----------
   Net investment income (loss)                                    (3,709)     (5,012)     (16,074)      (3,209)      (6,130)
   Net realized gain (loss)                                           326       1,055       17,651       (2,095)     (13,427)
   Capital gain distribution from mutual funds                     20,634      38,797      148,773       81,302       79,109
   Change in unrealized appreciation (depreciation) of
     investments                                                   54,238      12,596      632,590      118,876       87,223
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets from operations                  71,489      47,436      782,940      194,874      146,775
                                                               ----------   ---------  -----------   ----------   ----------
From contract transactions:
   Payments received from contract owners                           5,590      64,410    7,408,355       45,723      237,221
   Payments for contract benefits or terminations                  (9,763)     (9,427)    (183,815)     (20,448)     (41,056)
   Transfers between sub-accounts (including fixed account),
     net                                                           65,983     169,185    1,114,066       98,216       64,734
   Contract maintenance charges                                      (967)       (965)     (51,007)      (3,004)         (33)
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets from contract transactions       60,843     223,203    8,287,599      120,487      260,866
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets                                 132,332     270,639    9,070,539      315,361      407,641
Net assets at beginning of period                                 222,745     342,554    2,808,498      617,828      520,813
                                                               ----------   ---------  -----------   ----------   ----------
Net assets at end of period                                    $  355,077   $ 613,193  $11,879,037   $  933,189   $  928,454
                                                               ==========   =========  ===========   ==========   ==========
Beginning units                                                    11,303      16,090      180,815       37,883       30,147
Units issued                                                        4,032      10,589      490,926       10,463       15,003
Units redeemed                                                     (1,467)       (910)     (18,328)      (4,092)      (2,695)
                                                               ----------   ---------  -----------   ----------   ----------
Ending units                                                       13,868      25,769      653,413       44,254       42,455
                                                               ==========   =========  ===========   ==========   ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                              SAST SA
                                                                              American
                                                                 SAST SA     Funds VCP     SAST SA       SAST SA
                                                                American      Managed     BlackRock       Boston      SAST SA
                                                              Funds Growth-    Asset     VCP Global      Company      Columbia
                                                                 Income      Allocation  Multi Asset  Capital Growth Technology
                                                                Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
                                                                 Class 3      Class 3      Class 3       Class 3      Class 3
                                                              ------------- -----------  -----------  -------------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                   $   78,792   $   732,514  $   275,158    $   1,416    $      --
   Mortality and expense risk and administrative charges          (32,914)     (552,535)    (305,820)      (6,480)      (4,141)
                                                               ----------   -----------  -----------    ---------    ---------
   Net investment income (loss)                                    45,878       179,979      (30,662)      (5,064)      (4,141)
   Net realized gain (loss)                                        (6,755)      283,687       87,723      (53,991)      10,411
   Capital gain distribution from mutual funds                    662,057     2,447,027    1,798,200      227,400       61,947
   Change in unrealized appreciation (depreciation) of
     investments                                                 (845,158)   (6,036,904)  (3,642,677)     (97,903)    (122,169)
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets from operations                (143,978)   (3,126,211)  (1,787,416)      70,442      (53,952)
                                                               ----------   -----------  -----------    ---------    ---------
From contract transactions:
   Payments received from contract owners                       1,259,097    13,625,164    5,088,382        3,911      175,083
   Payments for contract benefits or terminations                 (30,526)   (1,692,288)    (725,102)     (11,308)     (15,426)
   Transfers between sub-accounts (including fixed
     account), net                                                315,810     1,385,662      940,590     (600,222)     101,498
   Contract maintenance charges                                    (1,039)     (385,419)    (221,928)      (1,621)         (45)
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets from contract transactions    1,543,342    12,933,119    5,081,942     (609,240)     261,110
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets                               1,399,364     9,806,908    3,294,526     (538,798)     207,158
Net assets at beginning of period                               1,738,836    36,220,476   21,210,431      538,798      190,104
                                                               ----------   -----------  -----------    ---------    ---------
Net assets at end of period                                    $3,138,200   $46,027,384  $24,504,957    $      --    $ 397,262
                                                               ==========   ===========  ===========    =========    =========
Beginning units                                                    86,728     2,576,285    1,843,729       29,288        7,031
Units issued                                                       77,742     1,151,719      604,658          289       10,375
Units redeemed                                                     (2,296)     (236,375)    (159,812)     (29,577)      (1,121)
                                                               ----------   -----------  -----------    ---------    ---------
Ending units                                                      162,174     3,491,629    2,288,575           --       16,285
                                                               ==========   ===========  ===========    =========    =========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $   22,962   $   230,008  $     2,077    $     450    $      --
   Mortality and expense risk and administrative charges          (18,354)     (371,576)    (218,922)      (7,023)      (1,467)
                                                               ----------   -----------  -----------    ---------    ---------
   Net investment income (loss)                                     4,608      (141,568)    (216,845)      (6,573)      (1,467)
   Net realized gain (loss)                                        (1,095)       83,555       25,632        4,729        4,334
   Capital gain distribution from mutual funds                    177,286       624,976       66,411        5,181       17,366
   Change in unrealized appreciation (depreciation) of
     investments                                                   68,074     2,761,450    1,752,526       93,307        5,883
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets from operations                 248,873     3,328,413    1,627,724       96,644       26,116
                                                               ----------   -----------  -----------    ---------    ---------
From contract transactions:
   Payments received from contract owners                         113,633    10,685,745    6,073,247       15,446       42,385
   Payments for contract benefits or terminations                 (24,533)     (434,630)    (283,744)     (16,124)     (11,785)
   Transfers between sub-accounts (including fixed
     account), net                                                434,843     2,693,131    2,388,219       24,919       66,970
   Contract maintenance charges                                    (1,220)     (266,188)    (175,550)      (2,340)         (51)
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets from contract transactions      522,723    12,678,058    8,002,172       21,901       97,519
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets                                 771,596    16,006,471    9,629,896      118,545      123,635
Net assets at beginning of period                                 967,240    20,214,005   11,580,535      420,253       66,469
                                                               ----------   -----------  -----------    ---------    ---------
Net assets at end of period                                    $1,738,836   $36,220,476  $21,210,431    $ 538,798    $ 190,104
                                                               ==========   ===========  ===========    =========    =========
Beginning units                                                    58,048     1,625,830    1,113,436       27,812        3,283
Units issued                                                       30,760     1,043,580      791,125        3,786        4,664
Units redeemed                                                     (2,080)      (93,125)     (60,832)      (2,310)        (916)
                                                               ----------   -----------  -----------    ---------    ---------
Ending units                                                       86,728     2,576,285    1,843,729       29,288        7,031
                                                               ==========   ===========  ===========    =========    =========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                        SAST SA
                                                                        SAST SA         Fidelity
                                        SAST SA DFA    SAST SA Dogs    Federated     Institutional       SAST SA
                                        Ultra Short   of Wall Street   Corporate       AM(R) Real     Fixed Income
                                       Bond Portfolio   Portfolio    Bond Portfolio Estate Portfolio Index Portfolio
                                          Class 3        Class 3        Class 3         Class 3          Class 3
                                       -------------- -------------- -------------- ---------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                             $   6,953      $   46,361     $  128,690       $  2,089        $ 19,462
   Mortality and expense risk and
     administrative charges                 (8,398)        (27,411)       (42,617)        (1,323)         (5,291)
                                         ---------      ----------     ----------       --------        --------
   Net investment income (loss)             (1,445)         18,950         86,073            766          14,171
   Net realized gain (loss)                  1,457           9,604        (30,849)        (3,104)         (1,966)
   Capital gain distribution from
     mutual funds                               --         245,348         24,955          6,624              --
   Change in unrealized appreciation
     (depreciation) of investments             888        (313,034)      (217,200)       (11,569)         (9,662)
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets
  from operations                              900         (39,132)      (137,021)        (7,283)          2,543
                                         ---------      ----------     ----------       --------        --------
From contract transactions:
   Payments received from contract
     owners                                208,465         187,227        540,957          5,012         331,209
   Payments for contract benefits or
     terminations                         (239,271)       (126,304)      (385,795)        (6,384)        (10,422)
   Transfers between sub-accounts
     (including fixed account), net        337,293          29,782        (38,691)           887         285,369
   Contract maintenance charges             (7,160)         (2,394)       (18,583)          (232)         (2,123)
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets
  from contract transactions               299,327          88,311         97,888           (717)        604,033
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets          300,227          49,179        (39,133)        (8,000)        606,576
Net assets at beginning of period          505,905       1,938,614      3,117,512         94,373          42,630
                                         ---------      ----------     ----------       --------        --------
Net assets at end of period              $ 806,132      $1,987,793     $3,078,379       $ 86,373        $649,206
                                         =========      ==========     ==========       ========        ========
Beginning units                             56,923          74,886        176,949          7,236           4,255
Units issued                                70,683          13,071         53,372          1,060          68,330
Units redeemed                             (37,960)         (9,645)       (48,518)        (1,086)         (6,383)
                                         ---------      ----------     ----------       --------        --------
Ending units                                89,646          78,312        181,803          7,210          66,202
                                         =========      ==========     ==========       ========        ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $     117      $   36,619     $  117,887       $  1,991        $     --
   Mortality and expense risk and
     administrative charges                 (4,318)        (21,942)       (35,259)          (946)            (47)
                                         ---------      ----------     ----------       --------        --------
   Net investment income (loss)             (4,201)         14,677         82,628          1,045             (47)
   Net realized gain (loss)                     14          16,246          1,464            (14)             --
   Capital gain distribution from
     mutual funds                               --         139,912         12,653         10,243              --
   Change in unrealized appreciation
     (depreciation) of investments           1,164          89,653         19,531         (8,940)             92
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets
  from operations                           (3,023)        260,488        116,276          2,334              45
                                         ---------      ----------     ----------       --------        --------
From contract transactions:
   Payments received from contract
     owners                                182,369         296,315        434,697         24,113          42,176
   Payments for contract benefits or
     terminations                           (9,449)       (141,448)       (98,260)          (356)             --
   Transfers between sub-accounts
     (including fixed account), net        130,104         205,044        564,661         14,604             409
   Contract maintenance charges             (3,227)         (2,703)       (15,389)          (259)             --
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets
  from contract transactions               299,797         357,208        885,709         38,102          42,585
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets          296,774         617,696      1,001,985         40,436          42,630
Net assets at beginning of period          209,131       1,320,918      2,115,527         53,937              --
                                         ---------      ----------     ----------       --------        --------
Net assets at end of period              $ 505,905      $1,938,614     $3,117,512       $ 94,373        $ 42,630
                                         =========      ==========     ==========       ========        ========
Beginning units                             22,197          59,711        126,890          4,272              --
Units issued                                36,136          22,961         56,745          3,138           4,255
Units redeemed                              (1,410)         (7,786)        (6,686)          (174)             --
                                         ---------      ----------     ----------       --------        --------
Ending units                                56,923          74,886        176,949          7,236           4,255
                                         =========      ==========     ==========       ========        ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                       SAST SA         SAST SA        SAST SA        SAST SA        SAST SA
                                                    Fixed Income   Franklin Small   Global Index   Global Index   Global Index
                                                    Intermediate       Company     Allocation 60- Allocation 75- Allocation 90-
                                                   Index Portfolio Value Portfolio  40 Portfolio   25 Portfolio   10 Portfolio
                                                       Class 3         Class 3        Class 3        Class 3        Class 3
                                                   --------------- --------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                          $  3,935        $   2,984       $  3,955       $ 10,576       $ 22,167
   Mortality and expense risk and administrative
     charges                                            (1,492)          (4,812)          (210)        (1,433)        (2,470)
                                                      --------        ---------       --------       --------       --------
   Net investment income (loss)                          2,443           (1,828)         3,745          9,143         19,697
   Net realized gain (loss)                                (46)             423            (10)          (451)          (123)
   Capital gain distribution from mutual funds              --           56,889             50            182            133
   Change in unrealized appreciation
     (depreciation) of investments                        (653)        (112,773)        (6,567)       (43,327)       (96,840)
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets from operations        1,744          (57,289)        (2,782)       (34,453)       (77,133)
                                                      --------        ---------       --------       --------       --------
From contract transactions:
   Payments received from contract owners              196,561           87,517        145,184        421,919        900,752
   Payments for contract benefits or terminations       (3,663)         (13,127)            (5)        (3,658)       (10,797)
   Transfers between sub-accounts (including
     fixed account), net                                (3,762)          16,596            537          3,401         25,809
   Contract maintenance charges                         (1,163)            (921)            (1)          (855)          (722)
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets from contract
  transactions                                         187,973           90,065        145,715        420,807        915,042
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets                      189,717           32,776        142,933        386,354        837,909
Net assets at beginning of period                           --          330,857             --             --             --
                                                      --------        ---------       --------       --------       --------
Net assets at end of period                           $189,717        $ 363,633       $142,933       $386,354       $837,909
                                                      ========        =========       ========       ========       ========
Beginning units                                             --           16,956             --             --             --
Units issued                                            21,085            5,800         15,395         42,950        104,354
Units redeemed                                          (1,784)            (984)           (80)          (737)       (10,784)
                                                      --------        ---------       --------       --------       --------
Ending units                                            19,301           21,772         15,315         42,213         93,570
                                                      ========        =========       ========       ========       ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                          $     --        $   1,145       $     --       $     --       $     --
   Mortality and expense risk and administrative
     charges                                                --           (3,887)            --             --             --
                                                      --------        ---------       --------       --------       --------
   Net investment income (loss)                             --           (2,742)            --             --             --
   Net realized gain (loss)                                 --              250             --             --             --
   Capital gain distribution from mutual funds              --           35,900             --             --             --
   Change in unrealized appreciation
     (depreciation) of investments                          --          (10,192)            --             --             --
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets from operations           --           23,216             --             --             --
                                                      --------        ---------       --------       --------       --------
From contract transactions:
   Payments received from contract owners                   --           36,194             --             --             --
   Payments for contract benefits or terminations           --           (9,124)            --             --             --
   Transfers between sub-accounts (including
     fixed account), net                                    --           23,682             --             --             --
   Contract maintenance charges                             --           (1,095)            --             --             --
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets from contract
  transactions                                              --           49,657             --             --             --
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets                           --           72,873             --             --             --
Net assets at beginning of period                           --          257,984             --             --             --
                                                      --------        ---------       --------       --------       --------
Net assets at end of period                           $     --        $ 330,857       $     --       $     --       $     --
                                                      ========        =========       ========       ========       ========
Beginning units                                             --           14,310             --             --             --
Units issued                                                --            3,447             --             --             --
Units redeemed                                              --             (801)            --             --             --
                                                      --------        ---------       --------       --------       --------
Ending units                                                --           16,956             --             --             --
                                                      ========        =========       ========       ========       ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                          SAST SA
                                           SAST SA        Goldman        SAST SA        SAST SA        SAST SA
                                           Goldman      Sachs Multi-      Index          Index          Index
                                         Sachs Global  Asset Insights Allocation 60- Allocation 80- Allocation 90-
                                        Bond Portfolio   Portfolio     40 Portfolio   20 Portfolio   10 Portfolio
                                           Class 3        Class 3        Class 3        Class 3        Class 3
                                        -------------- -------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                              $   65,933      $  1,261      $   58,430     $  177,405    $   721,587
   Mortality and expense risk and
     administrative charges                  (21,105)         (685)        (16,278)       (56,341)      (223,620)
                                          ----------      --------      ----------     ----------    -----------
   Net investment income (loss)               44,828           576          42,152        121,064        497,967
   Net realized gain (loss)                  (19,163)          (33)            974         11,544         51,118
   Capital gain distribution from
     mutual funds                                 --           769          12,230         41,072        163,016
   Change in unrealized appreciation
     (depreciation) of investments           (86,111)      (10,898)       (184,724)      (674,953)    (3,122,043)
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets from
  operations                                 (60,446)       (9,586)       (129,368)      (501,273)    (2,409,942)
                                          ----------      --------      ----------     ----------    -----------
From contract transactions:
   Payments received from contract
     owners                                  309,039       131,506       1,432,558      4,591,241     18,614,531
   Payments for contract benefits or
     terminations                            (92,736)         (587)       (119,037)       (73,737)      (745,224)
   Transfers between sub-accounts
     (including fixed account), net          (29,102)          871         360,496        190,443        989,512
   Contract maintenance charges              (10,914)         (557)         (6,352)       (44,549)      (192,228)
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets from
  contract transactions                      176,287       131,233       1,667,665      4,663,398     18,666,591
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets            115,841       121,647       1,538,297      4,162,125     16,256,649
Net assets at beginning of period          1,552,906        15,048         433,934      1,606,337      6,466,080
                                          ----------      --------      ----------     ----------    -----------
Net assets at end of period               $1,668,747      $136,695      $1,972,231     $5,768,462    $22,722,729
                                          ==========      ========      ==========     ==========    ===========
Beginning units                              123,240         1,461          39,466        142,179        563,893
Units issued                                  48,777        13,383         163,710        423,719      1,719,245
Units redeemed                               (34,677)         (161)        (12,329)       (11,405)      (110,041)
                                          ----------      --------      ----------     ----------    -----------
Ending units                                 137,340        14,683         190,847        554,493      2,173,097
                                          ==========      ========      ==========     ==========    ===========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                              $   37,176      $     --      $    1,959     $   15,637    $    65,870
   Mortality and expense risk and
     administrative charges                  (15,853)           (3)         (1,093)        (5,144)       (28,123)
                                          ----------      --------      ----------     ----------    -----------
   Net investment income (loss)               21,323            (3)            866         10,493         37,747
   Net realized gain (loss)                      730            --              50            560         53,769
   Capital gain distribution from
     mutual funds                                 --            --           1,999          8,320         30,340
   Change in unrealized appreciation
     (depreciation) of investments            30,922            49           5,683         38,190        238,071
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets from
  operations                                  52,975            46           8,598         57,563        359,927
                                          ----------      --------      ----------     ----------    -----------
From contract transactions:
   Payments received from contract
     owners                                  310,519        15,031         393,279      1,555,667      5,890,633
   Payments for contract benefits or
     terminations                            (47,391)           --          (2,684)        (1,102)       (25,796)
   Transfers between sub-accounts
     (including fixed account), net          307,430           (29)         34,877         (2,119)       262,089
   Contract maintenance charges               (9,157)           --            (136)        (3,672)       (20,773)
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets from
  contract transactions                      561,401        15,002         425,336      1,548,774      6,106,153
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets            614,376        15,048         433,934      1,606,337      6,466,080
Net assets at beginning of period            938,530            --              --             --             --
                                          ----------      --------      ----------     ----------    -----------
Net assets at end of period               $1,552,906      $ 15,048      $  433,934     $1,606,337    $ 6,466,080
                                          ==========      ========      ==========     ==========    ===========
Beginning units                               78,294            --              --             --             --
Units issued                                  49,882         1,464          39,734        142,829        626,072
Units redeemed                                (4,936)           (3)           (268)          (650)       (62,179)
                                          ----------      --------      ----------     ----------    -----------
Ending units                                 123,240         1,461          39,466        142,179        563,893
                                          ==========      ========      ==========     ==========    ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                  SAST SA                   SAST SA    SAST SA
                                                                                  Invesco       SAST SA      Janus    JPMorgan
                                                                   SAST SA        Growth      Invesco VCP   Focused  Diversified
                                                                International  Opportunities Equity-Income  Growth    Balanced
                                                               Index Portfolio   Portfolio     Portfolio   Portfolio  Portfolio
                                                                   Class 3        Class 3       Class 3     Class 3    Class 3
                                                               --------------- ------------- ------------- --------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                      $  1,767       $     --     $   510,595  $     --  $   22,489
   Mortality and expense risk and administrative charges              (957)        (1,092)       (241,553)   (5,403)    (18,316)
                                                                  --------       --------     -----------  --------  ----------
   Net investment income (loss)                                        810         (1,092)        269,042    (5,403)      4,173
   Net realized gain (loss)                                           (323)           379         132,270     3,836       2,697
   Capital gain distribution from mutual funds                         154         15,347         546,830    28,695     102,776
   Change in unrealized appreciation (depreciation) of
     investments                                                   (15,591)       (28,934)     (3,248,371)  (27,536)   (264,617)
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets from operations                  (14,950)       (14,300)     (2,300,229)     (408)   (154,971)
                                                                  --------       --------     -----------  --------  ----------
From contract transactions:
   Payments received from contract owners                           40,858         76,376       4,237,814    18,212     657,764
   Payments for contract benefits or terminations                   (3,180)        (4,313)     (1,018,866)   (8,277)    (41,767)
   Transfers between sub-accounts (including fixed account),
     net                                                            57,703            811         916,561    (6,069)     47,562
   Contract maintenance charges                                         --             (5)       (177,129)     (788)    (11,797)
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets from contract transactions        95,381         72,869       3,958,380     3,078     651,762
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets                                   80,431         58,569       1,658,151     2,670     496,791
Net assets at beginning of period                                    9,104         65,349      17,272,557   348,761   1,092,156
                                                                  --------       --------     -----------  --------  ----------
Net assets at end of period                                       $ 89,535       $123,918     $18,930,708  $351,431  $1,588,947
                                                                  ========       ========     ===========  ========  ==========
Beginning units                                                        880          2,940       1,291,189    17,257      59,487
Units issued                                                         9,839          3,320         420,126     1,438      38,727
Units redeemed                                                        (489)          (221)       (116,760)   (1,234)     (3,606)
                                                                  --------       --------     -----------  --------  ----------
Ending units                                                        10,230          6,039       1,594,555    17,461      94,608
                                                                  ========       ========     ===========  ========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                      $     --       $     --     $   133,133  $     --  $   12,653
   Mortality and expense risk and administrative charges                (2)          (560)       (176,903)   (4,431)     (9,879)
                                                                  --------       --------     -----------  --------  ----------
   Net investment income (loss)                                         (2)          (560)        (43,770)   (4,431)      2,774
   Net realized gain (loss)                                             --            (66)         32,762      (993)      2,356
   Capital gain distribution from mutual funds                          --          1,707              --    25,844      43,921
   Change in unrealized appreciation (depreciation) of
     investments                                                        49          7,532       1,183,046    54,065      46,076
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets from operations                       47          8,613       1,172,038    74,485      95,127
                                                                  --------       --------     -----------  --------  ----------
From contract transactions:
   Payments received from contract owners                            9,122         13,200       4,629,708    17,289     232,810
   Payments for contract benefits or terminations                       --             --        (312,488)   (6,281)    (26,744)
   Transfers between sub-accounts (including fixed account),
     net                                                               (65)        14,920       2,030,602     7,198     200,520
   Contract maintenance charges                                         --             (5)       (126,665)     (927)     (5,387)
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets from contract transactions         9,057         28,115       6,221,157    17,279     401,199
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets                                    9,104         36,728       7,393,195    91,764     496,326
Net assets at beginning of period                                       --         28,621       9,879,362   256,997     595,830
                                                                  --------       --------     -----------  --------  ----------
Net assets at end of period                                       $  9,104       $ 65,349     $17,272,557  $348,761  $1,092,156
                                                                  ========       ========     ===========  ========  ==========
Beginning units                                                         --          1,591         802,230    16,283      36,719
Units issued                                                           886          1,413         540,099     2,229      25,141
Units redeemed                                                          (6)           (64)        (51,140)   (1,255)     (2,373)
                                                                  --------       --------     -----------  --------  ----------
Ending units                                                           880          2,940       1,291,189    17,257      59,487
                                                                  ========       ========     ===========  ========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                         SAST SA
                                        JPMorgan     SAST SA        SAST SA        SAST SA        SAST SA
                                        Emerging    JPMorgan       JPMorgan        JPMorgan    JPMorgan Mid-
                                         Markets  Equity-Income Global Equities    MFS Core     Cap Growth
                                        Portfolio   Portfolio      Portfolio    Bond Portfolio   Portfolio
                                         Class 3     Class 3        Class 3        Class 3        Class 3
                                        --------- ------------- --------------- -------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                            $  8,170   $   26,026      $    697       $   88,548     $     --
   Mortality and expense risk and
     administrative charges               (4,387)     (19,116)         (332)         (50,552)      (2,840)
                                        --------   ----------      --------       ----------     --------
   Net investment income (loss)            3,783        6,910           365           37,996       (2,840)
   Net realized gain (loss)                4,537       12,005           (58)         (13,702)       1,432
   Capital gain distribution from
     mutual funds                             --       86,955         6,059               --       29,091
   Change in unrealized appreciation
     (depreciation) of investments       (82,879)    (189,496)      (12,666)         (90,991)     (48,810)
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets from
  operations                             (74,559)     (83,626)       (6,300)         (66,697)     (21,127)
                                        --------   ----------      --------       ----------     --------
From contract transactions:
   Payments received from contract
     owners                              141,449       78,261        14,191          537,777       54,838
   Payments for contract benefits or
     terminations                         (6,140)     (33,872)         (558)         (89,633)      (7,598)
   Transfers between sub-accounts
     (including fixed account), net       23,497      (11,373)       30,990           67,921       44,470
   Contract maintenance charges             (848)      (4,549)          (10)         (22,635)         (25)
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets from
  contract transactions                  157,958       28,467        44,613          493,430       91,685
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets         83,399      (55,159)       38,313          426,733       70,558
Net assets at beginning of period        277,098    1,335,206         4,978        3,404,288      160,286
                                        --------   ----------      --------       ----------     --------
Net assets at end of period             $360,497   $1,280,047      $ 43,291       $3,831,021     $230,844
                                        ========   ==========      ========       ==========     ========
Beginning units                           20,297       67,111           319          240,116        6,478
Units issued                              14,414        4,776         2,968           65,937        3,960
Units redeemed                            (1,390)      (3,444)          (43)         (31,302)        (525)
                                        --------   ----------      --------       ----------     --------
Ending units                              33,321       68,443         3,244          274,751        9,913
                                        ========   ==========      ========       ==========     ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                            $  4,400   $   24,506      $     74       $   65,450     $     --
   Mortality and expense risk and
     administrative charges               (3,398)     (16,995)          (43)         (36,616)      (1,454)
                                        --------   ----------      --------       ----------     --------
   Net investment income (loss)            1,002        7,511            31           28,834       (1,454)
   Net realized gain (loss)                6,526        9,594             6             (851)        (599)
   Capital gain distribution from
     mutual funds                             --       64,392            --               --        5,804
   Change in unrealized appreciation
     (depreciation) of investments        71,416      106,519           617           26,744       19,083
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets from
  operations                              78,944      188,016           654           54,727       22,834
                                        --------   ----------      --------       ----------     --------
From contract transactions:
   Payments received from contract
     owners                               22,251       51,908         1,279          849,378       72,022
   Payments for contract benefits or
     terminations                         (7,408)     (43,467)           --          (88,512)      (1,194)
   Transfers between sub-accounts
     (including fixed account), net       (5,406)      77,899         1,250          536,163         (931)
   Contract maintenance charges           (1,060)      (5,263)           (5)         (15,070)         (21)
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets from
  contract transactions                    8,377       81,077         2,524        1,281,959       69,876
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets         87,321      269,093         3,178        1,336,686       92,710
Net assets at beginning of period        189,777    1,066,113         1,800        2,067,602       67,576
                                        --------   ----------      --------       ----------     --------
Net assets at end of period             $277,098   $1,335,206      $  4,978       $3,404,288     $160,286
                                        ========   ==========      ========       ==========     ========
Beginning units                           19,458       62,380           141          150,574        3,481
Units issued                               3,751        9,081           178           97,383        3,281
Units redeemed                            (2,912)      (4,350)           --           (7,841)        (284)
                                        --------   ----------      --------       ----------     --------
Ending units                              20,297       67,111           319          240,116        6,478
                                        ========   ==========      ========       ==========     ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                          SAST SA                      SAST SA    SAST SA Legg
                                         Large Cap       SAST SA      Large Cap     Mason BW      SAST SA Legg
                                        Growth Index    Large Cap    Value Index    Large Cap    Mason Tactical
                                         Portfolio   Index Portfolio  Portfolio  Value Portfolio Opportunities
                                          Class 3        Class 3       Class 3       Class 3        Class 3
                                        ------------ --------------- ----------- --------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                               $   --       $  3,562       $   93       $  12,504       $  1,337
   Mortality and expense risk and
     administrative charges                    --           (934)         (15)        (12,308)          (798)
                                           ------       --------       ------       ---------       --------
   Net investment income (loss)                --          2,628           78             196            539
   Net realized gain (loss)                    --              8           (1)         (1,843)            24
   Capital gain distribution from
     mutual funds                              --          3,584           11          71,675            183
   Change in unrealized appreciation
     (depreciation) of investments             --        (16,516)        (704)       (157,988)        (9,597)
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets from
  operations                                   --        (10,296)        (616)        (87,960)        (8,851)
                                           ------       --------       ------       ---------       --------
From contract transactions:
   Payments received from contract
     owners                                 6,250         54,915           --           5,454         70,264
   Payments for contract benefits or
     terminations                              --         (2,435)          --         (21,052)        (1,296)
   Transfers between sub-accounts
     (including fixed account), net            --         77,621        7,275          49,446         25,825
   Contract maintenance charges                --             --           --          (2,679)          (650)
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets from
  contract transactions                     6,250        130,101        7,275          31,169         94,143
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets           6,250        119,805        6,659         (56,791)        85,292
Net assets at beginning of period              --          3,642           --         855,318         28,331
                                           ------       --------       ------       ---------       --------
Net assets at end of period                $6,250       $123,447       $6,659       $ 798,527       $113,623
                                           ======       ========       ======       =========       ========
Beginning units                                --            347           --          44,911          2,755
Units issued                                  653         12,465          717           3,782         12,868
Units redeemed                                 --           (245)          --          (2,048)        (3,732)
                                           ------       --------       ------       ---------       --------
Ending units                                  653         12,567          717          46,645         11,891
                                           ======       ========       ======       =========       ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                               $   --       $     --       $   --       $  11,807       $     41
   Mortality and expense risk and
     administrative charges                    --             (1)          --         (10,382)           (19)
                                           ------       --------       ------       ---------       --------
   Net investment income (loss)                --             (1)          --           1,425             22
   Net realized gain (loss)                    --             --           --          (9,961)            --
   Capital gain distribution from
     mutual funds                              --             --           --          26,645             --
   Change in unrealized appreciation
     (depreciation) of investments             --            (12)          --         110,084            300
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets from
  operations                                   --            (13)          --         128,193            322
                                           ------       --------       ------       ---------       --------
From contract transactions:
   Payments received from contract
     owners                                    --          3,649           --          79,986         27,981
   Payments for contract benefits or
     terminations                              --             --           --         (24,337)            --
   Transfers between sub-accounts
     (including fixed account), net            --              6           --          37,665             28
   Contract maintenance charges                --             --           --          (3,086)            --
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets from
  contract transactions                        --          3,655           --          90,228         28,009
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets              --          3,642           --         218,421         28,331
Net assets at beginning of period              --             --           --         636,897             --
                                           ------       --------       ------       ---------       --------
Net assets at end of period                $   --       $  3,642       $   --       $ 855,318       $ 28,331
                                           ======       ========       ======       =========       ========
Beginning units                                --             --           --          39,617             --
Units issued                                   --            347           --           8,255          2,755
Units redeemed                                 --             --           --          (2,961)            --
                                           ------       --------       ------       ---------       --------
Ending units                                   --            347           --          44,911          2,755
                                           ======       ========       ======       =========       ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                        SAST SA MFS   SAST SA MFS
                                         Blue Chip   Massachusetts    SAST SA MFS   SAST SA MFS  SAST SA Mid
                                          Growth    Investors Trust Telecom Utility Total Return  Cap Index
                                         Portfolio     Portfolio       Portfolio     Portfolio    Portfolio
                                          Class 3       Class 3         Class 3       Class 3      Class 3
                                        ----------- --------------- --------------- ------------ -----------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                             $   1,048    $    7,414       $  1,619      $  17,239    $  1,328
   Mortality and expense risk and
     administrative charges                 (9,904)      (18,916)          (385)        (9,522)     (1,816)
                                         ---------    ----------       --------      ---------    --------
   Net investment income (loss)             (8,856)      (11,502)         1,234          7,717        (488)
   Net realized gain (loss)                 16,350        11,397         (2,951)       (11,567)        (81)
   Capital gain distribution from
     mutual funds                           53,513       120,662          4,854         52,004       5,433
   Change in unrealized appreciation
     (depreciation) of investments        (104,624)     (212,561)        (2,188)      (108,373)    (33,561)
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets from
  operations                               (43,617)      (92,004)           949        (60,219)    (28,697)
                                         ---------    ----------       --------      ---------    --------
From contract transactions:
   Payments received from contract
     owners                                 22,174        46,980             --        225,398     115,977
   Payments for contract benefits or
     terminations                          (14,348)      (37,870)            --         (8,398)     (5,903)
   Transfers between sub-accounts
     (including fixed account), net         (5,605)       42,305        (37,774)        12,180      75,691
   Contract maintenance charges             (2,122)       (4,179)            --         (5,828)         --
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets from
  contract transactions                         99        47,236        (37,774)       223,352     185,765
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets          (43,518)      (44,768)       (36,825)       163,133     157,068
Net assets at beginning of period          693,096     1,281,620         36,825        703,882      22,760
                                         ---------    ----------       --------      ---------    --------
Net assets at end of period              $ 649,578    $1,236,852       $     --      $ 867,015    $179,828
                                         =========    ==========       ========      =========    ========
Beginning units                             32,737        59,144          1,893         41,469       2,178
Units issued                                 2,309         5,167             10         18,109      18,187
Units redeemed                              (2,108)       (3,018)        (1,903)        (4,752)       (580)
                                         ---------    ----------       --------      ---------    --------
Ending units                                32,938        61,293             --         54,826      19,785
                                         =========    ==========       ========      =========    ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $   2,950    $    9,538       $    927      $  15,710    $     --
   Mortality and expense risk and
     administrative charges                 (8,362)      (16,277)          (526)        (7,399)         (6)
                                         ---------    ----------       --------      ---------    --------
   Net investment income (loss)             (5,412)       (6,739)           401          8,311          (6)
   Net realized gain (loss)                 10,107         3,043          1,016            (59)         --
   Capital gain distribution from
     mutual funds                           13,298        30,593            376         37,640          --
   Change in unrealized appreciation
     (depreciation) of investments         116,581       193,531          3,154         11,495         (39)
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets from
  operations                               134,574       220,428          4,947         57,387         (45)
                                         ---------    ----------       --------      ---------    --------
From contract transactions:
   Payments received from contract
     owners                                 62,792        24,243          2,765        126,863      22,805
   Payments for contract benefits or
     terminations                          (36,057)      (40,089)        (9,827)       (83,594)         --
   Transfers between sub-accounts
     (including fixed account), net         16,139       100,506           (908)       128,221          --
   Contract maintenance charges             (2,491)       (4,895)           (20)        (5,055)         --
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets from
  contract transactions                     40,383        79,765         (7,990)       166,435      22,805
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets          174,957       300,193         (3,043)       223,822      22,760
Net assets at beginning of period          518,139       981,427         39,868        480,060          --
                                         ---------    ----------       --------      ---------    --------
Net assets at end of period              $ 693,096    $1,281,620       $ 36,825      $ 703,882    $ 22,760
                                         =========    ==========       ========      =========    ========
Beginning units                             30,624        54,991          2,333         29,294          --
Units issued                                 5,984         8,578            158         17,851       2,178
Units redeemed                              (3,871)       (4,425)          (598)        (5,676)         --
                                         ---------    ----------       --------      ---------    --------
Ending units                                32,737        59,144          1,893         41,469       2,178
                                         =========    ==========       ========      =========    ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS



                                                      SAST SA                                           SAST SA
                                                      Morgan       SAST SA     SAST SA     SAST SA      Putnam
                                                      Stanley    Oppenheimer  PIMCO VCP   PineBridge International
                                                   International Main Street  Tactical    High-Yield  Growth and
                                                     Equities     Large Cap   Balanced       Bond       Income
                                                     Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
                                                      Class 3      Class 3     Class 3     Class 3      Class 3
                                                   ------------- ----------- -----------  ---------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                         $   7,538   $    9,117  $   682,619   $ 49,593    $  3,143
   Mortality and expense risk and administrative
     charges                                            (9,829)     (14,570)    (297,062)    (9,944)     (1,533)
                                                     ---------   ----------  -----------   --------    --------
   Net investment income (loss)                         (2,291)      (5,453)     385,557     39,649       1,610
   Net realized gain (loss)                              6,141       13,753      124,611      2,435       3,884
   Capital gain distribution from mutual funds          18,056       63,652    3,363,613         --          --
   Change in unrealized appreciation
     (depreciation) of investments                    (136,241)    (167,005)  (5,882,384)   (81,563)    (27,347)
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets from operations     (114,335)     (95,053)  (2,008,603)   (39,479)    (21,853)
                                                     ---------   ----------  -----------   --------    --------
From contract transactions:
   Payments received from contract owners               76,977        5,291    3,800,480      8,047       2,000
   Payments for contract benefits or terminations      (31,464)     (37,722)    (870,013)   (35,951)    (17,592)
   Transfers between sub-accounts (including
     fixed account), net                                36,105        9,792      723,378    140,701       8,386
   Contract maintenance charges                         (2,295)      (2,811)    (207,069)    (1,180)        (18)
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets from contract
  transactions                                          79,323      (25,450)   3,446,776    111,617      (7,224)
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets                      (35,012)    (120,503)   1,438,173     72,138     (29,077)
Net assets at beginning of period                      714,257    1,066,784   21,292,596    630,137     128,806
                                                     ---------   ----------  -----------   --------    --------
Net assets at end of period                          $ 679,245   $  946,281  $22,730,769   $702,275    $ 99,729
                                                     =========   ==========  ===========   ========    ========
Beginning units                                         58,849       53,832    1,633,718     39,223      12,185
Units issued                                            10,489        1,828      382,951      9,983       1,165
Units redeemed                                          (3,155)      (2,966)    (114,732)    (3,100)     (1,726)
                                                     ---------   ----------  -----------   --------    --------
Ending units                                            66,183       52,694    1,901,937     46,106      11,624
                                                     =========   ==========  ===========   ========    ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $   6,101   $    8,344  $    34,410   $ 35,379    $  1,486
   Mortality and expense risk and administrative
     charges                                            (8,494)     (13,618)    (235,925)    (5,821)     (1,397)
                                                     ---------   ----------  -----------   --------    --------
   Net investment income (loss)                         (2,393)      (5,274)    (201,515)    29,558          89
   Net realized gain (loss)                              4,180        9,058       33,790        504       1,019
   Capital gain distribution from mutual funds              --       24,523      959,995         --          --
   Change in unrealized appreciation
     (depreciation) of investments                     120,926      109,316    1,670,613      2,438      18,497
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets from operations      122,713      137,623    2,462,883     32,500      19,605
                                                     ---------   ----------  -----------   --------    --------
From contract transactions:
   Payments received from contract owners               88,529       18,894    3,320,890    105,063      27,011
   Payments for contract benefits or terminations      (28,995)     (39,922)    (351,931)   (16,364)     (9,082)
   Transfers between sub-accounts (including
     fixed account), net                                26,055       64,304    1,594,933    179,368        (626)
   Contract maintenance charges                         (2,757)      (3,248)    (175,255)    (1,359)        (20)
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets from contract
  transactions                                          82,832       40,028    4,388,637    266,708      17,283
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets                      205,545      177,651    6,851,520    299,208      36,888
Net assets at beginning of period                      508,712      889,133   14,441,076    330,929      91,918
                                                     ---------   ----------  -----------   --------    --------
Net assets at end of period                          $ 714,257   $1,066,784  $21,292,596   $630,137    $128,806
                                                     =========   ==========  ===========   ========    ========
Beginning units                                         51,515       51,588    1,270,952     22,591      10,671
Units issued                                            13,173        5,398      433,357     17,748       2,793
Units redeemed                                          (5,839)      (3,154)     (70,591)    (1,116)     (1,279)
                                                     ---------   ----------  -----------   --------    --------
Ending units                                            58,849       53,832    1,633,718     39,223      12,185
                                                     =========   ==========  ===========   ========    ========
The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                            SAST SA T.
                                                                 SAST SA                    Rowe Price
                                                              Schroders VCP                   Asset     SAST SA T.     SAST SA
                                                                 Global         SAST SA     Allocation  Rowe Price    Templeton
                                                               Allocation      Small Cap      Growth   VCP Balanced Foreign Value
                                                                Portfolio   Index Portfolio Portfolio   Portfolio     Portfolio
                                                                 Class 3        Class 3      Class 3     Class 3       Class 3
                                                              ------------- --------------- ---------- ------------ -------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                   $   322,394     $    932      $  4,579  $   636,762    $  27,392
   Mortality and expense risk and administrative charges          (187,078)      (1,807)       (4,764)    (303,325)      (7,740)
                                                               -----------     --------      --------  -----------    ---------
   Net investment income (loss)                                    135,316         (875)         (185)     333,437       19,652
   Net realized gain (loss)                                         69,898           45          (567)     217,178        1,104
   Capital gain distribution from mutual funds                   1,189,624        7,116         2,264    1,733,697       13,698
   Change in unrealized appreciation (depreciation) of
     investments                                                (3,020,430)     (41,631)      (57,037)  (4,500,137)    (142,280)
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets from operations               (1,625,592)     (35,345)      (55,525)  (2,215,825)    (107,826)
                                                               -----------     --------      --------  -----------    ---------
From contract transactions:
   Payments received from contract owners                        3,441,603      140,223       592,159    7,204,888       82,577
   Payments for contract benefits or terminations                 (638,281)      (5,831)       (6,110)  (1,282,621)     (13,921)
   Transfers between sub-accounts (including fixed account),
     net                                                           651,136       78,733        76,722    1,254,055       60,533
   Contract maintenance charges                                   (140,768)          --        (3,556)    (221,780)      (2,006)
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets from contract transactions     3,313,690      213,125       659,215    6,954,542      127,183
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets                                1,688,098      177,780       603,690    4,738,717       19,357
Net assets at beginning of period                               13,307,811        7,283        25,568   20,286,212      539,649
                                                               -----------     --------      --------  -----------    ---------
Net assets at end of period                                    $14,995,909     $185,063      $629,258  $25,024,929    $ 559,006
                                                               ===========     ========      ========  ===========    =========
Beginning units                                                  1,099,143          717         2,485    1,632,204       44,335
Units issued                                                       360,582       20,899        66,695      715,687       12,933
Units redeemed                                                     (81,399)        (642)       (3,539)    (153,717)      (1,582)
                                                               -----------     --------      --------  -----------    ---------
Ending units                                                     1,378,326       20,974        65,641    2,194,174       55,686
                                                               ===========     ========      ========  ===========    =========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $        --     $     --      $     67  $     5,258    $  12,719
   Mortality and expense risk and administrative charges          (127,783)          (2)           (8)    (198,091)      (6,858)
                                                               -----------     --------      --------  -----------    ---------
   Net investment income (loss)                                   (127,783)          (2)           59     (192,833)       5,861
   Net realized gain (loss)                                         35,210           --            --       59,932          583
   Capital gain distribution from mutual funds                     127,555           --             6       59,082           --
   Change in unrealized appreciation (depreciation) of
     investments                                                 1,058,138          (31)          (16)   2,411,228       79,521
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets from operations                1,093,120          (33)           49    2,337,409       85,965
                                                               -----------     --------      --------  -----------    ---------
From contract transactions:
   Payments received from contract owners                        4,945,612        7,297        25,488    6,753,393       22,192
   Payments for contract benefits or terminations                 (170,410)          --            --     (268,512)     (18,142)
   Transfers between sub-accounts (including fixed account),
     net                                                         1,536,326           19            31    2,198,136       43,735
   Contract maintenance charges                                   (100,536)          --            --     (157,277)      (2,375)
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets from contract transactions     6,210,992        7,316        25,519    8,525,740       45,410
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets                                7,304,112        7,283        25,568   10,863,149      131,375
Net assets at beginning of period                                6,003,699           --            --    9,423,063      408,274
                                                               -----------     --------      --------  -----------    ---------
Net assets at end of period                                    $13,307,811     $  7,283      $ 25,568  $20,286,212    $ 539,649
                                                               ===========     ========      ========  ===========    =========
Beginning units                                                    553,684           --            --      890,030       40,197
Units issued                                                       590,256          717         2,485      827,620        7,708
Units redeemed                                                     (44,797)          --            --      (85,446)      (3,570)
                                                               -----------     --------      --------  -----------    ---------
Ending units                                                     1,099,143          717         2,485    1,632,204       44,335
                                                               ===========     ========      ========  ===========    =========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS



                                                                                            SAST SA     SAST SA
                                                    SAST SA VCP   SAST SA VCP  SAST SA VCP  WellsCap   WellsCap
                                                      Dynamic       Dynamic       Index    Aggressive Fundamental
                                                    Allocation     Strategy    Allocation    Growth     Growth
                                                     Portfolio     Portfolio    Portfolio  Portfolio   Portfolio
                                                      Class 3       Class 3      Class 3    Class 3     Class 3
                                                   ------------  ------------  ----------- ---------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                       $  2,501,762  $  2,213,487  $  199,135   $     --   $     --
   Mortality and expense risk and administrative
     charges                                           (830,846)     (701,891)    (38,252)    (2,130)       (12)
                                                   ------------  ------------  ----------   --------   --------
   Net investment income (loss)                       1,670,916     1,511,596     160,883     (2,130)       (12)
   Net realized gain (loss)                             255,567       204,301       1,927      2,655     (6,999)
   Capital gain distribution from mutual funds        7,422,829     5,083,591      17,263     37,297      6,362
   Change in unrealized appreciation
     (depreciation) of investments                  (14,811,528)  (11,637,738)   (952,756)   (71,070)        --
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets from operations    (5,462,216)   (4,838,250)   (772,683)   (33,248)      (649)
                                                   ------------  ------------  ----------   --------   --------
From contract transactions:
   Payments received from contract owners             9,495,329     7,926,703   7,362,971    140,281     12,500
   Payments for contract benefits or terminations    (1,655,369)   (1,312,881)    (58,430)    (6,182)        --
   Transfers between sub-accounts (including
     fixed account), net                                658,622     1,852,690     911,356     32,951    (11,851)
   Contract maintenance charges                        (586,372)     (497,393)    (26,149)       (20)        --
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets from contract
  transactions                                        7,912,210     7,969,119   8,189,748    167,030        649
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets                     2,449,994     3,130,869   7,417,065    133,782         --
Net assets at beginning of period                    60,636,054    50,719,252     328,875     96,543         --
                                                   ------------  ------------  ----------   --------   --------
Net assets at end of period                        $ 63,086,048  $ 53,850,121  $7,745,940   $230,325   $     --
                                                   ============  ============  ==========   ========   ========
Beginning units                                       4,224,848     3,596,318      31,649      5,754         --
Units issued                                            799,349       777,527     798,756      9,710        512
Units redeemed                                         (248,976)     (208,696)    (15,356)      (522)      (512)
                                                   ------------  ------------  ----------   --------   --------
Ending units                                          4,775,221     4,165,149     815,049     14,942         --
                                                   ============  ============  ==========   ========   ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $    606,936  $    495,092  $    1,062   $     --   $     --
   Mortality and expense risk and administrative
     charges                                           (671,434)     (564,751)       (436)    (1,241)        --
                                                   ------------  ------------  ----------   --------   --------
   Net investment income (loss)                         (64,498)      (69,659)        626     (1,241)        --
   Net realized gain (loss)                             150,556       112,581          34      2,668         --
   Capital gain distribution from mutual funds        1,152,328       942,358         449         --         --
   Change in unrealized appreciation
     (depreciation) of investments                    7,440,468     5,795,173       6,548     18,255         --
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets from operations     8,678,854     6,780,453       7,657     19,682         --
                                                   ------------  ------------  ----------   --------   --------
From contract transactions:
   Payments received from contract owners            10,266,168     9,065,796     236,216      7,000         --
   Payments for contract benefits or terminations    (1,332,890)     (889,142)       (449)   (12,821)        --
   Transfers between sub-accounts (including
     fixed account), net                                487,727       239,996      85,591      7,794         --
   Contract maintenance charges                        (465,812)     (388,305)       (140)        (5)        --
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets from contract
  transactions                                        8,955,193     8,028,345     321,218      1,968         --
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets                    17,634,047    14,808,798     328,875     21,650         --
Net assets at beginning of period                    43,002,007    35,910,454          --     74,893         --
                                                   ------------  ------------  ----------   --------   --------
Net assets at end of period                        $ 60,636,054  $ 50,719,252  $  328,875   $ 96,543   $     --
                                                   ============  ============  ==========   ========   ========
Beginning units                                       3,549,403     2,976,061          --      5,710         --
Units issued                                            988,178       791,941      31,795        995         --
Units redeemed                                         (312,733)     (171,684)       (146)      (951)        --
                                                   ------------  ------------  ----------   --------   --------
Ending units                                          4,224,848     3,596,318      31,649      5,754         --
                                                   ============  ============  ==========   ========   ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                         T Rowe Price T Rowe Price T Rowe Price T Rowe Price T Rowe Price
                                          Retirement   Retirement   Retirement   Retirement   Retirement
                                         2015 Advisor 2020 Advisor 2025 Advisor 2030 Advisor 2035 Advisor
                                            Class        Class        Class        Class        Class
                                         ------------ ------------ ------------ ------------ ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                             $   199,822  $   517,045  $   492,628  $   457,145  $   310,408
   Mortality and expense risk and
     administrative charges                  (96,086)    (262,318)    (255,941)    (267,657)    (206,961)
                                         -----------  -----------  -----------  -----------  -----------
   Net investment income (loss)              103,736      254,727      236,687      189,488      103,447
   Net realized gain (loss)                   88,969      545,323      352,570      292,748      205,483
   Capital gain distribution from
     mutual funds                            731,493    1,895,831    1,477,885    1,890,356    1,422,702
   Change in unrealized appreciation
     (depreciation) of investments        (1,510,194)  (4,555,783)  (4,156,139)  (4,816,297)  (3,723,013)
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  operations                                (585,996)  (1,859,902)  (2,088,997)  (2,443,705)  (1,991,381)
                                         -----------  -----------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract
     owners                                3,131,387    8,759,240   10,564,551   11,127,324    8,267,622
   Payments for contract benefits or
     terminations                         (1,932,697)  (3,679,686)  (1,617,916)  (1,818,316)    (884,660)
   Transfers between sub-accounts
     (including fixed account), net        1,533,807    3,115,681    2,928,793      592,421       15,858
   Contract maintenance charges                 (858)      (5,034)      (4,249)      (5,551)      (4,447)
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  contract transactions                    2,731,639    8,190,201   11,871,179    9,895,878    7,394,373
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets          2,145,643    6,330,299    9,782,182    7,452,173    5,402,992
Net assets at beginning of period          8,061,513   21,791,463   19,613,699   22,212,775   17,629,572
                                         -----------  -----------  -----------  -----------  -----------
Net assets at end of period              $10,207,156  $28,121,762  $29,395,881  $29,664,948  $23,032,564
                                         ===========  ===========  ===========  ===========  ===========
Beginning units                            6,941,929   18,329,571   16,182,459   18,009,073   14,111,849
Units issued                               4,521,228   10,674,555   12,194,517   10,363,678    7,440,547
Units redeemed                            (2,182,932)  (3,803,215)  (2,368,046)  (2,384,008)  (1,497,242)
                                         -----------  -----------  -----------  -----------  -----------
Ending units                               9,280,225   25,200,911   26,008,930   25,988,743   20,055,154
                                         ===========  ===========  ===========  ===========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $   126,005  $   329,101  $   260,988  $   270,715  $   204,708
   Mortality and expense risk and
     administrative charges                  (68,481)    (177,845)    (146,092)    (148,681)    (126,366)
                                         -----------  -----------  -----------  -----------  -----------
   Net investment income (loss)               57,524      151,256      114,896      122,034       78,342
   Net realized gain (loss)                  321,590      189,810      159,328       63,588       69,777
   Capital gain distribution from
     mutual funds                            398,177      612,493      375,822      484,005      391,615
   Change in unrealized appreciation
     (depreciation) of investments             4,459    1,380,057    1,503,347    1,767,118    1,639,923
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  operations                                 781,750    2,333,616    2,153,393    2,436,745    2,179,657
                                         -----------  -----------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract
     owners                                5,409,440    6,094,823    6,208,103    8,208,141    7,132,980
   Payments for contract benefits or
     terminations                         (1,489,138)  (1,801,326)  (1,760,609)    (959,197)    (745,958)
   Transfers between sub-accounts
     (including fixed account), net       (2,554,847)   1,624,259    2,782,906    2,154,921      961,401
   Contract maintenance charges                 (771)      (4,460)      (2,832)      (4,191)      (2,742)
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  contract transactions                    1,364,684    5,913,296    7,227,568    9,399,674    7,345,681
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets          2,146,434    8,246,912    9,380,961   11,836,419    9,525,338
Net assets at beginning of period          5,915,079   13,544,551   10,232,738   10,376,356    8,104,234
                                         -----------  -----------  -----------  -----------  -----------
Net assets at end of period              $ 8,061,513  $21,791,463  $19,613,699  $22,212,775  $17,629,572
                                         ===========  ===========  ===========  ===========  ===========
Beginning units                            5,704,323   13,032,049    9,816,678    9,928,524    7,748,441
Units issued                               5,763,659    8,682,791    8,173,891    9,564,449    7,572,065
Units redeemed                            (4,526,053)  (3,385,269)  (1,808,110)  (1,483,900)  (1,208,657)
                                         -----------  -----------  -----------  -----------  -----------
Ending units                               6,941,929   18,329,571   16,182,459   18,009,073   14,111,849
                                         ===========  ===========  ===========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                         T Rowe Price T Rowe Price T Rowe Price T Rowe Price T Rowe Price
                                          Retirement   Retirement   Retirement   Retirement   Retirement
                                         2040 Advisor 2045 Advisor 2050 Advisor 2055 Advisor 2060 Advisor
                                            Class        Class        Class        Class        Class
                                         ------------ ------------ ------------ ------------ ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                             $   284,271  $   180,866  $   149,985   $   63,988   $   35,890
   Mortality and expense risk and
     administrative charges                 (207,961)    (136,178)    (108,755)     (50,495)     (30,485)
                                         -----------  -----------  -----------   ----------   ----------
   Net investment income (loss)               76,310       44,688       41,230       13,493        5,405
   Net realized gain (loss)                  149,391      166,048       86,080       85,595      137,150
   Capital gain distribution from
     mutual funds                          1,650,607    1,044,501      871,790      327,939      128,606
   Change in unrealized appreciation
     (depreciation) of investments        (4,027,303)  (2,767,218)  (2,254,899)    (990,279)    (621,434)
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets from
  operations                              (2,150,995)  (1,511,981)  (1,255,799)    (563,252)    (350,273)
                                         -----------  -----------  -----------   ----------   ----------
From contract transactions:
   Payments received from contract
     owners                                8,809,049    6,184,010    6,512,009    2,848,922    1,681,778
   Payments for contract benefits or
     terminations                         (1,463,137)    (750,307)    (419,433)    (604,759)    (433,634)
   Transfers between sub-accounts
     (including fixed account), net          642,789      503,606       96,475      136,092      452,005
   Contract maintenance charges               (4,953)      (4,684)      (3,914)      (2,941)      (4,942)
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets from
  contract transactions                    7,983,748    5,932,625    6,185,137    2,377,314    1,695,207
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets          5,832,753    4,420,644    4,929,338    1,814,062    1,344,934
Net assets at beginning of period         17,255,687   11,088,785    8,588,190    3,969,530    2,065,199
                                         -----------  -----------  -----------   ----------   ----------
Net assets at end of period              $23,088,440  $15,509,429  $13,517,528   $5,783,592   $3,410,133
                                         ===========  ===========  ===========   ==========   ==========
Beginning units                           13,688,485    8,755,032    6,781,366    3,136,305    1,630,664
Units issued                               7,432,124    5,292,842    5,367,786    2,220,170    2,008,098
Units redeemed                            (1,127,079)    (642,287)    (454,315)    (350,911)    (689,044)
                                         -----------  -----------  -----------   ----------   ----------
Ending units                              19,993,530   13,405,587   11,694,837    5,005,564    2,949,718
                                         ===========  ===========  ===========   ==========   ==========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $   175,868  $   109,995  $    89,939   $   41,486   $   21,403
   Mortality and expense risk and
     administrative charges                 (119,815)     (73,621)     (55,741)     (24,935)     (12,829)
                                         -----------  -----------  -----------   ----------   ----------
   Net investment income (loss)               56,053       36,374       34,198       16,551        8,574
   Net realized gain (loss)                   85,358       93,739        6,466        2,764       33,152
   Capital gain distribution from
     mutual funds                            436,637      243,146      190,459       80,532       31,281
   Change in unrealized appreciation
     (depreciation) of investments         1,595,939      982,291      795,004      347,133      163,722
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets from
  operations                               2,173,987    1,355,550    1,026,127      446,980      236,729
                                         -----------  -----------  -----------   ----------   ----------
From contract transactions:
   Payments received from contract
     owners                                6,600,818    4,884,479    4,409,467    2,001,679      723,058
   Payments for contract benefits or
     terminations                           (837,626)    (435,016)    (296,421)     (76,742)    (198,428)
   Transfers between sub-accounts
     (including fixed account), net        1,674,495      767,540      385,912      405,052      562,758
   Contract maintenance charges               (2,798)      (2,856)      (2,278)      (1,760)      (1,568)
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets from
  contract transactions                    7,434,889    5,214,147    4,496,680    2,328,229    1,085,820
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets          9,608,876    6,569,697    5,522,807    2,775,209    1,322,549
Net assets at beginning of period          7,646,811    4,519,088    3,065,383    1,194,321      742,650
                                         -----------  -----------  -----------   ----------   ----------
Net assets at end of period              $17,255,687  $11,088,785  $ 8,588,190   $3,969,530   $2,065,199
                                         ===========  ===========  ===========   ==========   ==========
Beginning units                            7,310,704    4,316,183    2,927,475    1,140,956      708,969
Units issued                               7,373,821    5,291,242    4,041,928    2,022,233    1,109,036
Units redeemed                              (996,040)    (852,393)    (188,037)     (26,884)    (187,341)
                                         -----------  -----------  -----------   ----------   ----------
Ending units                              13,688,485    8,755,032    6,781,366    3,136,305    1,630,664
                                         ===========  ===========  ===========   ==========   ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                  VALIC                                     VALIC
                                Company I        VALIC        VALIC       Company I        VALIC
                                  Asset        Company I    Company I      Capital       Company I
                                Allocation     Blue Chip    Broad Cap    Conservation   Core Equity
                                   Fund       Growth Fund   Value Fund       Fund          Fund
                               ------------  ------------  ------------  ------------  ------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                   $  2,570,727  $    437,458  $    821,357  $  3,152,697  $  2,790,688
   Mortality and expense risk
     and administrative
     charges                     (1,596,785)   (7,184,887)     (509,151)   (1,544,690)   (2,467,978)
                               ------------  ------------  ------------  ------------  ------------
   Net investment income
     (loss)                         973,942    (6,747,429)      312,206     1,608,007       322,710
   Net realized gain (loss)         223,275    39,587,541     2,279,685    (1,760,528)   17,761,575
   Capital gain distribution
     from mutual funds            6,762,585    41,698,650     3,276,035       420,864    18,918,886
   Change in unrealized
     appreciation
     (depreciation) of
     investments                (23,975,194)  (68,132,738)  (11,727,758)   (3,718,200)  (54,521,327)
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets from operations        (16,015,392)    6,406,024    (5,859,832)   (3,449,857)  (17,518,156)
                               ------------  ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from
     contract owners              9,599,323    78,730,146     2,840,371     8,022,587     4,006,814
   Payments for contract
     benefits or terminations   (16,791,668)  (80,568,786)   (4,826,492)  (20,425,902)  (21,982,011)
   Transfers between
     sub-accounts (including
     fixed account), net         (3,307,291)   (1,103,406)   (4,112,535)   10,680,367    (5,392,361)
   Contract maintenance
     charges                       (103,601)     (570,124)      (68,675)      (92,915)      (83,443)
   Adjustments to net assets
     allocated to contracts
     in payout period                 7,021       (14,759)           --        (5,082)       (3,956)
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                  (10,596,216)   (3,526,929)   (6,167,331)   (1,820,945)  (23,454,957)
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets                        (26,611,608)    2,879,095   (12,027,163)   (5,270,802)  (40,973,113)
Net assets at beginning of
  period                        169,985,814   677,387,157    53,146,967   157,163,167   260,339,105
                               ------------  ------------  ------------  ------------  ------------
Net assets at end of period    $143,374,206  $680,266,252  $ 41,119,804  $151,892,365  $219,365,992
                               ============  ============  ============  ============  ============
Beginning units                  19,687,755   268,377,083    23,917,635    41,760,249    59,147,729
Units issued                      8,477,061    21,299,616     2,050,539     9,773,190       543,872
Units redeemed                   (9,794,877)  (24,406,254)   (4,963,785)  (10,355,359)   (5,734,777)
                               ------------  ------------  ------------  ------------  ------------
Ending units                     18,369,939   265,270,445    21,004,389    41,178,080    53,956,824
                               ============  ============  ============  ============  ============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $  3,738,323  $         --  $    686,168  $  3,338,294  $  2,637,667
   Mortality and expense risk
     and administrative
     charges                     (1,591,630)   (6,099,530)     (472,648)   (1,383,177)   (2,362,870)
                               ------------  ------------  ------------  ------------  ------------
   Net investment income
     (loss)                       2,146,693    (6,099,530)      213,520     1,955,117       274,797
   Net realized gain (loss)       1,132,705    50,430,956     2,602,346      (121,717)   15,413,763
   Capital gain distribution
     from mutual funds                   --    57,185,902     1,425,538       162,605     8,008,752
   Change in unrealized
     appreciation
     (depreciation) of
     investments                 15,620,810    85,037,378     3,302,975     1,645,388    21,177,581
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets from operations         18,900,208   186,554,706     7,544,379     3,641,393    44,874,893
                               ------------  ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from
     contract owners             10,395,413    41,800,229     2,768,397     8,742,147     4,021,913
   Payments for contract
     benefits or terminations   (13,786,646)  (61,717,698)   (4,501,932)  (13,925,392)  (19,059,914)
   Transfers between
     sub-accounts (including
     fixed account), net         (5,836,230)  (45,456,235)      609,899    14,349,700    (6,350,848)
   Contract maintenance
     charges                       (113,701)     (599,487)      (61,470)      (98,468)      (96,510)
   Adjustments to net assets
     allocated to contracts
     in payout period                 6,825        (4,117)           --        (5,436)       (8,557)
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                   (9,334,339)  (65,977,308)   (1,185,106)    9,062,551   (21,493,916)
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets                          9,565,869   120,577,398     6,359,273    12,703,944    23,380,977
Net assets at beginning of
  period                        160,419,945   556,809,759    46,787,694   144,459,223   236,958,128
                               ------------  ------------  ------------  ------------  ------------
Net assets at end of period    $169,985,814  $677,387,157  $ 53,146,967  $157,163,167  $260,339,105
                               ============  ============  ============  ============  ============
Beginning units                  20,870,982   296,981,404    24,571,826    38,515,466    64,571,955
Units issued                        964,227     7,179,162     3,244,886     9,641,123       411,635
Units redeemed                   (2,147,454)  (35,783,483)   (3,899,077)   (6,396,340)   (5,835,861)
                               ------------  ------------  ------------  ------------  ------------
Ending units                     19,687,755   268,377,083    23,917,635    41,760,249    59,147,729
                               ============  ============  ============  ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                 VALIC          VALIC                        VALIC
                                   VALIC       Company I      Company I        VALIC       Company I
                                 Company I      Dynamic       Emerging       Company I   Global Social
                               Dividend Value  Allocation     Economies     Global Real    Awareness
                                    Fund          Fund          Fund        Estate Fund      Fund
                               -------------- ------------  -------------  ------------  -------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                   $  13,919,430  $  3,166,124  $  11,556,668  $ 11,859,086  $   7,085,614
   Mortality and expense risk
     and administrative
     charges                      (7,729,710)   (2,524,536)    (7,174,093)   (2,910,156)    (3,857,652)
                               -------------  ------------  -------------  ------------  -------------
   Net investment income
     (loss)                        6,189,720       641,588      4,382,575     8,948,930      3,227,962
   Net realized gain (loss)        6,125,814     5,008,200      5,544,283    (4,211,790)    36,754,946
   Capital gain distribution
     from mutual funds            26,959,492     9,575,699             --     3,588,559             --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                (114,580,632)  (32,971,087)  (171,518,342)  (30,327,619)   (74,229,012)
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets from operations         (75,305,606)  (17,745,600)  (161,591,484)  (22,001,920)   (34,246,104)
                               -------------  ------------  -------------  ------------  -------------
From contract transactions:
   Payments received from
     contract owners              87,655,463     3,367,864     56,023,750    23,655,328     17,740,789
   Payments for contract
     benefits or terminations    (47,861,469)  (31,239,727)   (56,488,117)  (24,486,114)   (37,353,476)
   Transfers between
     sub-accounts (including
     fixed account), net          (1,870,683)     (776,817)   (31,522,400)   35,138,743    (50,626,348)
   Contract maintenance
     charges                        (586,965)   (2,105,091)      (208,839)     (126,304)      (121,204)
   Adjustments to net assets
     allocated to contracts
     in payout period                (10,593)           --        (14,318)          294         (8,059)
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                    37,325,753   (30,753,771)   (32,209,924)   34,181,947    (70,368,298)
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets                         (37,979,853)  (48,499,371)  (193,801,408)   12,180,027   (104,614,402)
Net assets at beginning of
  period                         749,009,037   256,696,371    827,618,593   305,291,918    438,775,790
                               -------------  ------------  -------------  ------------  -------------
Net assets at end of period    $ 711,029,184  $208,197,000  $ 633,817,185  $317,471,945  $ 334,161,388
                               =============  ============  =============  ============  =============
Beginning units                  211,950,225   184,019,647    705,849,703   202,170,993     62,001,730
Units issued                      56,602,986     2,815,406    122,348,834    46,907,722      1,794,511
Units redeemed                   (47,868,849)  (24,754,094)  (151,968,753)  (23,963,441)   (11,071,790)
                               -------------  ------------  -------------  ------------  -------------
Ending units                     220,684,362   162,080,959    676,229,784   225,115,274     52,724,451
                               =============  ============  =============  ============  =============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $  13,193,536  $  4,574,567  $   9,961,666  $ 13,444,006  $   6,789,745
   Mortality and expense risk
     and administrative
     charges                      (6,998,350)   (2,587,970)    (6,855,964)   (3,013,690)    (3,771,628)
                               -------------  ------------  -------------  ------------  -------------
   Net investment income
     (loss)                        6,195,186     1,986,597      3,105,702    10,430,316      3,018,117
   Net realized gain (loss)       29,328,115     2,491,917      7,125,217     1,000,975     17,184,718
   Capital gain distribution
     from mutual funds            56,997,804     1,771,666             --    16,569,879             --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  18,373,179    36,990,914    227,232,437     9,400,382     59,893,420
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets from operations         110,894,284    43,241,094    237,463,356    37,401,552     80,096,255
                               -------------  ------------  -------------  ------------  -------------
From contract transactions:
   Payments received from
     contract owners              48,506,639     2,091,801     47,888,144    23,156,603     16,596,234
   Payments for contract
     benefits or terminations    (67,976,759)  (17,231,044)   (62,762,322)  (29,174,020)   (34,641,291)
   Transfers between
     sub-accounts (including
     fixed account), net         (17,193,667)  (10,645,586)    (9,499,143)  (53,579,395)    (5,811,114)
   Contract maintenance
     charges                        (712,143)   (2,028,217)      (309,945)     (166,792)      (142,429)
   Adjustments to net assets
     allocated to contracts
     in payout period               (107,112)           --         (5,381)        2,040         (7,220)
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                   (37,483,042)  (27,813,046)   (24,688,647)  (59,761,564)   (24,005,820)
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets                          73,411,242    15,428,048    212,774,709   (22,360,012)    56,090,435
Net assets at beginning of
  period                         675,597,795   241,268,323    614,843,884   327,651,930    382,685,355
                               -------------  ------------  -------------  ------------  -------------
Net assets at end of period    $ 749,009,037  $256,696,371  $ 827,618,593  $305,291,918  $ 438,775,790
                               =============  ============  =============  ============  =============
Beginning units                  223,573,305   205,756,033    733,157,892   244,712,308     64,573,236
Units issued                      37,581,930     1,073,562     57,012,025    10,498,497      3,084,370
Units redeemed                   (49,205,010)  (22,809,948)   (84,320,214)  (53,039,812)    (5,655,876)
                               -------------  ------------  -------------  ------------  -------------
Ending units                     211,950,225   184,019,647    705,849,703   202,170,993     62,001,730
                               =============  ============  =============  ============  =============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                   VALIC         VALIC
                                    VALIC        Company I     Company I        VALIC
                                  Company I      Government    Government     Company I        VALIC
                               Global Strategy Money Market I  Securities     Growth &       Company I
                                    Fund            Fund          Fund       Income Fund    Growth Fund
                               --------------- -------------- ------------  ------------  --------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                    $         --   $   3,991,407  $  2,765,356  $  1,104,155  $    6,685,752
   Mortality and expense risk
     and administrative
     charges                      (3,700,492)     (2,860,724)     (973,116)   (1,192,129)    (11,452,900)
                                ------------   -------------  ------------  ------------  --------------
   Net investment income
     (loss)                       (3,700,492)      1,130,683     1,792,240       (87,974)     (4,767,148)
   Net realized gain (loss)        9,858,567              --    (1,106,327)    9,069,174      83,919,311
   Capital gain distribution
     from mutual funds             5,229,613              --            --     4,156,369      42,001,015
   Change in unrealized
     appreciation
     (depreciation) of
     investments                 (45,762,769)             (1)   (1,151,405)  (20,644,508)   (168,509,405)
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets from operations         (34,375,081)      1,130,682      (465,492)   (7,506,939)    (47,356,227)
                                ------------   -------------  ------------  ------------  --------------
From contract transactions:
   Payments received from
     contract owners              13,430,708      63,996,647     4,246,191     5,362,911      55,969,193
   Payments for contract
     benefits or terminations    (41,071,762)    (44,972,229)  (11,045,610)  (11,774,674)    (65,358,133)
   Transfers between
     sub-accounts (including
     fixed account), net          (9,003,795)      8,277,520     5,585,295    (2,936,113)     30,564,079
   Contract maintenance
     charges                        (277,193)       (140,004)      (67,969)     (108,241)       (480,758)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (2,528)            (22)         (819)       (1,235)         (3,851)
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets from contract
  transactions                   (36,924,570)     27,161,912    (1,282,912)   (9,457,352)     20,690,530
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets                         (71,299,651)     28,292,594    (1,748,404)  (16,964,291)    (26,665,697)
Net assets at beginning of
  period                         402,925,907     298,449,002   103,623,831   122,471,889   1,156,870,571
                                ------------   -------------  ------------  ------------  --------------
Net assets at end of period     $331,626,256   $ 326,741,596  $101,875,427  $105,507,598  $1,130,204,874
                                ============   =============  ============  ============  ==============
Beginning units                  189,404,761     151,958,592    29,772,524    27,155,285     500,617,337
Units issued                       4,851,537      61,274,859     5,049,795     4,089,187      59,781,246
Units redeemed                   (22,595,061)    (47,741,940)   (5,161,299)   (6,568,280)    (54,165,300)
                                ------------   -------------  ------------  ------------  --------------
Ending units                     171,661,237     165,491,511    29,661,020    24,676,192     506,233,283
                                ============   =============  ============  ============  ==============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                    $  3,856,952   $   1,151,959  $  2,563,845  $  1,286,862  $    7,421,887
   Mortality and expense risk
     and administrative
     charges                      (3,946,877)     (2,919,190)   (1,002,860)   (1,098,266)     (9,635,956)
                                ------------   -------------  ------------  ------------  --------------
   Net investment income
     (loss)                          (89,925)     (1,767,231)    1,560,985       188,596      (2,214,069)
   Net realized gain (loss)       10,604,408              --      (372,705)    6,125,044      38,296,412
   Capital gain distribution
     from mutual funds             7,840,619              --            --     3,355,703      63,135,646
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  30,524,823              (1)      (35,071)   10,921,104     155,270,274
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets from operations          48,879,925      (1,767,232)    1,153,209    20,590,447     254,488,263
                                ------------   -------------  ------------  ------------  --------------
From contract transactions:
   Payments received from
     contract owners              15,022,723     110,974,514     3,845,197     5,507,763      36,530,279
   Payments for contract
     benefits or terminations    (38,520,624)    (27,098,420)  (12,050,714)   (9,379,478)    (81,940,773)
   Transfers between
     sub-accounts (including
     fixed account), net         (28,589,002)   (107,512,549)    1,169,279       823,247      81,429,895
   Contract maintenance
     charges                        (314,708)       (146,741)      (76,285)     (129,242)       (462,175)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (7,730)         (5,495)         (721)       (1,143)        (78,774)
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets from contract
  transactions                   (52,409,341)    (23,788,691)   (7,113,244)   (3,178,853)     35,478,452
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets                          (3,529,416)    (25,555,923)   (5,960,035)   17,411,594     289,966,715
Net assets at beginning of
  period                         406,455,323     324,004,925   109,583,866   105,060,295     866,903,856
                                ------------   -------------  ------------  ------------  --------------
Net assets at end of period     $402,925,907   $ 298,449,002  $103,623,831  $122,471,889  $1,156,870,571
                                ============   =============  ============  ============  ==============
Beginning units                  214,909,453     163,996,811    31,411,762    27,491,527     483,872,585
Units issued                       2,404,423      41,724,685     4,177,149     4,757,773      49,281,175
Units redeemed                   (27,909,115)    (53,762,904)   (5,816,387)   (5,094,015)    (32,536,423)
                                ------------   -------------  ------------  ------------  --------------
Ending units                     189,404,761     151,958,592    29,772,524    27,155,285     500,617,337
                                ============   =============  ============  ============  ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                 VALIC           VALIC
                                   VALIC          VALIC        Company I       Company I       VALIC
                                 Company I      Company I    International   International   Company I
                                  Health        Inflation    Equities Index   Government   International
                               Sciences Fund  Protected Fund      Fund         Bond Fund    Growth Fund
                               -------------  -------------- --------------  ------------- -------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                   $          --   $  9,091,196  $   24,328,692  $  1,576,962  $  5,559,867
   Mortality and expense risk
     and administrative
     charges                      (7,549,386)    (4,982,370)    (11,044,753)   (1,545,790)   (3,980,275)
                               -------------   ------------  --------------  ------------  ------------
   Net investment income
     (loss)                       (7,549,386)     4,108,826      13,283,939        31,172     1,579,592
   Net realized gain (loss)       31,250,886        335,325      72,386,874    (2,516,287)   15,835,354
   Capital gain distribution
     from mutual funds            87,956,299      4,350,156              --        57,321     6,258,757
   Change in unrealized
     appreciation
     (depreciation) of
     investments                (108,643,557)   (25,187,721)   (241,092,082)   (4,886,009)  (60,655,839)
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets from operations           3,014,242    (16,393,414)   (155,421,269)   (7,313,803)  (36,982,136)
                               -------------   ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from
     contract owners              41,296,954     36,667,596     105,111,793     9,410,153    15,904,792
   Payments for contract
     benefits or terminations    (70,162,043)   (56,611,462)    (79,186,292)  (12,860,845)  (37,492,345)
   Transfers between
     sub-accounts (including
     fixed account), net         (20,748,665)   156,739,664    (273,122,631)  (39,697,286)   21,084,520
   Contract maintenance
     charges                        (300,501)      (541,198)       (657,584)     (171,802)     (274,176)
   Adjustments to net assets
     allocated to contracts
     in payout period                   (945)        (6,511)            474        (4,158)       (2,927)
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                   (49,915,200)   136,248,089    (247,854,240)  (43,323,938)     (780,136)
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets                         (46,900,958)   119,854,675    (403,275,509)  (50,637,741)  (37,762,272)
Net assets at beginning of
  period                         753,751,250    475,521,264   1,314,892,996   175,219,643   429,090,653
                               -------------   ------------  --------------  ------------  ------------
Net assets at end of period    $ 706,850,292   $595,375,939  $  911,617,487  $124,581,902  $391,328,381
                               =============   ============  ==============  ============  ============
Beginning units                  147,159,519    356,598,447     592,146,213    56,030,138   128,589,034
Units issued                       3,569,406    129,170,344      91,382,989    11,352,382    23,946,845
Units redeemed                   (12,746,013)   (25,901,997)   (205,328,485)  (25,786,439)  (23,793,214)
                               -------------   ------------  --------------  ------------  ------------
Ending units                     137,982,912    459,866,794     478,200,717    41,596,081   128,742,665
                               =============   ============  ==============  ============  ============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $          --   $  1,061,620  $   25,452,028  $         --  $  5,625,002
   Mortality and expense risk
     and administrative
     charges                      (6,944,908)    (4,444,881)    (10,511,736)   (1,677,561)   (3,756,115)
                               -------------   ------------  --------------  ------------  ------------
   Net investment income
     (loss)                       (6,944,908)    (3,383,261)     14,940,292    (1,677,561)    1,868,887
   Net realized gain (loss)       53,354,127      2,338,018       8,940,190    (4,545,396)   14,445,204
   Capital gain distribution
     from mutual funds            79,759,661        618,211              --            --            --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  40,368,572     17,370,361     194,289,588    17,573,160    77,010,157
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets from operations         166,537,452     16,943,329     218,170,070    11,350,203    93,324,248
                               -------------   ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from
     contract owners              36,648,982     26,958,066      78,909,534    10,266,843    14,070,763
   Payments for contract
     benefits or terminations    (66,972,198)   (48,332,906)    (99,965,000)  (16,412,018)  (33,892,453)
   Transfers between
     sub-accounts (including
     fixed account), net         (53,972,664)    68,231,519     247,531,261   (11,630,612)  (12,202,060)
   Contract maintenance
     charges                        (312,893)      (569,356)       (868,077)     (200,996)     (302,847)
   Adjustments to net assets
     allocated to contracts
     in payout period                  9,625         (7,013)        (25,219)          256        (1,999)
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                   (84,599,148)    46,280,310     225,582,499   (17,976,527)  (32,328,596)
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets                          81,938,304     63,223,639     443,752,569    (6,626,324)   60,995,652
Net assets at beginning of
  period                         671,812,946    412,297,625     871,140,427   181,845,967   368,095,001
                               -------------   ------------  --------------  ------------  ------------
Net assets at end of period    $ 753,751,250   $475,521,264  $1,314,892,996  $175,219,643  $429,090,653
                               =============   ============  ==============  ============  ============
Beginning units                  165,775,531    321,032,128     481,966,613    62,101,781   138,846,105
Units issued                       3,548,121     63,033,592     150,806,503    11,376,379     5,720,441
Units redeemed                   (22,164,133)   (27,467,273)    (40,626,903)  (17,448,022)  (15,977,512)
                               -------------   ------------  --------------  ------------  ------------
Ending units                     147,159,519    356,598,447     592,146,213    56,030,138   128,589,034
                               =============   ============  ==============  ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                   VALIC          VALIC         VALIC          VALIC          VALIC
                                 Company I      Company I     Company I    Company I Mid  Company I Mid
                               International    Large Cap   Large Capital    Cap Index    Cap Strategic
                                Value Fund      Core Fund    Growth Fund       Fund        Growth Fund
                               -------------  ------------  ------------- --------------  -------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                   $  15,243,667  $  1,575,878  $  2,577,464  $   35,506,043  $    236,594
   Mortality and expense risk
     and administrative
     charges                      (7,243,892)   (1,508,385)   (4,205,129)    (31,593,736)   (2,594,169)
                               -------------  ------------  ------------  --------------  ------------
   Net investment income
     (loss)                        7,999,775        67,493    (1,627,665)      3,912,307    (2,357,575)
   Net realized gain (loss)       33,016,782     1,697,981    21,207,051     210,893,336    11,882,785
   Capital gain distribution
     from mutual funds                    --     7,862,003    21,052,139     209,747,685    12,289,670
   Change in unrealized
     appreciation
     (depreciation) of
     investments                (184,838,674)  (23,321,007)  (39,654,217)   (822,224,223)  (35,173,784)
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets from operations        (143,822,117)  (13,693,530)      977,308    (397,670,895)  (13,358,904)
                               -------------  ------------  ------------  --------------  ------------
From contract transactions:
   Payments received from
     contract owners              36,745,238     8,328,522     9,499,749     153,924,694     7,492,186
   Payments for contract
     benefits or terminations    (77,336,692)  (17,658,121)  (34,596,779)   (285,010,860)  (21,345,810)
   Transfers between
     sub-accounts (including
     fixed account), net         (33,064,320)   (8,630,708)  (10,432,696)    (19,073,460)     (143,868)
   Contract maintenance
     charges                        (419,667)     (152,580)     (141,589)     (1,809,154)      (70,431)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (1,006)          696        (6,760)         (9,293)         (485)
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                   (74,076,447)  (18,112,191)  (35,678,075)   (151,978,073)  (14,068,408)
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets                        (217,898,564)  (31,805,721)  (34,700,767)   (549,648,968)  (27,427,312)
Net assets at beginning of
  period                         835,931,366   162,489,954   433,864,557   3,368,306,160   267,375,959
                               -------------  ------------  ------------  --------------  ------------
Net assets at end of period    $ 618,032,802  $130,684,233  $399,163,790  $2,818,657,192  $239,948,647
                               =============  ============  ============  ==============  ============
Beginning units                  557,899,484    56,932,870   192,008,244     151,102,680   102,563,019
Units issued                      21,135,177     1,502,646     1,641,432      10,756,296     3,533,595
Units redeemed                   (71,826,612)   (7,773,637)  (16,476,633)    (16,984,226)   (8,521,916)
                               -------------  ------------  ------------  --------------  ------------
Ending units                     507,208,049    50,661,879   177,173,043     144,874,750    97,574,698
                               =============  ============  ============  ==============  ============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $  14,892,238  $  1,438,760  $  2,757,704  $   38,641,647  $         --
   Mortality and expense risk
     and administrative
     charges                      (7,609,559)   (1,494,275)   (3,827,466)    (31,273,690)   (2,362,645)
                               -------------  ------------  ------------  --------------  ------------
   Net investment income
     (loss)                        7,282,679       (55,515)   (1,069,762)      7,367,957    (2,362,645)
   Net realized gain (loss)       27,026,652       518,668    16,206,582     190,744,664    10,441,828
   Capital gain distribution
     from mutual funds                    --    11,212,284    12,627,185     264,609,325    15,835,848
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  82,413,833    16,871,234    69,060,225      (7,286,768)   31,477,079
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets from operations         116,723,164    28,546,671    96,824,230     455,435,178    55,392,110
                               -------------  ------------  ------------  --------------  ------------
From contract transactions:
   Payments received from
     contract owners              38,051,280     9,061,267     9,184,185     143,206,015     6,223,523
   Payments for contract
     benefits or terminations    (73,022,256)  (14,934,913)  (30,137,356)   (282,836,966)  (18,343,213)
   Transfers between
     sub-accounts (including
     fixed account), net           1,925,860    (2,991,764)   (9,893,756)   (143,943,683)   (5,900,623)
   Contract maintenance
     charges                        (499,197)     (174,574)     (159,186)     (1,944,290)      (85,851)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (7,369)       10,441         4,455         (58,782)       (3,570)
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                   (33,551,682)   (9,029,543)  (31,001,658)   (285,577,706)  (18,109,734)
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets                          83,171,482    19,517,128    65,822,572     169,857,472    37,282,376
Net assets at beginning of
  period                         752,759,884   142,972,826   368,041,985   3,198,448,688   230,093,583
                               -------------  ------------  ------------  --------------  ------------
Net assets at end of period    $ 835,931,366  $162,489,954  $433,864,557  $3,368,306,160  $267,375,959
                               =============  ============  ============  ==============  ============
Beginning units                  581,021,306    60,196,973   207,313,236     163,461,466   110,264,905
Units issued                      25,848,090     3,361,148     1,909,853       3,809,990     2,909,520
Units redeemed                   (48,969,912)   (6,625,251)  (17,214,845)    (16,168,776)  (10,611,406)
                               -------------  ------------  ------------  --------------  ------------
Ending units                     557,899,484    56,932,870   192,008,244     151,102,680   102,563,019
                               =============  ============  ============  ==============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                     VALIC           VALIC
                                                      VALIC        Company I       Company I       VALIC         VALIC
                                                    Company I      Science &       Small Cap     Company I     Company I
                                                    Nasdaq-100     Technology     Aggressive     Small Cap     Small Cap
                                                    Index Fund        Fund        Growth Fund      Fund        Index Fund
                                                   ------------  --------------  ------------  ------------  --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                       $  2,108,835  $           --  $         --  $    801,158  $   10,983,213
   Mortality and expense risk and
     administrative charges                          (4,240,941)    (12,507,259)   (1,457,623)   (3,051,926)    (11,229,178)
   Net investment income (loss)                      (2,132,106)    (12,507,259)   (1,457,623)   (2,250,768)       (245,965)
   Net realized gain (loss)                          24,168,614      78,308,499     3,792,804    17,490,468      62,692,372
   Capital gain distribution from mutual funds       18,328,336     109,200,578     3,728,022    49,022,262      62,167,430
   Change in unrealized appreciation
     (depreciation) of investments                  (46,975,238)   (197,914,548)  (20,840,869)  (87,829,807)   (263,230,850)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations    (6,610,394)    (22,912,730)  (14,777,666)  (23,567,845)   (138,617,013)
                                                   ------------  --------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners            30,648,485      35,556,712     9,572,270     5,177,229      66,749,120
   Payments for contract benefits or
     terminations                                   (39,403,582)    (96,511,708)  (12,841,398)  (27,281,805)    (89,796,196)
   Transfers between sub-accounts (including
     fixed account), net                              4,256,428      (9,855,484)   15,716,119   (11,059,285)     56,560,545
   Contract maintenance charges                        (137,288)       (305,304)      (50,719)      (96,549)       (509,838)
   Adjustments to net assets allocated to
     contracts in payout period                          (3,702)        (40,330)       (5,455)      (21,239)         19,325
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                       (4,639,659)    (71,156,114)   12,390,817   (33,281,649)     33,022,956
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets                   (11,250,053)    (94,068,844)   (2,386,849)  (56,849,494)   (105,594,057)
Net assets at beginning of period                   405,176,660   1,235,770,150   135,783,972   319,532,678   1,116,403,270
                                                   ------------  --------------  ------------  ------------  --------------
Net assets at end of period                        $393,926,607  $1,141,701,306  $133,397,123  $262,683,184  $1,010,809,213
                                                   ============  ==============  ============  ============  ==============
Beginning units                                     233,595,865     171,772,064    46,038,834    56,550,062     150,551,361
Units issued                                         17,564,301       4,585,986    11,220,075     1,491,104      18,408,042
Units redeemed                                      (20,306,178)    (13,384,211)   (7,396,501)   (7,091,286)    (14,710,788)
                                                   ------------  --------------  ------------  ------------  --------------
Ending units                                        230,853,988     162,973,839    49,862,408    50,949,880     154,248,615
                                                   ============  ==============  ============  ============  ==============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $  2,357,179  $           --  $         --  $    926,473  $   11,419,211
   Mortality and expense risk and
     administrative charges                          (3,463,894)    (10,395,980)   (1,114,493)   (3,013,477)    (10,260,780)
   Net investment income (loss)                      (1,106,715)    (10,395,980)   (1,114,493)   (2,087,004)      1,158,431
   Net realized gain (loss)                          15,685,203      53,248,312       (51,212)   21,133,696      67,144,856
   Capital gain distribution from mutual funds       14,708,913      74,072,170     4,916,202    24,055,230      54,497,443
   Change in unrealized appreciation
     (depreciation) of investments                   64,847,191     243,435,156    32,580,970    (2,872,641)     12,276,324
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations    94,134,592     360,359,658    36,331,467    40,229,281     135,077,054
                                                   ------------  --------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners            27,582,164      26,235,077     6,609,255     5,692,935      53,511,361
   Payments for contract benefits or
     terminations                                   (29,721,338)    (78,493,669)  (10,920,038)  (25,495,493)    (90,614,382)
   Transfers between sub-accounts (including
     fixed account), net                             14,305,907       7,648,471    (2,934,148)  (15,812,604)    (37,865,685)
   Contract maintenance charges                        (135,411)       (312,650)      (54,534)     (106,342)       (573,420)
   Adjustments to net assets allocated to
     contracts in payout period                          (3,932)        (41,623)          (30)        4,566          (5,327)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                       12,027,390     (44,964,394)   (7,299,495)  (35,716,938)    (75,547,453)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets                   106,161,982     315,395,264    29,031,972     4,512,343      59,529,601
Net assets at beginning of period                   299,014,678     920,374,886   106,752,000   315,020,335   1,056,873,669
                                                   ------------  --------------  ------------  ------------  --------------
Net assets at end of period                        $405,176,660  $1,235,770,150  $135,783,972  $319,532,678  $1,116,403,270
                                                   ============  ==============  ============  ============  ==============
Beginning units                                     225,863,789     179,094,645    49,417,602    63,357,719     161,282,233
Units issued                                         24,379,296       4,737,635     4,282,976       652,684       6,334,791
Units redeemed                                      (16,647,220)    (12,060,216)   (7,661,744)   (7,460,341)    (17,065,663)
                                                   ------------  --------------  ------------  ------------  --------------
Ending units                                        233,595,865     171,772,064    46,038,834    56,550,062     150,551,361
                                                   ============  ==============  ============  ============  ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                        VALIC                                                      VALIC
                                                      Company I        VALIC          VALIC                      Company II
                                                      Small Cap      Company I      Company I       VALIC        Aggressive
                                                    Special Values   Small Mid     Stock Index    Company I        Growth
                                                         Fund       Growth Fund       Fund        Value Fund   Lifestyle Fund
                                                    -------------- ------------  --------------  ------------  --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                         $  2,824,653  $         --  $   74,460,796  $  1,348,818   $  8,053,192
   Mortality and expense risk and administrative
     charges                                           (2,186,956)   (1,123,893)    (44,196,927)     (825,553)    (5,717,316)
   Reimbursements of expenses                                  --            --              --            --      1,476,220
                                                     ------------  ------------  --------------  ------------   ------------
   Net investment income (loss)                           637,697    (1,123,893)     30,263,869       523,265      3,812,096
   Net realized gain (loss)                            18,976,609     6,775,086     278,761,207     8,569,492     12,273,948
   Capital gain distribution from mutual funds         17,577,696     4,229,754     162,997,206            --     20,198,246
   Change in unrealized appreciation
     (depreciation) of investments                    (70,748,671)  (16,031,181)   (709,054,069)  (17,677,560)   (89,900,861)
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets from operations     (33,556,669)   (6,150,234)   (237,031,787)   (8,584,803)   (53,616,571)
                                                     ------------  ------------  --------------  ------------   ------------
From contract transactions:
   Payments received from contract owners              27,438,019     3,575,112     230,340,683     3,364,154     61,751,449
   Payments for contract benefits or terminations     (19,746,243)   (9,709,211)   (380,913,654)  (10,947,079)   (54,326,367)
   Transfers between sub-accounts (including
     fixed account), net                              (17,609,163)   (3,224,261)    (78,758,658)   (4,761,237)   (21,394,048)
   Contract maintenance charges                           (44,928)      (29,087)     (2,010,013)      (87,349)      (908,200)
   Adjustments to net assets allocated to
     contracts in payout period                             2,542          (203)         42,656            37            113
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                         (9,959,773)   (9,387,650)   (231,298,986)  (12,431,474)   (14,877,053)
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets                     (43,516,442)  (15,537,884)   (468,330,773)  (21,016,277)   (68,493,624)
Net assets at beginning of period                     235,467,713   116,510,136   4,581,664,951    92,102,037    597,400,403
                                                     ------------  ------------  --------------  ------------   ------------
Net assets at end of period                          $191,951,271  $100,972,252  $4,113,334,178  $ 71,085,760   $528,906,779
                                                     ============  ============  ==============  ============   ============
Beginning units                                       108,543,231    57,916,161     420,173,995    36,999,386    175,049,393
Units issued                                            9,966,258     1,194,499      22,060,294       643,511      7,778,726
Units redeemed                                        (15,398,781)   (5,595,142)    (42,860,890)   (5,621,256)   (12,023,378)
                                                     ------------  ------------  --------------  ------------   ------------
Ending units                                          103,110,708    53,515,518     399,373,399    32,021,641    170,804,741
                                                     ============  ============  ==============  ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $  2,404,450  $         --  $   63,278,383  $  1,562,991   $ 10,121,047
   Mortality and expense risk and administrative
     charges                                           (2,185,429)   (1,029,614)    (40,983,040)     (866,546)    (5,429,003)
   Reimbursements of expenses                                  --            --              --            --      1,401,028
                                                     ------------  ------------  --------------  ------------   ------------
   Net investment income (loss)                           219,021    (1,029,614)     22,295,343       696,445      6,093,072
   Net realized gain (loss)                            26,618,403     6,358,001     188,375,855     7,979,565     13,242,785
   Capital gain distribution from mutual funds         15,444,875     5,257,830     185,616,001            --     30,219,919
   Change in unrealized appreciation
     (depreciation) of investments                    (20,316,073)   14,834,323     399,354,603     3,463,767     31,203,020
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets from operations      21,966,226    25,420,540     795,641,802    12,139,777     80,758,796
                                                     ------------  ------------  --------------  ------------   ------------
From contract transactions:
   Payments received from contract owners               7,526,494     3,211,764     168,751,107     3,958,169     60,348,596
   Payments for contract benefits or terminations     (19,166,257)   (8,170,701)   (365,917,394)  (10,135,202)   (50,520,166)
   Transfers between sub-accounts (including
     fixed account), net                              (20,271,041)   (3,297,777)        138,620    (5,061,813)   (22,733,262)
   Contract maintenance charges                           (58,154)      (33,526)     (1,977,625)      (99,212)      (940,810)
   Adjustments to net assets allocated to
     contracts in payout period                             2,737          (258)       (269,508)           38            230
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                        (31,966,221)   (8,290,498)   (199,274,800)  (11,338,020)   (13,845,412)
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets                      (9,999,995)   17,130,042     596,367,002       801,757     66,913,384
Net assets at beginning of period                     245,467,708    99,380,094   3,985,297,949    91,300,280    530,487,019
                                                     ------------  ------------  --------------  ------------   ------------
Net assets at end of period                          $235,467,713  $116,510,136  $4,581,664,951  $ 92,102,037   $597,400,403
                                                     ============  ============  ==============  ============   ============
Beginning units                                       124,786,134    62,534,119     438,663,027    41,890,640    179,473,955
Units issued                                            5,280,978     2,424,214      17,619,164       861,524      7,763,661
Units redeemed                                        (21,523,881)   (7,042,172)    (36,108,196)   (5,752,778)   (12,188,223)
                                                     ------------  ------------  --------------  ------------   ------------
Ending units                                          108,543,231    57,916,161     420,173,995    36,999,386    175,049,393
                                                     ============  ============  ==============  ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                         VALIC         VALIC                         VALIC
                                                       Company II    Company II       VALIC        Company II      VALIC
                                                        Capital     Conservative    Company II     Government    Company II
                                                      Appreciation     Growth       Core Bond     Money Market   High Yield
                                                          Fund     Lifestyle Fund      Fund         II Fund      Bond Fund
                                                      ------------ -------------- --------------  ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                          $   187,538   $  7,587,260  $   25,616,428  $  1,553,104  $ 26,148,793
   Mortality and expense risk and administrative
     charges                                             (433,821)    (3,256,080)    (10,545,615)   (1,144,730)   (4,525,163)
   Reimbursements of expenses                             105,821        829,625       2,768,279       308,734     1,170,635
                                                      -----------   ------------  --------------  ------------  ------------
   Net investment income (loss)                          (140,462)     5,160,805      17,839,092       717,108    22,794,265
   Net realized gain (loss)                             3,472,311      1,066,756      (1,277,956)           --     1,864,321
   Capital gain distribution from mutual funds          2,008,774      1,912,195         393,724            --            --
   Change in unrealized appreciation
     (depreciation) of investments                     (5,361,266)   (30,440,195)    (45,310,377)           --   (42,283,810)
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations         (20,643)   (22,300,439)    (28,355,517)      717,108   (17,625,224)
                                                      -----------   ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners               2,107,529     38,462,557      96,164,837    25,579,629    28,547,789
   Payments for contract benefits or terminations      (4,439,724)   (44,749,725)   (102,867,351)  (16,104,130)  (52,278,091)
   Transfers between sub-accounts (including
     fixed account), net                                2,126,678     (6,385,423)    272,279,188   (17,111,906)  (17,128,123)
   Contract maintenance charges                           (55,473)      (212,040)       (511,836)      (41,545)     (239,085)
   Adjustments to net assets allocated to contracts
     in payout period                                          --        (28,320)            425           561           174
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                           (260,990)   (12,912,951)    265,065,263    (7,677,391)  (41,097,336)
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets                        (281,633)   (35,213,390)    236,709,746    (6,960,283)  (58,722,560)
Net assets at beginning of period                      41,498,943    339,604,862   1,023,246,404   123,795,829   495,903,122
                                                      -----------   ------------  --------------  ------------  ------------
Net assets at end of period                           $41,217,310   $304,391,472  $1,259,956,150  $116,835,546  $437,180,562
                                                      ===========   ============  ==============  ============  ============
Beginning units                                        19,345,424    113,512,838     497,723,255   101,543,860   173,436,602
Units issued                                            2,938,607     11,081,057     157,592,634    55,251,175    14,092,863
Units redeemed                                         (3,121,711)   (15,465,635)    (29,508,152)  (61,748,013)  (27,909,803)
                                                      -----------   ------------  --------------  ------------  ------------
Ending units                                           19,162,320    109,128,260     625,807,737    95,047,022   159,619,662
                                                      ===========   ============  ==============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                          $   183,078   $  8,520,714  $   23,581,876  $    423,998  $ 21,860,941
   Mortality and expense risk and administrative
     charges                                             (369,783)    (3,235,395)     (8,804,865)   (1,201,157)   (4,553,032)
   Reimbursements of expenses                              95,495        823,171       2,280,875       320,833     1,167,657
                                                      -----------   ------------  --------------  ------------  ------------
   Net investment income (loss)                           (91,210)     6,108,490      17,057,886      (456,326)   18,475,566
   Net realized gain (loss)                             3,281,523      1,723,301        (535,526)           (1)    2,627,552
   Capital gain distribution from mutual funds          3,424,509      2,801,801              --            --            --
   Change in unrealized appreciation
     (depreciation) of investments                      1,286,229     19,275,128      18,287,272             1    11,074,713
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations       7,901,051     29,908,720      34,809,632      (456,326)   32,177,831
                                                      -----------   ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners               1,736,181     34,464,509      67,221,973    38,319,550    28,180,613
   Payments for contract benefits or terminations      (4,410,366)   (38,973,212)    (99,102,107)  (12,020,795)  (47,831,735)
   Transfers between sub-accounts (including
     fixed account), net                                 (195,165)    (9,276,182)    128,077,190   (36,146,596)   34,393,791
   Contract maintenance charges                           (41,924)      (239,049)       (558,209)      (53,570)     (304,669)
   Adjustments to net assets allocated to contracts
     in payout period                                          --        (28,292)            431           556         2,766
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                         (2,911,274)   (14,052,226)     95,639,278    (9,900,855)   14,440,766
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets                       4,989,777     15,856,494     130,448,910   (10,357,181)   46,618,597
Net assets at beginning of period                      36,509,166    323,748,368     892,797,494   134,153,010   449,284,525
                                                      -----------   ------------  --------------  ------------  ------------
Net assets at end of period                           $41,498,943   $339,604,862  $1,023,246,404  $123,795,829  $495,903,122
                                                      ===========   ============  ==============  ============  ============
Beginning units                                        20,863,767    118,462,070     449,371,836   109,867,124   168,773,678
Units issued                                            1,575,305      7,244,970      86,132,160    37,432,250    23,708,349
Units redeemed                                         (3,093,648)   (12,194,202)    (37,780,741)  (45,755,514)  (19,045,425)
                                                      -----------   ------------  --------------  ------------  ------------
Ending units                                           19,345,424    113,512,838     497,723,255   101,543,860   173,436,602
                                                      ===========   ============  ==============  ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                       VALIC                                                     VALIC
                                                    Company II       VALIC          VALIC         VALIC        Company II
                                                   International   Company II    Company II    Company II       Moderate
                                                   Opportunities   Large Cap       Mid Cap    Mid Cap Value      Growth
                                                       Fund        Value Fund    Growth Fund      Fund       Lifestyle Fund
                                                   -------------  ------------  ------------  -------------  --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                       $   5,322,421  $  2,227,722  $    191,275  $   3,410,753  $  14,507,206
   Mortality and expense risk and administrative
     charges                                          (6,255,074)   (1,854,756)   (1,539,542)    (7,810,312)    (9,045,211)
   Reimbursements of expenses                          1,625,276       477,866       414,574      2,046,775      2,319,605
                                                   -------------  ------------  ------------  -------------  -------------
   Net investment income (loss)                          692,623       850,832      (933,693)    (2,352,784)     7,781,600
   Net realized gain (loss)                           63,627,253    18,947,573     3,325,486     47,948,943     11,340,620
   Capital gain distribution from mutual funds                --     6,227,529    22,765,280     62,161,557     20,153,485
   Change in unrealized appreciation
     (depreciation) of investments                  (175,755,483)  (44,824,173)  (44,966,866)  (225,950,669)  (110,405,014)
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations   (111,435,607)  (18,798,239)  (19,809,793)  (118,192,953)   (71,129,309)
                                                   -------------  ------------  ------------  -------------  -------------
From contract transactions:
   Payments received from contract owners             47,776,134    10,792,600    37,252,948     43,459,240    121,919,832
   Payments for contract benefits or
     terminations                                    (54,335,071)  (21,487,112)   (9,055,091)   (75,943,278)   (97,052,616)
   Transfers between sub-accounts (including
     fixed account), net                             (65,760,766)  (17,653,140)   31,706,137   (107,633,948)   (26,674,750)
   Contract maintenance charges                         (189,710)     (159,819)      (46,830)      (345,539)      (661,892)
   Adjustments to net assets allocated to
     contracts in payout period                              316            --          (645)          (117)         1,569
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from contract
  transactions....................................   (72,509,097)  (28,507,471)   59,856,519   (140,463,642)    (2,467,857)
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets                   (183,944,704)  (47,305,710)   40,046,726   (258,656,595)   (73,597,166)
Net assets at beginning of period                    684,261,194   203,476,187   136,586,222    876,439,667    927,236,654
                                                   -------------  ------------  ------------  -------------  -------------
Net assets at end of period                        $ 500,316,490  $156,170,477  $176,632,948  $ 617,783,072  $ 853,639,488
                                                   =============  ============  ============  =============  =============
Beginning units                                      225,444,336    57,219,062    54,538,747    134,638,078    273,875,279
Units issued                                          20,837,463       980,174    26,503,717      4,595,909     17,100,121
Units redeemed                                       (44,756,792)   (8,973,149)   (5,591,820)   (26,195,331)   (17,815,876)
                                                   -------------  ------------  ------------  -------------  -------------
Ending units                                         201,525,007    49,226,087    75,450,644    113,038,656    273,159,524
                                                   =============  ============  ============  =============  =============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $   7,785,119  $  2,694,685  $         --  $   5,134,038  $  18,748,269
   Mortality and expense risk and administrative
     charges                                          (5,721,794)   (2,006,790)   (1,115,808)    (8,596,692)    (8,583,976)
   Reimbursements of expenses                          1,476,197       501,279       287,017      2,244,712      2,198,948
                                                   -------------  ------------  ------------  -------------  -------------
   Net investment income (loss)                        3,539,522     1,189,174      (828,791)    (1,217,942)    12,363,241
   Net realized gain (loss)                           34,877,999    25,667,014     1,105,823     93,841,738     24,017,146
   Capital gain distribution from mutual funds                --            --            --     53,380,854     34,528,625
   Change in unrealized appreciation
     (depreciation) of investments                   150,901,616       201,099    30,100,072    (30,111,030)    35,580,656
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations    189,319,137    27,057,287    30,377,104    115,893,620    106,489,668
                                                   -------------  ------------  ------------  -------------  -------------
From contract transactions:
   Payments received from contract owners             36,979,388    11,875,872     7,625,043     42,413,275    108,504,656
   Payments for contract benefits or
     terminations                                    (52,557,769)  (20,249,181)   (9,504,133)   (82,819,206)   (86,795,657)
   Transfers between sub-accounts (including
     fixed account), net                               6,624,360   (18,960,182)    7,483,771   (117,999,190)   (43,168,115)
   Contract maintenance charges                         (234,025)     (227,626)      (72,248)      (395,939)      (729,444)
   Adjustments to net assets allocated to
     contracts in payout period                            3,809            --          (265)           420            177
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from contract
  transactions                                        (9,184,237)  (27,561,117)    5,532,168   (158,800,640)   (22,188,383)
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets                    180,134,900      (503,830)   35,909,272    (42,907,020)    84,301,285
Net assets at beginning of period                    504,126,294   203,980,017   100,676,950    919,346,687    842,935,369
                                                   -------------  ------------  ------------  -------------  -------------
Net assets at end of period                        $ 684,261,194  $203,476,187  $136,586,222  $ 876,439,667  $ 927,236,654
                                                   =============  ============  ============  =============  =============
Beginning units                                      229,789,203    66,351,638    52,595,301    160,086,694    280,843,771
Units issued                                          20,207,245     5,804,949     6,322,849      1,372,977     15,548,867
Units redeemed                                       (24,552,112)  (14,937,525)   (4,379,403)   (26,821,593)   (22,517,359)
                                                   -------------  ------------  ------------  -------------  -------------
Ending units                                         225,444,336    57,219,062    54,538,747    134,638,078    273,875,279
                                                   =============  ============  ============  =============  =============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                                                   Vanguard
                                                                                       VALIC                     LifeStrategy
                                                          VALIC         VALIC       Company II        VALIC      Conservative
                                                       Company II     Company II     Socially       Company II   Growth Fund
                                                        Small Cap     Small Cap     Responsible   Strategic Bond   Investor
                                                       Growth Fund    Value Fund       Fund            Fund         Shares
                                                      ------------  -------------  -------------  -------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                          $         --  $   3,280,775  $  11,884,157   $ 21,865,620  $  2,343,716
   Mortality and expense risk and administrative
     charges                                            (1,447,302)    (3,912,426)    (7,201,461)    (5,784,701)   (1,127,166)
   Reimbursements of expenses                              379,529      1,028,030      1,866,591      1,510,885            --
                                                      ------------  -------------  -------------   ------------  ------------
   Net investment income (loss)                         (1,067,773)       396,379      6,549,287     17,591,804     1,216,550
   Net realized gain (loss)                              8,442,800     13,224,888     81,001,742      8,779,019     1,695,951
   Capital gain distribution from mutual funds           4,746,277     28,691,869     13,565,278             --       950,793
   Change in unrealized appreciation
     (depreciation) of investments                     (24,153,386)  (104,304,867)  (136,105,456)   (52,448,926)   (7,702,326)
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets from operations      (12,032,082)   (61,991,731)   (34,989,149)   (26,078,103)   (3,839,032)
                                                      ------------  -------------  -------------   ------------  ------------
From contract transactions:
   Payments received from contract owners               14,190,574     20,330,584     44,319,028     50,728,104    10,738,776
   Payments for contract benefits or terminations      (11,764,604)   (42,910,713)   (84,762,498)   (57,036,402)  (11,333,179)
   Transfers between sub-accounts (including
     fixed account), net                                26,910,335    (24,947,124)   (76,557,282)    24,933,451       835,548
   Contract maintenance charges                            (81,863)      (137,192)      (460,846)      (881,695)      (40,796)
   Adjustments to net assets allocated to contracts
     in payout period                                         (936)        (2,676)          (299)        (5,336)          486
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                          29,253,506    (47,667,121)  (117,461,897)    17,738,122       200,835
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets                       17,221,424   (109,658,852)  (152,451,046)    (8,339,981)   (3,638,197)
Net assets at beginning of period                      126,112,240    433,221,890    779,504,963    612,659,053    91,831,292
                                                      ------------  -------------  -------------   ------------  ------------
Net assets at end of period                           $143,333,664  $ 323,563,038  $ 627,053,917   $604,319,072  $ 88,193,095
                                                      ============  =============  =============   ============  ============
Beginning units                                         32,109,839     96,767,255    239,129,520    206,604,694    41,049,609
Units issued                                            14,548,144      8,841,563      3,565,628     25,862,157     4,959,237
Units redeemed                                          (8,205,670)   (19,385,310)   (37,654,532)   (21,212,663)   (4,883,321)
                                                      ------------  -------------  -------------   ------------  ------------
Ending units                                            38,452,313     86,223,508    205,040,616    211,254,188    41,125,525
                                                      ============  =============  =============   ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                          $         --  $   4,043,958  $  10,313,109   $ 21,806,791  $  1,993,589
   Mortality and expense risk and administrative
     charges                                              (952,336)    (4,244,715)    (7,357,767)    (5,741,382)   (1,072,828)
   Reimbursements of expenses                              247,454      1,111,779      1,905,120      1,478,183            --
                                                      ------------  -------------  -------------   ------------  ------------
   Net investment income (loss)                           (704,882)       911,022      4,860,462     17,543,592       920,761
   Net realized gain (loss)                              1,759,469     40,816,129     65,789,506      6,428,828     1,632,806
   Capital gain distribution from mutual funds           4,944,816     16,309,091     50,793,557             --       229,939
   Change in unrealized appreciation
     (depreciation) of investments                      27,250,618    (42,336,683)    17,286,983     10,911,551     5,343,553
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets from operations       33,250,021     15,699,559    138,730,508     34,883,971     8,127,059
                                                      ------------  -------------  -------------   ------------  ------------
From contract transactions:
   Payments received from contract owners                4,581,560     22,656,754     46,129,024     35,011,639     9,299,418
   Payments for contract benefits or terminations       (8,011,517)   (42,236,989)   (72,507,900)   (59,032,792)   (9,950,143)
   Transfers between sub-accounts (including
     fixed account), net                                20,928,483    (64,971,419)   (66,470,374)    17,432,400    (2,666,238)
   Contract maintenance charges                            (70,715)      (176,391)      (468,180)      (895,711)      (43,789)
   Adjustments to net assets allocated to contracts
     in payout period                                         (851)        (3,982)          (525)        (3,503)          494
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                          17,426,960    (84,732,027)   (93,317,955)    (7,487,967)   (3,360,258)
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets                       50,676,981    (69,032,468)    45,412,553     27,396,004     4,766,801
Net assets at beginning of period                       75,435,259    502,254,358    734,092,410    585,263,049    87,064,491
                                                      ------------  -------------  -------------   ------------  ------------
Net assets at end of period                           $126,112,240  $ 433,221,890  $ 779,504,963   $612,659,053  $ 91,831,292
                                                      ============  =============  =============   ============  ============
Beginning units                                         27,036,435    116,675,370    268,366,950    210,077,767    42,667,897
Units issued                                             8,879,900      3,996,261      4,486,562      9,598,808     4,109,168
Units redeemed                                          (3,806,496)   (23,904,376)   (33,723,992)   (13,071,881)   (5,727,456)
                                                      ------------  -------------  -------------   ------------  ------------
Ending units                                            32,109,839     96,767,255    239,129,520    206,604,694    41,049,609
                                                      ============  =============  =============   ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                    Vanguard      Vanguard
                                                      Vanguard    LifeStrategy    Long-Term     Vanguard
                                                    LifeStrategy    Moderate     Investment-    Long-Term      Vanguard
                                                    Growth Fund   Growth Fund    Grade Fund   Treasury Fund   Wellington
                                                      Investor      Investor      Investor      Investor     Fund Investor
                                                       Shares        Shares        Shares        Shares         Shares
                                                    ------------  ------------  ------------  ------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                        $  5,694,440  $  6,057,187  $ 10,556,429  $  5,730,477  $   50,913,844
   Mortality and expense risk and administrative
     charges                                          (3,062,003)   (3,092,702)   (3,048,206)   (2,413,141)    (22,961,104)
   Reimbursements of expenses                                 --            --       630,901       501,976              --
                                                    ------------  ------------  ------------  ------------  --------------
   Net investment income (loss)                        2,632,437     2,964,485     8,139,124     3,819,312      27,952,740
   Net realized gain (loss)                            9,051,109    11,184,048    (6,585,268)   (1,331,648)     74,862,085
   Capital gain distribution from mutual funds         4,000,321     3,311,838       957,586            --     107,297,621
   Change in unrealized appreciation
     (depreciation) of investments                   (35,710,884)  (32,762,125)  (22,357,108)   (9,443,974)   (295,320,036)
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations    (20,027,017)  (15,301,754)  (19,845,666)   (6,956,310)    (85,207,590)
                                                    ------------  ------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners             27,207,670    32,760,851    12,004,271     8,488,008     115,809,614
   Payments for contract benefits or terminations    (21,635,825)  (30,029,168)  (27,645,347)  (21,733,809)   (199,664,254)
   Transfers between sub-accounts (including
     fixed account), net                              (5,482,245)   (8,700,629)  (40,833,789)   (8,368,760)    (47,740,962)
   Contract maintenance charges                         (102,509)     (145,557)     (232,475)     (171,906)       (795,691)
   Adjustments to net assets allocated to
     contracts in payout period                             (811)           50           172         1,243      (1,371,622)
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                           (13,720)   (6,114,453)  (56,707,168)  (21,785,224)   (133,762,915)
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets                    (20,040,737)  (21,416,207)  (76,552,834)  (28,741,534)   (218,970,505)
Net assets at beginning of period                    250,146,680   255,132,358   290,216,586   222,624,818   1,988,511,026
                                                    ------------  ------------  ------------  ------------  --------------
Net assets at end of period                         $230,105,943  $233,716,151  $213,663,752  $193,883,284  $1,769,540,521
                                                    ============  ============  ============  ============  ==============
Beginning units                                       94,056,973   101,919,583    76,473,321    62,988,883     426,658,543
Units issued                                           6,609,538     8,360,037     7,059,677     2,607,540      13,263,495
Units redeemed                                        (6,619,828)  (10,860,493)  (23,210,733)   (9,119,102)    (39,884,735)
                                                    ------------  ------------  ------------  ------------  --------------
Ending units                                          94,046,683    99,419,127    60,322,265    56,477,321     400,037,303
                                                    ============  ============  ============  ============  ==============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                        $  5,203,591  $  5,395,079  $ 10,536,736  $  6,164,137  $   47,148,115
   Mortality and expense risk and administrative
     charges                                          (2,859,052)   (2,923,086)   (3,129,235)   (2,749,093)    (22,554,653)
   Reimbursements of expenses                                 --            --       650,440       573,063              --
                                                    ------------  ------------  ------------  ------------  --------------
   Net investment income (loss)                        2,344,539     2,471,993     8,057,941     3,988,107      24,593,462
   Net realized gain (loss)                           10,540,544     8,723,788    (1,766,656)       10,286      51,346,833
   Capital gain distribution from mutual funds           105,200       402,021     4,318,836            --      76,393,753
   Change in unrealized appreciation
     (depreciation) of investments                    25,349,542    19,080,075    16,142,256    12,735,613      86,786,052
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations     38,339,825    30,677,877    26,752,377    16,734,006     239,120,100
                                                    ------------  ------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners             22,839,980    28,208,384    14,136,634     8,369,376     120,404,140
   Payments for contract benefits or terminations    (23,686,894)  (23,836,227)  (25,494,507)  (21,731,797)   (181,433,854)
   Transfers between sub-accounts (including
     fixed account), net                              (5,572,339)   (6,030,397)  (18,295,881)  (22,167,634)     (7,568,073)
   Contract maintenance charges                         (115,492)     (151,710)     (244,837)     (188,875)       (869,382)
   Adjustments to net assets allocated to
     contracts in payout period                           (2,485)           49           144         1,185         (88,757)
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                        (6,537,230)   (1,809,901)  (29,898,447)  (35,717,745)    (69,555,926)
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets                     31,802,595    28,867,976    (3,146,070)  (18,983,739)    169,564,174
Net assets at beginning of period                    218,344,085   226,264,382   293,362,656   241,608,557   1,818,946,852
                                                    ------------  ------------  ------------  ------------  --------------
Net assets at end of period                         $250,146,680  $255,132,358  $290,216,586  $222,624,818  $1,988,511,026
                                                    ============  ============  ============  ============  ==============
Beginning units                                       96,702,868   102,772,385    85,760,846    73,586,886     439,520,652
Units issued                                           5,956,007     8,162,204    11,066,249     1,655,833      14,334,419
Units redeemed                                        (8,601,902)   (9,015,006)  (20,353,774)  (12,253,836)    (27,196,528)
                                                    ------------  ------------  ------------  ------------  --------------
Ending units                                          94,056,973   101,919,583    76,473,321    62,988,883     426,658,543
                                                    ============  ============  ============  ============  ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                          Vanguard
                                                                         Windsor II
                                                                        Fund Investor
                                                                           Shares
                                                                       --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                           $   35,682,603
   Mortality and expense risk and administrative charges                  (20,603,310)
                                                                       --------------
   Net investment income (loss)                                            15,079,293
   Net realized gain (loss)                                               103,531,983
   Capital gain distribution from mutual funds                            117,451,854
   Change in unrealized appreciation (depreciation) of investments       (392,292,719)
                                                                       --------------
Increase (decrease) in net assets from operations                        (156,229,589)
                                                                       --------------
From contract transactions:
   Payments received from contract owners                                  61,692,565
   Payments for contract benefits or terminations                        (156,341,515)
   Transfers between sub-accounts (including fixed account), net          (73,660,993)
   Contract maintenance charges                                              (650,967)
   Adjustments to net assets allocated to contracts in payout period           (7,730)
                                                                       --------------
Increase (decrease) in net assets from contract transactions             (168,968,640)
                                                                       --------------
Increase (decrease) in net assets                                        (325,198,229)
Net assets at beginning of period                                       1,798,668,358
                                                                       --------------
Net assets at end of period                                            $1,473,470,129
                                                                       ==============
Beginning units                                                           397,426,878
Units issued                                                                2,768,011
Units redeemed                                                            (38,923,066)
                                                                       --------------
Ending units                                                              361,271,823
                                                                       ==============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                           $   34,375,332
   Mortality and expense risk and administrative charges                  (20,674,577)
                                                                       --------------
   Net investment income (loss)                                            13,700,755
   Net realized gain (loss)                                                89,089,986
   Capital gain distribution from mutual funds                            107,248,697
   Change in unrealized appreciation (depreciation) of investments         39,725,680
                                                                       --------------
Increase (decrease) in net assets from operations                         249,765,118
                                                                       --------------
From contract transactions:
   Payments received from contract owners                                  64,436,914
   Payments for contract benefits or terminations                        (149,888,770)
   Transfers between sub-accounts (including fixed account), net          (59,624,768)
   Contract maintenance charges                                              (718,701)
   Adjustments to net assets allocated to contracts in payout period          (17,439)
                                                                       --------------
Increase (decrease) in net assets from contract transactions             (145,812,764)
                                                                       --------------
Increase (decrease) in net assets                                         103,952,354
Net assets at beginning of period                                       1,694,716,004
                                                                       --------------
Net assets at end of period                                            $1,798,668,358
                                                                       ==============
Beginning units                                                           431,195,785
Units issued                                                                2,973,713
Units redeemed                                                            (36,742,620)
                                                                       --------------
Ending units                                                              397,426,878
                                                                       ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the Separate Account) is a segregated investment account established by The Variable Annuity Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

Equity Director                         Polaris Platinum Elite
Group Fixed and Variable Annuity
(GTS-VA)                                Portfolio Director
Group Unit Purchase (GUP)               Portfolio Director Freedom Advisor
IMPACT                                  Portfolio Director Group Unallocated VA
Independence Plus                       Potentia
Polaris Choice Elite

The Separate Account contracts are sold primarily through the Company's captive sales force. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company; however, all commissions are paid by the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2018 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

AMERICAN BEACON FUNDS (AMERICAN BEACON)
American Beacon Bridgeway Large Cap     American Beacon Holland Large Cap
Growth Fund Investor Class/(b)/         Growth Fund Investor Class/(b)/

ANCHOR SERIES TRUST (AST)/(A)/
AST SA BlackRock Multi-Asset Income     AST SA Wellington Growth Portfolio
Portfolio Class 3                       Class 3/(d)/
AST SA PGI Asset Allocation Portfolio   AST SA Wellington Natural Resources
Class 3/(c)/                            Portfolio Class 3/(e)/
AST SA Wellington Capital Appreciation  AST SA Wellington Strategic
Portfolio Class 3                       Multi-Asset Portfolio Class 3/(f)/
AST SA Wellington Government and
Quality Bond Portfolio Class 3

ARIEL INVESTMENT TRUST (ARIEL)
Ariel Appreciation Fund Investor Class  Ariel Fund Investor Class

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST (FTVIP)
FTVIP Franklin Founding Funds           FTVIP Templeton Global Asset
Allocation VIP Fund Class 2             Allocation Fund
FTVIP Franklin Income VIP Fund Class 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(GOLDMAN SACHS VIT)
Goldman Sachs VIT Government Money
Market Fund Service Class

INVESCO VARIABLE INSURANCE FUNDS
(INVESCO V.I.)
Invesco V.I. American Franchise Fund    Invesco V.I. Comstock Fund Series II
Series II/(o)/
Invesco V. I. Balanced-Risk Commodity   Invesco V.I. Growth and Income Fund
Strategy Fund Class R5                  Series II

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

LORD ABBETT SERIES FUND, INC. (LORD
ABBETT)
Lord Abbett Growth and Income
Portfolio Class VC

NEUBERGER BERMAN ADVISERS MANAGEMENT
TRUST (NEUBERGER BERMAN AMT)
Neuberger Berman AMT Guardian Trust
Class

SEASONS SERIES TRUST (SST)/(A)/
SST SA Allocation Balanced Portfolio    SST SA Allocation Moderate Portfolio
Class 3                                 Class 3
SST SA Allocation Growth Portfolio      SST SA Putnam Asset Allocation
Class 3                                 Diversified Growth Portfolio Class 3
SST SA Allocation Moderate Growth       SST SA Wellington Real Return
Portfolio Class 3                       Portfolio Class 3

SUNAMERICA FUNDS/(A)/
SunAmerica 2020 High Watermark Fund
Class I/(g)/

SUNAMERICA SERIES TRUST (SAST)/(A)/
SAST SA AB Growth Portfolio Class 3     SAST SA JPMorgan Emerging Markets
                                        Portfolio Class 3
SAST SA AB Small & Mid Cap Value        SAST SA JPMorgan Equity-Income
Portfolio Class 3                       Portfolio Class 3
SAST SA American Funds Asset            SAST SA JPMorgan Global Equities
Allocation Portfolio Class 3            Portfolio Class 3
SAST SA American Funds Global Growth    SAST SA JPMorgan MFS Core Bond
Portfolio Class 3                       Portfolio Class 3
SAST SA American Funds Growth           SAST SA JPMorgan Mid-Cap Growth
Portfolio Class 3                       Portfolio Class 3
SAST SA American Funds Growth-Income    SAST SA Large Cap Growth Index
Portfolio Class 3                       Portfolio Class 3/(i)/
SAST SA American Funds VCP Managed      SAST SA Large Cap Index Portfolio
Asset Allocation Portfolio Class 3      Class 3/(m)/
SAST SA BlackRock VCP Global Multi      SAST SA Large Cap Value Index
Asset Portfolio Class 3                 Portfolio Class 3/(i)/
SAST SA Boston Company Capital Growth   SAST SA Legg Mason BW Large Cap Value
Portfolio Class 3/(s)/                  Portfolio Class 3
SAST SA Columbia Technology Portfolio   SAST SA Legg Mason Tactical
Class 3                                 Opportunities Class 3/(m)/
SAST SA DFA Ultra Short Bond Portfolio  SAST SA MFS Blue Chip Growth Portfolio
Class 3                                 Class 3
SAST SA Dogs of Wall Street Portfolio   SAST SA MFS Massachusetts Investors
Class 3                                 Trust Portfolio Class 3
SAST SA Emerging Markets Equity Index   SAST SA MFS Telecom Utility Portfolio
Portfolio Class 3/(i)/                  Class 3/(t)/
SAST SA Federated Corporate Bond        SAST SA MFS Total Return Portfolio
Portfolio Class 3                       Class 3/(u)/
SAST SA Fidelity Institutional AM(R)    SAST SA Mid Cap Index Portfolio
Real Estate Portfolio Class 3/(h)/      Class 3/(l)/
SAST SA Fixed Income Index Portfolio    SAST SA Morgan Stanley International
Class 3                                 Equities Portfolio Class 3
SAST SA Fixed Income Intermediate       SAST SA Oppenheimer Main Street Large
Index Portfolio Class 3                 Cap Portfolio Class 3
SAST SA Franklin Small Company Value    SAST SA PIMCO VCP Tactical Balanced
Portfolio Class 3                       Portfolio Class 3
SAST SA Global Index Allocation 60-40   SAST SA PineBridge High-Yield Bond
Portfolio Class 3/(i)/                  Portfolio Class 3
SAST SA Global Index Allocation 75-25   SAST SA Putnam International Growth
Portfolio Class 3/(i)/                  and Income Portfolio Class 3
SAST SA Global Index Allocation 90-10   SAST SA Schroders VCP Global
Portfolio Class 3/(i)/                  Allocation Portfolio Class 3
SAST SA Goldman Sachs Global Bond       SAST SA Small Cap Index Portfolio
Portfolio Class 3                       Class 3/(l)/
SAST SA Goldman Sachs Multi-Asset       SAST SA T. Rowe Price Asset Allocation
Insights Portfolio Class 3/(m)/         Growth Portfolio Class 3/(m)/
SAST SA Index Allocation 60-40          SAST SA T. Rowe Price VCP Balanced
Portfolio Class 3/(l)/                  Portfolio Class 3
SAST SA Index Allocation 80-20          SAST SA Templeton Foreign Value
Portfolio Class 3/(l)/                  Portfolio Class 3/(n)/
SAST SA Index Allocation 90-10          SAST SA VCP Dynamic Allocation
Portfolio Class 3/(l)/                  Portfolio Class 3
SAST SA International Index Portfolio   SAST SA VCP Dynamic Strategy Portfolio
Class 3/(l)/                            Class 3
SAST SA Invesco Growth Opportunities    SAST SA VCP Index Allocation Portfolio
Portfolio Class 3                       Class 3/(m)/
SAST SA Invesco VCP Equity-Income       SAST SA WellsCap Aggressive Growth
Portfolio Class 3/(j)/                  Portfolio Class 3
SAST SA Janus Focused Growth Portfolio  SAST SA WellsCap Fundamental Growth
Class 3                                 Portfolio Class 3/(o)(p)/
SAST SA JPMorgan Diversified Balanced
Portfolio Class 3/(k)/

T. ROWE PRICE RETIREMENT FUNDS, INC.
(T. ROWE PRICE)
T Rowe Price Retirement 2015 Advisor    T Rowe Price Retirement 2040 Advisor
Class                                   Class
T Rowe Price Retirement 2020 Advisor    T Rowe Price Retirement 2045 Advisor
Class                                   Class
T Rowe Price Retirement 2025 Advisor    T Rowe Price Retirement 2050 Advisor
Class                                   Class
T Rowe Price Retirement 2030 Advisor    T Rowe Price Retirement 2055 Advisor
Class                                   Class
T Rowe Price Retirement 2035 Advisor    T Rowe Price Retirement 2060 Advisor
Class                                   Class

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


VALIC COMPANY I/(Q)/
VALIC Company I Asset Allocation Fund   VALIC Company I International Equities
                                        Index Fund
VALIC Company I Blue Chip Growth Fund   VALIC Company I International
                                        Government Bond Fund
VALIC Company I Broad Cap Value Fund    VALIC Company I International Growth
                                        Fund
VALIC Company I Capital Conservation    VALIC Company I International Value
Fund                                    Fund/(r)/
VALIC Company I Core Equity Fund        VALIC Company I Large Cap Core Fund
VALIC Company I Dividend Value Fund     VALIC Company I Large Capital Growth
                                        Fund
VALIC Company I Dynamic Allocation Fund VALIC Company I Mid Cap Index Fund VALIC Company I Emerging Economies Fund VALIC Company I Mid Cap Strategic
                                        Growth Fund
VALIC Company I Global Real Estate Fund VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Global Social           VALIC Company I Science & Technology
Awareness Fund                          Fund
VALIC Company I Global Strategy Fund    VALIC Company I Small Cap Aggressive
                                        Growth Fund
VALIC Company I Government Money
Market I Fund                           VALIC Company I Small Cap Fund
VALIC Company I Government Securities
Fund                                    VALIC Company I Small Cap Index Fund
VALIC Company I Growth & Income Fund    VALIC Company I Small Cap Special
                                        Values Fund
VALIC Company I Growth Fund             VALIC Company I Small Mid Growth Fund
VALIC Company I Health Sciences Fund    VALIC Company I Stock Index Fund
VALIC Company I Inflation Protected
Fund                                    VALIC Company I Value Fund

VALIC COMPANY II/(Q)/
VALIC Company II Aggressive Growth
Lifestyle Fund                          VALIC Company II Mid Cap Growth Fund
VALIC Company II Capital Appreciation
Fund                                    VALIC Company II Mid Cap Value Fund
VALIC Company II Conservative Growth    VALIC Company II Moderate Growth
Lifestyle Fund                          Lifestyle Fund
VALIC Company II Core Bond Fund         VALIC Company II Small Cap Growth Fund
VALIC Company II Government Money
Market II Fund                          VALIC Company II Small Cap Value Fund
VALIC Company II High Yield Bond Fund   VALIC Company II Socially Responsible
                                        Fund
VALIC Company II International
Opportunities Fund                      VALIC Company II Strategic Bond Fund
VALIC Company II Large Cap Value Fund

VANGUARD FUNDS (VANGUARD)
Vanguard LifeStrategy Conservative      Vanguard Long-Term Treasury Fund
Growth Fund Investor Shares             Investor Shares
Vanguard LifeStrategy Growth Fund       Vanguard Wellington Fund Investor
Investor Shares                         Shares
Vanguard LifeStrategy Moderate Growth   Vanguard Windsor II Fund Investor
Fund Investor Shares                    Shares
Vanguard Long-Term Investment-Grade
Fund Investor Shares

(a)These are affiliated investment companies. SunAmerica Asset Management
   Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, SunAmerica Mutual Funds and SunAmerica Series Trust.
(b)The American Beacon Holland Large Cap Growth Fund, in operation for the periods January 1, 2016 to December 31, 2016 and January 1, 2017 to
   December 15, 2017 (cessation of operations) merged into the American Beacon Bridgeway Large Cap Growth Fund, in operation for the period December 15, 2017 (commencement of operations) to December 31, 2017 and January 1, 2018 to December 31, 2018.
(c)Formerly AST AST SA Edge Asset Allocatio Portfolio.
(d)The AST SA Wellington Growth Portfolio, in operation for the period
   January 1, 2017 to December 31, 2017 and January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(e)The AST SA Wellington Natural Resources Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
   October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(f)Formerly AST SA Wellington Multi-Asset Income Portfolio.
(g)For the period January 1, 2017 to October 31, 2017 (cessation of operations).
(h)Formerly SAST SA Pyramis Real Estate Portfolio.
(i)For the period May 1, 2018 (commencement of operations) to December 31, 2018.
(j)Formerly SAST Invesco VCP Value Portfolio
(k)Formerly SAST SA JPMorgan Balanced Portfolio.
(l)For the period February 3, 2017 (commencement of operations) to December 31, 2017 and January 1, 2018 to December 31, 2018.
(m)For the period October 9, 2017 (commencement of operations) to December 31, 2017 and January 1, 2018 to December 31, 2018.
(n)Formerly SAST SA Franklin Foreign Value Portfolio.
(o)These funds had no activity in the current year.
(p)The SAST SA WellsCap Fundamental Growth Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
   October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(q)These are affiliated investment companies. The Company serves as the investment advisor to VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of the Company, serves as the transfer agent and accounting services agent to VALIC Company I, and VALIC Company II, Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as the administrator to all funds in the VALIC
   Company I and II series, the investment sub-advisor to certain underlying mutual funds of each VALIC Company I and II series, and is the investment adviser to the mutual funds in the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(r)Formerly VALIC Company I Foreign Value Fund.
(s)The SAST SA Boston Company Capital Growth Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
   October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(t)The SAST SA MFS Telecom Utility Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA Legg Mason BW Large Cap Value Portfolio.
(u)Formerly SAST SA MFS Total Return Bond Portfolio.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICY

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with
----------------
GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

INVESTMENTS: Investments in mutual funds are valued at their closing net asset
-----------
value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS IN PAYOUT: Net assets allocated to contracts in
----------------------------------------
the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

Participants are able to elect assumed interest rates between 3.00 and
6.00 percent in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

ACCUMULATION UNIT: This is the basic valuation unit used to calculate the
-----------------
contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

INCOME TAXES: The operations of the Separate Account are included in the
------------
federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. FAIR VALUE MEASUREMENTS

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

..   Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

..   Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2018 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2018, and respective hierarchy levels.

4. EXPENSES

Expense charges are applied against the current value of the Separate Account and are paid as follows:

SEPARATE ACCOUNT ANNUAL CHARGES: Deductions for the mortality and expense risk
-------------------------------
charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The exact rate depends on the particular product issued and funds selected. Expense charges for each product are as follows:

                                        Separate Account Annual
              Products                  Charges
              --------                  ------------------------
              Equity Director           1.60% - 2.10%

              GTS-VA                    0.85% on the first
                                        $10 million
                                        0.425% on the next
                                        $90 million
                                        0.21% on the excess over
                                        $100 million

              GUP                       1.00%

              IMPACT                    1.00%

              Independence Plus         1.00%

              Polaris Choice Elite      1.65% - 1.90%

              Polaris Platinum Elite    1.30% - 1.55% prior to
                                        May 1, 2017

              Polaris Platinum Elite    1.15% - 1.55% after
                                        May 1, 2017

              Portfolio Director        0.15% - 1.25%

              Portfolio Director Group
                Unallocated VA          0.00%

              Potentia                  1.45%

Mortality and expense risk charges of the Separate Account products (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

              Products                  Expense Limitations
              --------                  ------------------------
              GTS-VA                    0.6966% on the first
                                        $25,434,267
                                        0.50% on the next
                                        $74,565,733
                                        0.25% on the excess over
                                        $100 million

              GUP                       1.4157% on the first
                                        $359,065,787
                                        1.36% on the next
                                        $40,934,213
                                        1.32% on the excess over
                                        $400 million

CONTRACT MAINTENANCE CHARGE: During the accumulation phase, an annual contract
---------------------------
maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A contract maintenance charge of $3.75 is assessed on each contract (except those relating to GUP and GTS- VA, contracts within the Impact product are assessed a $30 annual maintenance charge and contracts within the Polaris Platinum Elite product are assessed a $50 annual maintenance charge) by the Company on the last day of the calendar quarter in which the Company receives the first purchase payment, and in quarterly installments thereafter during the accumulation period.

WITHDRAWAL CHARGE: A withdrawal charge is applicable to certain contract
-----------------
withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or
--------------------------------------------------
their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. The Company applied these payments to reduce its charges to the sub-account investing in that Fund. In addition, the Company currently reimburses or credits certain sub-accounts a portion of the Company's mortality and expense risk charges. Such crediting arrangements are voluntary, and may be changed by the Company at any time. The reimbursements are included on the reimbursement of expenses line of the Statements of Operations and Changes in Net Assets.

The expense reimbursements are credited at the annual rate of 0.25 percent.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments to certain products
-------------------------------
are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payments received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

PREMIUM TAX CHARGE: Certain states charge taxes on purchase payments up to a
------------------
maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) CHARGE: The charges for the GMWB
---------------------------------------------------
riders are assessed quarterly on all policies that have elected this option. The annualized charges by GMWB rider and by product are as follows:

                                                          Annualized GMWB Charge for Contracts Issued:
                                         -------------------------------------------------------------------------------
  GMWB Rider            Products                 Before October 9, 2017               On or After October 9, 2017
   ----------    ----------------------- --------------------------------------- ---------------------------------------
Polaris Income   Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.20% for one covered person
Builder          Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0.60% to 2.70% for two covered persons
Polaris Income   Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.50% for one covered person
Plus             Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0.60% to 2.50% for two covered persons
Polaris Income   Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.50% for one covered person
Plus Daily       Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0.60% to 2.50% for two covered persons
IncomeLock (1)   Portfolio Director      0.60% to 0.90% for one covered person
                 Equity Director         Not available for two covered persons   Not applicable
IncomeLock Plus  Portfolio Director      0.60% to 2.20% for one covered person
(2)              Equity Director         0.60% to 2.70% for two covered persons  Not applicable

(1)IncomeLock was not available to contracts issued after July 2, 2012.
(2)IncomeLock Plus was not available to contracts issued after January 2, 2017.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                         Cost of   Proceeds from
Sub-accounts                                                            Purchases      Sales
------------                                                           ----------- -------------
American Beacon Bridgeway Large Cap Growth Fund Investor Class         $ 9,587,804  $ 9,713,318
American Beacon Holland Large Cap Growth Fund Investor Class                   737       79,318
AST SA BlackRock Multi-Asset Income Portfolio Class 3                      656,931       70,443
AST SA PGI Asset Allocation Portfolio Class 3                               15,279        1,379
AST SA Wellington Capital Appreciation Portfolio Class 3                   458,896      205,551
AST SA Wellington Government and Quality Bond Portfolio Class 3            781,385      277,322
AST SA Wellington Growth Portfolio Class 3                                  69,320       53,204
AST SA Wellington Natural Resources Portfolio Class 3                        3,209       31,336
AST SA Wellington Strategic Multi-Asset Portfolio Class 3                  607,259       91,826
Ariel Appreciation Fund Investor Class                                  32,885,426   82,208,691
Ariel Fund Investor Class                                               46,373,770   54,659,895
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2                    6,987          218
FTVIP Franklin Income VIP Fund Class 2                                     160,701       51,170
Goldman Sachs VIT Government Money Market Fund Service Class             1,196,307    1,148,523
Invesco V. I. Balanced-Risk Commodity Strategy Fund Class R5             3,921,526   48,243,081
Invesco V.I. Comstock Fund Series II                                       188,881       60,699
Invesco V.I. Growth and Income Fund Series II                              289,695       63,229
Lord Abbett Growth and Income Portfolio Class VC                            80,758        2,202
SST SA Allocation Balanced Portfolio Class 3                               652,320       36,880
SST SA Allocation Growth Portfolio Class 3                               2,350,351      216,133
SST SA Allocation Moderate Growth Portfolio Class 3                      1,805,260      151,434
SST SA Allocation Moderate Portfolio Class 3                             1,471,004      118,404
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3        992,903       88,439
SST SA Wellington Real Return Portfolio Class 3                            775,206      292,055
SAST SA AB Growth Portfolio Class 3                                      1,084,952       63,451
SAST SA AB Small & Mid Cap Value Portfolio Class 3                         494,843       49,621
SAST SA American Funds Asset Allocation Portfolio Class 3               16,615,788      502,758
SAST SA American Funds Global Growth Portfolio Class 3                   1,246,806       53,542
SAST SA American Funds Growth Portfolio Class 3                          2,008,352       84,011
SAST SA American Funds Growth-Income Portfolio Class 3                   2,324,108       72,831
SAST SA American Funds VCP Managed Asset Allocation Portfolio Class 3   18,116,062    2,555,936
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3               8,455,298    1,605,818
SAST SA Boston Company Capital Growth Portfolio Class 3                    234,092      620,995
SAST SA Columbia Technology Portfolio Class 3                              353,342       34,426
SAST SA DFA Ultra Short Bond Portfolio Class 3                             636,538      338,655
SAST SA Dogs of Wall Street Portfolio Class 3                              616,411      263,803
SAST SA Federated Corporate Bond Portfolio Class 3                         991,685      782,767
SAST SA Fidelity Institutional AM(R) Real Estate Portfolio Class 3          21,689       15,017
SAST SA Fixed Income Index Portfolio Class 3                               678,486       60,282
SAST SA Fixed Income Intermediate Index Portfolio Class 3                  209,277       18,861
SAST SA Franklin Small Company Value Portfolio Class 3                     168,507       23,380
SAST SA Global Index Allocation 60-40 Portfolio Class 3                    149,980          470
SAST SA Global Index Allocation 75-25 Portfolio Class 3                    438,090        7,957
SAST SA Global Index Allocation 90-10 Portfolio Class 3                  1,045,217      110,346
SAST SA Goldman Sachs Global Bond Portfolio Class 3                        616,781      395,666
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3               134,349        1,771
SAST SA Index Allocation 60-40 Portfolio Class 3                         1,864,714      142,667
SAST SA Index Allocation 80-20 Portfolio Class 3                         4,997,227      171,694
SAST SA Index Allocation 90-10 Portfolio Class 3                        20,196,398      868,823
SAST SA International Index Portfolio Class 3                              100,429        4,083
SAST SA Invesco Growth Opportunities Portfolio Class 3                      93,714        6,590
SAST SA Invesco VCP Equity-Income Portfolio Class 3                      5,977,252    1,203,001
SAST SA Janus Focused Growth Portfolio Class 3                              56,355       29,985
SAST SA JPMorgan Diversified Balanced Portfolio Class 3                    833,035       74,324
SAST SA JPMorgan Emerging Markets Portfolio Class 3                        181,292       19,552
SAST SA JPMorgan Equity-Income Portfolio Class 3                           203,207       80,875
SAST SA JPMorgan Global Equities Portfolio Class 3                          51,515          478
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                           989,543      458,117
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3                          134,630       16,695
SAST SA Large Cap Growth Index Portfolio Class 3                             6,250           --

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                                    Cost of   Proceeds from
Sub-accounts                                                       Purchases      Sales
------------                                                      ----------- -------------
SAST SA Large Cap Index Portfolio Class 3                             139,752        3,438
SAST SA Large Cap Value Index Portfolio Class 3                         7,378           15
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3               153,437       50,398
SAST SA Legg Mason Tactical Opportunities Class 3                     133,315       38,450
SAST SA MFS Blue Chip Growth Portfolio Class 3                        100,902       56,147
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3           238,861       82,465
SAST SA MFS Telecom Utility Portfolio Class 3                           6,662       38,348
SAST SA MFS Total Return Portfolio Class 3                            370,419       87,346
SAST SA Mid Cap Index Portfolio Class 3                               198,328        7,618
SAST SA Morgan Stanley International Equities Portfolio Class 3       140,824       45,737
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3           106,333       73,584
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3               8,485,950    1,290,003
SAST SA PineBridge High-Yield Bond Portfolio Class 3                  207,985       56,719
SAST SA Putnam International Growth and Income Portfolio Class 3       14,220       19,834
SAST SA Schroders VCP Global Allocation Portfolio Class 3           5,426,320      787,690
SAST SA Small Cap Index Portfolio Class 3                             227,601        8,235
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3       699,577       38,283
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3               10,588,209    1,566,533
SAST SA Templeton Foreign Value Portfolio Class 3                     185,748       25,216
SAST SA VCP Dynamic Allocation Portfolio Class 3                   20,153,709    3,147,754
SAST SA VCP Dynamic Strategy Portfolio Class 3                     17,064,474    2,500,168
SAST SA VCP Index Allocation Portfolio Class 3                      8,451,039       83,145
SAST SA WellsCap Aggressive Growth Portfolio Class 3                  210,927        8,729
SAST SA WellsCap Fundamental Growth Portfolio Class 3                  18,862       11,863
T Rowe Price Retirement 2015 Advisor Class                          6,135,660    2,568,716
T Rowe Price Retirement 2020 Advisor Class                         14,937,682    4,596,657
T Rowe Price Retirement 2025 Advisor Class                         16,488,027    2,901,775
T Rowe Price Retirement 2030 Advisor Class                         14,924,240    2,947,935
T Rowe Price Retirement 2035 Advisor Class                         10,807,908    1,886,948
T Rowe Price Retirement 2040 Advisor Class                         11,172,170    1,460,919
T Rowe Price Retirement 2045 Advisor Class                          7,852,611      830,366
T Rowe Price Retirement 2050 Advisor Class                          7,686,552      587,881
T Rowe Price Retirement 2055 Advisor Class                          3,170,120      451,097
T Rowe Price Retirement 2060 Advisor Class                          2,689,443      859,979
VALIC Company I Asset Allocation Fund                              31,343,629   34,197,681
VALIC Company I Blue Chip Growth Fund                              99,919,151   68,448,060
VALIC Company I Broad Cap Value Fund                                8,229,103   10,805,034
VALIC Company I Capital Conservation Fund                          36,814,398   36,602,474
VALIC Company I Core Equity Fund                                   23,852,227   28,060,387
VALIC Company I Dividend Value Fund                               246,590,740  176,067,121
VALIC Company I Dynamic Allocation Fund                            16,125,915   36,661,526
VALIC Company I Emerging Economies Fund                           133,721,220  161,545,863
VALIC Company I Global Real Estate Fund                            84,703,460   37,974,672
VALIC Company I Global Social Awareness Fund                       12,879,096   80,009,998
VALIC Company I Global Strategy Fund                               13,852,117   49,225,558
VALIC Company I Government Money Market I Fund                    118,938,403   90,640,628
VALIC Company I Government Securities Fund                         18,427,662   17,915,916
VALIC Company I Growth & Income Fund                               24,024,888   29,407,347
VALIC Company I Growth Fund                                       201,360,138  143,380,363
VALIC Company I Health Sciences Fund                              105,758,048   75,238,386
VALIC Company I Inflation Protected Fund                          180,710,820   35,960,143
VALIC Company I International Equities Index Fund                 203,361,337  437,886,415
VALIC Company I International Government Bond Fund                 28,474,804   71,698,977
VALIC Company I International Growth Fund                          62,421,551   55,338,260
VALIC Company I International Value Fund                           38,838,563  104,886,462
VALIC Company I Large Cap Core Fund                                13,349,261   23,524,568
VALIC Company I Large Capital Growth Fund                          26,886,113   43,132,659
VALIC Company I Mid Cap Index Fund                                465,609,821  403,713,626
VALIC Company I Mid Cap Strategic Growth Fund                      21,189,397   25,322,789
VALIC Company I Nasdaq-100 Index Fund                              51,824,693   40,253,113
VALIC Company I Science & Technology Fund                         135,881,553  110,321,567
VALIC Company I Small Cap Aggressive Growth Fund                   37,425,392   22,759,108
VALIC Company I Small Cap Fund                                     54,531,112   41,032,491
VALIC Company I Small Cap Index Fund                              207,943,714  112,941,287
VALIC Company I Small Cap Special Values Fund                      43,726,361   35,469,414
VALIC Company I Small Mid Growth Fund                               6,483,580   12,763,233
VALIC Company I Stock Index Fund                                  495,755,422  533,119,494
VALIC Company I Value Fund                                          2,803,394   14,700,730

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                  Cost of   Proceeds from
Sub-accounts                                                     Purchases      Sales
------------                                                    ----------- -------------
VALIC Company II Aggressive Growth Lifestyle Fund                52,864,126   43,695,822
VALIC Company II Capital Appreciation Fund                        9,032,633    7,421,798
VALIC Company II Conservative Growth Lifestyle Fund              36,352,325   42,173,568
VALIC Company II Core Bond Fund                                 344,561,115   61,189,138
VALIC Company II Government Money Market II Fund                 69,030,424   75,988,680
VALIC Company II High Yield Bond Fund                            62,739,800   81,023,885
VALIC Company II International Opportunities Fund                60,376,092  132,170,584
VALIC Company II Large Cap Value Fund                            11,654,741   33,070,135
VALIC Company II Mid Cap Growth Fund                             97,023,544   15,330,630
VALIC Company II Mid Cap Value Fund                              91,646,839  172,269,548
VALIC Company II Moderate Growth Lifestyle Fund                  86,589,663   61,083,634
VALIC Company II Small Cap Growth Fund                           66,490,378   33,546,267
VALIC Company II Small Cap Value Fund                            69,876,391   88,445,142
VALIC Company II Socially Responsible Fund                       33,692,081  130,979,096
VALIC Company II Strategic Bond Fund                             98,905,240   63,511,587
Vanguard LifeStrategy Conservative Growth Fund Investor Shares   13,811,200   11,439,731
Vanguard LifeStrategy Growth Fund Investor Shares                25,690,273   19,059,893
Vanguard LifeStrategy Moderate Growth Fund Investor Shares       28,814,162   28,641,737
Vanguard Long-Term Investment-Grade Fund Investor Shares         36,369,468   83,963,494
Vanguard Long-Term Treasury Fund Investor Shares                 13,214,809   31,171,239
Vanguard Wellington Fund Investor Shares                        192,994,888  191,455,938
Vanguard Windsor II Fund Investor Shares                        161,222,467  197,606,152

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2018, follows:

                                                December 31, 2018                      For the Year Ended December 31, 2018
                                    ----------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  -------------  ------ ------- ------  -------
American Beacon Bridgeway Large
  Cap Growth Fund Investor Class     60,869,212             0.94      57,241,745        0.09        0.40   1.85    -7.71   -6.96
AST SA BlackRock Multi-Asset
  Income Portfolio Class 3               84,845 11.10      11.35         958,252        6.57        1.15   1.55    -5.48   -5.10
AST SA PGI Asset Allocation
  Portfolio Class 3                       2,397 17.26      17.70          41,659        2.68        1.15   1.30    -6.00   -5.86
AST SA Wellington Capital
  Appreciation Portfolio Class 3         42,219 28.21      31.09       1,267,646        0.00        1.15   1.90    -2.86   -2.13
AST SA Wellington Government and
  Quality Bond Portfolio Class 3        217,264 11.46      12.54       2,654,685        2.02        1.15   1.90    -2.10   -1.35
AST SA Wellington Growth Portfolio
  Class 3                                    -- 19.46      19.93              --        3.37        1.30   1.55     5.06    5.27
AST SA Wellington Natural
  Resources Portfolio Class 3                --  9.61       9.86              --        4.02        1.30   1.55     3.38    3.59
AST SA Wellington Strategic Multi-
  Asset Portfolio Class 3                57,254 10.28      10.37         593,223        1.95        1.15   1.55    -9.23   -8.87
Ariel Appreciation Fund Investor
  Class                              80,852,269  1.58       1.88     256,887,178        0.89        0.40   1.85   -15.58  -14.34
Ariel Fund Investor Class           104,627,173  1.64       1.80     350,016,041        0.93        0.40   1.85   -15.26  -14.02
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2               731 12.98      13.20           9,518        1.98        1.15   1.30   -10.82  -10.69
FTVIP Franklin Income VIP Fund
  Class 2                                53,392 13.94      14.72         876,990        5.35        1.15   1.65    -5.88   -5.40
Goldman Sachs VIT Government Money
  Market Fund Service Class              30,319  9.79       9.89         298,497        2.24        1.15   1.55    -0.09    0.32
Invesco V. I. Balanced-Risk
  Commodity Strategy Fund Class R5  234,224,055  0.55       0.61     137,365,267        0.22        0.40   1.85   -13.58  -12.31
Invesco V.I. Comstock Fund Series
  II                                     60,912 15.70      17.17       1,008,813        1.53        1.15   1.90   -14.03  -13.37
Invesco V.I. Growth and Income
  Fund Series II                         72,603 15.68      16.76       1,202,823        1.94        1.30   1.90   -15.23  -14.71
Lord Abbett Growth and Income
  Portfolio Class VC                     11,248 14.72      15.50         184,486        1.80        1.15   1.55    -9.57   -9.20
SST SA Allocation Balanced
  Portfolio Class 3                      95,373 14.55      15.30       1,408,234        5.50        1.15   1.55    -5.43   -5.05
SST SA Allocation Growth Portfolio
  Class 3                               187,555 15.58      16.41       3,023,874        4.92        1.15   1.55    -8.63   -8.27
SST SA Allocation Moderate Growth
  Portfolio Class 3                     167,186 14.63      15.62       2,524,310        5.81        1.15   1.65    -7.48   -7.01
SST SA Allocation Moderate
  Portfolio Class 3                     197,036 14.86      15.65       2,994,037        4.90        1.15   1.55    -6.43   -6.05
SST SA Putnam Asset Allocation
  Diversified Growth Portfolio
  Class 3                               111,204 10.89      10.99       1,221,197        2.61        1.15   1.55   -10.18   -9.81
SST SA Wellington Real Return
  Portfolio Class 3                     140,655 10.75      11.68       1,604,289        4.03        1.15   1.90    -2.09   -1.35
SAST SA AB Growth Portfolio Class 3      49,051 24.01      26.41       1,253,539        0.00        1.15   1.90     0.13    0.88
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                      37,544 18.74      20.51         745,809        0.40        1.15   1.90   -16.93  -16.30
SAST SA American Funds Asset
  Allocation Portfolio Class 3        1,443,527 16.35      17.38      24,717,992        3.42        1.15   1.65    -6.44   -5.97
SAST SA American Funds Global
  Growth Portfolio Class 3               85,656 17.79      19.48       1,612,180        1.49        1.15   1.90   -10.99  -10.32
SAST SA American Funds Growth
  Portfolio Class 3                      98,686 20.24      22.14       2,108,423        1.30        1.15   1.90    -2.40   -1.67
SAST SA American Funds Growth-
  Income Portfolio Class 3              162,174 18.75      19.93       3,138,200        3.23        1.15   1.65    -3.66   -3.18
SAST SA American Funds VCP Managed
  Asset Allocation Portfolio
  Class 3                             3,491,629 12.88      13.29      46,027,384        1.78        1.15   1.65    -6.69   -6.22
SAST SA BlackRock VCP Global Multi
  Asset Portfolio Class 3             2,288,575 10.59      10.75      24,504,957        1.20        1.15   1.65    -7.30   -6.84
SAST SA Boston Company Capital
  Growth Portfolio Class 3                   -- 19.63      21.04              --        0.26        1.30   1.90    12.59   13.13
SAST SA Columbia Technology
  Portfolio Class 3                      16,285 23.85      25.03         397,262        0.00        1.15   1.55    -9.76   -9.40
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                      89,646  8.55       9.10         806,132        1.06        1.15   1.65    -0.43    0.07
SAST SA Dogs of Wall Street
  Portfolio Class 3                      78,312 23.87      26.06       1,987,793        2.36        1.15   1.90    -2.44   -1.70
SAST SA Federated Corporate Bond
  Portfolio Class 3                     181,803 15.86      17.38       3,078,379        4.15        1.15   1.90    -4.90   -4.18
SAST SA Fidelity Institutional
  AM(R) Real Estate Portfolio
  Class 3                                 7,210 11.79      12.09          86,373        2.31        1.30   1.55    -8.19   -7.96
SAST SA Fixed Income Index
  Portfolio Class 3                      66,202  9.80       9.82         649,206        5.63        1.15   1.30    -2.16   -2.02
SAST SA Fixed Income Intermediate
  Index Portfolio Class 3                19,301  9.82       9.84         189,717        2.07        1.15   1.30    -0.97   -0.83
SAST SA Franklin Small Company
  Value Portfolio Class 3                21,772 15.80      17.28         363,633        0.86        1.15   1.90   -14.65  -14.01
SAST SA Global Index Allocation
  60-40 Portfolio Class 3                15,315  9.32       9.35         142,933        2.77        1.15   1.55    -6.78   -6.53
SAST SA Global Index Allocation
  75-25 Portfolio Class 3                42,213  9.14       9.16         386,354        2.74        1.15   1.55    -8.65   -8.40
SAST SA Global Index Allocation
  90-10 Portfolio Class 3                93,570  8.93       8.96         837,909        2.65        1.15   1.55   -10.66  -10.42
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                     137,340 11.38      12.44       1,668,747        4.09        1.15   1.90    -4.56   -3.83
SAST SA Goldman Sachs Multi-Asset
  Insights Portfolio Class 3             14,683  9.27       9.31         136,695        1.66        1.15   1.55    -9.94   -9.58
SAST SA Index Allocation 60-40
  Portfolio Class 3                     190,847 10.27      10.35       1,972,231        4.86        1.15   1.55    -6.35   -5.97
SAST SA Index Allocation 80-20
  Portfolio Class 3                     554,493 10.34      10.42       5,768,462        4.81        1.15   1.55    -8.21   -7.84
SAST SA Index Allocation 90-10
  Portfolio Class 3                   2,173,097 10.39      10.47      22,722,729        4.94        1.15   1.55    -9.12   -8.75
SAST SA International Index
  Portfolio Class 3                      10,230  8.73       8.75          89,535        3.58        1.30   1.55   -15.59  -15.37
SAST SA Invesco Growth
  Opportunities Portfolio Class 3         6,039 20.24      21.25         123,918        0.00        1.15   1.55    -6.48   -6.11
SAST SA Invesco VCP Equity-Income
  Portfolio Class 3                   1,594,555 11.69      11.96      18,930,708        2.82        1.15   1.55   -11.56  -11.20
SAST SA Janus Focused Growth
  Portfolio Class 3                      17,461 19.00      20.87         351,431        0.00        1.15   1.90    -0.87   -0.12
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 3             94,608 16.23      17.00       1,588,947        1.68        1.15   1.55    -9.39   -9.02
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                      33,321 10.20      11.20         360,497        2.56        1.15   1.90   -21.09  -20.50
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                      68,443 17.73      19.48       1,280,047        1.99        1.15   1.90    -6.49   -5.78
SAST SA JPMorgan Global Equities
  Portfolio Class 3                       3,244 13.31      13.66          43,291        2.89        1.30   1.55   -12.68  -12.46
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                     274,751 13.09      14.39       3,831,021        2.45        1.15   1.90    -2.58   -1.84
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                       9,913 22.74      24.16         230,844        0.00        1.15   1.65    -6.68   -6.21

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2018                      For the Year Ended December 31, 2018
                                    ----------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  -------------  ------ ------- ------  -------
SAST SA Large Cap Growth Index
  Portfolio Class 3                         653             9.57            6,250       0.00               1.55            -4.34
SAST SA Large Cap Index Portfolio
  Class 3                                12,567  9.80       9.84          123,447       5.61        1.30   1.55    -6.45   -6.22
SAST SA Large Cap Value Index
  Portfolio Class 3                         717             9.29            6,659       1.40               1.30            -7.09
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                46,645 16.23      17.33          798,527       1.51        1.30   1.90   -10.58  -10.04
SAST SA Legg Mason Tactical
  Opportunities Class 3                  11,891  9.51       9.56          113,623       1.88        1.15   1.55    -7.42   -7.04
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                      32,938 18.57      20.49          649,578       0.16        1.15   1.90    -7.27   -6.57
SAST SA MFS Massachusetts
  Investors Trust Portfolio Class 3      61,293 19.00      20.87        1,236,852       0.59        1.15   1.90    -7.43   -6.72
SAST SA MFS Telecom Utility
  Portfolio Class 3                          --            19.96               --       4.34               1.30             2.59
SAST SA MFS Total Return Portfolio
  Class 3                                54,826 15.32      16.09          867,015       2.19        1.15   1.55    -7.45   -7.07
SAST SA Mid Cap Index Portfolio
  Class 3                                19,785  9.06       9.09          179,828       1.31        1.30   1.55   -13.22  -13.00
SAST SA Morgan Stanley
  International Equities Portfolio
  Class 3                                66,183  9.70      10.39          679,245       1.08        1.30   1.90   -15.76  -15.25
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3            52,694 16.91      18.55          946,281       0.91        1.15   1.90    -9.86   -9.18
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3          1,901,937 11.71      12.05       22,730,769       3.10        1.15   1.65    -8.70   -8.24
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                      46,106 14.29      15.77          702,275       7.44        1.15   1.90    -5.87   -5.16
SAST SA Putnam International
  Growth and Income Portfolio
  Class 3                                11,624  8.30       8.64           99,729       2.75        1.30   1.65   -19.17  -18.89
SAST SA Schroders VCP Global
  Allocation Portfolio Class 3        1,378,326 10.79      10.92       14,995,909       2.28        1.15   1.55   -10.43  -10.06
SAST SA Small Cap Index Portfolio
  Class 3                                20,974  8.80       8.83          185,063       0.97        1.30   1.55   -13.25  -13.03
SAST SA T. Rowe Price Asset
  Allocation Growth Portfolio
  Class 3                                65,641  9.57       9.59          629,258       1.40        1.15   1.30    -6.96   -6.81
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                   2,194,174 11.28      11.45       25,024,929       2.81        1.15   1.65    -8.63   -8.17
SAST SA Templeton Foreign Value
  Portfolio Class 3                      55,686  9.50      10.40          559,006       4.99        1.15   1.90   -17.94  -17.32
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                   4,775,221 12.66      13.34       63,086,048       4.04        1.15   1.90    -8.59   -7.89
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                   4,165,149 12.42      13.05       53,850,121       4.23        1.15   1.90    -8.94   -8.25
SAST SA VCP Index Allocation
  Portfolio Class 3                     815,049  9.47       9.51        7,745,940       4.93        1.15   1.55    -8.86   -8.49
SAST SA WellsCap Aggressive Growth
  Portfolio Class 3                      14,942 15.21      16.11          230,325       0.00        1.15   1.55    -8.46   -8.09
T Rowe Price Retirement 2015
  Advisor Class                       9,280,225  1.10       1.13       10,207,156       2.19        0.40   1.00    -5.34   -4.77
T Rowe Price Retirement 2020
  Advisor Class                      25,200,911  1.12       1.14       28,121,762       2.07        0.40   1.00    -6.15   -5.58
T Rowe Price Retirement 2025
  Advisor Class                      26,008,930  1.13       1.16       29,395,881       2.01        0.40   1.00    -6.77   -6.20
T Rowe Price Retirement 2030
  Advisor Class                      25,988,743  1.14       1.17       29,664,948       1.76        0.40   1.00    -7.47   -6.91
T Rowe Price Retirement 2035
  Advisor Class                      20,055,154  1.15       1.18       23,032,564       1.53        0.40   1.00    -8.10   -7.55
T Rowe Price Retirement 2040
  Advisor Class                      19,993,530  1.15       1.18       23,088,440       1.41        0.40   1.00    -8.42   -7.87
T Rowe Price Retirement 2045
  Advisor Class                      13,405,587  1.15       1.18       15,509,429       1.36        0.40   1.00    -8.70   -8.15
T Rowe Price Retirement 2050
  Advisor Class                      11,694,837  1.15       1.18       13,517,528       1.36        0.40   1.00    -8.76   -8.21
T Rowe Price Retirement 2055
  Advisor Class                       5,005,564  1.15       1.18        5,783,592       1.31        0.40   1.00    -8.79   -8.23
T Rowe Price Retirement 2060
  Advisor Class                       2,949,718  1.15       1.18        3,410,133       1.31        0.40   1.00    -8.77   -8.22
VALIC Company I Asset Allocation
  Fund                               18,369,939  1.33       1.57      143,374,206       1.64        0.40   1.85   -10.70   -9.38
VALIC Company I Blue Chip Growth
  Fund                              265,270,445  1.44       2.48      680,266,252       0.06        0.00   1.85     0.09    1.97
VALIC Company I Broad Cap Value
  Fund                               21,004,389             1.72       41,119,804       1.74        0.40   1.85   -13.04  -11.76
VALIC Company I Capital
  Conservation Fund                  41,178,080  1.06       1.37      151,892,365       2.04        0.40   1.85    -2.93   -1.50
VALIC Company I Core Equity Fund     53,956,824  1.70       1.84      219,365,992       1.16        0.40   1.85    -8.47   -7.13
VALIC Company I Dividend Value Fund 220,684,362  1.70       1.86      711,029,184       1.91        0.40   1.85   -10.67   -9.35
VALIC Company I Dynamic Allocation
  Fund                              162,080,959  1.22       1.34      208,197,000       1.36        0.40   1.85    -8.64   -7.30
VALIC Company I Emerging Economies
  Fund                              676,229,784  0.70       0.89      633,817,185       1.58        0.40   1.85   -20.82  -19.65
VALIC Company I Global Real Estate
  Fund                              225,115,274  1.33       1.49      317,471,945       3.81        0.40   1.85    -7.75   -6.40
VALIC Company I Global Social
  Awareness Fund                     52,724,451  1.45       1.58      334,161,388       1.83        0.40   1.85   -10.14   -8.82
VALIC Company I Global Strategy
  Fund                              171,661,237  1.27       1.49      331,626,256       0.00        0.40   1.85    -9.98   -8.66
VALIC Company I Government Money
  Market I Fund                     165,491,511  0.88       1.00      326,741,596       1.28        0.40   1.85    -0.55    0.91
VALIC Company I Government
  Securities Fund                    29,661,020  1.04       1.30      101,875,427       2.69        0.40   1.85    -1.34    0.11
VALIC Company I Growth & Income
  Fund                               24,676,192  1.64       1.79      105,507,598       0.97        0.40   1.85    -7.52   -6.17
VALIC Company I Growth Fund         506,233,283  1.96       2.08    1,130,204,874       0.58        0.40   1.85    -4.56   -3.16
VALIC Company I Health Sciences
  Fund                              137,982,912  3.24       3.82      706,850,292       0.00        0.40   1.85    -0.90    0.56
VALIC Company I Inflation
  Protected Fund                    459,866,794  1.01       1.03      595,375,939       1.70        0.00   1.85    -4.03   -2.22
VALIC Company I International
  Equities Index Fund               478,200,717  0.87       1.06      911,617,487       2.19        0.40   1.85   -15.33  -14.09
VALIC Company I International
  Government Bond Fund               41,596,081  0.98       1.31      124,581,902       1.05        0.40   1.85    -4.90   -3.50
VALIC Company I International
  Growth Fund                       128,742,665  1.14       1.24      391,328,381       1.36        0.40   1.85    -9.81   -8.49
VALIC Company I International
  Value Fund                        507,208,049  0.89       0.99      618,032,802       2.10        0.00   1.85   -19.33  -17.81
VALIC Company I Large Cap Core Fund  50,661,879  1.94       2.21      130,684,233       1.08        0.40   1.85   -10.43   -9.11
VALIC Company I Large Capital
  Growth Fund                       177,173,043  1.83       1.84      399,163,790       0.62        0.40   1.85    -1.14    0.31
VALIC Company I Mid Cap Index Fund  144,874,750  1.75       2.02    2,818,657,192       1.15        0.40   1.85   -13.07  -11.79
VALIC Company I Mid Cap Strategic
  Growth Fund                        97,574,698  1.61       1.66      239,948,647       0.09        0.40   1.85    -6.48   -5.11
VALIC Company I Nasdaq-100 Index
  Fund                              230,853,988  2.60       2.87      393,926,607       0.53        0.40   1.85    -2.46   -1.03
VALIC Company I Science &
  Technology Fund                   162,973,839  2.39       2.68    1,141,701,306       0.00        0.40   1.85    -3.30   -1.88
VALIC Company I Small Cap
  Aggressive Growth Fund             49,862,408  1.91       2.28      133,397,123       0.00        0.40   1.85   -10.05   -8.72
VALIC Company I Small Cap Fund       50,949,880  1.68       1.87      262,683,184       0.28        0.40   1.85    -9.48   -8.15
VALIC Company I Small Cap Index
  Fund                              154,248,615  1.64       1.79    1,010,809,213       1.03        0.40   1.85   -12.86  -11.58
VALIC Company I Small Cap Special
  Values Fund                       103,110,708  1.67       1.75      191,951,271       1.32        0.40   1.85   -15.26  -14.02

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                December 31, 2018                      For the Year Ended December 31, 2018
                                    ----------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  -------------  ------ ------- ------  -------
VALIC Company I Small Mid Growth
  Fund                               53,515,518  1.66       1.79      100,972,252       0.00        0.40   1.85    -7.04   -5.68
VALIC Company I Stock Index Fund    399,373,399  1.98      93.84    4,113,334,178       1.71        0.33   1.85    -6.47   -5.03
VALIC Company I Value Fund           32,021,641  1.51       1.64       71,085,760       1.65        0.40   1.85   -11.54  -10.24
VALIC Company II Aggressive Growth
  Lifestyle Fund                    170,804,741  1.47       1.57      528,906,779       1.43        0.15   1.60   -10.06   -8.73
VALIC Company II Capital
  Appreciation Fund                  19,162,320  1.88       2.03       41,217,310       0.45        0.15   1.60    -0.58    0.88
VALIC Company II Conservative
  Growth Lifestyle Fund             109,128,260  1.26       1.54      304,391,472       2.36        0.15   1.60    -7.55   -6.20
VALIC Company II Core Bond Fund     625,807,737  1.04       1.10    1,259,956,150       2.24        0.00   1.60    -3.60   -2.04
VALIC Company II Government Money
  Market II Fund                     95,047,022  0.89       1.03      116,835,546       1.29        0.15   1.60    -0.34    1.12
VALIC Company II High Yield Bond
  Fund                              159,619,662  1.28       1.58      437,180,562       5.60        0.15   1.60    -4.77   -3.38
VALIC Company II International
  Opportunities Fund                201,525,007  1.08       1.23      500,316,490       0.90        0.15   1.60   -18.82  -17.62
VALIC Company II Large Cap Value
  Fund                               49,226,087  1.49       1.74      156,170,477       1.24        0.15   1.60   -11.56  -10.26
VALIC Company II Mid Cap Growth
  Fund                               75,450,644             1.57      176,632,948       0.12        0.15   1.60    -8.89   -7.55
VALIC Company II Mid Cap Value Fund 113,038,656  1.53       1.63      617,783,072       0.46        0.15   1.60   -16.38  -15.15
VALIC Company II Moderate Growth
  Lifestyle Fund                    273,159,524  1.40       1.62      853,639,488       1.63        0.15   1.60    -8.48   -7.14
VALIC Company II Small Cap Growth
  Fund                               38,452,313  2.01       2.15      143,333,664       0.00        0.15   1.60    -6.18   -4.80
VALIC Company II Small Cap Value
  Fund                               86,223,508  1.45       1.63      323,563,038       0.87        0.15   1.60   -16.92  -15.70
VALIC Company II Socially
  Responsible Fund                  205,040,616  1.24       2.06      627,053,917       1.69        0.00   1.60    -6.72   -5.20
VALIC Company II Strategic Bond
  Fund                              211,254,188  1.18       1.57      604,319,072       3.59        0.15   1.60    -5.08   -3.68
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        41,125,525  1.25       1.42       88,193,095       2.60        0.65   2.10    -4.98   -3.59
Vanguard LifeStrategy Growth Fund
  Investor Shares                    94,046,683  1.45       1.46      230,105,943       2.37        0.65   2.10    -8.85   -7.51
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        99,419,127  1.36       1.46      233,716,151       2.48        0.65   2.10    -6.90   -5.53
Vanguard Long-Term Investment-
  Grade Fund Investor Shares         60,322,265  1.39       1.92      213,663,752       4.19        0.40   1.85    -7.68   -6.32
Vanguard Long-Term Treasury Fund
  Investor Shares                    56,477,321  1.33       1.81      193,883,284       2.75        0.40   1.85    -3.71   -2.29
Vanguard Wellington Fund Investor
  Shares                            400,037,303  1.20       1.60    1,769,540,521       2.71        0.00   2.10    -5.44   -3.42
Vanguard Windsor II Fund Investor
  Shares                            361,271,823  1.57       1.73    1,473,470,129       2.18        0.65   2.10   -10.49   -9.18

                                                December 31, 2017                       For the Year Ended December 31 2017
                                    ----------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  -------------  ------ ------- ------  -------
American Beacon Bridgeway Large
  Cap Growth Fund Investor Class     65,555,598             1.01       66,441,706       0.00        0.40   1.85     1.33    1.38
American Beacon Holland Large Cap
  Growth Fund Investor Class             30,239  1.32       2.27           78,594       0.07        0.80   1.00    21.60   25.49
AST SA BlackRock Multi-Asset
  Income Portfolio Class 3               38,503 11.74      11.96          457,385       3.02        1.15   1.55     4.52   19.61
AST SA PGI Asset Allocation
  Portfolio Class 3                       1,804            18.36           33,128       2.38               1.30            12.01
AST SA Wellington Capital
  Appreciation Portfolio Class 3         36,697 29.04      31.04        1,128,049       0.00        1.30   1.90    29.96   30.74
AST SA Wellington Government and
  Quality Bond Portfolio Class 3        177,337 11.46      12.71        2,195,706       1.53        1.15   1.90    -0.01   27.13
AST SA Wellington Growth Portfolio
  Class 3                                   331            18.52            6,122       0.72               1.55            17.65
AST SA Wellington Natural
  Resources Portfolio Class 3             2,950  9.30       9.52           27,938       2.85        1.30   1.55    13.01   13.30
AST SA Wellington Strategic Multi-
  Asset Portfolio Class 3                14,929 11.32      11.38          169,675       0.12        1.15   1.55    14.28   14.74
Ariel Appreciation Fund Investor
  Class                              98,592,900  1.87       2.20      371,011,142       0.76        0.40   1.85    13.00   14.64
Ariel Fund Investor Class           113,721,677  1.93       2.09      446,661,921       0.68        0.40   1.85    13.77   15.42
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2               283            14.55            4,124       2.62               1.30            10.54
FTVIP Franklin Income VIP Fund
  Class 2                                52,202 14.81      15.34          739,389       4.10        1.30   1.65     8.26   10.69
Goldman Sachs VIT Government Money
  Market Fund Service Class              25,497  9.80       9.86          250,713       0.79        1.15   1.55    -1.37   -1.03
Invesco V. I. Balanced-Risk
  Commodity Strategy Fund Class R5  301,492,189  0.64       0.70      202,795,328       0.03        0.40   1.85     2.97    4.47
Invesco V.I. Comstock Fund Series
  II                                     59,903 18.26      19.39        1,148,183       2.04        1.30   1.90    15.37   16.06
Invesco V.I. Growth and Income
  Fund Series II                         67,621 18.50      19.65        1,314,135       1.36        1.30   1.90    11.90   12.57
Lord Abbett Growth and Income
  Portfolio Class VC                      8,155 16.28      16.63          124,750       1.46        1.30   1.55    15.06   15.41
SST SA Allocation Balanced
  Portfolio Class 3                      66,966 15.39      16.11        1,048,256       2.14        1.15   1.55     3.00    8.83
SST SA Allocation Growth Portfolio
  Class 3                                86,388 17.05      17.88        1,502,872       1.24        1.15   1.55     6.88   16.02
SST SA Allocation Moderate Growth
  Portfolio Class 3                      88,920 15.81      16.80        1,439,760       1.66        1.15   1.65     6.06   13.27
SST SA Allocation Moderate
  Portfolio Class 3                     136,804 15.88      16.66        2,211,165       2.00        1.15   1.55     5.07   11.55
SST SA Putnam Asset Allocation
  Diversified Growth Portfolio
  Class 3                                41,090 12.13      12.19          500,336       1.48        1.15   1.55    17.65   18.12
SST SA Wellington Real Return
  Portfolio Class 3                     102,432 10.98      11.84        1,180,311       2.81        1.15   1.90     0.02   18.42
SunAmerica 2020 High Watermark
  Fund Class I                               --  1.14       1.20               --       0.00        0.85   1.25     1.57    1.91
SAST SA AB Growth Portfolio Class 3      13,868 24.72      25.65          355,077       0.00        1.30   1.65    29.52   29.97
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                      25,769 22.56      24.50          613,193       0.12        1.15   1.90     4.05   10.68
SAST SA American Funds Asset
  Allocation Portfolio Class 3          653,413 17.48      31.76       11,879,037       0.91        1.15   1.65     7.76   14.00
SAST SA American Funds Global
  Growth Portfolio Class 3               44,254 19.98      21.73          933,189       0.99        1.15   1.90     4.83   28.64
SAST SA American Funds Growth
  Portfolio Class 3                      42,455 20.74      22.51          928,454       0.44        1.15   1.90     2.26   25.54
SAST SA American Funds Growth-
  Income Portfolio Class 3               86,728 19.47      20.58        1,738,836       1.70        1.15   1.65     3.08   20.04
SAST SA American Funds VCP Managed
  Asset Allocation Portfolio
  Class 3                             2,576,285 13.81      14.17       36,220,476       0.82        1.15   1.65     5.54   12.59
SAST SA BlackRock VCP Global Multi
  Asset Portfolio Class 3             1,843,729 11.43      11.54       21,210,431       0.01        1.15   1.65    10.21   10.76

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                    December 31, 2017                     For the Year Ended December 31 2017
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
SAST SA Boston Company Capital
  Growth Portfolio Class 3                   29,288 17.44      18.60         538,798       0.09     1.30   1.90   21.17    21.89
SAST SA Columbia Technology
  Portfolio Class 3                           7,031 27.02      27.63         190,104       0.00     1.15   1.30   -3.88    33.11
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                          56,923  8.59       9.10         505,905       0.03     1.15   1.65   -9.04    -1.18
SAST SA Dogs of Wall Street Portfolio
  Class 3                                    74,886 24.47      26.08       1,938,614       2.25     1.30   1.90   16.30    17.00
SAST SA Federated Corporate Bond
  Portfolio Class 3                         176,949 16.11      18.13       3,117,512       4.51     1.15   1.90    1.06     6.05
SAST SA Fidelity Institutional AM(R)
  Real Estate Portfolio Class 3               7,236 12.85      13.13          94,373       2.68     1.30   1.55    3.51     3.77
SAST SA Fixed Income Index Portfolio
  Class 3                                     4,255            10.02          42,630       0.00     1.15   1.30    0.16     0.20
SAST SA Franklin Small Company
  Value Portfolio Class 3                    16,956 18.51      20.10         330,857       0.39     1.15   1.90    1.81     7.49
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                         123,240 12.02      12.94       1,552,906       2.98     1.15   1.90    3.21    29.41
SAST SA Goldman Sachs Multi-Asset
  Insights Portfolio Class 3                  1,461            10.30          15,048       0.00            1.15             2.99
SAST SA Index Allocation 60-40
  Portfolio Class 3                          39,466 10.97      11.01         433,934       0.45     1.15   1.55    9.67    10.06
SAST SA Index Allocation 80-20
  Portfolio Class 3                         142,179 11.27      11.31       1,606,337       0.97     1.15   1.55   12.69    13.09
SAST SA Index Allocation 90-10
  Portfolio Class 3                         563,893 11.44      11.48       6,466,080       1.02     1.15   1.55   14.37    14.78
SAST SA International Index Portfolio
  Class 3                                       880            10.34           9,104       0.00            1.30             3.44
SAST SA Invesco Growth Opportunities
  Portfolio Class 3                           2,940 22.12      22.63          65,349       0.00     1.15   1.30    3.18    22.94
SAST SA Invesco VCP Equity-Income
  Portfolio Class 3                       1,291,189 13.22      13.47      17,272,557       0.98     1.15   1.55    8.30    34.68
SAST SA Janus Focused Growth
  Portfolio Class 3                          17,257 19.17      20.43         348,761       0.00     1.30   1.90   27.39    28.16
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 3                 59,487 17.91      18.69       1,092,156       1.50     1.15   1.55    2.94    12.52
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                          20,297 12.93      13.77         277,098       1.88     1.30   1.90   39.26    40.10
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                          67,111 18.96      20.68       1,335,206       2.04     1.15   1.90    6.77    15.78
SAST SA JPMorgan Global Equities
  Portfolio Class 3                             319            15.61           4,978       2.18            1.30            22.43
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                         240,116 13.36      14.66       3,404,288       2.39     1.15   1.90    0.51     2.27
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                           6,478 24.37      25.76         160,286       0.00     1.15   1.65    2.07    27.21
SAST SA Large Cap Index Portfolio
  Class 3                                       347            10.49           3,642       0.00            1.30             4.87
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                    44,911 18.15      19.26         855,318       1.58     1.30   1.90   18.02    18.72
SAST SA Legg Mason Tactical
  Opportunities Class 3                       2,755            10.29          28,331       0.14            1.15             2.85
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                          32,737 20.03      21.93         693,096       0.49     1.15   1.90    7.08    24.34
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                    59,144 20.52      21.93       1,281,620       0.84     1.30   1.90   20.80    21.52
SAST SA MFS Telecom Utility Portfolio
  Class 3                                     1,893            19.46          36,825       2.42            1.30            13.24
SAST SA MFS Total Return Portfolio
  Class 3                                    41,469 16.92      17.32         703,882       2.65     1.15   1.30    4.92    10.50
SAST SA Mid Cap Index Portfolio
  Class 3                                     2,178            10.45          22,760       0.00            1.30             4.50
SAST SA Morgan Stanley International
  Equities Portfolio Class 3                 58,849 11.52      12.26         714,257       1.00     1.30   1.90   22.40    23.13
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3                53,832 18.75      20.42       1,066,784       0.85     1.15   1.90    3.45    14.39
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3              1,633,718 12.83      13.13      21,292,596       0.19     1.15   1.65   14.29    31.28
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                          39,223 15.18      16.63         630,137       7.36     1.15   1.90   -0.07    10.84
SAST SA Putnam International Growth
  and Income Portfolio Class 3               12,185 10.27      10.65         128,806       1.35     1.30   1.65   22.16    22.58
SAST SA Schroders VCP Global
  Allocation Portfolio Class 3            1,099,143 12.05      12.14      13,307,811       0.00     1.15   1.55   11.36    11.80
SAST SA Small Cap Index Portfolio
  Class 3                                       717            10.15           7,283       0.00            1.30             1.53
SAST SA T. Rowe Price Asset Allocation
  Growth Portfolio Class 3                    2,485            10.29          25,568       0.26            1.30             2.88
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                       1,632,204 12.34      12.46      20,286,212       0.04     1.15   1.65   16.96    17.55
SAST SA Templeton Foreign Value
  Portfolio Class 3                          44,335 11.58      12.57         539,649       2.68     1.15   1.90   19.18    25.74
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                       4,224,848 13.85      14.48      60,636,054       1.17     1.15   1.90   10.94    17.70
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                       3,596,318 13.64      14.22      50,719,252       1.14     1.15   1.90    8.32    27.28
SAST SA VCP Index Allocation
  Portfolio Class 3                          31,649            10.39         328,875       0.32     1.15   1.30    3.91     3.95
SAST SA WellsCap Aggressive Growth
  Portfolio Class 3                           5,754 16.61      17.53          96,543       0.00     1.15   1.55    8.32    27.28
T Rowe Price Retirement 2015 Advisor
  Class                                   6,941,929  1.16       1.18       8,061,513       1.80     0.40   1.00   11.99    12.66
T Rowe Price Retirement 2020 Advisor
  Class                                  18,329,571  1.19       1.21      21,791,463       1.86     0.40   1.00   14.35    15.04
T Rowe Price Retirement 2025 Advisor
  Class                                  16,182,459  1.21       1.23      19,613,699       1.75     0.40   1.00   16.21    16.91
T Rowe Price Retirement 2030 Advisor
  Class                                  18,009,073  1.23       1.25      22,212,775       1.66     0.40   1.00   17.97    18.68
T Rowe Price Retirement 2035 Advisor
  Class                                  14,111,849  1.25       1.27      17,629,572       1.59     0.40   1.00   19.40    20.12
T Rowe Price Retirement 2040 Advisor
  Class                                  13,688,485  1.26       1.28      17,255,687       1.41     0.40   1.00   20.47    21.20
T Rowe Price Retirement 2045 Advisor
  Class                                   8,755,032  1.27       1.29      11,088,785       1.41     0.40   1.00   20.86    21.59
T Rowe Price Retirement 2050 Advisor
  Class                                   6,781,366  1.27       1.29       8,588,190       1.54     0.40   1.00   20.88    21.60
T Rowe Price Retirement 2055 Advisor
  Class                                   3,136,305  1.26       1.29       3,969,530       1.61     0.40   1.00   20.85    21.58
T Rowe Price Retirement 2060 Advisor
  Class                                   1,630,664             1.27       2,065,199       1.52     0.80   1.00   20.13    20.85
VALIC Company I Asset Allocation
  Fund                                   19,687,755  1.49       1.74     169,985,814       2.26     0.40   1.85   11.18    12.80
VALIC Company I Blue Chip Growth
  Fund                                  268,377,083  1.41       2.48     677,387,157       0.00     0.00   1.85   33.72    36.21
VALIC Company I Broad Cap Value
  Fund                                   23,917,635  1.94       1.98      53,146,967       1.37     0.40   1.85   15.98    17.67
VALIC Company I Capital Conservation
  Fund                                   41,760,249  1.09       1.39     157,163,167       2.21     0.40   1.85    1.62     3.10
VALIC Company I Core Equity Fund         59,147,729  1.84       2.01     260,339,105       1.06     0.40   1.85   18.82    20.55
VALIC Company I Dividend Value Fund     211,950,225  1.87       2.08     749,009,037       1.85     0.40   1.85   15.91    17.60
VALIC Company I Dynamic Allocation
  Fund                                  184,019,647  1.34       1.44     256,696,371       1.84     0.40   1.85   17.98    19.74
VALIC Company I Emerging Economies
  Fund                                  705,849,703  0.87       1.12     827,618,593       1.38     0.40   1.85   38.69    40.70
VALIC Company I Global Real Estate
  Fund                                  202,170,993  1.44       1.60     305,291,918       4.25     0.40   1.85   11.76    13.39
VALIC Company I Global Social
  Awareness Fund                         62,001,730  1.59       1.76     438,775,790       1.65     0.40   1.85   20.47    22.22

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                 December 31, 2017                     For the Year Ended December 31 2017
                                     ----------------------------------------------  ----------------------------------------
                                                                                     Investment    Expense         Total
                                                 Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                 -------------------      Net          Ratio    -------------- --------------
Sub-accounts                            Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                         ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company I Global Strategy
  Fund                               189,404,761  1.41       1.63      402,925,907      0.95     0.40   1.85   11.48    13.10
VALIC Company I Government Money
  Market I Fund                      151,958,592  0.88       1.00      298,449,002      0.37     0.40   1.85   -1.46    -0.02
VALIC Company I Government
  Securities Fund                     29,772,524  1.05       1.30      103,623,831      2.41     0.40   1.85    0.17     1.63
VALIC Company I Growth & Income
  Fund                                27,155,285  1.75       1.94      122,471,889      1.13     0.40   1.85   18.85    20.58
VALIC Company I Growth Fund          500,617,337  2.05       2.14    1,156,870,571      0.73     0.40   1.85   27.86    29.72
VALIC Company I Health Sciences
  Fund                               147,159,519  3.27       3.80      753,751,250      0.00     0.40   1.85   25.33    27.15
VALIC Company I Inflation Protected
  Fund                               356,598,447  1.05       1.06      475,521,264      0.24     0.00   1.85    2.94     4.86
VALIC Company I International
  Equities Index Fund                592,146,213  1.02       1.25    1,314,892,996      2.33     0.40   1.85   22.08    23.86
VALIC Company I International
  Government Bond Fund                56,030,138  1.03       1.36      175,219,643      0.00     0.40   1.85    6.13     7.67
VALIC Company I International
  Growth Fund                        128,589,034  1.24       1.37      429,090,653      1.41     0.40   1.85   25.30    27.12
VALIC Company I International Value
  Fund                               557,899,484  1.08       1.23      835,931,366      1.87     0.00   1.85   14.86    17.00
VALIC Company I Large Cap Core
  Fund                                56,932,870  2.16       2.43      162,489,954      0.94     0.40   1.85   19.22    20.95
VALIC Company I Large Capital
  Growth Fund                        192,008,244  1.83       1.86      433,864,557      0.69     0.40   1.85   26.20    28.03
VALIC Company I Mid Cap Index
  Fund                               151,102,680  2.01       2.29    3,368,306,160      1.18     0.40   1.85   13.79    15.45
VALIC Company I Mid Cap Strategic
  Growth Fund                        102,563,019  1.73       1.74      267,375,959      0.00     0.40   1.85   23.97    25.78
VALIC Company I Nasdaq-100 Index
  Fund                               233,595,865  2.66       2.90      405,176,660      0.67     0.40   1.85   29.87    31.76
VALIC Company I Science &
  Technology Fund                    171,772,064  2.47       2.73    1,235,770,150      0.00     0.40   1.85   38.74    40.75
VALIC Company I Small Cap
  Aggressive Growth Fund              46,038,834  2.13       2.50      135,783,972      0.00     0.40   1.85   35.36    37.33
VALIC Company I Small Cap Fund        56,550,062  1.86       2.04      319,532,678      0.29     0.40   1.85   12.62    14.26
VALIC Company I Small Cap Index
  Fund                               150,551,361  1.88       2.02    1,116,403,270      1.05     0.40   1.85   12.29    13.92
VALIC Company I Small Cap Special
  Values Fund                        108,543,231  1.97       2.26      235,467,713      1.00     0.60   1.85    9.22    10.58
VALIC Company I Small Mid Growth
  Fund                                57,916,161  1.79       1.90      116,510,136      0.00     0.40   1.85   25.43    27.25
VALIC Company I Stock Index Fund     420,173,995  2.12      98.82    4,581,664,951      1.48     0.33   1.85   19.20    21.02
VALIC Company I Value Fund            36,999,386  1.69       1.86       92,102,037      1.70     0.40   1.85   13.23    14.88
VALIC Company II Aggressive Growth
  Lifestyle Fund                     175,049,393  1.64       1.73      597,400,403      1.79     0.15   1.60   14.42    16.09
VALIC Company II Capital
  Appreciation Fund                   19,345,424  1.86       2.04       41,498,943      0.47     0.15   1.60   21.78    23.55
VALIC Company II Conservative
  Growth Lifestyle Fund              113,512,838  1.36       3.23      339,604,862      2.57     0.35   1.60    8.50     9.86
VALIC Company II Core Bond Fund      497,723,255  1.07       1.14    1,023,246,404      2.46     0.00   1.60    2.95     4.60
VALIC Company II Government
  Money Market II Fund               101,543,860  0.90       1.02      123,795,829      0.33     0.15   1.60   -1.26     0.18
VALIC Company II High Yield Bond
  Fund                               173,436,602  1.35       1.64      495,903,122      4.63     0.15   1.60    6.20     7.75
VALIC Company II International
  Opportunities Fund                 225,444,336  1.32       1.51      684,261,194      1.31     0.15   1.60   37.15    39.15
VALIC Company II Large Cap Value
  Fund                                57,219,062  1.66       1.96      203,476,187      1.32     0.15   1.60   13.23    14.88
VALIC Company II Mid Cap Growth
  Fund                                54,538,747  1.70       1.73      136,586,222      0.00     0.15   1.60   29.51    31.40
VALIC Company II Mid Cap Value
  Fund                               134,638,078  1.83       1.92      876,439,667      0.57     0.15   1.60   12.66    14.30
VALIC Company II Moderate Growth
  Lifestyle Fund                     273,875,279  1.53       1.74      927,236,654      2.12     0.15   1.60   11.81    13.44
VALIC Company II Small Cap Growth
  Fund                                32,109,839  2.14       2.26      126,112,240      0.00     0.15   1.60   39.22    41.25
VALIC Company II Small Cap Value
  Fund                                96,767,255  1.74       1.93      433,221,890      0.86     0.15   1.60    3.28     4.78
VALIC Company II Socially
  Responsible Fund                   239,129,520  1.31       2.20      779,504,963      1.36     0.00   1.60   18.75    20.65
VALIC Company II Strategic Bond
  Fund                               206,604,694  1.24       1.63      612,659,053      3.64     0.15   1.60    5.12     6.65
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares         41,049,609  1.31       1.47       91,831,292      2.23     0.65   2.10    8.68    10.27
Vanguard LifeStrategy Growth Fund
  Investor Shares                     94,056,973  1.60       2.86      250,146,680      2.22     0.85   2.10   16.74    18.21
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        101,919,583  1.46       1.54      255,132,358      2.24     0.65   2.10   12.66    14.30
Vanguard Long-Term Investment-
  Grade Fund Investor Shares          76,473,321  1.51       2.05      290,216,586      3.61     0.40   1.85    9.88    11.48
Vanguard Long-Term Treasury Fund
  Investor Shares                     62,988,883  1.39       1.85      222,624,818      2.66     0.40   1.85    6.60     8.15
Vanguard Wellington Fund Investor
  Shares                             426,658,543  1.24       1.69    1,988,511,026      2.48     0.00   2.10   12.35    14.72
Vanguard Windsor II Fund Investor
  Shares                             397,426,878  1.73       1.93    1,798,668,358      1.97     0.65   2.10   14.36    16.03

                                                    December 31, 2016                     For the Year Ended December 31 2016
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund Investor Class             32,266,230  1.59       1.87      57,402,067       0.00     0.60   1.85    0.01     1.27
AST SA BlackRock Multi-Asset Income
  Portfolio Class 3                           8,433            11.34          95,603       3.28            1.30             4.90
AST SA Wellington Capital Appreciation
  Portfolio Class 3                          36,912 22.35      23.74         868,788       0.00     1.30   1.90   -0.18     0.42
AST SA Wellington Government and
  Quality Bond Portfolio Class 3            117,329 11.61      12.25       1,428,187       1.26     1.30   1.90   -2.67    -0.09
AST SA Wellington Natural Resources
  Portfolio Class 3                           1,604             8.40          13,477       3.61            1.30            27.97
Ariel Appreciation Fund Investor Class  125,520,695  1.65       1.92     415,560,302       0.67     0.40   1.85   10.60    12.22
Ariel Fund Investor Class               127,747,087  1.70       1.81     438,241,476       0.29     0.40   1.85   13.45    15.10
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2                   266            13.16           3,499       3.54            1.30            11.72
FTVIP Franklin Income VIP Fund
  Class 2                                    46,142 13.38      14.17         645,658       5.09     1.30   1.90   11.88    12.55
Goldman Sachs VIT Government Money
  Market Fund Service Class                  17,691  9.90       9.92         175,364       0.04     1.30   1.55   -1.00    -0.84
Invesco V. I. Balanced-Risk Commodity
  Strategy Fund Class R5                301,402,901  0.62       0.66     195,116,290       2.36     0.60   1.85    9.91    11.29
Invesco V.I. Comstock Fund Series II         56,339 15.82      16.70         931,540       1.47     1.30   1.90   14.79    15.48
Invesco V.I. Growth and Income Fund
  Series II                                  62,992 16.53      17.46       1,088,719       0.99     1.30   1.90   17.19    17.89

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                           December 31, 2016                     For the Year Ended December 31 2016
                               ----------------------------------------------  ----------------------------------------
                                                                               Investment    Expense         Total
                                           Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                           -------------------      Net          Ratio    -------------- --------------
Sub-accounts                      Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                   ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
Lord Abbett Growth and Income
  Portfolio Class VC                 6,154 14.58      14.86          91,268       2.67     1.30   1.55   15.32    15.61
SST SA Allocation Balanced
  Portfolio Class 3                 34,416 14.14      14.40         491,121       1.74     1.30   1.55    3.62     3.88
SST SA Allocation Growth
  Portfolio Class 3                 33,942 14.70      14.98         506,053       2.31     1.30   1.55    4.12     4.38
SST SA Allocation Moderate
  Growth Portfolio Class 3          52,648 13.96      14.39         739,763       1.76     1.30   1.65    3.93     4.29
SST SA Allocation Moderate
  Portfolio Class 3                 56,236 14.24      14.49         803,369       1.87     1.30   1.55    3.95     4.21
SST SA Wellington Real Return
  Portfolio Class 3                 45,485 10.98      11.46         515,635       0.00     1.30   1.90    1.75     2.36
SunAmerica 2020 High
  Watermark Fund Class I         6,492,610  1.13       1.18       7,332,778       2.83     0.85   1.25    0.27     0.67
SAST SA AB Growth Portfolio
  Class 3                           11,303 19.08      19.74         222,745       0.00     1.30   1.65    0.88     1.24
SAST SA AB Small & Mid Cap
  Value Portfolio Class 3           16,090 20.38      21.51         342,554       0.17     1.30   1.90   22.31    23.04
SAST SA American Funds Asset
  Allocation Portfolio Class 3     180,815 14.96      15.81       2,808,498       2.14     1.30   1.90    7.69     7.77
SAST SA American Funds Global
  Growth Portfolio Class 3          37,883 15.53      16.41         617,828       2.01     1.30   1.90   -1.54    -0.95
SAST SA American Funds Growth
  Portfolio Class 3                 30,147 16.52      17.43         520,813       0.35     1.30   1.90    7.13     7.77
SAST SA American Funds
  Growth- Income Portfolio
  Class 3                           58,048 16.22      16.70         967,240       1.43     1.30   1.65    9.39     9.78
SAST SA American Funds VCP
  Managed Asset Allocation
  Portfolio Class 3              1,625,830 12.27      12.44      20,214,005       0.77     1.30   1.65    5.26     5.62
SAST SA BlackRock VCP Global
  Multi Asset Portfolio
  Class 3                        1,113,436 10.37      10.40      11,580,535       0.06     1.30   1.65    3.67     4.01
SAST SA Boston Company
  Capital Growth Portfolio
  Class 3                           27,812 14.39      15.26         420,253       0.00     1.30   1.90    0.18     0.78
SAST SA Columbia Technology
  Portfolio Class 3                  3,283 19.91      20.30          66,469       0.00     1.30   1.55   14.75    15.04
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                 22,197  8.69       8.96         209,131       0.00     1.30   1.65   -1.97    -1.63
SAST SA Dogs of Wall Street
  Portfolio Class 3                 59,711 21.04      22.29       1,320,918       1.98     1.30   1.90   15.43    16.12
SAST SA Federated Corporate
  Bond Portfolio Class 3           126,890 15.97      16.88       2,115,527       3.91     1.30   1.90    4.29     7.08
SAST SA Fidelity
  Institutional AM(R) Real
  Estate Portfolio Class 3           4,272 12.41      12.65          53,937       2.05     1.30   1.55    6.70     6.96
SAST SA Franklin Small
  Company Value Portfolio
  Class 3                           14,310 17.22      18.16         257,984       0.47     1.30   1.90   28.11    28.88
SAST SA Goldman Sachs Global
  Bond Portfolio Class 3            78,294 11.40      12.02         938,530       0.08     1.30   1.90   -0.95    -0.25
SAST SA Invesco Growth
  Opportunities Portfolio
  Class 3                            1,591            17.99          28,621       0.00            1.30             2.32
SAST SA Invesco VCP
  Equity-Income Portfolio
  Class 3                          802,230 12.21      12.32       9,879,362       0.66     1.30   1.55    8.16     8.43
SAST SA Janus Focused Growth
  Portfolio Class 3                 16,283 15.05      15.94         256,997       0.00     1.30   1.90   -3.54    -2.96
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 3        36,719 15.92      16.24         595,830       1.88     1.30   1.55    5.26     5.52
SAST SA JPMorgan Emerging
  Markets Portfolio Class 3         19,458  9.28       9.83         189,777       1.89     1.30   1.90    8.36     9.01
SAST SA JPMorgan
  Equity-Income Portfolio
  Class 3                           62,380 16.38      17.23       1,066,113       1.95     1.30   1.90   13.10    13.78
SAST SA JPMorgan Global
  Equities Portfolio Class 3           141            12.75           1,800       0.61            1.30             4.04
SAST SA JPMorgan MFS Core
  Bond Portfolio Class 3           150,574 11.65      13.90       2,067,602       1.99     1.30   1.90    1.18     1.79
SAST SA JPMorgan Mid-Cap
  Growth Portfolio Class 3           3,481 19.16      19.73          67,576       0.00     1.30   1.65   -1.68    -1.34
SAST SA Legg Mason BW Large
  Cap Value Portfolio Class 3       39,617 15.38      16.23         636,897       0.71     1.30   1.90   12.17    12.84
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                 30,624 16.11      17.05         518,139       0.45     1.30   1.90    4.09     4.72
SAST SA MFS Massachusetts
  Investors Trust Portfolio
  Class 3                           54,991 16.99      18.04         981,427       0.73     1.30   1.90    6.33     6.97
SAST SA MFS Telecom Utility
  Portfolio Class 3                  2,333 16.74      17.18          39,868       4.37     1.30   1.55    8.60     8.87
SAST SA MFS Total Return
  Portfolio Class 3                 29,294 15.02      15.32         480,060       2.72     1.30   1.55    7.13     7.40
SAST SA Morgan Stanley
  International Equities
  Portfolio Class 3                 51,515  9.41       9.96         508,712       1.08     1.30   1.90   -4.04    -3.46
SAST SA Oppenheimer Main
  Street Large Cap Portfolio
  Class 3                           51,588 16.39      17.33         889,133       0.57     1.30   1.90    9.29     9.95
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3     1,270,952 11.22      11.37      14,441,076       0.00     1.30   1.65    5.04     5.40
SAST SA PineBridge High-Yield
  Bond Portfolio Class 3            22,591 14.13      15.01         330,929       8.15     1.30   1.90   13.00    16.44
SAST SA Putnam International
  Growth and Income Portfolio
  Class 3                           10,671  8.41       8.69          91,918       0.71     1.30   1.65   -0.40    -0.05
SAST SA Schroders VCP Global
  Allocation Portfolio Class 3     553,684 10.82      10.84       6,003,699       0.00     1.30   1.55    8.19     8.45
SAST SA T. Rowe Price VCP
  Balanced Portfolio Class 3       890,030 10.55      10.59       9,423,063       0.34     1.30   1.65    6.72     6.82
SAST SA Templeton Foreign
  Value Portfolio Class 3           40,197  9.72      10.24         408,274       1.91     1.30   1.90   -0.74    -0.15
SAST SA VCP Dynamic
  Allocation Portfolio Class 3   3,549,403 11.77      12.12      43,002,007       1.75     1.30   1.90    2.55     3.16
SAST SA VCP Dynamic Strategy
  Portfolio Class 3              2,976,061 11.75      12.07      35,910,454       1.67     1.30   1.90    3.18     3.80
SAST SA WellsCap Aggressive
  Growth Portfolio Class 3           5,710 13.05      13.34          74,893       0.00     1.30   1.55    5.47     5.73
T Rowe Price Retirement 2015
  Advisor Class                  5,704,323  1.04       1.05       5,915,079       2.31     0.40   1.00    5.97     6.61
T Rowe Price Retirement 2020
  Advisor Class                 13,032,049  1.04       1.05      13,544,551       2.00     0.40   1.00    6.09     6.72
T Rowe Price Retirement 2025
  Advisor Class                  9,816,678  1.04       1.05      10,232,738       1.84     0.40   1.00    6.18     6.82
T Rowe Price Retirement 2030
  Advisor Class                  9,928,524  1.04       1.06      10,376,356       1.78     0.40   1.00    6.35     6.99
T Rowe Price Retirement 2035
  Advisor Class                  7,748,441             1.05       8,104,234       1.68     0.60   1.00    6.29     6.71
T Rowe Price Retirement 2040
  Advisor Class                  7,310,704  1.05       1.06       7,646,811       1.46     0.40   1.00    6.27     6.91
T Rowe Price Retirement 2045
  Advisor Class                  4,316,183  1.05       1.06       4,519,088       1.45     0.40   1.00    6.41     7.04
T Rowe Price Retirement 2050
  Advisor Class                  2,927,475  1.05       1.06       3,065,383       1.49     0.40   1.00    6.39     7.03
T Rowe Price Retirement 2055
  Advisor Class                  1,140,956  1.05       1.06       1,194,321       1.44     0.40   1.00    6.39     7.03
T Rowe Price Retirement 2060
  Advisor Class                    708,969  1.05       1.06         742,650       1.21     0.80   1.00    6.38     7.02
VALIC Company I Asset
  Allocation Fund               20,870,982  1.34       8.95     160,419,945       2.03     0.60   1.85    5.35     6.67
VALIC Company I Blue Chip
  Growth Fund                  296,981,404  1.85       2.00     556,809,759       0.00     0.60   1.85   -0.99     0.25
VALIC Company I Broad Cap
  Value Fund                    24,571,826  1.71       1.99      46,787,694       1.39     0.60   1.85   11.76    13.17
VALIC Company I Capital
  Conservation Fund             38,515,466  1.08       4.19     144,459,223       2.05     0.60   1.85    0.40     1.66
VALIC Company I Core Equity
  Fund                          64,571,955  1.52       1.69     236,958,128       1.08     0.40   1.85   10.65    12.26
VALIC Company I Dividend
  Value Fund                   223,573,305  1.59       1.80     675,597,795       2.12     0.40   1.85   14.58    16.25
VALIC Company I Dynamic
  Allocation Fund              205,756,033  1.14       1.19     241,268,323       2.00     0.60   1.85    2.93     4.22
VALIC Company I Emerging
  Economies Fund               733,157,892  0.62       0.81     614,843,884       2.60     0.40   1.85    9.44    11.03

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                                 December 31, 2016                     For the Year Ended December 31 2016
                                     ----------------------------------------------  ----------------------------------------
                                                                                     Investment    Expense         Total
                                                 Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                 -------------------      Net          Ratio    -------------- --------------
Sub-accounts                            Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                         ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company I Global Real Estate
  Fund                               244,712,308  1.29       1.38      327,651,930      3.14     0.60   1.85     0.40    1.66
VALIC Company I Global Social
  Awareness Fund                      64,573,236  1.30       1.46      382,685,355      1.89     0.40   1.85     4.99    6.52
VALIC Company I Global Strategy
  Fund                               214,909,453  1.27       1.97      406,455,323      6.06     0.60   1.85     3.37    4.66
VALIC Company I Government
  Money Market I Fund                163,996,811  0.90       1.00      324,004,925      0.01     0.40   1.85    -1.82   -0.39
VALIC Company I Government
  Securities Fund                     31,411,762  1.05       4.02      109,583,866      2.43     0.60   1.85    -0.63    0.62
VALIC Company I Growth & Income
  Fund                                27,491,527  1.63       4.17      105,060,295      1.24     0.60   1.85     9.19   10.56
VALIC Company I Growth Fund          483,872,585  1.60       1.65      866,903,856      0.64     0.40   1.85     2.87    4.37
VALIC Company I Health Sciences
  Fund                               165,775,531  2.61       4.30      671,812,946      0.00     0.60   1.85   -12.13  -11.03
VALIC Company I Inflation Protected
  Fund                               321,032,128  1.03       1.34      412,297,625      1.22     0.60   1.85     1.90    3.18
VALIC Company I International
  Equities Index Fund                481,966,613  1.03       2.00      871,140,427      2.67     0.60   1.85    -0.59    0.65
VALIC Company I International
  Government Bond Fund                62,101,781  0.97       1.26      181,845,967      2.55     0.40   1.85     1.81    3.29
VALIC Company I International
  Growth Fund                        138,846,105  1.09       2.88      368,095,001      1.44     0.60   1.85    -4.53   -3.33
VALIC Company I International Value
  Fund                               581,021,306  0.97       1.07      752,759,884      2.21     0.40   1.85    10.05   11.65
VALIC Company I Large Cap Core
  Fund                                60,196,973  1.81       2.48      142,972,826      3.44     0.60   1.85     6.63    7.96
VALIC Company I Large Capital
  Growth Fund                        207,313,236  1.43       1.47      368,041,985      0.89     0.40   1.85     4.21    5.72
VALIC Company I Mid Cap Index
  Fund                               163,461,466  1.77       1.98    3,198,448,688      1.19     0.40   1.85    18.42   20.14
VALIC Company I Mid Cap Strategic
  Growth Fund                        110,264,905             1.39      230,093,583      0.00     0.40   1.85     7.68    9.25
VALIC Company I Nasdaq-100 Index
  Fund                               225,863,789  1.40       2.05      299,014,678      0.65     0.60   1.85     4.82    6.13
VALIC Company I Science &
  Technology Fund                    179,094,645  1.78       1.94      920,374,886      0.00     0.40   1.85     5.37    6.90
VALIC Company I Small Cap
  Aggressive Growth Fund              49,417,602  1.57       2.25      106,752,000      0.00     0.60   1.85    -0.07    1.19
VALIC Company I Small Cap Fund        63,357,719  1.65       1.79      315,020,335      0.20     0.40   1.85    13.18   14.83
VALIC Company I Small Cap Index
  Fund                               161,282,233  1.67       1.77    1,056,873,669      1.19     0.40   1.85    18.96   20.70
VALIC Company I Small Cap Special
  Values Fund                        124,786,134  1.80       2.05      245,467,708      1.42     0.60   1.85    27.47   29.07
VALIC Company I Small Mid Growth
  Fund                                62,534,119  1.42       1.65       99,380,094      0.00     0.60   1.85    -1.61   -0.37
VALIC Company I Stock Index Fund     438,663,027  1.77      81.66    3,985,297,949      2.44     0.33   1.85     9.56   11.23
VALIC Company I Value Fund            41,890,640  1.64       2.30       91,300,280      1.48     0.60   1.85    11.24   12.63
VALIC Company II Aggressive
  Growth Lifestyle Fund              179,473,955  1.43       3.17      530,487,019      2.06     0.35   1.60     7.06    8.40
VALIC Company II Capital
  Appreciation Fund                   20,863,767  1.68       1.87       36,509,166      0.38     0.35   1.60     0.44    1.70
VALIC Company II Conservative
  Growth Lifestyle Fund              118,462,070  1.25       2.94      323,748,368      2.78     0.35   1.60     4.95    6.27
VALIC Company II Core Bond Fund      449,371,836  1.11       1.47      892,797,494      2.08     0.15   1.60     1.80    3.29
VALIC Company II Government
  Money Market II Fund               109,867,124  0.91       1.30      134,153,010      0.01     0.35   1.60    -1.58   -0.34
VALIC Company II High Yield Bond
  Fund                               168,773,678  1.27       2.87      449,284,525      4.03     0.35   1.60    11.11   12.50
VALIC Company II International
  Opportunities Fund                 229,789,203  1.10       2.35      504,126,294      1.11     0.35   1.60    -2.13   -0.90
VALIC Company II Large Cap Value
  Fund                                66,351,638  1.73       3.34      203,980,017      1.10     0.35   1.60    15.22   16.66
VALIC Company II Mid Cap Growth
  Fund                                52,595,301  1.33       2.05      100,676,950      0.00     0.35   1.60     3.02    4.31
VALIC Company II Mid Cap Value
  Fund                               160,086,694  1.63       1.68      919,346,687      0.26     0.15   1.60    12.26   13.89
VALIC Company II Moderate Growth
  Lifestyle Fund                     280,843,771  1.37       3.22      842,935,369      2.20     0.35   1.60     6.69    8.02
VALIC Company II Small Cap
  Growth Fund                         27,036,435  1.54       2.99       75,435,259      0.00     0.35   1.60     6.13    7.46
VALIC Company II Small Cap Value
  Fund                               116,675,370  1.69       1.85      502,254,358      1.10     0.15   1.60    28.01   29.88
VALIC Company II Socially
  Responsible Fund                   268,366,950  1.86       2.94      734,092,410      1.38     0.35   1.60     8.90   10.27
VALIC Company II Strategic Bond
  Fund                               210,077,767  1.18       3.01      585,263,049      4.06     0.35   1.60     6.46    7.79
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares         42,667,897  1.21       2.19       87,064,491      2.23     0.85   2.10     3.71    5.01
Vanguard LifeStrategy Growth Fund
  Investor Shares                     96,702,868  1.37       2.42      218,344,085      2.26     0.85   2.10     6.08    7.41
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        102,772,385  1.30       2.36      226,264,382      2.23     0.85   2.10     4.91    6.23
Vanguard Long-Term Investment-
  Grade Fund Investor Shares          85,760,846  1.37       1.84      293,362,656      4.90     0.40   1.85     5.84    7.38
Vanguard Long-Term Treasury Fund
  Investor Shares                     73,586,886  1.30       1.71      241,608,557      2.79     0.40   1.85    -0.66    0.79
Vanguard Wellington Fund Investor
  Shares                             439,520,652  1.50       1.66    1,818,946,852      2.58     0.65   2.10     8.71   10.30
Vanguard Windsor II Fund Investor
  Shares                             431,195,785  1.49       1.69    1,694,716,004      2.41     0.65   2.10    11.06   12.68

                                                    December 31, 2015                     For the Year Ended December 31 2015
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund Investor Class             36,402,733  1.59       1.85      64,145,435       0.00     0.40   1.85     4.40    5.71
AST SA Wellington Capital
  Appreciation Portfolio Class 3             18,110 22.39      23.64         419,241       0.00     1.30   1.90   123.85  136.42
AST SA Wellington Government and
  Quality Bond Portfolio Class 3             26,489 11.72      12.26         321,685       1.54     1.30   1.90    22.58   31.52
Ariel Appreciation Fund Investor Class  126,206,611  1.49       1.71     374,596,539       0.98     0.40   1.85    -7.94   -6.59
Ariel Fund Investor Class               139,623,723  1.50       1.57     419,230,749       0.64     0.40   1.85    -5.86   -4.48
FTVIP Franklin Income VIP Fund
  Class 2                                    37,745 11.95      12.59         470,259       0.00     1.30   1.90    19.55   25.90
Invesco V. I. Balanced-Risk
  Commodity Strategy Fund Class R5      420,762,909  0.56       0.59     245,672,269       0.00     0.40   1.85   -18.00  -16.97
Invesco V.I. Comstock Fund Series II         18,575 13.79      14.46         265,303       2.49     1.30   1.90    37.85   44.64
Invesco V.I. Growth and Income Fund
  Series II                                  20,145 14.10      14.81         294,368       3.86     1.30   1.90    41.05   48.07
Lord Abbett Growth and Income
  Portfolio Class VC                            799 12.64      12.85          10,147       0.00     1.30   1.90    26.42   28.51
SST SA Allocation Balanced Portfolio
  Class 3                                     4,272            13.65          58,297       2.67     1.30   1.90            36.48
SST SA Allocation Growth Portfolio
  Class 3                                    13,530 14.11      14.35         193,914       2.87     1.30   1.90    41.14   43.47

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                   December 31, 2015                     For the Year Ended December 31 2015
                                       ----------------------------------------------  ----------------------------------------
                                                                                       Investment Expense Ratio   Total Return
                                                   Unit Value ($)/(a)/                   Income      (%)/(d)/       (%)/(e)/
                                                   -------------------      Net          Ratio    -------------- --------------
Sub-accounts                              Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest Highest
------------                           ----------- ------    -------   --------------  ---------- ------ ------- ------ -------
SST SA Allocation Moderate Growth
  Portfolio Class 3                         36,024 13.43      13.79         484,576       2.77     1.30   1.90    34.35  37.94
SST SA Allocation Moderate Portfolio
  Class 3                                    2,515            13.70          34,448       2.61     1.30   1.90           36.99
SST SA Wellington Real Return
  Portfolio Class 3                         11,926 10.79      11.19         131,683       6.79     1.30   1.90     7.88  11.91
SunAmerica 2020 High Watermark Fund
  Class I                                7,110,998  1.12       1.17       8,010,875       2.63     0.65   1.25     0.02   0.43
SAST SA AB Growth Portfolio Class 3          3,638            19.49          70,932       0.00     1.30   1.90           94.95
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                          4,448 16.66      17.48          76,754       0.46     1.30   1.90    66.63  74.78
SAST SA American Funds Asset
  Allocation Portfolio Class 3               6,262 14.29      14.68          89,751       2.63     1.30   1.90    42.85  46.77
SAST SA American Funds Global
  Growth Portfolio Class 3                  10,098 15.78      16.57         165,932       0.88     1.30   1.90    57.78  65.68
SAST SA American Funds Growth
  Portfolio Class 3                         11,930 15.42      16.17         191,834       1.06     1.30   1.90    54.21  61.69
SAST SA American Funds Growth-
  Income Portfolio Class 3                   6,245 14.82      15.21          94,720       0.63     1.30   1.90    48.24  52.12
SAST SA American Funds VCP
  Managed Asset Allocation Portfolio
  Class 3                                  434,059 11.65      11.78       5,105,813       0.00     1.30   1.90    16.53  17.81
SAST SA Boston Company Capital
  Growth Portfolio Class 3                   8,464 14.37      15.14         126,402       0.00     1.30   1.90    43.67  51.39
SAST SA Columbia Technology
  Portfolio Class 3                          1,568 17.35      17.65          27,645       0.00     1.30   1.90    73.47  76.48
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                          5,360             9.11          51,222       0.00     1.30   1.90           -8.88
SAST SA Dogs of Wall Street Portfolio
  Class 3                                    9,124 18.23      19.19         173,246       2.14     1.30   1.90    82.27  91.95
SAST SA Federated Corporate Bond
  Portfolio Class 3                         21,890 15.32      15.77         339,016       5.87     1.30   1.90    28.68  57.66
SAST SA Fidelity Institutional AM(R)
  Real Estate Portfolio Class 3              1,039 11.63      11.83          12,294       1.56     1.30   1.90    16.32  18.29
SAST SA Franklin Small Company
  Value Portfolio Class 3                    5,641 13.44      14.09          78,711       0.10     1.30   1.90    34.43  40.91
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                         12,116 11.51      12.05         146,688       0.00     1.30   1.90    20.51  53.25
SAST SA Invesco Growth Opportunities
  Portfolio Class 3                          1,178            17.59          20,723       0.00     1.30   1.90           75.86
SAST SA Invesco VCP Equity-Income
  Portfolio Class 3                        388,539 11.25      11.36       4,413,177       0.23     1.30   1.90    12.54  13.60
SAST SA Janus Focused Growth
  Portfolio Class 3                          6,677 15.60      16.43         108,366       0.00     1.30   1.90    55.98  64.29
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 3                 7,276 15.12      15.39         111,895       0.00     1.30   1.90    51.22  53.86
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                          6,195  8.57       9.02          55,196       2.46     1.30   1.90   -14.34  -9.84
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                         18,540 14.48      15.14         277,641       2.24     1.30   1.90    44.79  51.42
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                         43,211 13.15      13.66         584,142       1.53     1.30   1.90    15.13  36.56
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                          2,747 19.49      20.00          54,015       0.00     1.30   1.90    94.85  99.98
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                   11,953 13.71      14.38         169,776       0.33     1.30   1.90    37.13  43.80
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                          6,778 15.48      16.28         108,678       0.23     1.30   1.90    54.77  62.81
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                   17,316 15.98      16.87         287,880       0.85     1.30   1.90    59.78  68.67
SAST SA MFS Telecom Utility
  Portfolio Class 3                            103            15.42           1,580       0.00     1.30   1.90           54.18
SAST SA MFS Total Return Portfolio
  Class 3                                    3,990 14.02      14.26          56,180       0.80     1.30   1.90    40.21  42.60
SAST SA Morgan Stanley International
  Equities Portfolio Class 3                 9,898  9.81      10.32         100,711       2.60     1.30   1.90    -1.93   3.17
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3               29,518 15.00      15.77         463,457       0.66     1.30   1.90    50.01  57.65
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3               344,855 10.68      10.78       3,718,549       0.00     1.30   1.90     6.84   7.84
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                          6,644 12.51      12.89          84,312       7.00     1.30   1.90    25.09  28.93
SAST SA Templeton Foreign Value
  Portfolio Class 3                         10,671  9.79      10.26         108,148       2.85     1.30   1.90    -2.11   2.58
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                      1,807,599 11.47      11.75      21,227,843       1.14     1.30   1.90    14.73  17.49
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                      1,617,157 11.38      11.63      18,800,023       0.95     1.30   1.90    13.85  16.29
T Rowe Price Retirement 2015 Advisor
  Class                                  2,030,235             0.98       1,985,993       3.11     0.60   1.00    -1.99  -1.95
T Rowe Price Retirement 2020 Advisor
  Class                                  6,826,146             0.98       6,686,524       3.10     0.60   1.00    -1.83  -1.65
T Rowe Price Retirement 2025 Advisor
  Class                                  5,003,166  0.98       0.99       4,910,708       2.75     0.60   1.00    -1.58  -1.46
T Rowe Price Retirement 2030 Advisor
  Class                                  5,022,682  0.98       0.99       4,933,109       2.64     0.60   1.00    -1.50  -1.40
T Rowe Price Retirement 2035 Advisor
  Class                                  3,261,843  0.98       0.99       3,208,718       2.30     0.60   1.00    -1.31  -1.24
T Rowe Price Retirement 2040 Advisor
  Class                                  3,590,937  0.98       0.99       3,533,166       2.21     0.60   1.00    -1.26  -1.23
T Rowe Price Retirement 2045 Advisor
  Class                                  1,960,919  0.98       0.99       1,929,081       1.98     0.60   1.00    -1.29  -1.24
T Rowe Price Retirement 2050 Advisor
  Class                                  1,077,585  0.98       0.99       1,060,101       2.17     0.60   1.00           -1.23
T Rowe Price Retirement 2055 Advisor
  Class                                    544,450  0.98       0.99         535,675       2.12     0.60   1.00    -1.24  -1.23
T Rowe Price Retirement 2060 Advisor
  Class                                    445,270  0.98       0.99         438,354       1.84     0.60   1.00    -1.23  -0.66
VALIC Company I Asset Allocation
  Fund                                  22,848,552  1.27       8.39     164,771,108       2.12     0.40   1.85    -2.28  -1.05
VALIC Company I Blue Chip Growth
  Fund                                 315,722,066  1.03       1.87     594,477,478       0.00     0.00   1.85     2.90   9.00
VALIC Company I Broad Cap Value
  Fund                                  27,164,348  1.53       1.76      45,883,915       1.75     0.40   1.85    -3.14  -1.92
VALIC Company I Capital Conservation
  Fund                                  43,743,787  1.07       4.12     163,371,798       2.01     0.40   1.85    -1.64  -0.40
VALIC Company I Core Equity Fund        71,810,755  1.36       1.53     236,139,646       0.97     0.40   1.85    -3.65  -2.24
VALIC Company I Dividend Value
  Fund                                 199,846,204  1.37       1.57     523,407,251       2.21     0.40   1.85    -2.48  -1.05
VALIC Company I Dynamic Allocation
  Fund                                 221,754,558  1.10       1.15     250,654,035       0.00     0.40   1.85    -6.32  -5.14
VALIC Company I Emerging
  Economies Fund                       660,910,371  0.56       0.74     501,780,320       2.35     0.40   1.85   -16.11 -14.88
VALIC Company I Global Real Estate
  Fund                                 275,159,684  1.29       1.36     363,703,122       2.70     0.40   1.85    -1.82  -0.58
VALIC Company I Global Social
  Awareness Fund                        63,101,430  1.22       1.39     351,899,865       2.16     0.40   1.85    -2.16  -0.73
VALIC Company I Global Strategy
  Fund                                 246,487,329  1.23       1.88     447,174,232       2.83     0.40   1.85    -6.50  -5.33
VALIC Company I Government Money
  Market I Fund                        161,057,840  0.91       1.00     321,332,426       0.01     0.40   1.85    -1.82  -0.39
VALIC Company I Government
  Securities Fund                       28,530,544  1.06       4.00     102,440,812       2.27     0.40   1.85    -1.04   0.21
VALIC Company I Growth & Income
  Fund                                  30,787,070  1.50       3.77     106,900,848       0.98     0.40   1.85    -1.92  -0.69
VALIC Company I Growth Fund            563,317,952  1.56       1.58     972,367,632       0.61     0.40   1.85     1.20   2.67
VALIC Company I Health Sciences
  Fund                                 198,619,038  2.97       4.84     908,213,668       0.00     0.40   1.85    10.59  11.98
VALIC Company I Inflation Protected
  Fund                                 349,403,515  0.82       1.01     436,497,104       1.93     0.00   1.85   -17.70  -4.79

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                           December 31, 2015                     For the Year Ended December 31 2015
                               ----------------------------------------------  -----------------------------------------------
                                                                               Investment Expense Ratio
                                           Unit Value ($)/(a)/                   Income      (%)/(d)/    Total Return (%)/(e)/
                                           -------------------      Net          Ratio    -------------- ---------------------
Sub-accounts                      Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest     Highest
------------                   ----------- ------    -------   --------------  ---------- ------ ------- ------     -------
VALIC Company I International
  Equities Index Fund          479,975,167  1.03       1.99      865,679,376      3.64     0.40   1.85    -2.82      -1.60
VALIC Company I International
  Government Bond Fund          51,940,666  0.96       1.22      147,455,407      2.62     0.40   1.85    -5.10      -3.71
VALIC Company I International
  Growth Fund                  161,609,345  1.15       2.98      445,479,501      1.57     0.40   1.85    -2.31      -1.08
VALIC Company I International
  Value Fund                   629,024,693  0.82       0.97      734,683,542      2.91     0.00   1.85   -17.70      -9.01
VALIC Company I Large Cap
  Core Fund                     70,024,026  1.70       2.29      154,650,837      1.08     0.40   1.85     1.16       2.43
VALIC Company I Large Capital
  Growth Fund                  225,298,744  1.35       1.41      380,367,232      0.56     0.40   1.85    -1.84      -0.41
VALIC Company I Mid Cap Index
  Fund                         171,943,269  1.49       1.65    2,837,815,823      1.06     0.40   1.85    -4.29      -2.89
VALIC Company I Mid Cap
  Strategic Growth Fund        122,905,459  1.27       1.29      236,154,244      0.00     0.40   1.85    -4.41      -3.01
VALIC Company I Nasdaq-100
  Index Fund                   230,783,788  1.32       1.95      288,931,614      0.91     0.40   1.85     7.19       8.54
VALIC Company I Science &
  Technology Fund              193,307,934  1.69       1.81      934,907,487      0.00     0.40   1.85     5.90       7.45
VALIC Company I Small Cap
  Aggressive Growth Fund        53,883,079  1.57       2.22      115,361,847      0.00     0.40   1.85    -0.36       0.89
VALIC Company I Small Cap Fund  69,598,178  1.46       1.56      302,832,444      0.00     0.40   1.85    -6.53      -5.16
VALIC Company I Small Cap
  Index Fund                   168,425,599  1.40       1.47      916,967,370      1.10     0.40   1.85    -6.23      -4.86
VALIC Company I Small Cap
  Special Values Fund          124,945,522  1.41       1.58      191,258,568      1.00     0.40   1.85    -5.98      -4.80
VALIC Company I Small Mid
  Growth Fund                   75,232,723  1.45       1.66      120,360,724      0.00     0.40   1.85    -2.46      -1.23
VALIC Company I Stock Index
  Fund                         469,712,564  1.62      73.41    3,864,262,592      1.62     0.33   1.85    -0.80       0.72
VALIC Company I Value Fund      46,550,338  1.47       2.04       90,361,531      1.53     0.40   1.85    -4.95      -3.76
VALIC Company II Aggressive
  Growth Lifestyle Fund        186,171,483  1.34       2.92      509,379,160      1.64     0.15   1.60    -2.47      -1.24
VALIC Company II Capital
  Appreciation Fund             23,015,325  1.67       1.84       39,744,607      0.32     0.15   1.60     4.12       5.43
VALIC Company II Conservative
  Growth Lifestyle Fund        122,366,806  1.19       2.76      315,811,195      2.26     0.15   1.60    -2.92      -1.70
VALIC Company II Core Bond
  Fund                         478,175,881  0.99       1.09      931,326,862      1.96     0.00   1.60    -1.78      -1.47
VALIC Company II Government
  Money Market II Fund         137,896,669  0.92       1.31      169,405,376      0.01     0.15   1.60    -1.58      -0.34
VALIC Company II High Yield
  Bond Fund                    151,445,812  1.14       2.55      357,920,693      4.76     0.15   1.60    -5.19      -4.00
VALIC Company II
  International Opportunities
  Fund                         268,732,142  1.13       2.37      596,947,798      1.29     0.15   1.60     6.76       8.10
VALIC Company II Large Cap
  Value Fund                    65,553,811  1.50       2.87      175,268,726      1.36     0.15   1.60    -4.33      -3.12
VALIC Company II Mid Cap
  Growth Fund                   70,382,216  1.29       1.97      129,610,284      0.00     0.15   1.60    -2.51      -1.28
VALIC Company II Mid Cap
  Value Fund                   164,205,676  1.45       1.48      832,661,394      0.21     0.15   1.60    -2.98      -1.56
VALIC Company II Moderate
  Growth Lifestyle Fund        284,833,140  1.28       2.98      794,250,082      1.84     0.15   1.60    -2.52      -1.30
VALIC Company II Small Cap
  Growth Fund                   31,398,820  1.45       2.78       81,854,214      0.00     0.15   1.60    -2.80      -1.57
VALIC Company II Small Cap
  Value Fund                   127,729,895  1.32       1.42      426,134,704      0.61     0.15   1.60    -8.00      -6.66
VALIC Company II Socially
  Responsible Fund             292,339,882  1.70       2.49      730,244,847      1.12     0.00   1.60    -0.49       0.36
VALIC Company II Strategic
  Bond Fund                    216,272,613  1.11       2.79      561,958,294      3.67     0.15   1.60    -3.49      -2.28
Vanguard LifeStrategy
  Conservative Growth Fund
  Investor Shares               42,527,347  1.17       2.08       82,922,231      2.16     0.65   2.10    -2.25      -1.02
Vanguard LifeStrategy Growth
  Fund Investor Shares          97,409,481  1.29       2.25      205,501,987      2.10     0.65   2.10    -3.23      -2.01
Vanguard LifeStrategy
  Moderate Growth Fund
  Investor Shares              106,333,540  1.24       2.22      221,140,490      2.13     0.65   2.10    -2.64      -1.41
Vanguard Long-Term
  Investment- Grade Fund
  Investor Shares               73,061,910  1.30       1.71      233,832,782      4.64     0.40   1.85    -4.00      -2.60
Vanguard Long-Term Treasury
  Fund Investor Shares          71,630,465  1.31       1.70      234,777,345      2.78     0.40   1.85    -3.35      -1.93
Vanguard Wellington Fund
  Investor Shares              458,029,060  0.97       1.38    1,739,836,354      2.58     0.00   2.10    -2.02      -0.59
Vanguard Windsor II Fund
  Investor Shares              471,076,938  1.32       1.52    1,656,936,168      2.18     0.65   2.10    -5.23      -3.84


                                           December 31, 2014                     For the Year Ended December 31 2014
                               ----------------------------------------------  -----------------------------------------------
                                                                               Investment Expense Ratio
                                           Unit Value ($)/(a)/                   Income      (%)/(d)/    Total Return (%)/(e)/
                                           -------------------      Net          Ratio    -------------- ---------------------
Sub-accounts                      Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest     Highest
------------                   ----------- ------    -------   --------------  ---------- ------ ------- ------     -------
American Beacon Holland Large
  Cap Growth Fund Investor
  Class                         40,202,025  1.52      1.75       67,190,756       0.00     0.40   1.85     5.03       6.35
Ariel Appreciation Fund
  Investor Class               146,499,455  1.62      1.83      469,227,308       0.70     0.40   1.85     6.17       7.72
Ariel Fund Investor Class      151,989,478  1.59      1.65      482,737,843       0.55     0.40   1.85     8.92      10.51
Invesco V. I. Balanced-Risk
  Commodity Strategy Fund
  Class R5                     356,396,959  0.69      0.71      251,572,844       0.00     0.40   1.85   -17.33     -16.29
SunAmerica 2020 High
  Watermark Fund Class I         8,674,835  1.12      1.17        9,768,311       2.63     0.65   1.25     2.93       3.34
VALIC Company I Asset
  Allocation Fund               23,983,803  1.30      8.48      175,375,943       1.74     0.40   1.85     3.43       4.73
VALIC Company I Blue Chip
  Growth Fund                  316,697,102  1.72      1.80      542,588,507       0.17     0.40   1.85     7.14       8.49
VALIC Company I Broad Cap
  Value Fund                    28,660,184  1.58      1.79       49,557,967       1.19     0.40   1.85     5.56       6.89
VALIC Company I Capital
  Conservation Fund             47,679,527  1.09      4.14      177,337,132       2.82     0.40   1.85     4.05       5.36
VALIC Company I Core Equity
  Fund                          79,935,818  1.39      1.59      270,572,131       1.16     0.40   1.85     9.48      11.08
VALIC Company I Dividend
  Value Fund                   240,335,035  1.38      1.61      640,478,092       1.79     0.40   1.85     7.21       8.78
VALIC Company I Dynamic
  Allocation Fund              225,671,419  1.18      1.21      270,147,907       1.58     0.40   1.85     2.33       3.61
VALIC Company I Emerging
  Economies Fund               665,527,599  0.66      0.88      597,079,271       1.47     0.40   1.85    -7.30      -5.94
VALIC Company I Global Real
  Estate Fund                  305,179,712  1.31      1.37      407,259,854       4.68     0.40   1.85    10.01      11.39
VALIC Company I Global Social
  Awareness Fund                71,601,453  1.23      1.42      404,834,510       1.42     0.40   1.85     5.99       7.54
VALIC Company I Global
  Strategy Fund                263,440,548  1.31      1.99      506,653,578       3.35     0.40   1.85    -0.03       1.23
VALIC Company I Government
  Money Market I Fund          164,765,549  0.93      1.00      331,649,424       0.01     0.40   1.85    -1.82      -0.39
VALIC Company I Government
  Securities Fund               32,589,746  1.07      3.99      117,630,636       2.41     0.40   1.85     3.59       4.89
VALIC Company I Growth &
  Income Fund                   32,066,742  1.52      3.80      112,600,339       0.73     0.40   1.85    12.04      13.45
VALIC Company I Growth Fund    577,668,720            1.54      976,737,260       0.83     0.40   1.85     8.70      10.29
VALIC Company I Health
  Sciences Fund                180,846,975  2.69      4.32      741,351,192       0.00     0.40   1.85    29.16      30.79
VALIC Company I Inflation
  Protected Fund               343,815,581  1.06      1.35      447,353,246       1.87     0.40   1.85     1.09       2.36
VALIC Company I International
  Equities Index Fund          477,197,431  1.06      2.02      878,599,042       2.63     0.40   1.85    -7.18      -6.01

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                 December 31, 2014                     For the Year Ended December 31 2014
                                     ----------------------------------------------  -----------------------------------------------
                                                                                     Investment Expense Ratio
                                                 Unit Value ($)/(a)/                   Income      (%)/(d)/    Total Return (%)/(e)/
                                                 -------------------      Net          Ratio    -------------- ---------------------
Sub-accounts                            Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest     Highest
------------                         ----------- ------    -------   --------------  ---------- ------ ------- ------     -------
VALIC Company I International
  Equities Index Fund                477,197,431  1.06       2.02      878,599,042      2.63     0.40   1.85    -7.18      -6.01
VALIC Company I International
  Government Bond Fund                57,426,985  1.01       1.27      171,075,868      1.90     0.40   1.85    -0.49       0.96
VALIC Company I International
  Growth Fund                        181,601,799  1.17       3.01      507,941,781      1.87     0.40   1.85    -5.23      -4.04
VALIC Company I International Value
  Fund                               662,436,645  0.94       1.07      843,021,507      2.03     0.40   1.85   -13.25     -11.99
VALIC Company I Large Cap Core
  Fund                                77,828,281  1.68       2.24      168,547,289      0.92     0.40   1.85    11.19      12.59
VALIC Company I Large Capital
  Growth Fund                        242,825,241  1.36       1.44      414,316,983      0.46     0.40   1.85     9.41      11.00
VALIC Company I Mid Cap Index
  Fund                               181,983,085  1.56       1.70    3,132,716,853      1.09     0.40   1.85     7.41       8.97
VALIC Company I Mid Cap Strategic
  Growth Fund                        138,081,014  1.31       1.35      275,076,835      0.51     0.40   1.85     1.33       2.81
VALIC Company I Nasdaq-100 Index
  Fund                               221,062,156  1.22       1.82      256,140,583      0.71     0.40   1.85    16.51      17.98
VALIC Company I Science &
  Technology Fund                    207,052,424  1.60       1.69      942,200,179      0.12     0.40   1.85    12.33      13.97
VALIC Company I Small Cap
  Aggressive Growth Fund              49,888,671  1.58       2.20      106,181,397      0.00     0.40   1.85     7.89       9.25
VALIC Company I Small Cap Fund        77,943,885  1.56       1.64      359,694,876      0.32     0.40   1.85     2.10       3.59
VALIC Company I Small Cap Index
  Fund                               181,699,697  1.50       1.55    1,051,213,032      1.22     0.40   1.85     2.84       4.34
VALIC Company I Small Cap Special
  Values Fund                        137,726,181  1.50       1.66      222,234,302      0.72     0.40   1.85     5.01       6.33
VALIC Company I Small Mid Growth
  Fund                                74,225,207  1.48       1.68      120,734,464      0.03     0.40   1.85     9.04      10.41
VALIC Company I Stock Index Fund     509,445,145  1.48      72.89    4,217,167,533      1.59     0.33   1.85    12.83      12.91
VALIC Company I Value Fund            51,425,430  1.55       2.12      104,102,132      1.61     0.40   1.85     9.36      10.73
VALIC Company II Aggressive
  Growth Lifestyle Fund              185,272,756  1.37       2.96      515,139,973      0.92     0.15   1.60     2.64       3.94
VALIC Company II Capital
  Appreciation Fund                   25,635,001  1.60       1.74       42,147,910      0.44     0.15   1.60     6.88       8.22
VALIC Company II Conservative
  Growth Lifestyle Fund              123,317,312  1.23       2.81      324,988,114      1.93     0.15   1.60     2.01       3.29
VALIC Company II Core Bond Fund      362,992,296  1.11       1.42      714,083,549      1.90     0.15   1.60     3.77       5.28
VALIC Company II Government
  Money Market II Fund               129,017,658  0.94       1.31      158,687,914      0.01     0.15   1.60    -1.58      -0.34
VALIC Company II High Yield Bond
  Fund                               136,270,181  1.21       2.66      338,332,083      4.88     0.15   1.60     1.22       2.49
VALIC Company II International
  Opportunities Fund                 264,766,357  1.06       2.19      546,227,759      1.27     0.15   1.60    -6.72      -5.54
VALIC Company II Large Cap Value
  Fund                                70,147,074  1.57       2.96      194,385,587      1.12     0.15   1.60     8.98      10.35
VALIC Company II Mid Cap Growth
  Fund                                70,016,818  1.33       1.99      131,202,478      0.07     0.15   1.60     0.59       1.85
VALIC Company II Mid Cap Value
  Fund                               167,438,142  1.49       1.50      866,424,764      0.30     0.15   1.60     5.03       6.56
VALIC Company II Moderate Growth
  Lifestyle Fund                     281,014,873  1.31       3.02      796,885,588      1.29     0.15   1.60     2.61       3.91
VALIC Company II Small Cap
  Growth Fund                         34,657,295  1.49       2.83       92,186,389      0.00     0.15   1.60    -1.57      -0.33
VALIC Company II Small Cap Value
  Fund                               147,595,203  1.43       1.52      531,491,117      0.90     0.15   1.60     3.87       5.38
VALIC Company II Socially
  Responsible Fund                   287,490,736  1.71       2.65      716,042,859      1.30     0.15   1.60    13.70      15.13
VALIC Company II Strategic Bond
  Fund                               227,800,046  1.15       2.86      607,548,162      3.69     0.15   1.60     2.30       3.58
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares         42,734,912  1.19       2.10       84,501,450      2.14     0.65   2.10     4.73       6.05
Vanguard LifeStrategy Growth Fund
  Investor Shares                     99,085,412  1.33       2.30      214,115,498      2.13     0.65   2.10     4.95       6.27
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        106,092,172  1.27       2.25      224,613,412      2.11     0.65   2.10     4.85       6.16
Vanguard Long-Term Investment-
  Grade Fund Investor Shares         100,256,578  1.35       1.76      329,543,706      4.29     0.40   1.85    16.00      17.69
Vanguard Long-Term Treasury Fund
  Investor Shares                     79,135,119  1.35       1.73      264,756,446      3.07     0.40   1.85    22.98      24.77
Vanguard Wellington Fund Investor
  Shares                             475,391,229  1.41       1.52    1,830,151,862      2.53     0.65   2.10     7.54       9.11
Vanguard Windsor II Fund Investor
  Shares                             501,441,264  1.37       1.60    1,845,782,701      2.22     0.65   2.10     8.85      10.44

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.
(c)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.
(d)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. SUBSEQUENT EVENTS

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 22, 2019, the date the financial statements were issued, and has determined that no additional items require disclosure.

The Variable Annuity Life
Insurance Company
Audited Statutory Financial Statements
At December 31, 2018 and 2017 and
for each of the three years ended December 31, 2018

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

                                                                                                                           Page
                                                                                                                           ----
STATUTORY FINANCIAL STATEMENTS
Independent Auditor's Report..............................................................................................   2
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2018 and 2017................   4
Statutory Statements of Operations for the Years Ended December 31, 2018, 2017 and 2016...................................   6
Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2018, 2017 and 2016...............   7
Statutory Statements of Cash Flows for the Years Ended December 31, 2018, 2017 and 2016...................................   8

NOTES TO STATUTORY FINANCIAL STATEMENTS
1.   Nature of Operations.................................................................................................   9
2.   Summary of Significant Accounting Policies...........................................................................   9
3.   Investments..........................................................................................................  20
4.   Securities Lending and Repurchase Agreements.........................................................................  28
5.   Restricted Assets....................................................................................................  31
6.   Subprime Mortgage Risk Exposure......................................................................................  31
7.   Derivatives..........................................................................................................  32
8.   Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of
     Credit Risk..........................................................................................................  35
9.   Fair Value Measurements..............................................................................................  35
10.  Aggregate Policy Reserves and Deposit Fund Liabilities...............................................................  41
11.  Separate Accounts....................................................................................................  41
12.  Reserves for Guaranteed Policy Benefits and Enhancements.............................................................  43
13.  Reinsurance..........................................................................................................  44
14.  Federal Income Taxes.................................................................................................  46
15.  Capital and Surplus..................................................................................................  52
16.  Retirement Plans and Share-Based and Deferred Compensation Plans.....................................................  52
17.  Debt.................................................................................................................  53
18.  Commitments and Contingencies........................................................................................  54
19.  Related Party Transactions...........................................................................................  56
20.  Subsequent Events....................................................................................................  60
21   Loan-Backed and Structured Security Impairments and Structured Notes Holdings........................................  61

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities...........................................................................  64
Supplemental Investment Risks Interrogatories.............................................................................  66
Supplemental Summary Investment Schedule..................................................................................  72

                        Report of Independent Auditors

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company

We have audited the accompanying statutory financial statements of The Variable Annuity Life Insurance Company (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories and Supplemental Summary Investment Schedule (collectively, the "supplemental schedules") of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 22, 2019

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

                                                                December 31,
                                                               ---------------
 (in millions)                                                  2018    2017
 -------------                                                 ------- -------
 Admitted assets
    Cash and investments
        Bonds................................................. $35,775 $35,608
        Preferred stock.......................................      41      39
        Common stock..........................................      21      76
        Cash, cash equivalents and short-term investments.....     189     135
        Mortgage loans........................................   6,601   5,821
        Real estate...........................................      29      42
        Contract loans........................................     609     653
        Derivatives...........................................     213     216
        Securities lending reinvested collateral assets.......     354     160
        Other invested assets.................................     962   1,528
                                                               ------- -------
    Total cash and investments................................  44,794  44,278
    Amounts receivable under reinsurance contracts............     123       2
    Deferred tax asset........................................      49      59
    Due and accrued investment income.........................     618     458
    Receivables from affiliates...............................     166     264
    Other assets..............................................     213      29
    Separate account assets...................................  32,491  36,575
                                                               ------- -------
 Total admitted assets........................................ $78,454 $81,665
                                                               ======= =======

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

                                                                    December 31,
                                                                  ----------------
(in millions, except per share data)                                2018     2017
------------------------------------                              -------  -------
Liabilities
   Policy reserves and contractual liabilities
       Life and annuity reserves................................. $36,339  $35,802
       Liabilities for deposit-type contracts....................   5,238    4,917
                                                                  -------  -------
   Total policy reserves and contractual liabilities.............  41,577   40,719
   Payable to affiliates.........................................      76       70
   Interest maintenance reserve..................................      83      133
   Amounts withheld or retained by Company as agent or trustee
     and held for agents' account................................      27       25
   Federal income taxes payable..................................      57       16
   Payable for securities lending................................     359      247
   Repurchase agreements.........................................      39      222
   Collateral for derivatives program............................     181      272
   Accrued expenses and other liabilities........................     220       78
   Net transfers to (from) separate accounts due or accrued......     114      (18)
   Asset valuation reserve.......................................     541      526
   Separate account liabilities..................................  32,491   36,575
                                                                  -------  -------
Total liabilities................................................  75,765   78,865
                                                                  -------  -------
Commitments and contingencies (see Note 18)

Capital and surplus
   Common stock, $1 par value; 5,000,000 shares authorized;
     3,575,000 issued and outstanding............................       4        4
   Other than special deficit funds..............................      (3)      (3)
   Gross paid-in and contributed surplus.........................   2,263    2,263
   Unassigned surplus............................................     425      536
                                                                  -------  -------
Total capital and surplus........................................   2,689    2,800
                                                                  -------  -------
Total liabilities and capital and surplus........................ $78,454  $81,665
                                                                  =======  =======

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

                                                         Years Ended December 31,
                                                        -------------------------
(in millions)                                             2018     2017     2016
-------------                                           -------  -------  -------
Revenues
   Premiums and annuity considerations................. $ 4,617  $ 4,203  $ 4,636
   Net investment income...............................   2,189    2,080    2,085
   Amortization of interest maintenance reserve........      33       26       24
   Reserve adjustments on reinsurance ceded............     499       --       --
   Commissions and expense allowances..................       1       --       --
   Separate account fees...............................     363      350      320
   Other income........................................     243      230      216
                                                        -------  -------  -------
Total revenues.........................................   7,945    6,889    7,281
                                                        -------  -------  -------
Benefits and expenses
   Annuity benefits....................................     538      535      519
   Surrender benefits..................................   6,448    5,700    5,426
   Other benefits......................................     103      156      149
   Change in reserves..................................     537      507    1,404
   Commissions.........................................     182      164      173
   General insurance expenses..........................     333      265      280
   Net transfers from separate accounts................  (1,200)  (1,513)  (1,549)
   Other expenses......................................     119      117      108
                                                        -------  -------  -------
Total benefits and expenses............................   7,060    5,931    6,510
                                                        -------  -------  -------
Net gain from operations before federal income taxes...     885      958      771
Federal income tax expense.............................     189      218      130
                                                        -------  -------  -------
Net gain from operations...............................     696      740      641
Net realized capital (losses) gains....................     (14)    (100)     117
                                                        -------  -------  -------
Net income............................................. $   682  $   640  $   758
                                                        =======  =======  =======

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                 Other
                                                                 Than
                                                                Special     Gross                Total
                                                                Surplus  Paid-In and            Capital
                                                        Common (Deficit) Contributed Unassigned   and
(in millions)                                           Stock    Funds     Surplus    Surplus   Surplus
-------------                                           ------ --------- ----------- ---------- -------
Balance, January 1, 2016...............................  $ 4      $(3)     $2,699      $  23    $2,723
                                                         ---      ---      ------      -----    ------
   Net income..........................................   --       --          --        758       758
   Change in net unrealized capital gains (losses).....   --       --          --       (248)     (248)
   Change in net unrealized foreign exchange capital
     gains (losses)....................................   --       --          --        (66)      (66)
   Change in deferred tax..............................   --       --          --        (58)      (58)
   Change in non-admitted assets.......................   --       --          --        (91)      (91)
   Change in asset valuation reserve...................   --       --          --        146       146
   Change in surplus from separate accounts............   --       --          --         52        52
   Return of capital...................................   --       --        (413)        --      (413)
   Dividends to stockholder............................   --       --          --       (411)     (411)
   Prior period corrections (see Note 2)...............   --       --          --         (4)       (4)
                                                         ---      ---      ------      -----    ------
Balance, December 31, 2016.............................  $ 4      $(3)     $2,286      $ 101    $2,388
                                                         ===      ===      ======      =====    ======
   Net income..........................................   --       --          --        640       640
   Change in net unrealized capital gains (losses).....   --       --          --         (8)       (8)
   Change in net unrealized foreign exchange capital
     gains (losses)....................................   --       --          --         88        88
   Change in deferred tax..............................   --       --          --       (255)     (255)
   Change in non-admitted assets.......................   --       --          --        234       234
   Change in reserve on account of change in valuation
     basis.............................................   --       --          --         (5)       (5)
   Change in asset valuation reserve...................   --       --          --         28        28
   Change in surplus from separate accounts............   --       --          --          4         4
   Other changes in surplus in separate accounts.......   --       --          --         (4)       (4)
   Dividends to stockholder............................   --       --          --       (346)     (346)
   Return of capital...................................   --       --         (23)        --       (23)
   Prior period corrections (see Note 2)...............   --       --          --         73        73
   Other changes.......................................   --       --          --        (14)      (14)
                                                         ---      ---      ------      -----    ------
Balance, December 31, 2017.............................  $ 4      $(3)     $2,263      $ 536    $2,800
                                                         ===      ===      ======      =====    ======
   Net income..........................................   --       --          --        682       682
   Change in net unrealized capital gains (losses).....   --       --          --         41        41
   Change in net unrealized foreign exchange capital
     gains (losses)....................................   --       --          --        (73)      (73)
   Change in deferred tax..............................   --       --          --        (16)      (16)
   Change in non-admitted assets.......................   --       --          --        (81)      (81)
   Change in asset valuation reserve...................   --       --          --        (15)      (15)
   Change in surplus from separate accounts............   --       --          --         --        --
   Other changes in surplus in separate accounts.......   --       --          --         --        --
   Dividends to stockholder............................   --       --          --       (649)     (649)
                                                         ---      ---      ------      -----    ------
Balance, December 31, 2018.............................  $ 4      $(3)     $2,263      $ 425    $2,689
                                                         ===      ===      ======      =====    ======

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

                                                             Years Ended December 31,
                                                            -------------------------
(in millions)                                                 2018     2017     2016
-------------                                               -------  -------  -------
Cash from operations
   Premium and annuity considerations, collected, net
     of reinsurance........................................ $ 5,209  $ 4,203  $ 4,636
   Net investment income...................................   1,861    1,849    1,900
   Other income............................................     526      576      536
                                                            -------  -------  -------
   Total revenue received..................................   7,596    6,628    7,072
                                                            -------  -------  -------
   Benefits paid...........................................   7,210    6,386    5,987
   Net transfers from separate accounts....................  (1,332)  (1,518)  (1,635)
   Commissions and expenses paid...........................     635      554      554
   Federal income taxes....................................     139      240      158
                                                            -------  -------  -------
   Total benefits and expenses paid........................   6,652    5,662    5,065
                                                            -------  -------  -------
Net cash provided by operations............................     944      966    2,008
                                                            =======  =======  =======
Cash from investments
   Proceeds from investments sold, matured or repaid:
       Bonds...............................................   8,272    9,315    7,452
       Stocks..............................................       1        1       21
       Mortgage loans......................................     467    1,303      684
       Real estate.........................................      --       27       35
       Other invested assets...............................     869    3,306    3,496
       Miscellaneous proceeds..............................     203      112      (22)
                                                            -------  -------  -------
   Total proceeds from investments sold, matured or
     repaid................................................   9,812   14,064   11,666
                                                            -------  -------  -------
   Cost of investments acquired:
       Bonds...............................................   8,425    9,441    9,598
       Stocks..............................................       9        4        6
       Mortgage loans......................................   1,301    2,054    1,056
       Real estate.........................................      --       38       76
       Other invested assets...............................     478    3,195    2,624
       Securities lending reinvested collateral assets.....      --       --       77
       Miscellaneous purchases.............................       6       78      211
                                                            -------  -------  -------
   Total cost of investments acquired......................  10,219   14,810   13,648
                                                            -------  -------  -------
   Net adjustment in contract loans........................     (44)     (30)     (40)
                                                            -------  -------  -------
Net cash used in investing activities......................    (363)    (716)  (1,942)
                                                            =======  =======  =======
Cash from financing and miscellaneous sources
   Cash provided (applied):
       Return of capital...................................      --      (23)    (140)
       Net deposits on deposit-type contracts..............     264      146      274
       Dividends to Parent.................................    (649)    (346)    (335)
       Change in securities lending payable................     112        2       76
       Other, net..........................................    (254)     (36)     148
                                                            -------  -------  -------
Net cash (used) provided in financing and
  miscellaneous activities.................................    (527)    (257)      23
                                                            =======  =======  =======
Net increase (decrease) in cash, cash equivalents and
  short-term investments...................................      54       (7)      89
Cash, cash equivalents and short-term investments at
  beginning of year........................................     135      142       53
                                                            -------  -------  -------
Cash, cash equivalents and short-term investments at
  end of year.............................................. $   189  $   135  $   142
                                                            =======  =======  =======
Non-cash investing/financing activities, excluded from
  above:
   Non-cash dividends and return of capital
     distributed to Parent................................. $    --  $    --  $  (349)
   Non-cash transfer from Other Invested Assets to
     Mortgage Loans........................................      --      525       --
   Non-cash AIG Global Real Estate transactions............     178       --       --
   Non-cash Investment Real Estate sale....................      59       --       --
   Non-cash Fortitude Re settlement........................      12       --       --

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company (VALIC or the Company) is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term "AIG Parent" means American International Group, Inc. and not any of its consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 50 states and the District of Columbia.

The Company is a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Primary products include fixed and variable annuities, and mutual funds and plan administrative and compliance services. The Company utilizes career financial advisors and independent financial advisors to provide retirement plan participants with enrollment support and comprehensive financial planning services. No annual annuity deposits for any individual advisor in 2018 or 2017 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company's portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company's exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

In February 2018, VALIC and its U.S. life insurance company affiliates, American General Life Insurance Company (AGL) and The United States Life Insurance Company in the City of New York (USL) each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Please refer to Note 13 - Reinsurance for further details relating to this agreement.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

Effective December 31, 2017, VALIC received approval from the TDI to apply a permitted practice in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019, or any earlier date relative to changes in the SAP framework that addresses this issue. The permitted practice allows VALIC to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles (SSAP)
No. 86, "Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions" to determine if a hedge is effective for certain interest rate swaps and swaptions that are used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps and swaptions that VALIC determined are effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86. Upon adoption, the effect of the original permitted practice was reported as a change in accounting principle, consistent with SSAP No. 3, "Accounting Changes and Corrections of Errors" as of January 1, 2017 and decreased surplus by $12 million.

The Insurance Commissioner of State of Texas has the right to permit other specific practices that deviate from prescribed practices.

The following table presents a reconciliation of the Company's net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

                                                                      December 31,
                                                                     --------------
(in millions)                                                  SSAP#  2018    2017
-------------                                                  ----- ------  ------
NET INCOME
State basis...................................................       $  682  $  640
State permitted practices that increase (decrease) NAIC SAP:
   Effective interest rate hedges - NII.......................  86       --       6
   Effective interest rate hedges - RG(L).....................            3      (3)
State prescribed practices that increase (decrease) NAIC SAP:
                                                                     ------  ------
Net income, NAIC SAP..........................................       $  685  $  643
                                                                     ======  ======
SURPLUS
State basis...................................................       $2,689  $2,800
State permitted practices that increase (decrease) NAIC SAP:
   Effective interest rate hedges.............................  86      (35)     23
State prescribed practices that increase (decrease) NAIC SAP:
                                                                     ------  ------
Statutory capital and surplus, NAIC SAP.......................       $2,654  $2,823
                                                                     ======  ======

In the event VALIC had not employed any or all of these permitted and prescribed practices, VALIC's risk-based capital (RBC) would not have triggered a regulatory event.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

..  application of other-than-temporary impairments (OTTI);

.. estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

..  fair value measurements of certain financial assets; and

..  policy reserves for life and annuity, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's Statutory

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes generally impacting the Company in tax years beginning January 1, 2018. As of December 31, 2018, the Company has fully completed its accounting for the tax effects of the Tax Act. Although the prescribed measurement period has ended, there are aspects of the Tax Act that remain unclear and additional guidance from the U.S. tax authority is pending. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance. The Company does not believe such revisions would have a material impact on statutory capital and surplus.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of "6" or "6*". Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC's Investment Analysis Office (IAO) receive a "6*" designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a "6*" designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that
(1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities
(CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Risk-based capital (RBC) charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company's statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC's IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

Short sale is the sale of a security which is not owned by the company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 "Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Preferred stocks with NAIC designations of "1" through "3" are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Hedge accounting was not used for any derivative instruments in 2018, except as allowed under the permitted practice described above related to certain hedges beginning 2017.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of
(a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents' balances or other receivables over 90 days. Non-admitted assets amounted to $519 million and $438 million at December 31, 2018 and 2017, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners' Annuity Reserve Valuation Method (VACARVM) under Actuarial Guideline 43 (AG 43).

Policy reserves are established according to different methods.

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves.
$114 million in cash flow testing reserves were held at December 31, 2018.

A majority of the Company's variable annuity products are issued with a guaranteed minimum death benefit (GMDB), which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of: (1) the contract holder's account value or (2) a GMDB, which varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated at up to 3 percent per annum (subject to certain caps). Death benefits on GMDB policies reduce on a proportional basis when a partial withdrawal occurs. This applies to all contracts issued in states where the proportional GMDB is

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

approved except where precluded by contract for a very limited number of groups. Prior to December 2003, the Company sold variable annuity contracts containing a GMDB where the death benefits reduce on a dollar-for-dollar basis when a partial withdrawal occurs.

The guaranteed minimum withdrawal benefit (GMWB) is a feature the Company offers on certain variable annuity products. If available and elected by the contract holder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual stream of income payments for life or other specified period, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

In addition, the Company is a reinsurer for the guaranteed minimum income benefit (GMIB), GMWB and GMDB on certain variable annuities issued in Japan by MetLife Insurance K.K. (MetLife in Japan). The GMIB is an optional feature that guarantees that the income benefit upon annuitization will not be less than the guaranteed income benefit even if the accumulation value of the contract falls to zero. New business under these reinsurance agreements was no longer accepted after March 31, 2009.

All direct and assumed GMIB, GMWB and GMDB benefits are included in the calculation of the policy reserves for variable annuities pursuant to AG 43.

AG 43 requires the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with guaranteed death and living benefits. These reserves are derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and are based on prudent estimate assumptions. In addition, a deterministic valuation is also performed using assumptions prescribed in AG 43. The greater of these two reserve balances is the AG 43 reserve.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

There were no new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

There was no correction of errors related to prior period in 2018.

In 2017, certain prior year errors were identified and corrected, which increased unassigned surplus by $73 million on a pre-tax basis or $48 million after tax. The most significant of these were decreases in reserves for fixed index annuities.

There was no correction of errors related to prior period in 2016.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category "6" and preferred stocks are designated categories "4 - 6" by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan's original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company's election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer's occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty's credit risk for derivative assets or the insurer's credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries' financial statements are combined with the parent company's financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company's investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs
(DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as "non-admitted," principally any negative IMR, agents' balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management's estimates and judgment.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer's best estimates of interest rates are used.

Under SAP, the Commissioners' Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include
1) each

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

                                                  Gross      Gross
                                      Statement Unrealized Unrealized  Fair
  (in millions)                         Value     Gains      Losses    Value
  -------------                       --------- ---------- ---------- -------
  December 31, 2018
  Bonds:
     U.S. government obligations.....  $   631    $   56     $  (9)   $   678
     All other governments...........    1,197        16       (40)     1,173
     States, territories and
       possessions...................      278         5        (5)       278
     Political subdivisions of
       states, territories and
       possessions...................      168        12        (1)       179
     Special revenue.................    3,706        70       (86)     3,690
     Industrial and miscellaneous....   29,691       824      (671)    29,844
     Hybrid securities...............      104         4        (1)       107
     Parent, subsidiaries and
       affiliates....................       --        --        --         --
                                       -------    ------     -----    -------
  Total bonds........................   35,775       987      (813)    35,949
                                       -------    ------     -----    -------
     Preferred stock.................       41         5        --         46
     Common stock/*/.................       21        --        --         21
                                       -------    ------     -----    -------
  Total equity securities............       62         5        --         67
                                       -------    ------     -----    -------
  Total..............................  $35,837    $  992     $(813)   $36,016
                                       =======    ======     =====    =======
  December 31, 2017
  Bonds:
     U.S. government obligations.....  $   652    $   72     $  (6)   $   718
     All other governments...........    1,084        49        (7)     1,126
     States, territories and
       possessions...................      293        16        --        309
     Political subdivisions of
       states, territories and
       possessions...................      157        21        --        178
     Special revenue.................    3,758       116       (43)     3,831
     Industrial and miscellaneous....   27,119     1,254      (196)    28,177
     Hybrid securities...............       74        10        --         84
     Parent, subsidiaries and
       affiliates....................    2,471       244        --      2,715
                                       -------    ------     -----    -------
  Total bonds........................   35,608     1,782      (252)    37,138
                                       -------    ------     -----    -------
     Preferred stock.................       39         6        --         45
     Common stock/*/.................       76        --        --         76
                                       -------    ------     -----    -------
  Total equity securities............      115         6        --        121
                                       -------    ------     -----    -------
  Total..............................  $35,723    $1,788     $(252)   $37,259
                                       =======    ======     =====    =======

* At December 31, 2018, the Company had no net investments in the common stock of affiliates. At December 31, 2017, the Company held $63 million of investments in affiliates.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                        Less than 12 Months 12 Months or More       Total
                                                        ------------------  ----------------  -----------------
                                                                  Gross              Gross              Gross
                                                        Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
(in millions)                                           Value     Losses    Value    Losses    Value    Losses
-------------                                           ------  ----------  ------ ---------- ------- ----------
December 31, 2018
Bonds:
   U.S. government obligations......................... $    1    $  --     $  139   $  (9)   $   140   $  (9)
   All other governments...............................    515      (16)       296     (24)       811     (40)
   States, territories and possessions.................    168       (5)        21      --        189      (5)
   Political subdivisions of states, territories and
     possessions.......................................     23       --         14      (1)        37      (1)
   Special revenue.....................................    468      (11)     1,540     (74)     2,008     (85)
   Industrial and miscellaneous........................  8,063     (304)     5,608    (373)    13,671    (677)
   Hybrid securities...................................     28       (1)         8      (1)        36      (2)
   Parent, subsidiaries and affiliates.................     --       --         --      --         --      --
                                                        ------    -----     ------   -----    -------   -----
Total bonds............................................  9,266     (337)     7,626    (482)    16,892    (819)
                                                        ======    =====     ======   =====    =======   =====
   Preferred stock.....................................     --       --         --      --         --      --
   Common stock........................................      1       --         --      --          1      --
                                                        ------    -----     ------   -----    -------   -----
Total equity securities................................      1       --         --      --          1      --
                                                        ------    -----     ------   -----    -------   -----
Total.................................................. $9,267    $(337)    $7,626   $(482)   $16,893   $(819)
                                                        ======    =====     ======   =====    =======   =====
December 31, 2017
Bonds:
   U.S. government obligations......................... $   60    $  (1)    $   96   $  (5)   $   156   $  (6)
   All other governments...............................    127       (2)       115      (5)       242      (7)
   States, territories and possessions.................      1       --         --      --          1      --
   Political subdivisions of states, territories and
     possessions.......................................     10       --          1      --         11      --
   Special revenue.....................................    618       (5)     1,099     (38)     1,717     (43)
   Industrial and miscellaneous........................  3,618      (88)     2,636    (108)     6,254    (196)
   Hybrid securities...................................      5       --          7      --         12      --
   Parent, subsidiaries and affiliates.................    246       --         --      --        246      --
                                                        ------    -----     ------   -----    -------   -----
Total bonds............................................  4,685      (96)     3,954    (156)     8,639    (252)
                                                        ======    =====     ======   =====    =======   =====
   Preferred stock.....................................     --       --         --      --         --      --
   Common stock........................................     --       --         --      (8)        --      (8)
                                                        ------    -----     ------   -----    -------   -----
Total equity securities................................     --       --         --      (8)        --      (8)
                                                        ------    -----     ------   -----    -------   -----
Total.................................................. $4,685    $ (96)    $3,954   $(164)   $ 8,639   $(260)
                                                        ======    =====     ======   =====    =======   =====

As of December 31, 2018 and 2017, the number of bonds and equity securities in an unrealized loss position was 2,181 and 1,204, respectively. Bonds comprised 2,177 of the total of which 799 were in a continuous loss position greater than 12 months at December 31, 2018. Bonds comprised 1,195 of the total of which 384 were in a continuous loss position greater than 12 months at December 31, 2017.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2018 and 2017, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

                                                      Statement  Fair
        (in millions)                                   Value    Value
        -------------                                 --------- -------
        December 31, 2018
        Due in one year or less......................  $   555  $   559
        Due after one year through five years........    5,323    5,346
        Due after five years through ten years.......    8,388    8,237
        Due after ten years..........................    7,400    7,219
        LBaSS........................................   14,133   14,612
                                                       -------  -------
        Total........................................  $35,799  $35,973
                                                       =======  =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $83 million and $96 million at December 31, 2018 and 2017, respectively which is the fair value. At December 31, 2018 and 2017, the Company had no income excluded from due and accrued for bonds.

At December 31, 2018, the Company's bond portfolio included bonds totaling
$2.6 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company's total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries. At December 31, 2017, the Company's bond portfolio included bonds totaling $1.9 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 2 percent of the Company's total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

                                                         December 31,
                                                         ----------
                                                         2018   2017
                                                         ----   ----
           Consumer cyclical............................ 22.3%  15.1%
           Consumer Noncyclical......................... 19.6   18.3
           Energy....................................... 12.4   13.2

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company's ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management's judgments.

The following table presents the statement value and fair value of LBaSS:

                                              December 31, 2018 December 31, 2017
                                              ----------------- -----------------
                                              Statement  Fair   Statement  Fair
(in millions)                                   Value    Value    Value    Value
-------------                                 --------- ------- --------- -------
Loan-backed and structured securities........  $14,133  $14,612  $16,359  $17,201
                                               =======  =======  =======  =======

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


At December 31, 2018 and 2017, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2018 and 2017, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2018, 2017 and 2016, the Company recognized total OTTI of $15 million, $17 million and $37 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2018 and 2017, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

                       Less than 12 Months 12 Months or More       Total
                       ------------------  ----------------  ----------------
                                 Gross              Gross             Gross
                       Fair    Unrealized  Fair   Unrealized Fair   Unrealized
    (in millions)      Value     Losses    Value    Losses   Value    Losses
    -------------      ------  ----------  ------ ---------- ------ ----------
    December 31, 2018
       LBaSS.......... $2,266     $(41)    $2,860   $(129)   $5,126   $(170)
    December 31, 2017
       LBaSS.......... $2,248     $(18)    $2,080   $ (77)   $4,328   $ (95)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for
LBaSS:

                                                                                      December 31,
                                                                                      ------------
(in millions)                                                                         2018   2017
-------------                                                                         ----   ----
Balance, beginning of year........................................................... $529   $512
Increases due to:
   Credit impairment on new securities subject to impairment losses..................    6      6
   Additional credit impairment on previously impaired investments...................    9     11
Reduction due to:
   Credit impaired securities fully disposed for which there was no prior intent or
     requirement to sell.............................................................  115     --
                                                                                       ----  ----
Balance, end of year................................................................. $429   $529
                                                                                       ====  ====

See Note 21 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company's structured notes holding at December 31, 2018.

Mortgage Loans

Mortgage loans had outstanding principal balances of $6.7 billion and $5.9 billion at December 31, 2018 and 2017, respectively. Contractual interest rates range from 2.05 percent to 8.55 percent. The mortgage loans at December 31, 2018 had maturity dates ranging from 2019 to 2055.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company's mortgage loan portfolio:

                                                December 31,
                                                ------------
                                                 2018   2017
                                                -----  -----
                   Geographic distribution:
                      Mid-Atlantic.............  29.6%  29.8%
                      Pacific..................  20.8   23.3
                      Foreign..................  13.6    9.1
                      South Atlantic...........  12.8   12.5
                      West South Central.......   6.3    6.5
                      East North Central.......   6.2    6.6
                      New England..............   6.1    7.0
                      Mountain.................   3.6    4.2
                      East South Central.......   0.7    0.7
                      West North Central.......   0.3    0.3
                                                -----  -----
                   Total....................... 100.0% 100.0%
                                                =====  =====
                   Property type distribution:
                      Multi-family.............  29.5%  26.7%
                      Office...................  26.7   27.4
                      Retail...................  19.4   21.3
                      Hotel/Motel..............   9.4    9.1
                      Industrial...............   5.5    4.0
                      Other....................   9.5   11.5
                                                -----  -----
                   Total....................... 100.0% 100.0%
                                                =====  =====

At December 31, 2018, there were 106 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately
70 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2018 and 2017:

                                   Years Ended December 31,
                                ------------------------------
                                     2018            2017
                                --------------  --------------
                 (in millions)  Maximum Minimum Maximum Minimum
                 -------------  ------- ------- ------- -------
                 Multi-family..  5.68%   2.05%   5.40%   2.10%
                 Retail........  5.48    3.82    4.92    3.70
                 Office........  5.10    3.66    5.43    3.69
                 Hotel.........  4.80    4.40    5.24    4.16
                 Industrial....  2.11    2.11    4.62    3.70
                 Other.........  5.51    2.10    5.00    2.88

The Company did not reduce any interest rates during 2018 and 2017.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was
95.0 percent and 95.0 percent in 2018 and 2017, respectively.

At December 31, 2018, the Company held no impaired mortgages with or without related allowances for credit losses. At December 31, 2017, the Company held $25 million in impaired mortgages with $4 million of related allowances for credit losses and $21 million in impaired loans without a related allowance. The Company's average recorded investment in impaired loans was $19 million and $98 million, at December 31, 2018 and 2017, respectively. The Company recognized no interest income for 2018, and recognized $2 million and $11 million in 2017 and 2016, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

                                                             December 31,
                                                            --------------
    (in millions)                                           2018 2017 2016
    -------------                                           ---- ---- ----
    Balance, beginning of year............................. $43  $44  $ 51
       Additions (reductions) charged to unrealized
         capital loss......................................   6    5     4
       Direct write-downs charged against allowance........  --   (6)  (11)
                                                            ---  ---  ----
    Balance, end of year................................... $49  $43  $ 44
                                                            ===  ===  ====

During 2018, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

                                                      December 31,
                                                      -------------
             (in millions)                             2018   2017
             -------------                            ------ ------
             Current................................. $6,600 $5,814
             30 - 59 days past due...................      1      2
             60 - 89 days past due...................     --      3
             90 - 179 days past due..................     --      2
                                                      ------ ------
             Total................................... $6,601 $5,821
                                                      ====== ======

At December 31, 2018 and 2017, the Company had mortgage loans outstanding under participant or co-lender agreements of $4.9 billion and $4.1 billion, respectively.

In addition, the Company had no restuructued loans for 2018 and $25 million in restructured loans at December 31, 2017.

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2018 and 2017. In 2018, the Company had no outstanding commitment to debtors that hold loans with restructured terms. In 2017, the Company had an outstanding commitment of $2 million to debtors that hold loans with restructured terms.

Real Estate

The following table presents the components of the Company's investment in real estate:

                                                          December 31,
                                                          ------------
            (in millions)                                 2018   2017
            -------------                                 ----   ----
            Properties occupied by the Company........... $ 4    $ 4
            Properties held for production of income.....  --     38
            Properties held for sale.....................  25     --
                                                          ---    ---
            Total........................................ $29    $42
                                                          ===    ===

In 2018, the Company recognized no gains or losses on the sale of real estate property, while in 2017 and 2016, the Company recognized $10 million and $24 million in gains on the sale of real estate property respectively. The Company recognized $12 million in impairment write-downs for during 2018. The Company did not recognize any impairment write-downs for its investments in real estate during 2017 and 2016.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Other Invested Assets

The following table presents the components of the Company's other invested assets:

                                                        December 31,
                                                        ------------
          (in millions)                                 2018   2017
          -------------                                 ----  ------
          Investments in limited liability companies... $328  $  676
          Investments in limited partnerships..........  372     540
          Other unaffiliated investments...............  191      73
          Receivable for securities....................   79     251
          Initial margin for futures...................    4      19
          Non-admitted assets..........................  (12)    (31)
                                                        ----  ------
          Total........................................ $962  $1,528
                                                        ====  ======

The Company utilizes the look-through approach in valuing its investments in affiliated real estate investments which had an aggregate value of $225 million at December 31, 2018. The financial statements for the related holding companies are not audited and the Company has limited the value of its investment in these holding companies to the value contained in the audited financial statements of the lower tier entities owned by each of the respective intermediate holding company entities including adjustments of SCA entities and/or non-SCA entities. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures and partnerships of $19 million, $30 million and $26 million during 2018, 2017 and 2016, respectively.

Net Investment Income

The following table presents the components of net investment income:

                                              Years ended December 31,
                                              ----------------------
          (in millions)                        2018     2017    2016
          -------------                       ------   ------  ------
          Bonds.............................. $1,767   $1,585  $1,512
          Preferred stocks...................      2        2       3
          Cash and short-term investments....      2        1      --
          Mortgage loans.....................    296      255     232
          Real estate........................      8        5       6
          Contract loans.....................     31       33      35
          Derivatives........................     56      (24)     62
          Investment income from affiliates..     36      212     220
          Other invested assets..............     61       82      91
                                              ------   ------  ------
          Gross investment income............  2,259    2,151   2,161
          Investment expenses................    (70)     (71)    (76)
                                              ------   ------  ------
          Net investment income.............. $2,189   $2,080  $2,085
                                              ======   ======  ======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

                                                   Years Ended December 31,
                                                   -----------------------
          (in millions)                            2018     2017     2016
          -------------                            ----     -----   -----
          Bonds................................... $(64)   $ (26)   $(104)
          Cash and short-term investments.........    2       (7)       5
          Mortgage loans..........................  (13)      (8)      (7)
          Real estate.............................  (12)      10       24
          Derivatives.............................   37      (93)     (51)
          Other invested assets...................   10      (13)     266
                                                    ----    -----   -----
          Realized capital (losses) gains.........  (40)    (137)     133
          Federal income tax benefit (expense)....    8       48      (46)
          Net losses (gains) transferred to IMR...   18      (11)      30
                                                    ----    -----   -----
          Net realized capital (losses) gains..... $(14)   $(100)   $ 117
                                                    ====    =====   =====

During 2018, 2017 and 2016, the Company recognized $44 million, $44 million and $74 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

                                                 Years Ended December 31,
                                                 ----------------------
        (in millions)                             2018     2017    2016
        -------------                            ------   ------  ------
        Proceeds................................ $3,323   $2,493  $3,421
                                                 ------   ------  ------
        Gross realized capital gains............ $   35   $   67  $  122
        Gross realized capital losses...........    (60)     (26)   (129)
                                                 ------   ------  ------
        Net realized capital (losses) gains..... $  (25)  $   41  $   (7)
                                                 ======   ======  ======

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

                                                 Years Ended December 31,
                                                 -----------------------
             (in millions)                       2018    2017     2016
             -------------                       ----    ----     -----
             Bonds.............................. $(72)   $112    $ (40)
             Preferred and common stocks........   25      (2)       4
             Mortgage loans.....................  (45)     47      (51)
             Derivatives........................   80     (70)     (50)
             Other invested assets..............  (33)     24     (349)
             Federal income tax benefit
               (expense)........................   13     (31)     172
                                                  ----    ----    -----
             Net change in unrealized (losses)
               gains of investments............. $(32)   $ 80    $(314)
                                                  ====    ====    =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


5* Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5* Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

                                        Number             Aggregate
                                        of 5*    Aggregate   Fair
            Investment                Securities   BACV      Value
            ----------                ---------- --------- ---------
            (in millions)
            -------------
            2018
            Bonds - AC...............     14       $117      $115
            LBass - AC...............     --         --        --
            Preferred Stock - AC.....      2          4         6
            Preferred Stock - FV.....     --         --        --
                                          --       ----      ----
            Total....................     16       $121      $122
                                          ==       ====      ====
            2017
            Bonds - AC...............      9       $ 52      $ 53
            LBass - AC...............     --         --        --
            Preferred Stock - AC.....     --         --        --
            Preferred Stock - FV.....     --         --        --
                                          --       ----      ----
            Total....................      9       $ 52      $ 53
                                          ==       ====      ====
            AC - Amortized Cost
            FV - Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2018 and 2017, the Company had bonds loaned with a fair value of approximately $351 million and $241 million, respectively, to unaffiliated parties as part of the securities lending program. These loaned securities are classified as bonds on the Company's balance sheet.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

                                                     December 31,
                                                     ------------
                 (in millions)                       2018   2017
                 -------------                       ----   ----
                 30 days or less.................... $ 25   $ 92
                 31 to 60 days......................   56     25
                 61 to 90 days......................  278    130
                 Greater than 90 days...............   --     --
                                                      ----  ----
                 Subtotal...........................  359    247
                 Securities collateral received.....   --     --
                                                      ----  ----
                 Total collateral received.......... $359   $247
                                                      ====  ====

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

                                          December 31, 2018 December 31, 2017
                                          ----------------- -----------------
                                          Amortized  Fair   Amortized  Fair
      (in millions)                         Cost     Value    Cost     Value
      -------------                       ---------  -----  ---------  -----
      Open positions.....................   $354     $354     $160     $160
                                            ----     ----     ----     ----
      Subtotal...........................    354      354      160      160
      Securities collateral received.....     --       --       --       --
                                            ----     ----     ----     ----
      Total collateral reinvested........   $354     $354     $160     $160
                                            ====     ====     ====     ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Repurchase Agreements

At December 31, 2018 and 2017, bonds with a fair value of approximately $40 million and $233 million respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

                                                     December 31,
                                                     ------------
                 (in millions)                       2018   2017
                 -------------                       ----   ----
                 Open positions..................... $39    $ --
                 30 days or less....................  --      42
                 31 to 60 days......................  --      70
                 61 to 90 days......................  --     110
                 Greater than 90 days...............  --      --
                                                     ---    ----
                 Subtotal...........................  39     222
                 Securities collateral received.....  --      --
                                                     ---    ----
                 Total collateral received.......... $39    $222
                                                     ===    ====

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                                   FIRST QUARTER                  SECOND QUARTER
                          ------------------------------- -------------------------------
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
(in millions)             Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------             ------- ------- ------- ------- ------- ------- ------- -------
Open - No Maturity.......   $12    $ 32     $16     $17    $ 10   $   35   $ 19     $ 1
Overnight................    --      33       3      --      --      256     22       1
2 Days to 1 Week.........    --      66       9      --      --      394     69      --
> 1 Week to 1 Month......    --     128      38      --      76      853    373      29
> 1 Month to 3 Months....    --     179      78      --     189    1,077    432       7
> 3 Months to 1 Year.....    --      29       2      --      --       --     --      --
> 1 Year.................    --      --      --      --      --       --     --      --

                                   THIRD QUARTER                  FOURTH QUARTER
                          ------------------------------- -------------------------------
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
(in millions)             Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------             ------- ------- ------- ------- ------- ------- ------- -------
Open - No Maturity.......   $32    $ 43     $35     $43    $ 38   $   50   $ 42     $39
Overnight................     2      22       9       2       1       33      5      --
2 Days to 1 Week.........    --      --      --      --      --       --     --      --
> 1 Week to 1 Month......    --      --      --      --      --       --     --      --
> 1 Month to 3 Months....    --      --      --      --      --       --     --      --
> 3 Months to 1 Year.....    --      --      --      --      --       --     --      --
> 1 Year.................    --      --      --      --      --       --     --      --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the Company's liability to return collateral for the year ended December 31, 2018:

                                   FIRST QUARTER                  SECOND QUARTER
                          ------------------------------- -------------------------------
-                            1       2       3       4       5       6       7       8
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
(in millions)             Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------             ------- ------- ------- ------- ------- ------- ------- -------
Cash (Collateral - All)..   $12    $466    $146     $17    $274   $2,616   $914     $39

                                   THIRD QUARTER                  FOURTH QUARTER
                          ------------------------------- -------------------------------
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
                          Minimum Maximum Balance Balance Minimum Maximum Balance Balance
                          ------- ------- ------- ------- ------- ------- ------- -------
Cash (Collateral - All)..   $34    $ 65    $ 44     $45    $ 39   $   83   $ 47     $39

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

                                          December 31, 2018 December 31, 2017
                                          ----------------- -----------------
                                          Amortized  Fair   Amortized  Fair
      (in millions)                         Cost     Value    Cost     Value
      -------------                       ---------  -----  ---------  -----
      Open positions.....................    $41      $40     $ --     $ --
      Greater than three years...........     --       --      211      233
                                             ---      ---     ----     ----
      Subtotal...........................     41       40      211      233
      Securities collateral received.....     --       --       --       --
                                             ---      ---     ----     ----
      Total collateral reinvested........    $41      $40     $211     $233
                                             ===      ===     ====     ====

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                                   FIRST QUARTER                  SECOND QUARTER
                          ------------------------------- -------------------------------
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
(in millions)             Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------             ------- ------- ------- ------- ------- ------- ------- -------
BACV.....................   $--     $--     $--     $17     $--     $--     $--     $36
Non-admitted - Subset of
  BACV...................    --      --      --      --      --      --      --      --
Fair Value...............    --      --      --      17      --      --      --      34

                                   THIRD QUARTER                  FOURTH QUARTER
                          ------------------------------- -------------------------------
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
(in millions)             Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------             ------- ------- ------- ------- ------- ------- ------- -------
BACV.....................   $--     $--     $--     $48     $--     $--     $--     $41
Non-admitted - Subset of
  BACV...................    --      --      --      --      --      --      --      --
Fair Value...............    --      --      --      46      --      --      --      40

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                     1     2      3      4      5      6      7       8
                                                                     Non-
     (in millions)  None NAIC 1 NAIC 2 NAIC 3 NAIC 4 NAIC 5 NAIC 6 Admitted
     -------------  ---- ------ ------ ------ ------ ------ ------ --------
     Bonds - BACV.. $--    $6    $25     $9    $ 1    $--    $--     $--
     Bonds - FV.... $--    $6    $25     $9    $--    $--    $--     $--

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company's restricted assets:

                                                         December 31,
                                                         -----------
           (in millions)                                  2018   2017
           -------------                                 ------  ----
           On deposit with states....................... $    3  $  3
           Securities lending...........................    338   228
           Collateral held on securities lending........    359   247
           FHLB stock and collateral pledged............    486   142
           Subject to repurchase agreements.............     41   211
           Collateral for derivatives...................     37    70
           Other restricted assets......................      2    --
                                                         ------  ----
           Total........................................ $1,266  $901
                                                         ======  ====

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

.. An interest rate above prime to borrowers who do not qualify for prime rate loans;

..  Borrowers with low credit ratings (FICO scores);

..  Interest-only or negative amortizing loans;

..  Unconventionally high initial loan-to-value ratios;

.. Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

.. Borrowers with less than conventional documentation of their income and/or net assets;

.. Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

.. Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant "payment shock" when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company's exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company's investments with subprime exposures:

                                             Book
                                           Adjusted            OTTI
                                    Actual Statement Fair   Recognized
          (in millions)              Cost    Value   Value   to Date
          -------------             ------ --------- ------ ----------
          December 31, 2018
          In general account:
             RMBS..................  $464    $463    $  547    $(44)
             CDOs..................   372     367       380     (10)
                                     ----    ----    ------    ----
          Total subprime exposure..  $836    $830    $  927    $(54)
                                     ====    ====    ======    ====
          December 31, 2017
          In general account:
             RMBS..................  $444    $451    $  553    $(49)
             CDOs..................   500     501       513     (21)
                                     ----    ----    ------    ----
          Total subprime exposure..  $944    $952    $1,066    $(70)
                                     ====    ====    ======    ====

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. As discussed in Note 2, the Company received approval from the TDI to apply a permitted practice, whereby certain interest rate swaps and swaptions that are used to hedge guaranteed minimum withdrawal benefits are reported at amortized cost. The cost basis of these swaps is carried on the balance sheet and amortized into net investment income over the life of the swap. Periodic cash settlements are also recognized in net investment income. All other derivative financial instruments that do not qualify for hedge accounting are carried at fair value and the changes in fair value are recorded in surplus as unrealized gains or losses, net of deferred taxes. The statement value of the Company's exchange traded futures contracts reflects the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $80 Million in 2018 and unrealized capital losses of $71 million and $50 million in 2017 and 2016, respectively, related to derivatives that did not qualify for hedge accounting.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company's interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company's net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company's admitted assets, liabilities or capital and surplus.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company's derivative instruments:

                                        December 31, 2018         December 31, 2017
                                    ------------------------  ------------------------
                                    Contract                  Contract
                                       or                        or
                                    Notional Statement Fair   Notional Statement Fair
(in millions)                        Amount    Value   Value   Amount    Value   Value
-------------                       -------- --------- -----  -------- --------- -----
Assets:
   Interest rate contracts.........  $2,337    $  40   $  50   $2,775    $  67   $  60
   Foreign exchange contracts......   1,579      109     109      405       28      28
   Equity contracts................   5,680      380     380    4,423      303     303
                                     ------    -----   -----   ------    -----   -----
Derivative assets, gross...........   9,596      529     539    7,603      398     391
   Counter party netting/*/........      --     (316)   (361)      --     (182)   (182)
                                     ------    -----   -----   ------    -----   -----
Derivative assets, net.............  $9,596    $ 213   $ 178   $7,603    $ 216   $ 209
                                     ======    =====   =====   ======    =====   =====
Liabilities:
   Interest rate contracts.........  $  524    $   5   $  51   $  449    $  55   $  24
   Foreign exchange contracts......     802       25      25    1,136       60      60
   Equity contracts................   3,023      288     288      729       67      67
                                     ------    -----   -----   ------    -----   -----
Derivative liabilities, gross......   4,349      318     364    2,314      182     151
   Counter party netting/*/........      --     (316)   (361)      --     (182)   (182)
                                     ------    -----   -----   ------    -----   -----
Derivative liabilities, net........  $4,349    $   2   $   3   $2,314    $  --   $ (31)
                                     ======    =====   =====   ======    =====   =====

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

                                                                            December 31, 2018  December 31, 2017
                                                                            -----------------  -----------------
(in millions)                                                               Assets Liabilities Assets Liabilities
-------------                                                               ------ ----------- ------ -----------
Gross amount recognized.................................................... $ 529     $ 318    $ 398     $(182)
Amount offset..............................................................  (316)     (316)    (182)      182
                                                                            -----     -----    -----     -----
Net amount presented in the Statement of Admitted Assets, Liabilities, and
  Capital and Surplus...................................................... $ 213     $   2    $ 216     $  --
                                                                            =====     =====    =====     =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company's derivative financial instruments with concentrations of credit risk:

                                        December 31, 2018  December 31, 2017
                                       ------------------- -----------------
                                       Contract            Contract
                                          or      Final       or     Final
                                       Notional  Maturity  Notional Maturity
   (in millions)                        Amount     Date     Amount    Date
   -------------                       -------- ---------- -------- --------
   Derivative assets:
      Interest rate contracts.........  $2,337   12/6/2049  $2,775    2049
      Foreign exchange contracts......   1,579   8/25/2056     405    2050
      Equity contracts................   5,680  12/20/2022   4,423    2022
   Derivative liabilities:
      Interest rate contracts.........     524    2/7/2050     449    2047
      Foreign exchange contracts......     802   10/4/2051   1,136    2056
      Equity contracts................   3,023  12/20/2022     729    2019

The credit exposure to the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company's derivative contracts aggregated $66 Million and $72 million at December 31, 2018 and 2017, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

.. Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company's financial instruments not measured at fair value compared to their statement values:

                                    Aggregate  Admitted
                                      Fair     Assets or
(in millions)                         Value   Liabilities Level 1 Level 2  Level 3
-------------                       --------- ----------- ------- -------  -------
December 31, 2018
Assets:
   Bonds...........................  $35,942    $35,768    $ --   $30,077  $ 5,865
   Preferred stocks................       46         41       3        32       11
   Common stocks...................       16         16      --        16       --
   Cash, cash equivalents and
     short-term investments........      189        189     143        46       --
   Mortgage loans..................    6,647      6,601      --        --    6,647
   Contract loans..................      609        609      --        --      609
   Derivatives.....................       --         35      --        --       --
   Receivables for securities......       79         79      --        79       --
   Securities lending reinvested
     collateral assets.............      354        354      --       354       --
   Separate account assets.........      298        298      --       298       --
Liabilities:
   Policy reserves and contractual
     liabilities...................   44,188     41,072      --        --   44,188
   Payable for securities..........       78         78      --        78       --
   Payable for securities lending..      359        359      --       359       --

December 31, 2017
Assets:
   Bonds...........................  $37,122    $35,592    $ --   $30,714  $ 6,408
   Preferred stocks................       45         39       4        30       11
   Common stocks...................        9          9      --         9       --
   Cash, cash equivalents and
     short-term investments........      135        135     115        20       --
   Mortgage loans..................    5,981      5,821      --        --    5,981
   Contract loans..................      653        653      --       653       --
   Derivatives.....................       35         12      --        35       --
   Receivables for securities......      251        251      --       251       --
   Securities lending reinvested
     collateral assets.............      160        160      --       160       --
   Separate account assets.........      155        155      --       155       --
Liabilities:
   Policy reserves and contractual
     liabilities...................    5,215      4,917      --        --    5,215
   Payable for securities..........       (6)        (6)     --        (6)      --
   Payable for securities lending..      247        247      --       247       --

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

                                                            Counterparty
(in millions)                       Level 1 Level 2 Level 3  Netting/*/   Total
-------------                       ------- ------- ------- ------------ -------
December 31, 2018
Assets at fair value:
Bonds
   Industrial and miscellaneous.... $    --  $  1     $ 7      $  --     $     8
                                    -------  ----     ---      -----     -------
   Total bonds.....................      --     1       7         --           8
                                    -------  ----     ---      -----     -------
Common stock
   Industrial and miscellaneous....       1    --       4         --           5
                                    -------  ----     ---      -----     -------
   Total common stock..............       1    --       4         --           5
                                    -------  ----     ---      -----     -------
Derivative assets:
   Interest rate contracts.........      --    --      --         --          --
   Foreign exchange contracts......      --   109      --         --         109
   Equity contracts................       3   375       2         --         380
   Counterparty netting............      --    --      --       (316)       (316)
                                    -------  ----     ---      -----     -------
Total derivative assets............       3   484       2       (316)        173
                                    -------  ----     ---      -----     -------
Separate account assets............  32,046   147      --         --      32,193
                                    -------  ----     ---      -----     -------
Total assets at fair value......... $32,050  $632     $13      $(316)    $32,379
                                    =======  ====     ===      =====     =======
Liabilities at fair value:
Derivative liabilities:
   Foreign exchange contracts...... $    --  $ 25     $--      $  --     $    25
   Equity contracts................       2   285      --         --         287
   Counterparty netting............      --    --      --       (316)       (316)
                                    -------  ----     ---      -----     -------
Total derivative liabilities.......       2   310      --       (316)         (4)
                                    -------  ----     ---      -----     -------
Total liabilities at fair value.... $     2  $310     $--      $(316)    $    (4)
                                    =======  ====     ===      =====     =======

December 31, 2017
Assets at fair value:
Bonds
   Industrial and miscellaneous.... $    --  $ 14     $ 2      $  --     $    16
                                    -------  ----     ---      -----     -------
   Total bonds.....................      --    14       2         --          16
                                    -------  ----     ---      -----     -------
Common stock
   Industrial and miscellaneous....       1    --       3         --           4
                                    -------  ----     ---      -----     -------
   Total common stock..............       1    --       3         --           4
                                    -------  ----     ---      -----     -------
Derivative assets:
   Foreign exchange contracts......      --    28      --         --          28
   Equity contracts................       5   298      --         --         303
   Counterparty netting............      --    --      --       (182)       (182)
                                    -------  ----     ---      -----     -------
Total derivative assets............       5   326      --       (182)        149
                                    -------  ----     ---      -----     -------
Separate account assets............  36,260   159      --         --      36,419
                                    -------  ----     ---      -----     -------
Total assets at fair value......... $36,266  $499     $ 5      $(182)    $36,588
                                    =======  ====     ===      =====     =======
Liabilities at fair value:
Derivative liabilities:
   Foreign exchange contracts......      --    60      --         --          60
   Equity contracts................      --    67      --         --          67
   Counterparty netting............      --    --      --       (182)       (182)
                                    -------  ----     ---      -----     -------
Total derivative liabilities.......      --   127      --       (182)        (55)
                                    -------  ----     ---      -----     -------
Total liabilities at fair value.... $    --  $127     $--      $(182)    $   (55)
                                    =======  ====     ===      =====     =======

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

                                                           Common Derivative Total
(in millions)                                       Bonds  Stocks   Assets   Assets
-------------                                       -----  ------ ---------- ------
Balance, January 1, 2017........................... $ 122   $--      $--     $ 122
Total realized/unrealized capital gains or losses:
   Included in net income..........................    (7)   --       --        (7)
   Included in surplus.............................    12    --       --        12
Purchases, issuances and settlements...............    61     3       --        64
Transfers into Level 3.............................     1    --       --         1
Transfers out of Level 3...........................  (187)   --       --      (187)
                                                    -----   ---      ---     -----
Balance, December 31, 2017......................... $   2   $ 3      $--     $   5
                                                    =====   ===      ===     =====
Total realized/unrealized capital gains or losses:
   Included in net income..........................     1    --       --         1
   Included in surplus.............................    --    --       (5)       (5)
Purchases, issuances and settlements...............    23    --        7        30
Transfers into Level 3.............................    18    --       --        18
Transfers out of Level 3...........................   (37)   --       --       (37)
                                                    -----   ---      ---     -----
Balance, December 31, 2018......................... $   7   $ 3      $ 2     $  12
                                                    =====   ===      ===     =====

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2018 and 2017, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2018 and 2017 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2018.

Gross Basis Fair Value Measurements

The following table presents the Company's derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

       (in millions)                       Level 1 Level 2 Level 3 Total
       -------------                       ------- ------- ------- -----
       December 31, 2018
       Derivative assets at fair value....   $ 4    $483     $ 2   $489
       Derivative liabilities at fair
         value............................     2     311      --    313
       December 31, 2017
       Derivative assets at fair value....   $ 5    $326     $--   $331
       Derivative liabilities at fair
         value............................    --     127      --    127

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

                                                       Separate      Separate
                                                       Accounts      Accounts
                                              General    With          Non-
(in millions)                                 Account Guarantee/*/ Guaranteed/*/  Total  Percent
-------------                                 ------- -----------  ------------  ------- -------
December 31, 2018
Subject to discretionary withdrawal
   With fair value adjustment................ $ 4,835    $298        $13,574     $18,707   25.3%
   At book value less current surrender
     charge of 5% or more....................   8,437      --             --       8,437   11.4
   At fair value.............................      --     147         18,438      18,585   25.1
                                              -------    ----        -------     -------  -----
Total with adjustment or at fair value.......  13,272     445         32,012      45,729   61.8
At book value with minimal or no charge or
  no adjustment..............................  27,233      --             --      27,233   36.8
Not subject to discretionary withdrawal......   1,042      --             22       1,064    1.4
                                              -------    ----        -------     -------  -----
Net annuity reserves and deposit fund
  liabilities................................ $41,547    $445        $32,034     $74,026  100.0%
                                              =======    ====        =======     =======  =====
December 31, 2017
Subject to discretionary withdrawal
   With fair value adjustment................ $ 4,852    $179        $15,723     $20,754   26.8%
   At book value less current surrender
     charge of 5% or more....................   7,688      --             --       7,688   10.0
   At fair value.............................      --     159         20,458      20,617   26.7
                                              -------    ----        -------     -------  -----
Total with adjustment or at fair value.......  12,540     338         36,181      49,059   63.5
At book value with minimal or no charge or
  no adjustment..............................  27,425      --             --      27,425   35.5
Not subject to discretionary withdrawal......     718      --             26         744    1.0
                                              -------    ----        -------     -------  -----
Net annuity reserves and deposit fund
  liabilities................................ $40,683    $338        $36,207     $77,228  100.0%
                                              =======    ====        =======     =======  =====

* Represents annuity reserves reported in separate accounts liabilities.

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company's separate account by certain states, including Texas.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents separate account assets by product or transaction:

                                    December 31, 2018    December 31, 2017
                                   -------------------- --------------------
                                              Separate             Separate
                                              Accounts             Accounts
                                               Assets               Assets
                                    Legally     (Not     Legally     (Not
                                   Insulated  Legally   Insulated  Legally
    (in millions)                   Assets   Insulated)  Assets   Insulated)
    -------------                  --------- ---------- --------- ----------
    Variable annuities............  $32,066     $ --     $36,260     $ --
    Annuities with MVA features...       --      278          --      155
    DeKalb separate account.......      147       --         160       --
                                    -------     ----     -------     ----
    Total.........................  $32,213     $278     $36,420     $155
                                    =======     ====     =======     ====

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2018 and 2017 is $849 million and $484 million, respectively.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

                                       Risk
                                      Charge
                                     paid by  Guarantees
                                       the    Paid by the
                                     Separate   General
                      (in millions)  Account    Account
                      -------------  -------- -----------
                          2018......    $1        $17
                          2017......     2         18
                          2016......     2         22
                          2015......     3         23
                          2014......     3         23

Certain separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one quarter only, where the guaranteed interest rate is re-established each quarter based on the investment experience of the separate account. In no event can the interest rate be less than 3 percent. There are guarantees of principal and interest for purposes of plan participant transactions (e.g., participant-directed withdrawals and fund transfers done at market value). The assets and liabilities of these separate accounts are carried at the quoted market value of the underlying assets. This business has been included in Column 1 of the table below.

There was no separate account business seed money at December 31, 2018 and 2017.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents information regarding the separate accounts:

                                        Non-indexed
                                         Guarantee   Non-guaranteed
                                        less than or    Separate
    (in millions)                       equal to 4%     Accounts     Total
    -------------                       ------------ -------------- -------
    December 31, 2018
    Premiums, considerations or
      deposits.........................     $124        $ 2,402     $ 2,526
                                            ====        =======     =======
    Reserves for accounts with assets
      at:
       Market value....................     $147        $32,034     $32,181
       Amortized costs.................      298             --         298
                                            ----        -------     -------
    Total reserves.....................     $445        $32,034     $32,479
                                            ====        =======     =======
    By withdrawal characteristics:
       Subject to discretionary
         withdrawal with MVA...........     $298        $13,574     $13,872
       At market value.................      147         18,438      18,585
                                            ----        -------     -------
    Subtotal...........................      445         32,012      32,457
    Not subject to discretionary
      withdrawal.......................       --             22          22
                                            ----        -------     -------
    Total reserves.....................     $445        $32,034     $32,479
                                            ====        =======     =======
    December 31, 2017
    Premiums, considerations or
      deposits.........................     $ 45        $ 2,041     $ 2,086
                                            ====        =======     =======
    Reserves for accounts with assets
      at:
       Market value....................     $159        $36,206     $36,365
       Amortized costs.................      179             --         179
                                            ----        -------     -------
    Total reserves.....................     $338        $36,206     $36,544
                                            ====        =======     =======
    By withdrawal characteristics:
       Subject to discretionary
         withdrawal with MVA...........     $179        $15,723     $15,902
       At market value.................      159         20,458      20,617
                                            ----        -------     -------
    Subtotal...........................      338         36,181      36,519
    Not subject to discretionary
      withdrawal.......................       --             26          26
                                            ----        -------     -------
    Total reserves.....................     $338        $36,207     $36,545
                                            ====        =======     =======

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

                                              Years ended December 31,
                                             -------------------------
         (in millions)                         2018     2017     2016
         -------------                       -------  -------  -------
         Transfers to separate accounts..... $ 2,526  $ 2,086  $ 1,987
         Transfers from separate accounts...  (3,726)  (3,599)  (3,536)
                                             -------  -------  -------
         Net transfers from separate
           accounts.........................  (1,200)  (1,513)  (1,549)
                                             -------  -------  -------
         Transfers as reported in the
           Statutory Statements of
           Operations....................... $(1,200) $(1,513) $(1,549)
                                             =======  =======  =======

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $56 billion and $61 billion at December 31, 2018 and 2017, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $520 million and $379 million at December 31, 2018 and 2017, respectively.

GMWB

Certain of the Company's variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to this benefit was $321 million and $105 million at December 31, 2018 and 2017, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. REINSURANCE

At December 31, 2018 and 2017, policy reserves on reinsurance assumed were $103 million and $108 million, respectively.

The Company has modified coinsurance and coinsurance reinsurance agreements with MetLife in Japan, pertaining to certain policies written via its branch in Japan. Under the agreements, the Company assumes liability for a quota share portion of contracts issued by MetLife in Japan that include GMIB and GMWB. The contracts assumed also include a GMDB provision. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions. The benefits provided by the reinsured contracts are assumed with a 50 percent quota share and varied quota share under the modified coinsurance agreements. The agreements are unlimited in duration, but were terminated for new business after March 31, 2009.

The Company calculates total policy reserves for contracts assumed by MetLife in Japan pursuant to AG 43, which includes all assumed GMIB, GMWB and GMDB benefits. MetLife in Japan holds a modified coinsurance reserve for the contracts under the agreements. The Company holds a reserve equal to the excess, if any, of the AG 43 reserve above the modified coinsurance reserve.

In February 2018, VALIC and its U.S. life insurance company affiliates, AGL and USL each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL. On November 13, 2018, AIG completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, there was a significant offsetting impact on certain individual line items in the Summary of Operations. Pursuant to the regulatory approval received in February 2018, the Company has reported all of the ceded activity for this Agreement from the effective date (January 1, 2017) through December 31, 2018 in its 2018 Annual Statement.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company did not receive a ceding commission at contract inception.

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly.

The table below presents the impact of this transaction by line item in the Company's statements of assets, liabilities, surplus and other funds and on the summary of operations:

                                                                     Balance as of
                                                                     December 31,
                                                                         2018
                                                                     -------------
Statutory Statements of Assets, Liabilities and Capital and Surplus
Funds withheld......................................................      $60

                                                     As of and    As of and
                                                     Year Ended   Year Ended
                                          Initial   December 31, December 31,
Increase (Decrease) (in millions)        Accounting     2017         2018     Total
---------------------------------        ---------- ------------ ------------ -----
Statutory Statement of Operations
Premiums and annuity considerations.....   $(592)      $  --         $ --     $(592)
Commissions and expense allowances......      --          --           --        --
Reserve adjustments on reinsurance ceded     592        (150)          57       499
                                           -----       -----         ----     -----
Total revenues..........................      --        (150)          57       (93)
                                           -----       -----         ----     -----
Death benefits..........................      --          --           --        --
Annuity benefits........................      --         (15)         (14)      (29)
Surrender benefits......................      --          --           --        --
Other benefits..........................      --         (37)         (34)      (71)
Other expenses..........................      --          --           --        --
                                           -----       -----         ----     -----
Total benefits and expenses.............      --         (52)         (48)     (100)
                                           -----       -----         ----     -----
Net gain from operations before
  dividends to policyholders and
  federal income taxes..................      --         (98)         105         7
Dividends to policyholders..............      --          --           --        --
                                           -----       -----         ----     -----
Net gain from operations after
  dividends to policyholders and before
  federal income taxes..................   $  --       $ (98)        $105     $   7
                                           -----       -----         ----     -----

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


14. FEDERAL INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

Consistent with Staff Accounting Bulletin No. 118 released by the Securities and Exchange Commission, the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act ("INT 18-01"), which provided guidance on statutory accounting for the tax effects of the Tax Act. INT 18-01 addressed situations where accounting for certain income tax effects of the Tax Act under SSAP 101, Income Taxes, ("SSAP 101") may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from enactment date to complete the accounting under SSAP 101. In accordance with INT 18-01, a company was required to reflect the following:

.. Income tax effects of those aspects of the Tax Act for which accounting under SSAP 101 is complete.

.. Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable.

.. If a provisional estimate cannot be determined, SSAP 101 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

At December 31, 2017, the Company originally recorded a provisional estimate of income tax effects of the Tax Act of $267 million attributable to the reduction in the U.S. corporate income tax. The Company's provisional estimate was based in part on a reasonable estimate of the effects of the statutory income tax rate reduction on existing deferred tax balances and of certain provisions of the Tax Act. The Company filed its 2017 consolidated U.S. income tax return and has completed its review of the primary impact of the Tax Act provisions on its deferred taxes. As a result, the Company considers the accounting for the effects of the rate change on deferred tax balances to be complete and no material measurement period changes were recorded for this item. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. There are substantial uncertainties in the interpretation of BEAT and GILTI and while certain formal guidance was issued by the U.S. tax authority, there are still aspects of the Tax Act that remain unclear and additional guidance is expected in 2019. Such guidance may result in changes to the interpretations and assumptions the Company made and actions the Company may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, the Company treats BEAT as a period tax charge in the period the tax is incurred and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2018.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Life Insurance Companies

The Tax Act modified computations of insurance reserves for Life insurance companies. Specifically, the Act directs that tax reserves be computed with reference to the NAIC reserves. Adjustments related to the differences in insurance reserves balances computed historically versus under the Tax Act have to be taken into income over eight years. Accordingly, these changes give rise to new deferred tax liabilities. At December 31, 2017, the Company recorded a provisional estimate of $14 million with respect to such deferred tax assets. This increase in deferred tax assets was

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

offset by an increase in the deferred tax liabilities related to insurance reserves as a result of applying the new provisions of the Tax Act.

As of December 31, 2018, the Company has completed its review and accounting of the tax reserve computations, and recorded offsetting decreases of $26 million to both deferred tax liabilities and deferred tax assets.

Provisions Impacting Projections of Taxable Income and Admissibility of Deferred Tax Assets

Certain provisions of the Tax Act impact the Company's projections of future taxable income used in analyzing realizability of its deferred tax assets. In certain instances, provisional estimates have been included in the Company's future taxable income projections for these specific provisions to reflect application of the new tax law. The Company does not currently anticipate that its reliance on provisional estimates would have a material impact on its determination of realizability of its deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which the Company is a non-controlling interest owner. At December 31, 2017, the information needed to determine a provisional estimate was not available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder), and accordingly, no provisional estimates were recorded. The Company has since completed its review of these investments and partnerships. The Company considers the accounting for this item to be complete and no measurement period change was recorded.

U.S. Tax Reform - INT 18-01 Measurement Period Completion

As of December 31, 2018, the Company has fully completed its accounting for the tax effects of the Tax Act. Although the prescribed measurement period has ended, there are aspects of the Tax Act that remain unclear and additional guidance from the U.S. tax authority is pending. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance.

The following table presents the components of the net deferred tax assets and liabilities:

                                      December 31, 2018      December 31, 2017            Change
                                    ---------------------- ---------------------- ---------------------
(in millions)                       Ordinary Capital Total Ordinary Capital Total Ordinary Capital Total
-------------                       -------- ------- ----- -------- ------- ----- -------- ------- -----
Gross DTA..........................   $317    $226   $543    $248    $238   $486    $ 69    $(12)  $ 57
Statutory valuation allowance
  adjustment.......................     --      54     54      --      --     --      --      54     54
                                      ----    ----   ----    ----    ----   ----    ----    ----   ----
Adjusted gross DTA.................    317     172    489     248     238    486      69     (66)     3
DTA non-admitted...................    239     172    411     165     238    403      74     (66)     8
                                      ----    ----   ----    ----    ----   ----    ----    ----   ----
Net admitted DTA...................     78      --     78      83      --     83      (5)     --     (5)
DTL................................     29      --     29      24      --     24       5      --      5
                                      ----    ----   ----    ----    ----   ----    ----    ----   ----
Total..............................   $ 49    $ --   $ 49    $ 59    $ --   $ 59    $(10)   $ --   $(10)
                                      ====    ====   ====    ====    ====   ====    ====    ====   ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

                                                      December 31, 2018      December 31, 2017            Change
                                                    ---------------------- ---------------------- ---------------------
(in millions)                                       Ordinary Capital Total Ordinary Capital Total Ordinary Capital Total
-------------                                       -------- ------- ----- -------- ------- ----- -------- ------- -----
Admission calculation components
SSAP 101
   Federal income taxes paid in prior years
     recoverable through loss carry backs..........   $--      $--   $ --    $--      $--   $ --    $ --     $--   $ --
   Adjusted gross DTA expected to be realized
     (excluding amount of DTA from above) after
     application of the threshold limitation.......    49       --     49     59       --     59     (10)     --    (10)
       1. Adjusted gross DTA expected to be
         realized following the reporting date.....    49       --     49     59       --     59     (10)     --    (10)
       2. Adjusted gross DTA allowed per
         limitation threshold......................    --       --    477     --       --    490      --      --    (13)
   Adjusted gross DTA (excluding the amount of
     DTA from above) offset by gross DTL...........    29       --     29     24       --     24       5      --      5
                                                      ---      ---   ----    ---      ---   ----    ----     ---   ----
DTA admitted as the result of application of SSAP
  101..............................................   $78      $--   $ 78    $83      $--   $ 83    $ (5)    $--   $ (5)
                                                      ===      ===   ====    ===      ===   ====    ====     ===   ====

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

                                                                                Years ended
                                                                               December 31,
                                                                              --------------
($ in millions)                                                                2018    2017
---------------                                                               ------  ------
Ratio percentage used to determine recovery period and threshold limitation
  amount.....................................................................    789%    996%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount................................................ $3,181  $3,267

The Company has no tax planning strategies used in the determination of adjusted gross DTA's or net admitted DTA's.

The Company's planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

                                                      Years Ended
                                                      December 31,
                                                    ----------------
           (in millions)                            2018  2017  2016
           -------------                            ----  ----  ----
           Current income tax expense
              Federal.............................. $189  $218  $130
              Federal income tax on net capital
                gains (losses).....................   (9)  (48)   46
                                                    ----  ----  ----
              Federal income tax incurred.......... $180  $170  $176
                                                    ====  ====  ====

                                                                                   Years Ended
                                                                                   December 31,
                                                                                   ------------
(in millions)                                                                      2018   2017  Change
-------------                                                                      ----   ----  ------
Deferred tax assets:
   Ordinary:
       Policyholder reserves...................................................... $ 98   $ 32   $ 66
       Investments................................................................   31     48    (17)
       Deferred acquisition costs.................................................    8      8     --
       Fixed assets...............................................................  115     94     21
       Compensation and benefits accrual..........................................   --      3     (3)
       Tax credit carryforward....................................................   61     62     (1)
       Other (including items less than 5% of total ordinary tax assets)..........    4      1      3
                                                                                    ----  ----   ----
       Subtotal...................................................................  317    248     69
       Non-admitted...............................................................  239    166     73
                                                                                    ----  ----   ----
       Admitted ordinary deferred tax assets......................................   78     82     (4)
                                                                                    ----  ----   ----
Capital:
       Investments................................................................  226    238    (12)
                                                                                    ----  ----   ----
       Subtotal...................................................................  226    238    (12)
   Statutory valuation allowance adjustment.......................................   54     --     54
   Non-admitted...................................................................  172    238    (66)
                                                                                    ----  ----   ----
   Admitted capital deferred tax assets...........................................   --     --     --
                                                                                    ----  ----   ----
Admitted deferred tax assets......................................................   78     82     (4)
                                                                                    ----  ----   ----
Deferred tax liabilities:
   Ordinary:
       Investments................................................................   19     10      9
       Policyholder reserves......................................................   10     14     (4)
       Other (including items less than 5% of total ordinary tax liabilities).....   --     --     --
                                                                                    ----  ----   ----
       Subtotal...................................................................   29     24      5
                                                                                    ----  ----   ----
Capital:
       Other (including items less than 5% of total capital tax liabilities)......   --     --     --
                                                                                    ----  ----   ----
       Subtotal...................................................................   --     --     --
                                                                                    ----  ----   ----
Deferred tax liabilities..........................................................   29     24      5
                                                                                    ----  ----   ----
Net deferred tax assets (liabilities)............................................. $ 49   $ 58   $ (9)
                                                                                    ====  ====   ====

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

                                                    Years Ended
                                                    December 31,
                                                    ------------
           (in millions)                            2018   2017  Change
           -------------                            ----   ----  ------
                                                     ----  ----   ----
           Total adjusted deferred tax assets...... $489   $486   $  3
           Total deferred tax liabilities..........   29     24      5
                                                     ----  ----   ----
           Net adjusted deferred tax assets........ $460   $462     (2)
                                                     ====  ====
           Tax effect of unrealized capital gains
             (losses)..............................                (14)
                                                                  ----
           Change in net deferred income tax.......               $(16)
                                                                  ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

                                         December 31, 2018 December 31, 2017 December 31, 2016
                                         ---------------   ---------------   ---------------
                                                 Effective         Effective         Effective
(in millions)                            Amount  Tax Rate  Amount  Tax Rate  Amount  Tax Rate
-------------                            ------  --------- ------  --------- ------  ---------
Income tax expense at applicable rate...  $181     21.0%   $ 287      35.0%   $316     35.0%
Change in valuation adjustment..........    54      6.3     (102)    (12.4)    (13)    (1.4)
Dividends received deduction............   (23)    (2.7)     (56)     (6.9)    (81)    (9.1)
Amortization of interest maintenance
  reserve...............................   (11)    (1.2)      (9)     (1.1)     (8)    (0.9)
Prior year return true-ups and
  adjustments...........................    (8)    (0.9)      (6)     (0.8)     (8)    (0.8)
Change in non-admitted assets...........     3      0.3        7       0.9       4      0.4
Impact of Tax Act.......................    --       --      275      33.4      --       --
Surplus adjustments.....................    --       --       24       2.9      (1)    (0.2)
Other permanent adjustments.............    --       --        5       0.7      --       --
Disregarded entities....................    --       --        1       0.1       4      0.5
Separate account income.................    --       --       --        --      18      2.0
Expiration of excess capital losses.....    --       --       --        --       3      0.4
                                          ----     ----    -----     -----    ----     ----
Statutory income tax expense............  $196     22.8%   $ 426      51.8%   $234     25.9%
                                          ====     ====    =====     =====    ====     ====
Federal income taxes incurred...........  $180     20.9%   $ 171      20.8%   $176     19.5%
Change in net deferred income taxes.....    16      1.9      255      31.0      58      6.4
                                          ----     ----    -----     -----    ----     ----
Statutory income tax expense............  $196     22.8%   $ 426      51.8%   $234     25.9%
                                          ====     ====    =====     =====    ====     ====

At December 31, 2018, the Company had the following foreign tax credits carryforwards:

                             (in millions)
                             -------------
                             Year Expires   Amount
                             ------------   ------
                                2019.......  $ 4
                                2020.......    8
                                2021.......   10
                                2022.......    7
                                2023.......    8
                                2024.......    4
                                             ---
                                Total......  $41
                                             ===

At December 31, 2018, the Company had no operating loss carryforwards or capital loss carryforwards.

At December 31, 2018, the Company had the following general business credit carryforwards:

                             (in millions)
                             -------------
                             Year Expires   Amount
                             ------------   ------
                                2027.......  $ 1
                                2028.......    6
                                2029.......    4
                                2030.......    1
                                2033.......    8
                                             ---
                                Total......  $20
                                             ===

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents income tax incurred that is available for recoupment in the event of future net losses:

                             (in millions)
                             December 31,   Capital
                             ------------   -------
                                2016.......   $34
                                2017.......    48
                                2018.......    --
                                              ---
                                Total......   $82
                                              ===

In general, realization of DTAs depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $543 million and concluded that a valuation allowance of $54 million was required at December 31, 2018. Similarly, the Company concluded that no valuation allowance was required on the DTAs of $486 million at December 31, 2017.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                     Years Ended
                                                     December 31,
                                                     -----------
                 (in millions)                       2018   2017
                 -------------                       ----   ----
                 Gross unrecognized tax benefits at
                   beginning of year................ $16    $19
                    Increases in tax position for
                      prior years...................   1     --
                    Decreases in tax position for
                      prior years...................  --     (3)
                                                     ---    ---
                 Gross unrecognized tax benefits at
                   end of year...................... $17    $16
                                                     ===    ===

At December 31, 2018 and 2017, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million and $16 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At December 31, 2018 and 2017, the Company had accrued
$4 million and $3 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In both 2018 and 2017, the Company recognized expense of less than $1 million of interest (net of the federal benefit) and penalties. In 2016, the Company recognized income of $2 million of interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2018, such proposed adjustments would not have resulted in a material change to the Company's financial condition, although it is possible that the effect could be material to the Company's results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examination for the taxable years 2007-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2018 remain subject to examination by major tax jurisdictions.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


15. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer's size, but also on the risk profile of the insurer's operations. At December 31, 2018, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a twelve-month period, measured retrospectively from the date of payment, which the Company can pay without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company's statutory surplus as regards to policyholders at the preceding December 31; or (2) the Company's preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2019 without prior approval of the TDI is $425 million. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2018, 2017 and 2016:

                                                                  Amount
   Date                         Type         Cash or Non-cash  (in millions)
   ----                   ------------------ ----------------  -------------
   2018
      March 27, 2018          Ordinary            Cash             $ 49
      June 26,2018            Ordinary            Cash              100
      September 24,2018       Ordinary            Cash              100
      December 26,2018        Ordinary            Cash              400
   2017
      March 30, 2017      Return of Capital       Cash             $ 23
      March 30, 2017        Extraordinary         Cash                2
      June 29, 2017         Extraordinary         Cash              114
      September 28,2017     Extraordinary         Cash              140
      December 26, 2017     Extraordinary         Cash               90

16. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company's employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent's allocation of the Company's share of expenses from the plans based on participants' earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents information about employee-related costs (expense credits) allocated to the Company:

                                                    Years ended
                                                   December 31,
                                                  ---------------
              (in millions)                       2018  2017 2016
              -------------                       ----  ---- ----
              Defined benefit plans.............. $(10) $(3)  $1

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company's pre-tax expense associated with this plan were $19 million, $18 million and $17 million in 2018, 2017 and 2016, respectively.

Share-based and Deferred Compensation Plans

During 2016 and 2015, certain Company employees were granted performance share units under the AIG Parent 2013 Long Term Incentive Plan that provide them the opportunity to receive shares of AIG Parent common stock base on AIG Parent achieving specified performance goals at the end of a three-year performance period and the employee satisfies service requirements. The Company recognized compensation expense of $8 million per year for 2018 and 2017. The Company recognized compensation expense of $4 million for 2016.

Prior to 2013, some of the Company's officers and key employees were granted restricted stock units and stock appreciation rights that provide for cash settlement linked to the value of AIG Parent common stock if certain requirements were met. The Company did not recognize any expense for unsettled awards during both 2018 and 2017.

17. DEBT

The Company is a member of the FHLB of Dallas.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company's ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company's obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company's liability under advances borrowed.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

                                                             December 31,
                                                             -------------
     (in millions)                                            2018   2017
     -------------                                           ------ ------
     Membership stock - Class B............................. $    7 $    7
     Activity stock.........................................      9     --
     Excess stock...........................................     --      2
                                                             ------ ------
     Total.................................................. $   16 $    9
                                                             ====== ======
     Actual or estimated borrowing capacity as determined
       by the insurer....................................... $2,547 $2,639
                                                             ====== ======

The Company did not hold any Class A at either December 31, 2018 or 2017.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

                                          December 31, 2018 December 31, 2017
                                          ----------------- -----------------
                                          Amortized  Fair   Amortized  Fair
      (in millions)                         Cost     Value    Cost     Value
      -------------                       ---------  -----  ---------  -----
      Amount pledged.....................   $486     $484     $142     $145
      Maximum amount pledged during
        reporting period.................   $488     $478     $170     $173

The Company's borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreement amounts and maximum borrowings from the FHLB:

                                                     December 31,
                                                     ------------
                 (in millions)                       2018   2017
                 -------------                       ----   ----
                 Maximum amount borrowed during
                   reporting period................. $214   $20

While the funding agreements are presented herein to show all amounts received from the FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company's intent is to earn a spread and not to fund operations. There were no advances taken by the Company as debt which were outstanding at December 31, 2018 and 2017.

On February 15, 2018, the Company entered into a funding agreement with FHLB of Dallas in the amount of $209 million for a 10-year term with a floating interest rate.

18. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $206 million and $119 million at December 31, 2018 and 2017, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2018, $134 million are currently expected to expire in 2019 and the remainder by 2020, based on the expected life cycle of the related fund, and the Company's historical funding trends for such commitments.

At December 31, 2018 and 2017, the Company had $281 million and $166 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $163 million are expected to expire in 2019 and the remainder by 2025, based on the expected life cycle of the related loans, and the Company's historical funding trends for such commitments.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2018, the future minimum lease payments under the operating leases are as follows:

                    (in millions)
                    2019............................... $ 3
                    2020...............................   3
                    2021...............................   2
                    2022...............................   3
                    2023...............................   1
                    Remaining years after 2023.........  --
                                                        ---
                    Total.............................. $12
                                                        ===

Rent expense was $3 million at 2018, 2017 and 2016.

Contingencies

Legal Matters

At December 31, 2018, the Company was defending an appeal in respect of a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerns a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. The WV Boards asserted damages in excess of $100,000,000. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal was denied on July 5, 2018, and the WV Boards' motion for reconsideration was denied on November 14, 2018. The WV Boards have not appealed further, and the matter is concluded.

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company had accrued $8 million for these guarantee fund assessments at December 31, 2018 and 2017. The Company had receivables of $3 million at December 31, 2018 and 2017, for expected recoveries against the payment of future premium taxes.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company is not subject to the risk-sharing provisions of the Affordable Care Act.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company's activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions.

The SEC, federal and state lawmakers and state insurance regulators continue their efforts at evaluating what is an appropriate regulatory framework around a standard of care for the sale of investment products and services. For example, on April 18, 2018, the SEC proposed a package of rulemakings and interpretations designed to address the standard of care issues and the transparency of retail investors' relationships with investment advisors and broker-dealers. Additionally, on July 18, 2018, the New York State Department of Financial Services adopted a best interest standard of care regulation applicable to annuity and life transactions through issuance of the First Amendment to Insurance Regulation 187 - Suitability and Best Interests in Life Insurance and Annuity Transactions (Regulation 187). The compliance date for Regulation 187 is August 1, 2019 for annuity products and February 1, 2020 for life products. As amended, Regulation 187 requires producers to act in their client's best interest when making point-of-sale and inforce recommendations, and provide in writing the basis for the recommendation, as well as the facts and analysis to support the recommendation. The amended regulation also imposes additional duties on life insurance companies in relation to these transactions, such as requiring insurers to establish and maintain procedures designed to prevent financial exploitation and abuse. The Company will implement and enhance processes and procedures, where needed, to comply with this regulation. Other states, such as Nevada, Maryland and New Jersey, have also proposed similar standard of care regulations applicable to insurance producers and/or insurance companies. The Company continues to closely follow these proposals and other relevant federal and state-level regulatory and legislative developments in this area. While management cannot predict the long-term impact of these developments on the Company's businesses, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

19. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG Parent formed Fortitude Group Holdings, LLC (Fortitude Holdings) to act as a holding company for Fortitude Re. On November 13, 2018, AIG Parent completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. (Carlyle) (the Fortitude Re Closing). Fortitude Holdings owns 100 percent of the outstanding common shares of Fortitude Re and AIG Parent has an
80.1 percent ownership interest in Fortitude Holdings. In connection with the sale, AIG Parent agreed to certain investment commitment targets into various Carlyle strategies and to certain minimum investment management fee payments within thirty-six months following the Fortitude Re Closing. AIG Parent also will be required to pay a proportionate amount of an agreed make-whole fee to the extent AIG Parent fails to satisfy such investment commitment targets. In connection with the Fortitude Re Closing, the Company's insurance company subsidiaries, AGL and USL, have each also entered into an investment management agreement with a Carlyle affiliate pursuant to which such subsidiary retained the Carlyle affiliate to manage certain assets in its general account investment portfolio.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG's broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $395 million, $413 million and $694 million of pre-tax restructuring and other costs in 2018, 2017 and 2016, respectively, primarily comprised of employee severance charges.

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company's commercial mortgage loans were transferred to special purpose entities, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. The transfer was accounted for as a sale and the Company derecognized the commercial mortgage loans transferred. The beneficial interests in loan-backed and structured securities and equity interests received by the Company were initially recognized at fair value as unaffiliated investments, as these securities are non-recourse to the issuer, and interest and principal payments are dependent upon the cash flows from the underlying unaffiliated mortgage loans.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's Representative Security Account
(RSA).

In each transaction, a portion of the Company's securities were transferred to the RSA of the affiliate, AGL, in exchange for other AGL securities.

Ambrose

During 2012, 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $200 million to $400 million per entity.

American Home Guarantee

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of the agreement, American Home has unconditionally and irrevocably guaranteed insurance policies that the Company issued between March 3, 2003 and December 29, 2006. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for variable products that are subject to the Guarantee.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Affiliated Transactions

The Company purchases or sells securities, at fair market value, to or from affiliates in the ordinary course of business.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, "AIGGRE"), by contributing such interests to three separate real estate investment funds managed by AIGGRE - AIGGRE U.S. Real Estate Fund I, LP ("U.S. Fund I"), AIGGRE U.S. Real Estate Fund II, LP ("U.S. Fund II" and, together with U.S. Fund I, the "U.S. Funds"), and AIGGRE Europe Real Estate Fund I S.C.SP ("Europe Fund I"). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $36 million (representing approximately 3% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $66 million and received a cash payment from the fund of approximately $42 million. In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $108 million (representing approximately 4% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $148.9 million and received a cash payment from the fund of approximately $65.7 million. Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $19.6 million (representing approximately 3% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $19.2 million and received a cash payment from the fund of approximately $6.3 million.

As a result of this transaction, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2018, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $11.9 million, $23.3 million and $8.9 million, respectively.

In December 2018, The USL transferred bonds to the Company, with an aggregate fair market value of $210 million, in exchange for bonds, leveraged loans and cash of equivalent value. These exchanges were intended to better balance investment risks and returns between the Company and this affiliate.

In July 2018, the Company purchased from AGL and USL securities with an aggregate fair market value of $648 million and $29 million, respectively, in exchange for cash.

In February 2018, the Company executed a Modified Coinsurance (ModCo) Agreement with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), an AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. See Note 13 for additional information regarding this reinsurance transaction.

In October 2017, the Company's subsidiary, AIG Home Loan 3, transferred a portfolio of U.S. residential mortgage loans with a carrying value of approximately $165 million to a newly formed special purpose vehicle. The transaction involved securitization of the transferred loans and the special purpose vehicle issued residential mortgage-backed securities. The residential mortgage-backed securities purchased by the Company from the special purpose vehicle are accounted for as non-affiliated securities and are valued and reported in accordance with the designation assigned by the NAIC Securities Valuation Office and SSAP 43 - Revised - Loan-Backed and Structured Securities.

In May 2017, the Company's wholly owned subsidiary, AIG Home Loan 3, LLC, transferred certain residential mortgage loans (RMLs) to the Company as a return of capital distribution. The RMLs were recorded by the Company in the amount of $525 million, which was the loans' adjusted carrying value at the time of transfer. Prior to the transfer, the RMLs were indirectly owned by the Company through its investment in AIG Home Loan 3, LLC, which was reported on Schedule BA. After the transfer, the RMLs are directly owned by the Company and reported as Schedule B assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


In February 2017, the Company purchased commercial mortgage loans from certain affiliated AIG domestic property casualty insurance companies for initial cash consideration totaling approximately $197 million, based on the outstanding principal balance of each loan, which was ultimately trued up to fair value based on underlying property appraisals and valuations.

In January and February 2017, the Company purchased investment grade private placement bonds from certain affiliated AIG domestic property casualty insurance companies, at fair market value, for cash consideration totaling approximately $220 million.

On September 27, 2016, the Company purchased securities from its affiliate AGL, at fair market value, for total cash consideration of $508 million.

During 2016, the Company transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling $421 million, as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company's maximum borrowing limit being $500 million.

At December 31, 2018 and 2017, the Company did not have any amounts outstanding under the facility.

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company's investments in non-insurance SCA entities as of December 31, 2018:

                                                        Admitted
                                    Gross  Non-admitted  Asset    Date of NAIC
(in millions)                       Amount    Amount     Amount      Filing
-------------                       ------ ------------ -------- --------------
VALIC Finl Advisors Inc............  $ 88      $88        $--    April 30, 2018
AIG Home Loan 3, LLC...............    77       --         77    Not Applicable
Selkirk No. 2 Investments..........    12       --         12    Not Applicable
Selkirk No. 3V Investments.........     2       --          2    Not Applicable
                                     ----      ---        ---
Total..............................  $179      $88        $91
                                     ====      ===        ===

Operating Agreements

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $332 million, $291 million and $270 million as part of the cost sharing expenses attributed to the Company but incurred by AIG Parent and affiliates in 2018, 2017 and 2016, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Pursuant to an amended and restated investment advisory agreement, the majority of the Company's invested assets are managed by an affiliate. The investment management fees incurred were $38 million, $38 million and $36 million in 2018, 2017 and 2016 respectively.

20. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 22, 2019, the date the financial statements were issued.

In January 2019, VALIC and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP ("U.S. Fund III"), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $296 million, which represents approximately 19.7% equity interests in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $63.6 million and received a cash payment of approximately $16.8 million. The Company's unfunded capital commitment to U.S. Fund III at January 2, 2019, upon the closing of U.S. Fund III, was approximately $249.2 million.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


21. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES
HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2018 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

  (in thousands)
                     Amortized
                       Cost                                                       Date of
                      Before                                                     Financial
                      Current  Present Value of            Amortized  Fair Value Statement
                      Period    Projected Cash  Recognized Cost After at Time of   Where
CUSIP                  OTTI         Flows          OTTI       OTTI       OTTI    Reported
-----                --------- ---------------- ---------- ---------- ---------- ----------
43710EAD2........... $  1,138  $         1,113   $    25    $  1,113   $  1,077   3/31/2018
65538DAA3...........    7,898            7,704       194       7,704      7,067   3/31/2018
                     --------  ---------------   -------    --------   --------
Quarterly Total..... $  9,036  $         8,817   $   219    $  8,817   $  8,144
                     ========  ===============   =======    ========   ========
94983KAA7........... $ 43,897  $        43,820   $    77    $ 43,820   $ 43,130   6/30/2018
88522EAC7...........    5,368            5,117       251       5,117      5,343   6/30/2018
15132EFM5...........      323              219       104         219        109   6/30/2018
007036UQ7...........    2,693            2,610        83       2,610      2,630   6/30/2018
452550AB2...........    8,927            8,856        71       8,856      8,919   6/30/2018
69371VBH9...........    1,043            1,004        39       1,004      1,036   6/30/2018
                     --------  ---------------   -------    --------   --------
Quarterly Total..... $ 62,251  $        61,626   $   625    $ 61,626   $ 61,167
                     ========  ===============   =======    ========   ========
264407AA5........... $ 15,582  $        13,465   $ 2,117    $ 13,465   $ 12,110   9/30/2018
52109PAJ4...........   19,048           13,958     5,090      13,958     14,055   9/30/2018
22541QYX4...........      319               40       279          40        221   9/30/2018
45669BAA0...........    7,733            5,646     2,087       5,646      7,692   9/30/2018
02660TCH4...........   19,344           19,077       267      19,077     19,093   9/30/2018
225470UK7...........    4,890            4,736       154       4,736      4,873   9/30/2018
761118LK2...........    5,325            5,300        25       5,300      5,207   9/30/2018
161546DU7...........    1,356            1,352         4       1,352      1,344   9/30/2018
12669DVU9...........      797              705        92         705        512   9/30/2018
55265K3E7...........    1,017            1,009         8       1,009      1,016   9/30/2018
12652CBB4...........    5,170            5,163         7       5,163      4,890   9/30/2018
12652CBC2...........    1,778            1,772         6       1,772      1,720   9/30/2018
                     --------  ---------------   -------    --------   --------
Quarterly Total..... $ 82,359  $        72,223   $10,136    $ 72,223   $ 72,733
                     ========  ===============   =======    ========   ========
45254NQX8........... $ 14,825  $        14,620   $   205    $ 14,620   $ 13,305  12/31/2018
86360QAA3...........   77,943           76,738     1,205      76,738     76,095  12/31/2018
933634AG2...........    3,658            3,650         8       3,650      3,621  12/31/2018
12637HAP3...........   31,073           30,879       194      30,879     29,310  12/31/2018
855541AC2...........   10,256           10,093       163      10,093     10,106  12/31/2018
46628FAN1...........    1,049              642       407         642      1,023  12/31/2018
12669DPS1...........      867              683       184         683        471  12/31/2018
22541QR87...........    1,669            1,554       115       1,554      1,311  12/31/2018
151314GG0...........    1,570            1,564         6       1,564      1,516  12/31/2018
760985TN1...........    1,019            1,015         4       1,015        978  12/31/2018
12669FK85...........      646              564        82         564        447  12/31/2018
126694JT6...........    4,719            4,628        91       4,628      4,708  12/31/2018
126670QT8...........   80,853           80,455       398      80,455     79,776  12/31/2018
16163HAE1...........    2,890            2,528       362       2,528      2,688  12/31/2018
05946XR62...........    2,726            2,700        26       2,700      2,697  12/31/2018
12641NBA6...........   13,332           12,705       627      12,705     13,196  12/31/2018
92922F5W4...........    2,894            2,889         5       2,889      2,862  12/31/2018
693680BG4...........    1,686            1,673        13       1,673      1,569  12/31/2018
225458X29...........      935              886        49         886        923  12/31/2018
                     --------  ---------------   -------    --------   --------
Quarterly Total..... $254,610  $       250,466   $ 4,144    $250,466   $246,602
                     ========  ===============   =======    ========   ========
                                Year-end total   $15,124
                                                 =======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Structured Notes

The following table presents the structured notes held by the Company at December 31, 2018:

                 (in thousands)
                                                       Book/
                                                      Adjusted
                                   Actual             Carrying
                 CUSIP              Cost   Fair Value  Value
                 -----            -------- ---------- --------
                    03350FAA4.... $    506  $    448  $    505
                    05565AAB9....    4,120     4,080     4,114
                    05954TAJ0....      723       719       703
                    06051GGM5....   73,091    68,493    73,036
                    111021AE1....    5,940     5,410     5,521
                    13643EAA3....    5,446     5,727     5,286
                    21987DAB0....   15,479    14,963    15,391
                    225401AF5....    9,000     8,373     9,000
                    23311PAA8....      642       579       642
                    25156PAC7....    5,570     5,217     5,214
                    30711XCL6/*/.   10,500    12,034    10,500
                    61744YAP3....   11,000    10,525    11,000
                    35177PAL1....    3,779     3,792     3,562
                    38148YAA6....   25,061    23,002    25,085
                    46647PAJ5....   58,353    52,675    58,339
                    46647PAL0....    9,696     9,294     9,702
                    539439AQ2....   19,000    16,901    19,000
                    59156RAP3....      114       113       114
                    61744YAK4....    7,000     6,619     7,000
                    61744YAL2....   42,064    38,273    42,061
                    337358BH7....   10,589    10,419    10,504
                    726503AE5....      411       360       411
                    780097BG5....    6,000     5,727     6,000
                    78009PEH0....   25,000    24,107    25,000
                    80928HAA1....      755       749       755
                    912810FH6....      254       352       276
                    984121CQ4....      703       711       704
                    G2214RAE1....    1,596     1,552     1,571
                    M88269TJ0....    1,443       764       933
                                  --------  --------  --------
                 Total........... $353,835  $331,978  $351,929
                                  ========  ========  ========

* Structured notes held by the Company that are defined as a Mortgage-Referenced Security by the IAO.

                           Supplemental Information

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

                                                                             December 31,
(in millions)                                                                    2018
-------------                                                                ------------
Investment income earned:
   Government bonds.........................................................   $    25
   Bonds exempt from U.S. tax...............................................        --
   Other bonds (unaffiliated)...............................................     1,743
   Bonds of affiliates......................................................        --
   Preferred stocks (unaffiliated)..........................................         2
   Common stocks (unaffiliated).............................................        --
   Common stocks of affiliates..............................................        30
   Cash and short-term investments..........................................         2
   Mortgage loans...........................................................       297
   Real estate..............................................................         8
   Contract loans...........................................................        31
   Other invested assets....................................................        61
   Derivative instruments...................................................        56
   Miscellaneous income.....................................................         4
                                                                               -------
Gross investment income.....................................................   $ 2,259
                                                                               =======
Real estate owned - book value less encumbrances............................   $    29
                                                                               -------
Mortgage loans - book value:
   Commercial mortgages.....................................................   $ 6,069
   Residential mortgages....................................................       571
   Mezzanine loans..........................................................        10
                                                                               -------
Total mortgage loans........................................................   $ 6,650
                                                                               =======
Mortgage loans by standing - book value:
   Good standing............................................................   $ 6,650
   Good standing with restructured terms....................................        --
   Interest overdue more than 90 days, not in foreclosure...................        --
   Foreclosure in process...................................................        --
                                                                               -------
Total mortgage loans........................................................   $ 6,650
                                                                               =======
Partnerships - statement value..............................................   $    --
                                                                               -------
Bonds and stocks of parents, subsidiaries and affiliates - statement value:
   Bonds....................................................................   $    --
   Common stocks............................................................        --
                                                                               -------
Bonds and short-term investments by class and maturity:
   Bonds and short-term investments by maturity - statement value:
   Due within one year or less..............................................   $ 2,286
   Over 1 year through 5 years..............................................    10,197
   Over 5 years through 10 years............................................    12,937
   Over 10 years through 20 years...........................................     7,033
   Over 20 years............................................................     3,368
                                                                               -------
   Total maturity...........................................................   $35,821
                                                                               =======
   Bonds and short-term investments by class - statement value:
       Class 1..............................................................   $20,677
       Class 2..............................................................    12,223
       Class 3..............................................................     1,292
       Class 4..............................................................     1,114
       Class 5..............................................................       432
       Class 6..............................................................        83
                                                                               -------
   Total by class...........................................................   $35,821
                                                                               =======
   Total bonds and short-term investments publicly traded...................   $20,843
   Total bonds and short-term investments privately placed..................    14,978
                                                                               =======
   Preferred stocks - statement value.......................................   $    41
   Common stocks - market value.............................................        21
   Short-term investments - book value......................................        46
   Options, caps and floors owned - statement value.........................       100
   Collar, swap and forward agreements open - statement value...............       114
   Futures contracts open - current value...................................        (2)
   Cash on deposit..........................................................       119

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

                                                             December 31,
      (in millions)                                              2018
      -------------                                          ------------
      Life insurance in-force:
         Industrial.........................................        --
         Ordinary...........................................   $     2
         Credit.............................................        --
         Group..............................................        --

      Amount of accidental death insurance in-force
        under ordinary policies.............................        --

      Life insurance policies with disability
        provisions in-force:
         Industrial.........................................        --
         Ordinary...........................................        --
         Group life.........................................        --

      Supplementary contracts in-force:
         Ordinary - not involving life contingencies:
             Amount on deposit..............................        26
             Income payable.................................        --

         Ordinary - involving life contingencies:
             Amount on deposit..............................       329
             Income payable.................................        --
                                                               =======
      Annuities:
         Ordinary:
             Immediate - amount of income payable...........   $    20
             Deferred, fully paid - account balance.........    22,786
             Deferred, not fully paid - account balance.....        --

         Group:
             Amount of income payable.......................        14
             Fully paid - account balance...................    17,917
             Not fully paid - account balance...............        --
                                                               =======
      Accident and health insurance - premiums in-force:
         Other..............................................   $    --
         Group..............................................        --
         Credit.............................................        --
                                                               =======
      Deposit funds and dividend accumulations:
         Deposit funds - account balance....................   $    --
         Dividend accumulations - account balance...........        --
                                                               =======
      Claim payments in 2018:
         Group accident & health:
             2018...........................................   $    --
             2017...........................................        --
             2016...........................................        --
             2015...........................................        --
             2014...........................................        --
             Prior..........................................        --

         Other accident & health:
             2018...........................................        --
             2017...........................................        --
             2016...........................................        --
             2015...........................................        --
             2014...........................................        --
             Prior..........................................        --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2018
(in millions)

1. The Company's total admitted assets as of December 31, 2018 are $78.5 billion.

The Company's total admitted assets, excluding separate accounts, as of December 31, 2018 are $46.0 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

                                                                         Percentage
                                                                          of Total
                                                                          Admitted
Issuer                                   Description of Exposure  Amount   Assets
------                                   -----------------------  ------ ----------
a. The Ambrose Financial Group Inc......         BONDS             $873     1.90%
b. Ambrose 2013-4.......................         BONDS              858     1.90
c. JPMORGAN CHASE.......................         BONDS              473     1.00
d. WELLS FARGO..........................         BONDS              447     1.00
e. Comm Mortgage Trust..................         BONDS              380     0.80
f. Morgan Stanley.......................         BONDS              308     0.70
g. Varagon Sdlp Senior Note Trust.......         BONDS              278     0.60
h. Citigroup............................         BONDS              207     0.50
i. Morgan Stanley Bank of America
  Merrill Lynch Trust...................         BONDS              176     0.40
j. California, State of.................         BONDS              168     0.40

3. The Company's total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

   Bonds and Short-Term Investments                 Preferred Stocks
--------------------------------------   -------------------------------------
                     Percentage of Total                    Percentage of Total
NAIC Rating  Amount    Admitted Assets   NAIC Rating Amount   Admitted Assets
-----------  ------- ------------------- ----------- ------ -------------------
 NAIC - 1... $20,677        45.00%        P/RP - 1    $ 8            --%
 NAIC - 2...  12,223        26.60         P/RP - 2     27          0.10
 NAIC - 3...   1,292         2.80         P/RP - 3     --            --
 NAIC - 4...   1,114         2.40         P/RP - 4     --            --
 NAIC - 5...     432         0.90         P/RP - 5      6            --
 NAIC - 6...      83         0.20         P/RP - 6     --            --

4. Assets held in foreign investments:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. Total admitted assets held in
               foreign investments.............. $9,551   20.80%
             b. Foreign currency denominated
               investments......................  2,185    4.80
             c. Insurance liabilities
               denominated in that same foreign
               currency.........................     --      --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)


5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. Countries rated NAIC - 1........ $8,274   18.00%
             b. Countries rated NAIC - 2........    952    2.10
             c. Countries rated NAIC - 3 or
               below............................    325    0.70

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                         Percentage
                                                          of Total
                                                          Admitted
                                                  Amount   Assets
                                                  ------ ----------
            a. Countries rated NAIC - 1
               Country 1: United Kingdom......... $3,066    6.70%
               Country 2: Australia..............  1,413    3.10
            b. Countries rated NAIC - 2
               Country 1: Mexico.................    192    0.40
               Country 2: Peru...................    107    0.20
            c. Countries rated NAIC - 3 or below
               Country 1: Brazil.................    111    0.20
               Country 2: South Africa...........     92    0.20

7. Aggregate unhedged foreign currency exposure:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             Aggregate unhedged foreign
               currency exposure................ $2,189    4.80%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. Countries rated NAIC - 1........ $2,176    4.70%
             b. Countries rated NAIC - 2........      5      --
             c. Countries rated NAIC - 3 or
               below............................      7      --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)


9. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                         Percentage
                                                          of Total
                                                          Admitted
                                                  Amount   Assets
                                                  ------ ----------
            a. Countries rated NAIC - 1
               Country 1: United Kingdom......... $1,149    2.50%
               Country 2: Ireland................    315    0.70
            b. Countries rated NAIC - 2
               Country 1: Peru...................      2      --
               Country 2: Mexico.................      2      --
            c. Countries rated NAIC - 3 or below
               Country 1: Turkey.................      3      --
               Country 2: Brazil.................      2      --

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

                                                                 Percentage
                                                                  of Total
                                                                  Admitted
                                             NAIC Rating  Amount   Assets
                                             -----------  ------ ----------
    a. PegasusLife Development Limited...... COMMERCIAL
                                             MORTGAGE
                                             LOAN          $153     0.30%
    b. Silverstone Master Issuer PLC........ NAIC 1         106     0.20
    c. JIB Group Limited.................... NAIC 2         101     0.20
    d. SWAN FUNDING 2 LIMITED............... NAIC 1         100     0.20
    e. DEXUS Funds Management Limited....... NAIC 1          96     0.20
    f. GS LONDON PORTFOLIO II UNIT TRUST.... COMMERCIAL
                                             MORTGAGE
                                             LOAN            94     0.20
    g. Cooperatieve Rabobank U.A............ NAIC 1/2        89     0.20
    h. DV4 EADON CO. LIMITED................ COMMERCIAL
                                             MORTGAGE
                                             LOAN            88     0.20
    i. Compass Group PLC.................... NAIC 1          83     0.20
    j. Fosse Master Issuer PLC.............. NAIC 1          80     0.20

11. Assets held in Canadian investments are less than 2.5% of the reporting entity's total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company's total admitted assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)


13. The Company's admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. VALIC Financial Advisors, Inc...  $88      0.20%
             b. AIG Home Loan 3 LLC.............   77      0.20
             c. Marina..........................   76      0.20
             d. TIGER GLOBAL....................   70      0.20
             e. Metropark Investor LLC..........   59      0.10
             f. AIGGRE U.S. Real Estate Fund II
               LP...............................   53      0.10
             g. Bayshore Shopping Center
               Investor LLC.....................   51      0.10
             h. Two Creeks Capital Partners LP..   29      0.10
             i. Beehive.........................   29      0.10
             j. Centaur Funding Corporation.....   28      0.10

14. Assets held in nonaffiliated, privately placed equities:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             Aggregate statement value of
               investment held in
               nonaffiliated, privately placed
               equities:........................  $175     0.40%
             Largest three investments held in
               nonaffiliated, privately placed
               equities:
             a. Marina..........................  $ 76     0.20
             b. TIGER GLOBAL....................    70     0.20
             c. Two Creeks Capital Partners LP..    29     0.10

15. Assets held in general partnership interests are less than 2.5 percent of the Company's total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. COMMERCIAL MORTGAGE LOAN, Loan
               No. 5555060, GBR.................  $124     0.30%
             b. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002626, NY..................   123     0.30
             c. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002642, FL..................   100     0.20
             d. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002507, NY..................    99     0.20
             e. COMMERCIAL MORTGAGE LOAN, Loan
               No. 5555143, GBR.................    95     0.20
             f. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002282, HI..................    93     0.20
             g. COMMERCIAL MORTGAGE LOAN, Loan
               No. 5555143, GBR.................    88     0.20
             h. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002587, NY..................    85     0.20
             i. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002157, NY..................    85     0.20
             j. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002538, CA..................    81     0.20

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)


Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. Construction loans..............  $34      0.10%
             b. Mortgage loans over 90 days
               past due.........................   --        --
             c. Mortgage loans in the process
               of foreclosure...................   --        --
             d. Mortgage loans foreclosed.......   --        --
             e. Restructured mortgage loans.....   --        --

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                            Residential       Commercial       Agricultural
                                         ----------------  ----------------  ----------------
                                                Percentage        Percentage        Percentage
                                                 of Total          of Total          of Total
                                                 Admitted          Admitted          Admitted
Loan-to-Value                            Amount   Assets   Amount   Assets   Amount   Assets
-------------                            ------ ---------- ------ ---------- ------ ----------
a. above 95%............................  $ --       --%   $    1      --%    $--       --%
b. 91% to 95%...........................     5       --        --      --      --       --
c. 81% to 90%...........................   172     0.40        --      --      --       --
d. 71% to 80%...........................   233     0.50       234    0.50      --       --
e. below 70%............................   160     0.30     5,795   12.60      --       --

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than
2.5 percent of the Company's total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company's total admitted assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)


20. The Company's total admitted assets subject to the following types of agreements as of the following dates:

                                                                                            Unaudited At End of Each
                                                                                                    Quarter
                                                                                            -----------------------
                                                                                              1st      2nd     3rd
                                                                             At Year-End    Quarter  Quarter Quarter
                                                                          ----------------  -------  ------- -------
                                                                                 Percentage
                                                                                  of Total
                                                                                  Admitted
                                                                          Amount   Assets   Amount   Amount  Amount
                                                                          ------ ---------- -------  ------- -------
a. Securities lending (do not include assets held as collateral for such
  transactions)..........................................................  $359     0.80%    $455     $309    $284
b. Repurchase agreements.................................................    41     0.10       17       34      48
c. Reverse repurchase agreements.........................................    --       --       --       --      --
d. Dollar repurchase agreements..........................................    --       --       --       --      --
e. Dollar reverse repurchase agreements..................................    --       --       --       --      --

21. The Company's potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

                                                 Owned            Written
                                           ----------------  ----------------
                                                  Percentage        Percentage
                                                   of Total          of Total
                                                   Admitted          Admitted
                                           Amount   Assets   Amount   Assets
                                           ------ ---------- ------ ----------
  a. Hedging..............................  $--       --%     $--       --%
  b. Income generation....................   --       --       --       --
  c. Other................................   --       --       --       --

22. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

                                                       Unaudited At End of Each
                                                               Quarter
                                                       -----------------------
                                                         1st      2nd     3rd
                                        At Year-End    Quarter  Quarter Quarter
                                     ----------------  -------  ------- -------
                                            Percentage
                                             of Total
                                             Admitted
                                     Amount   Assets   Amount   Amount  Amount
                                     ------ ---------- -------  ------- -------
 a. Hedging.........................  $66      0.10%     $58      $64     $66
 b. Income generation...............   --        --       --       --      --
 c. Replications....................   --        --       --       --      --
 d. Other...........................   --        --       --       --      --

23. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

                                                       Unaudited At End of Each
                                                               Quarter
                                                       -----------------------
                                                         1st      2nd     3rd
                                        At Year-End    Quarter  Quarter Quarter
                                     ----------------  -------  ------- -------
                                            Percentage
                                             of Total
                                             Admitted
                                     Amount   Assets   Amount   Amount  Amount
                                     ------ ---------- -------  ------- -------
 a. Hedging.........................  $--       --%      $22      $25     $--
 b. Income generation...............   --       --        --       --      --
 c. Replications....................   --       --        --       --      --
 d. Other...........................   --       --        --       --      --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2018

                                                                       Gross Investment  Admitted Assets as Reported in the Annual
                                                                           Holdings                    Statement
(in millions)                                                         -----------------  ----------------------------------------
                                                                                                  Securities
                                                                                                   Lending
                                                                                                  Reinvested
                                                                                                  Collateral  Total
Investment Categories                                                 Amount  Percentage Amount     Amount    Amount   Percentage
---------------------                                                 ------- ---------- -------  ----------  -------  ----------
Bonds:
   U.S. treasury securities.......................................... $   259     0.6%   $   259     $--      $   259      0.6%

   U.S. government agency obligations (excluding mortgage-
     backed securities):
       Issued by U.S. government agencies............................      --      --         --      --           --       --
       Issued by U.S. government sponsored agencies..................      30     0.1         30      --           30      0.1

   Non-U.S. government (including Canada, excluding
     mortgage- backed securities)....................................   1,191     2.7      1,191      --        1,191      2.7

   Securities issued by states, territories and possessions and political subdivisions in the U.S.:
       States, territories and possessions general obligations.......     255     0.6        255      --          255      0.6
       Political subdivisions of states, territories and
         possessions and political subdivisions general
         obligations.................................................     168     0.4        168      --          168      0.4
       Revenue and assessment obligations............................   1,278     2.8      1,278      --        1,278      2.8
       Industrial development and similar obligations................       7      --          7      --            7       --

   Mortgage-backed securities (includes residential and
     commercial MBS):
       Pass-through securities:
          Issued or guaranteed by GNMA...............................      --      --         --      --           --       --
          Issued or guaranteed by FNMA and FHLMC.....................     797     1.8        797      --          797      1.8
          All other..................................................   1,332     3.0      1,332      --        1,332      3.0
       CMOs and REMICs:
          Issued or guaranteed by GNMA, FNMA, FHLMC
            or VA....................................................   1,962     4.4      1,962      --        1,962      4.4
          Issued by non-U.S. Government issuers and
            collateralized by mortgage-based securities
            issued or guaranteed by agencies shown in Line
            1.521....................................................      --      --         --      --           --       --
          All other..................................................   4,669    10.4      4,669      --        4,669     10.4

   Other debt and other fixed income securities (excluding short-
     term):
       Unaffiliated domestic securities (includes credit tenant
         loans and hybrid securities)................................  15,294    34.1     15,294      --       15,294     34.1
       Unaffiliated non-U.S. securities (including Canada)...........   8,533    19.0      8,533      --        8,533     19.0
       Affiliated securities.........................................      --      --         --      --           --       --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE (Continued)
DECEMBER 31, 2018


                                                                      Gross Investment  Admitted Assets as Reported in the Annual
                                                                          Holdings                    Statement
(in millions)                                                        -----------------  ----------------------------------------
                                                                                                 Securities
                                                                                                  Lending
                                                                                                 Reinvested
                                                                                                 Collateral  Total
Investment Categories                                                Amount  Percentage Amount     Amount    Amount   Percentage
---------------------                                                ------- ---------- -------  ----------  -------  ----------
Equity interests:
   Investments in mutual funds...................................... $    --      --%   $    --     $ --     $    --       --%

   Preferred stocks:
       Affiliated...................................................      --      --         --       --          --       --
       Unaffiliated.................................................      41     0.1         41       --          41      0.1

   Publicly traded equity securities (excluding preferred stocks):

       Affiliated...................................................      --      --         --       --          --       --
       Unaffiliated.................................................      17      --         17       --          17       --

   Other equity securities:
       Affiliated...................................................      --      --         --       --          --       --
       Unaffiliated.................................................       4      --          4       --           4       --

   Other equity interests including tangible personal property under lease:
       Affiliated...................................................      --      --         --       --          --       --
       Unaffiliated.................................................      --      --         --       --          --       --

Mortgage loans:
   Construction and land development................................     380     0.8        380       --         380      0.8
   Agricultural.....................................................      --      --         --       --          --       --
   Single family residential properties.............................     571     1.3        571       --         571      1.3
   Multifamily residential properties...............................   1,585     3.5      1,585       --       1,585      3.5
   Commercial loans.................................................   4,054     9.0      4,054       --       4,054      9.0
   Mezzanine real estate loans......................................      11      --         11       --          11       --

Real estate investments:
   Property occupied by company.....................................       4      --          4       --           4       --
   Property held for production of income (includes $0 million
     of property acquired in satisfaction of debt)..................      --      --         --       --          --       --
   Property held for sale (includes $25 million of property
     acquired in satisfaction of debt)..............................      25     0.1         25       --          25      0.1
Contract loans......................................................     609     1.4        609       --         609      1.4
Derivatives.........................................................     213     0.5        213       --         213      0.5
Receivables for securities..........................................      79     0.2         79       --          79      0.2
Securities lending reinvested collateral assets.....................     354     0.8        354      XXX         XXX      XXX
Cash, cash equivalents and short-term investments...................     189     0.4        189      354         543      1.2
Other invested assets...............................................     883     2.0        883       --         883      2.0
                                                                     -------   -----    -------     ----     -------    -----
Total invested assets............................................... $44,794   100.0%   $44,794     $354     $44,794    100.0%
                                                                     =======   =====    =======     ====     =======    =====

                          PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

The following financial statements are included in Part B of this Registration
Statement:


      - The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2018 and for each of the two years in the period ended December 31, 2018.

      - The Audited Statutory Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018.


(b)  Exhibits



(1)    (a)       Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at
                 its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance
                 Company Separate Account A....................................................................... 1
(1)    (b)       Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of
                 Executive Committee of The Variable Annuity Life Insurance Company Board of Directors............ 8
(2)    Not Applicable.
(3)    (a)       Distribution Agreement between The Variable Annuity Life Insurance Company, The Variable
                 Annuity Life Insurance Company Separate Account A and AIG Capital Services, Inc. effective
                 December 31, 2018................................................................................ Filed herewith
(4)    (a)       Specimen Individual Annuity Contract. (Form UIT-194)............................................. 1
(4)    (b)       Specimen Group Annuity Contract. (Form UITG-194)................................................. 1
(4)    (c)       Specimen Individual Non-Qualified Annuity Contract. (Form UITN-194).............................. 1
(4)    (d)       Specimen Certificate of Participation under Group Annuity Contract (Form UITG-194P).............. 1
(4)    (e)       Specimen Individual Retirement Account Annuity Contract. (Form UIT-IRA-194)...................... 1
(4)    (f)       Specimen Simplified Employee Pension Contract (Form UIT-SEP-194)................................. 1
(4)    (g)       Specimen Endorsement to Group Annuity Contract or Certificate of Participation under Group
                 Annuity Contract. (Form UITG-194-RSAC), effective upon issuance.................................. 3
(4)    (h)       Specimen SIMPLE Individual Retirement Annuity Contract (Form UIT-SIMPLE-897)..................... 4
(4)    (i)       Specimen Portfolio Director Endorsement to Individual Annuity Contract (Form IPD-798)............ 4
(4)    (j)       Specimen Portfolio Director Individual Retirement Annuity (IRA) Endorsement to Individual
                 Retirement Account Annuity Contract (Form IPDIRA-798)............................................ 4
(4)    (k)       Specimen Portfolio Director Non-Qualified Deferred Annuity (NQDA) Endorsement to
                 Individual Non-Qualified Annuity Contract (Form IPDN-798)........................................ 4
(4)    (l)       Specimen Economic Growth and Tax Relief Reconciliation Act ("EGTRRA") Retirement Plan
                 Annuity Contract Endorsement (Form EGTR-302)..................................................... 8
(4)    (m)       Specimen EGTRRA Individual Retirement Annuity Endorsement (Form EGTRIRA 802)..................... 8
(4)    (n)       Specimen EGTRRA Roth Individual Retirement Annuity Endorsement (Form
                 ROTHEGTR-802).................................................................................... 8
(4)    (o)       Form of Guaranteed Minimum Withdrawal Benefit Endorsement........................................ 9
(4)    (p)       Form of Premium Enhancement Credit Endorsement on First-Year Contributions....................... 12
(4)    (q)       Form of Premium Enhancement Credit Endorsement on Eligible Deposits.............................. 12
(4)    (r)       Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement............................... 14
(4)    (s)       Death Benefit Endorsement........................................................................ 15
(4)    (t)       Guaranteed Minimum Withdrawal Benefit Endorsement (Extension Offer).............................. 19
(5)    (a)(i)    Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed
                 and Variable Annuity for use with all plan types except Individual Retirement Annuities
                 (IRA), Simplified Employee Pension Plan (SEP), and Non-Qualified Deferred Annuities
                 (NQDA)........................................................................................... 8
(5)    (a)(ii)   Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed
                 and Variable Annuity for use with Individual Retirement Annuities (IRA), Simplified
                 Employee Pension Plans (SEP), and Non-Qualified Deferred Annuities (NQDA)........................ 8
(5)    (b)       Specimen Group Master Application................................................................ 8
(6)    (a)       Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life
                 Insurance Company, effective as of April 28, 1989................................................ 1
(6)    (b)       Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The
                 Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective
                 March 28, 1990................................................................................... 1





(6)      (c)     Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as
                 amended through August 3, 2006.............................................................. 10
(7)      Not Applicable.
(8)      (a)(i)  (A) Participation Agreement between The Variable Annuity Life Insurance Company and
                 Vanguard Group, Inc......................................................................... 5
                 (B) Amendment No. 1 to Participation Agreement between The Variable Annuity Life
                 Insurance Company and The Vanguard Group, Inc., effective July 17, 1998..................... 6
(8)      (b)(i)  Participation Agreement between The Variable Annuity Life Insurance Company, Ariel
                 Investment Trust and Ariel Distributors, Inc. dated November 7, 2000........................ 7
(8)      (b)(ii) Administrative Services Agreement between The Variable Annuity Life Insurance Company and Ariel Distributors, Inc................................................................. 7
(8)      (c)(i)  Participation Agreement among The Variable Annuity Life Insurance Company, Forum Funds
                 and Holland Capital Management LLC dated as of January 28, 2010............................. 13
(8)      (c)(ii) Administrative Services Agreement between The Variable Annuity Life Insurance Company and Holland Capital Management, L.P. dated November 1, 2000................................. 7
(8)      (d)(i)  Participation Agreement among Invesco Distributors, Inc. and The Variable Annuity Life
                 Insurance Company dated as of November 1, 2011.............................................. 16
(8)      (d)(ii) Administrative Services Agreement between Invesco Distributors, Inc., Invesco Investment
                 Services, Inc., The Variable Annuity Life Insurance Company and American General
                 Distributors, Inc. dated as of November 1, 2011............................................. 16
(8)      (e)(i)  (A) Participation Agreement among American Beacon Funds, American Beacon Advisors,
                 Inc. and The Variable Annuity Life Insurance Company dated as of March 23, 2012............. 17
                 (B) Amendment to Participation Agreement among American Beacon Funds, American
                 Beacon Advisors, Inc. and The Variable Annuity Life Insurance Company, effective
                 December 15, 2017........................................................................... 20
(8)      (e)(ii) (A) Administrative Services Agreement among American Beacon Funds, American Beacon
                 Advisors, Inc. and The Variable Annuity Life Insurance Company dated as of March 23,
                 2012........................................................................................ 17
                 (B) Amendment to Administrative Services Agreement among American Beacon Funds,
                 American Beacon Advisors, Inc. and The Variable Annuity Life Insurance Company, effective
                 December 15, 2017........................................................................... 20
(8)      (f)     Participation Agreement between The Variable Annuity Life Insurance Company and T. Rowe
                 Price Retirement Funds, Inc. and T. Rowe Price Associates, Inc.............................. 18
(8)      (g)     Administrative Services Agreement between The Variable Annuity Life Insurance Company and T. Rowe Price Retirement Funds, Inc. and T. Rowe Price Associates, Inc.................. 18
(9)      Opinion of Counsel and Consent of Depositor......................................................... 11
(10)     Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP.............. Filed herewith
(11)     Not Applicable.
(12)     Not Applicable.
(13)     Calculation of standard and nonstandard performance information..................................... 3
(14)     (a)     Power of Attorney -- The Variable Annuity Life Insurance Company............................ Filed herewith
(15)     Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions............................................................................. 1


--------
1 Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No. 0000950129-96-000265.


2 Intentionally Omitted.


3 Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997, Accession No. 0000950129-97-005374.

4 Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998, Accession No. 0000950129-98-005074.

5 Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No. 0000950129-96-001391.

6 Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on September 1, 1998, Accession No. 0000950129-98-003727.

7 Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000, Accession No. 0000950129-00-005232.

8 Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on April 30, 2003, Accession No. 0000899243-03-000987.

9 Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 2006, Accession No. 0000354912-06-000020.

10 Incorporated by reference to Initial Form N-4 Registration Statement (File
  No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, Accession No.
  0001193125-06-206012.

11 Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 15, 2006, Accession No. 0001193125-06-254482.

12 Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 25, 2007, Accession No. 0000354912-07-000021.

13 Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2010, Accession No. 0001193125-10-101439.

14 Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 17, 2011, Accession No. 0001193125-11-039089.

15 Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2011, Accession No. 0001193125-11-118987.

16 Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 1, 2011, Accession No. 0001193125-11-290526.

17 Incorporated by reference to Post-Effective Amendment No. 16 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2012, Accession No. 0001193125-12-194923.

18 Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 2014, Accession No. 0001193125-14-452183.

19 Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2016, Accession No. 0001193125-16-569452.


20 Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2018. Accession No. 0001193125-18-143409.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.



NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Kevin T. Hogan (3)                                 Director, Chairman of the Board and President
Jana W. Greer (1)                                  Director and Chief Executive Officer
Katherine A. Anderson                              Director, Senior Vice President and Chief Risk Officer
Thomas J. Diemer                                   Director, Executive Vice President and Chief Financial Officer
Michael P. Harwood                                 Director, Senior Vice President, Chief Actuary and Corporate
                                                   Illustration Actuary
Stephen A. Maginn (1)                              Director, Senior Vice President and Chief Distribution Officer
Craig A. Sabal (4)                                 Director, Senior Vice President and Chief Investment Officer
Robert J. Scheinerman                              President, Group Retirement
Glenn R. Harris                                    Executive Vice President
Eric S. Levy                                       Executive Vice President
Don W. Cummings (2)                                Director, Senior Vice President and Controller
William C. Kolbert (5)                             Senior Vice President and Business Information Officer
Kyle L. Jennings                                   Senior Vice President and Chief Compliance Officer
Sabyasachi Ray (3)                                 Senior Vice President and Chief Operating Officer
Christine A. Nixon (1)                             Senior Vice President and General Counsel
Kara R. Boling                                     Senior Vice President, Operations
Axel P. Andre (3)                                  Senior Vice President, Market Risk Management
Christopher V. Muchmore (1)                        Senior Vice President, Market Risk Management
Craig A. Anderson                                  Senior Vice President and Life Controller
Stewart R. Polakov (1)                             Vice President
William L. Mask                                    Vice President
Julie Cotton Hearne                                Vice President and Secretary
Manda Ghaferi (1)                                  Vice President
Christina M. Haley (1)                             Vice President, Product Filing
Mary M. Newitt (1)                                 Vice President, Product Filing
Tracey E. Harris                                   Vice President, Product Filing
Frank Kophamel                                     Vice President and Appointed Actuary
Mallary L. Reznik (1)                              Vice President and Assistant Secretary
Michael J. Kirincic (4)                            Vice President and Tax Officer
T. Clay Spires                                     Vice President and Tax Officer
Daniel R. Cricks                                   Vice President and Tax Officer
Stephen G. Lunanuova (4)                           Vice President and Tax Officer
Barbara J. Moore                                   Vice President and Tax Officer
Justin J.W. Caulfield (2)                          Vice President and Treasurer
Edward P. Voit (6)                                 Vice President
Michelle D. Campion (3)                            Vice President
Jeffrey S. Flinn                                   Vice President
Jennifer N. Miller (3)                             Vice President
Melissa H. Cozart                                  Privacy Officer
Amanda K. Ouslander                                Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart                                    Vice President and Assistant Life Controller
Mark J. Happe                                      Vice President, 38a-1 Compliance Officer
Rosemary Foster                                    Assistant Secretary
Virginia N. Puzon (1)                              Assistant Secretary
Laszlo Kulin (4)                                   Investment Tax Officer
Alireza Vaseghi (4)                                Managing Director and Chief Operating Officer, Institutional
                                                   Markets


--------
--------

--------
(1)   21650 Oxnard Street, Woodland Hills, CA 91367

(2)   175 Water Street, New York, NY 10038

(3)   777 S. Figueroa Street, Los Angeles, CA 90017

(4)   80 Pine Street, New York, NY 10005

(5)   50 Danbury Road, Wilton, CT 06897


(6)   1 Oxford Center, 301 Grant Street, Suite 1200, Pittsburgh, PA 15219



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0000005272-19-000023, filed on February 15, 2019. Exhibit 21 is incorporated herein by reference.



ITEM 27.  NUMBER OF CONTRACTS OWNERS


As of February 28, 2019:




                                 QUALIFIED    QUALIFIED    NON-QUALIFIED   NON-QUALIFIED
                                   GROUPS    INDIVIDUALS       GROUPS       INDIVIDUALS
                                ----------- ------------- --------------- --------------
  Portfolio Director...........     6,154       30,696*           601          3,529*
  Portfolio Director 2.........    95,151       70,500**       16,380          8,390**
  Portfolio Director Plus......   318,828      146,946         75,356         15,446


--------
* This amount represents the sum of Portfolio Director & Portfolio Director Advantage (UIT-194 + UIT-PDA)

** This amount represents the sum of Portfolio Director 2 & Portfolio Director 2 Advantage (UIT-PD2 + UIT-PD2A)


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.


ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:

     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account D
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R
     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A


     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B


     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A

(b)  Directors, Officers and principal place of business:



OFFICER/DIRECTORS*                                           POSITION
------------------------------ -------------------------------------------------------------------
   Peter A. Harbeck(1)         Director
   Stephen A. Maginn           Director, Senior Vice President
   James T. Nichols(1)         Director, President and Chief Executive Officer
   Frank Curran(1)             Chief Financial Officer, Chief Operating Officer, Controller, Vice
                               President and Treasurer
   Michael E. Treske           Chief Distribution Officer, Mutual Funds and Variable Annuities
   Michael Fortey(2)           Chief Compliance Officer
   John T. Genoy(1)            Vice President
   Mallary L. Reznik           Vice President
   T. Clay Spires(2)           Vice President, Tax Officer
   Julie A. Cotton Hearne(2)   Assistant Secretary
   Rosemary Foster(2)          Assistant Secretary
   Virginia N. Puzon           Assistant Secretary


     --------
      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

     (1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.

     (2)   Principal business address 2919 Allen Parkway, Houston, TX 77019.

(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.


ITEM 32.  UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

   1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

   3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

   (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   (3) Instruct sales representatives who solicit participants to purchase the contract specifically to being the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

   (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

   (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

   (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

   (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

   (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 23rd day of April, 2019.



                                       THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY SEPARATE ACCOUNT A
                                       (Registrant)


                                       BY: THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY
                                          (On behalf of the Registrant and
                                       itself)


                                       BY: /s/  CRAIG A. ANDERSON
                                          -------------------------------------
                                          CRAIG A. ANDERSON
                                          SENIOR VICE PRESIDENT AND LIFE
                                          CONTROLLER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.



            SIGNATURE                                        TITLE                                 DATE
---------------------------------   ------------------------------------------------------   ---------------
*KEVIN T. HOGAN                          Director, Chairman of the Board and President       April 23, 2019
------------------------------
KEVIN T. HOGAN

*KATHERINE A. ANDERSON                  Director, Senior Vice President and Chief Risk       April 23, 2019
------------------------------                              Officer
KATHERINE A. ANDERSON

*THOMAS J. DIEMER                        Director, Executive Vice President and Chief        April 23, 2019
------------------------------                         Financial Officer
THOMAS J. DIEMER

*JANA W. GREER                               Director and Chief Executive Officer            April 23, 2019
------------------------------
JANA W. GREER

*MICHAEL P. HARWOOD                   Director, Senior Vice President, Chief Actuary and     April 23, 2019
------------------------------                  Corporate Illustration Actuary
MICHAEL P. HARWOOD

*STEPHEN A. MAGINN                         Director, Senior Vice President and Chief         April 23, 2019
------------------------------                       Distribution Officer
STEPHEN A. MAGINN

*CRAIG A. SABAL                      Director, Senior Vice President and Chief Investment    April 23, 2019
------------------------------                              Officer
CRAIG A. SABAL

*DON W. CUMMINGS                        Director, Senior Vice President and Controller       April 23, 2019
------------------------------
DON W. CUMMINGS

/s/  CRAIG A. ANDERSON                     Senior Vice President and Life Controller         April 23, 2019
------------------------------
CRAIG A. ANDERSON

/s/  MANDA GHAFERI                                     Attorney-in-Fact                      April 23, 2019
------------------------------
*MANDA GHAFERI



                               INDEX OF EXHIBITS



 EXHIBIT NO.
-------------
(3) (a)         Distribution Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life
                Insurance Company Separate Account A and AIG Capital Services, Inc. effective December 31, 2018
(10)            Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP
(14)(a)         Power of Attorney -- The Variable Annuity Life Insurance Company